                                                                   Exhibit 10.16

           INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996

                            Dated as of May 26, 1999

                                 by and between

                     BELL ATLANTIC -- WASHINGTON D.C., INC.

                                       and

                                HARVARD NET, INC.

         INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996

      This Interconnection Agreement (this "Agreement"), under Sections 251 and 252 of the Telecommunications Act of 1996 (the "Act"), is effective as of the 26th day of May, 1999 (the "Effective Date"), by and between Bell Atlantic -Washington D.C., Inc. ("BA"), a District of Columbia corporation with offices at 1710 H Street N.W., Washington, D.C. 20006, and Harvard Net, Inc. ("HarvardNet"), a Delaware, corporation with offices at 500 Rutherford Avenue, Charlestown, Massachusetts, 02129 (each a "Party" and, collectively, the "Parties").

      WHEREAS, Harvardnet has requested, pursuant to Section 252(i) of the Act, that BA make available to Harvardnet Interconnection, services and unbundled Network Elements upon the same terms and conditions as provided in the Interconnection Agreement (and amendments thereto) between Dieca Communications, Inc. and BA, dated as of October 7, 1998, for Washington, D.C. , approved by the Commission under Section 252 of the Act copies of which agreement and amendments are attached hereto as Appendix 1 (the "Separate Agreement"); and

      WHEREAS, BA has agreed, subject to the terms and conditions set forth below, to make available to Harvardnet hereby Interconnection, services and unbundled Network Elements upon the terms and conditions of the Separate Agreement;

      NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Harvardnet and BA hereby agree as follows:

      1.0 Incorporation of Appendices by Reference

      1.1 Except as expressly stated herein, the terms and conditions of the Separate Agreement, as it is in effect the date hereof after giving effect to operation of law, and of the Appendices hereto, are incorporated by reference in their entirety herein and form an integral part of this Agreement.

      1.2 References in the Separate Agreement to Dieca Communications, Inc. or to Covad shall for purposes of this Agreement be deemed to refer to Harvardnet.

      1.3 References in Appendix 1 hereto to the "Effective Date", the date of effectiveness thereof and like provisions shall for purposes of this Agreement be deemed to refer to the date first written above. Unless terminated earlier in accordance with the terms of the Separate Agreement, this Agreement shall continue in effect until March 15, 2001, unless extended pursuant to Section
22.1 of the Separate Agreement. If the parties to the Separate Agreement terminate that agreement prior to the above date, such termination shall have no impact on the term or effectiveness of this Agreement.

      1.4 All references in the Separate Agreement to "800/888" shall be deleted in their entirety and replaced with the following: "800/888/877" and other such toll free numbers.

      1.5 All usage data to be provided pursuant to Sections 6.10 of the Separate Agreement shall be sent to the following address on behalf of
Harvardnet:

            Harvard Net, Inc.
            Attn: James Newman
                  Vice President of Operations
            500 Rutherford Avenue
            Charlestown, MA 02129

      1.6 All certificates or other proof of insurance to be sent to BA under
Section 21.3 of the Separate Agreement shall be sent to the following address:

            Director - Interconnection Services
            Bell Atlantic - Telecom Industry Services
            Room 1423
            1095 Avenue of the Americas
            New York, New York 10036

      1.7 All notices, affidavits, exemption-certificates or other communications to Harvardnet under Section 29.6.7 of the Separate Agreement shall be sent to the following address:

            Harvard Net, Inc.
            Attn: Melanie Haratunian
                  General Counsel
            500 Rutherford Avenue
            Charlestown, MA  02129
            Telephone: (800) 772-6771 (Ext. 607)
            Facsimile: (617) 242-6991

      1.8 All notices, affidavits, exemption-certificates or other communications to BA under Section 29.6.7 of the Separate Agreement shall be sent to the following address:

            Tax Administration
            Bell Atlantic Corporation
            1095 Avenue of the Americas
            Room 3109
            New York, New York 10036
            Telephone: (212) 395-1280
            Facsimile: (212) 597-2915

      1.9 Notices to Harvardnet under Section 29.10 of the Separate Agreement shall be sent to the following address:

            Harvard Net, Inc.
            Attn: Melanie Haratunian
                  General Counsel
            500 Rutherford Avenue
            Charlestown, MA  02129
            Telephone: (617) 242-1700
            Facsimile: (617) 242-6991

      1.10 Notices to BA under Section 29.10 of the Separate Agreement shall be sent to the following address:

            President - Telecom Industry Services
            Bell Atlantic Corporation
            1095 Avenue of the Americas
            40th Floor
            New York, New York 10036
            Facsimile: (212) 597-2585

            with a copy to:

            Bell Atlantic Network Services, Inc.
            Attn: Jack H. White
                  Associate General Counsel
            1320 N. Court House Road, 8th Floor
            Arlington, Virginia 22201
            Telephone: (703) 974-1368
            Facsimile: (703) 974-0744

            with a copy to:

            Bell Atlantic - Washington D.C., Inc.
            Attn: General Counsel
            11th Floor
            1710 H Street, N.W.
            Washington, D.C. 20006

      1.11 Schedules 3.0 and 4.0 set forth at Appendix 2 hereto shall replace and supersede in their entirety Schedules 3.0 and 4.0 of the Separate Agreement.

      2.0 Clarifications

      2.1 The entry into, filing and performance by the Parties of this Agreement does not in any way constitute a waiver by either Party of any of the rights and remedies it may have to seek review of any of the provisions of the Separate Agreement, or to petition the Commission, other administrative body or court for reconsideration or reversal of any determination made by any of them, or to seek review in any way of any portion of this Agreement in connection with Harvardnet's election under Section 252(i) of the Act.

      2.2 Notwithstanding any other provisions of this Agreement, where the state so mandates, BA shall have no obligation to perform under this Agreement until such time as Harvardnet has obtained a Certificate of Public Convenience and Necessity ("CPCN") or such other Commission authorization as may be required by law as a condition for conducting business in the District of Columbia as a local exchange carrier, provided that, this restriction does not apply to BA's obligation to provide Collocation or any other tariffed service to Harvardnet irrespective of Harvardnet's CPCN status.

      2.3 The Parties shall meet within thirty (30) days of the Effective Date, or at such other time to which the Parties mutually agree, to exchange information and to discuss in good faith the implementation issues addressed in
Section 10.1 (Joint Network Implementation and Grooming Process).

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of this 26th day of May, 1999.

HARVARD NET, INC                        BELL ATLANTIC - WASHINGTON D.C., INC.


By: /s/ Mark Washburn                   By: /s/ Jeffrey A. Masoner
    ---------------------------             -------------------------------


Printed: Mark Washburn                  Printed: Jeffrey A. Masoner
         ----------------------                  --------------------------

Title: President and Chief              Title: Vice-President - Interconnection
       Executive Officer                       Services Policy & Planning
       ------------------------                --------------------------------

                                                                      APPENDIX 2
SCHEDULE 3.0

INITIAL NETWORK IMPLEMENTATION SCHEDULE FOR WASHINGTON D.C.

      In accordance with the provisions of Section 3 of the Agreement, the Parties shall make their best efforts to meet the following initial Milestones no later than the listed Dates.

===============================================================================
LATA in
Washington D.C.      Milestone                                Date
-------------------------------------------------------------------------------

LATA ___             LATA Start Date                          TBD
                     ----------------------------------------------------------
                     SS7 Certification, Collocation,          TBD
                     Operator Services/DA Facilities, and
                     NXX(s) Applied For
                     ----------------------------------------------------------
                     Parties Agree on Trunking Arrangements   TBD
                     for Traffic Exchange
                     ----------------------------------------------------------
                     Valid Access Service Request(s)          TBD
                     ("ASRs") for Traffic Exchange Trunk
                     Groups and Routing Information Received
                     by BA
                     ----------------------------------------------------------
                     Valid Orders for 911 Facilities          TBD
                     Received by BA
                     ----------------------------------------------------------
                     All Trunks (Traffic Exchange, Operator   TBD
                     Services/DA, 911) Tested and Turned Up
                     ----------------------------------------------------------
                     SS7 Certification Achieved; (1)          TBD
                     Collocation Arrangements Complete for
                     Trunk Interconnection and Access to
                     Network Elements(2)
                     ----------------------------------------------------------
                     Arrangements for Alternate-Billed Calls  TBD
                     Agreed Upon

                     Call-through Testing Completed;          TBD
                     "Interconnection Activation Date"
===============================================================================

      Failure of a Party or the Parties to meet an earlier Milestone Date shall not relieve either Party of the responsibility to make its best efforts to meet subsequent Milestone Date(s) in the LATA, unless, and only to the extent that, the subsequent Milestone Date(s) depend on the timely completion of such earlier Milestone Date.

      For purposes of Section 3, (i) business Telephone Exchange Service shall be considered "fully operational" in a LATA in Washington D.C. when HARVARDNET has an effective Tariff for business Telephone Exchange Service in Washington D.C. and a

----------

      (1) SS7 certification scheduling depends on actual schedule availability at time of request. Initial implementation will be multi-frequency until SS7 certification is achieved.

      (2) Intervals for IDLC collocation arrangements for VG ULL capability are 60 days for Virtual Collocation and 120 days for Physical Collocation from the date the arrangement is applied for.

                                                                      APPENDIX 2

significant number of Telephone Exchange Service Customer lines in service for business Telephone Exchange Service Customers in that LATA in Washington D.C. that are not affiliates or employees of either BA or HARVARDNET, and (ii) residential Telephone Exchange Service shall be considered "fully operational" in a LATA in Washington D.C. when HARVARDNET has an effective Tariff for residential Telephone Exchange Service in Washington D.C. and has a significant number of Telephone Exchange Service Customer lines in service for residential Telephone Exchange Service Customers in that LATA in Washington D.C. that are not affiliates or employees of either BA or HARVARDNET.

                                                                      APPENDIX 2

                  SCHEDULE 4.0 Network Interconnection Schedule


      LATA              HARVARDNET-IP           BA-IP       Activation Date

TBD               TBD                     TBD         TBD

           INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996

                           Dated as of October 7, 1998

                                 by and between

                      BELL ATLANTIC - WASHINGTON D.C. INC.

                                       and

                           DIECA COMMUNICATIONS, INC.

                                TABLE OF CONTENTS
                                -----------------

                                                                          Page
                                                                          ----

1.0   DEFINITIONS                                                            2

2.0   INTERPRETATION AND CONSTRUCTION                                       11

3.0   INTERCONNECTION ACTIVATION DATES AND IMPLEMENTATION
      SCHEDULE                                                              11

4.0   INTERCONNECTION PURSUANT TO SECTION 251(c)(2)                         12
4.1   Scope                                                                 12
4.2   Physical Architectures                                                14
4.3   Mid-Span Meets                                                        15
4.4   Interconnection in Additional LATAs                                   16
4.5   Interconnection Points for Different Types of Traffic                 17

5.0   TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE
      TRAFFIC PURSUANT TO SECTION 251(c)(2)                                 17
5.1   Scope of Traffic                                                      17
5.2   Trunk Group Connections and Ordering                                  17
5.3   Additional Switching System Hierarchy and Trunking Requirements       18
5.4   Signaling                                                             18
5.5   Grades of Service                                                     18
5.6   Measurement and Billing                                               18
5.7   Reciprocal Compensation Arrangements -- Section 251(b)(5)             19

6.0   TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC
      PURSUANT TO 251(c)(2)                                                 20
6.1   Scope of Traffic                                                      20
6.2   Trunk Group Architecture and Traffic Routing                          20
6.3   Meet-Point Billing Arrangements                                       21
6.4   800/888 Traffic                                                       24

7.0   TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC                   25
7.1   Information Services Traffic                                          25
7.2   LSV/VCI Traffic                                                       26
7.3   Transit Service                                                       27
7.4   911/E911 Arrangements                                                 28
7.5   Ancillary Traffic Generally                                           30

8.0   NUMBER RESOURCES, RATE CENTERS, AND RATING POINTS                     30

9.0   NETWORK MAINTENANCE AND MANAGEMENT; OUTAGES                           31
9.1   Interference or Impairment                                            31
9.2   Repeated or Willful Noncompliance                                     31
9.3   Outage Repair Standard                                                32
9.4   Notice of Changes -- Section 251(c)(5)                                32

10.0  JOINT NETWORK IMPLEMENTATION AND GROOMING PROCESS;
      INSTALLATION, MAINTENANCE, TESTING AND REPAIR                         32
10.1  Joint Network Implementation and Grooming Process                     32
10.2  Installation, Maintenance, Testing and Repair                         33
10.3  Forecasting Requirements for Trunk Provisioning                       33

11.0  UNBUNDLED ACCESS -- SECTION 251(c)(3)                                 34
11.1  Available Network Elements                                            35
11.2  Unbundled Local Loop (ULL) Transmission Types                         35
11.3  Network Interface Device                                              37
11.4  Unbundled Switching Elements                                          37
11.5  Interoffice Transmission Facilities                                   37
11.6  Operations Support Systems                                            37
11.7  Limitations on Unbundled Access                                       37
11.8  Availability of Other Network Elements on an Unbundled Basis          38
11.9  Provisioning of Unbundled Local Loops                                 39
11.10 Maintenance of Unbundled Local Loops                                  40
11.11 Rates and Charges                                                     40

12.0  RESALE -- SECTIONS 251(c)(4) and 251(b)(1)                            41
12.1  Availability of Retail Rates for Resale                               41
12.2  Availability of Wholesale Rates for Resale                            41
12.3  Availability of Support Services for Resale                           41
12.4  Restrictions on Resale and Use of BA Services                         41

13.0  COLLOCATION -- SECTION 251(c)(6)                                      42

14.0  NUMBER PORTABILITY -- SECTION 251(b)(2)                               44
14.1  Scope                                                                 44
14.2  Procedures for Providing INP Through Remote Call Forwarding           44
14.3  Procedures for Providing INP Through Direct Inward Dial Trunks
      (Flex-DID)                                                            46
14.4  Procedures for Providing LTNP Through Full NXX Code Migration         46
14.5  Receipt of Terminating Compensation on Traffic to INP'ed Numbers      46
14.6  Recovery of INP Costs Pursuant to FCC Order and Rulemaking            47

15.0  DIALING PARITY -- SECTION 251(b)(3)                                   47

16.0  ACCESS TO RIGHTS-OF-WAY -- SECTION 251(b)(4)                          48

17.0  DATABASES AND SIGNALING                                               48

18.0  COORDINATED SERVICE ARRANGEMENTS                                      50
18.1  Intercept and Referral Announcements                                  50
18.2  Coordinated Repair Calls                                              50
18.3  Customer Authorization                                                50

19.0  DIRECTORY SERVICES ARRANGEMENTS                                       51
19.1  Directory Listings and Directory Distributions                        51
19.2  Yellow Pages Maintenance                                              53
19.3  Service Information Pages                                             53
19.4  Directory Assistance (DA); Call Completion                            54

20.0  COORDINATION WITH TARIFF TERMS                                        54

21.0  INSURANCE                                                             55

22.0  TERM AND TERMINATION                                                  55

23.0  DISCLAIMER OF REPRESENTATIONS AND WARRANTIES                          56

24.0  CANCELLATION CHARGES                                                  56

25.0  INDEMNIFICATION                                                       57

26.0  LIMITATION OF LIABILITY                                               57

27.0  PERFORMANCE STANDARDS FOR SPECIFIED ACTIVITIES                        58
27.1  Performance Standards                                                 58
27.2  Performance Monitoring Reports, Standards and Remedies                58
27.3  Performance Measurement, Standard and Remedy for
      xDSL-Compatible ULLs                                                  59

28.0  COMPLIANCE WITH LAWS; REGULATORY APPROVAL                             59

29.0  MISCELLANEOUS                                                         60
29.1  Authorization                                                         60
29.2  Independent Contractor                                                60
29.3  Force Majeure                                                         61
29.4  Confidentiality                                                       61
29.5  Choice of Law                                                         62
29.6  Taxes                                                                 62
29.7  Assignment                                                            65
29.8  Billing and Payment; Disputed Amounts                                 65
29.9  Dispute Resolution                                                    66
29.10 Notices                                                               66

29.11 Section 252(i) Obligations                                            67
29.12 Joint Work Product                                                    68
29.13 No Third Party Beneficiaries; Disclaimer of Agency                    68
29.14 No License                                                            69
29.15 Technology Upgrades                                                   69
29.16 Survival                                                              69
29.17 Entire Agreement                                                      70
29.18 Counterparts                                                          70
29.19 Modification, Amendment, Supplement or Waiver                         70
29.20 Successors and Assigns                                                70
29.21 Publicity and Use of Trademarks or Service Marks                      70
29.22 Integrity of BELL ATLANTIC Network                                    70
29.23 Merger Conditions                                                     70

                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------

Schedules

Schedule 1.0    Certain  Terms As Defined in the Act, As of  Effective Date
Schedule 3.0    Initial Network Implementation Schedule
Schedule 4.0    Interconnection Points in LATA
Schedule 4.5    Interconnection Points for Different Types of Traffic
Schedule 6.3    Rate Elements Under Meet Point Billing
Schedule 11.3   Access to Network Interface Device
Schedule 11.4   Unbundled Switching Elements
Schedule 12.3   Support Services for Resale
Schedule 13.4   Collocation:  Shared Cage Arrangement
Schedule 27.2   Performance Monitoring Reports, Standards and Remedies

Exhibits

Exhibit A       Detailed Schedule of Itemized Charges
Exhibit B       Network Element Bona Fide Request
Exhibit C       Directory Assistance and Call Completion Services Agreement
Exhibit D       IntraLATA Telecommunications Services Settlement Agreement

           INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE
                         TELECOMMUNICATIONS ACT OF 1996

      This Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996, is effective as of the 7th day of October, 1998 (the "Effective Date"), by and between Bell Atlantic - Washington D.C. Inc. ("BA"), a New York corporation with offices at 1710 H Street N.W., Washington, D.C. 20006, and DIECA Communications, Inc. (referred to in this Agreement as "Covad"), a Virginia corporation with offices at 6849 Old Dominion Drive, Suite 220, McLean, VA 22101.

      WHEREAS, the Parties want to interconnect their networks at mutually agreed upon points of interconnection to provide Telephone Exchange Services, Switched Exchange Access Services, and other Telecommunications Services (all as defined below) to their respective customers;

      WHEREAS, the Parties are entering into this Agreement to set forth the respective obligations of the Parties and the terms and conditions under which the Parties will interconnect their networks and provide other services as required by the Act (as defined below) and additional services as set forth herein; and

      WHEREAS, Sections 251, 252, and 271 of the Telecommunications Act of 1996 have specific requirements for interconnection, unbundling, and service resale, commonly referred to as the "Checklist", and the Parties intend that this Agreement address those Checklist requirements.

      NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Covad and BA hereby agree as follows:

      This Agreement sets forth the terms, conditions and pricing under which BA and Covad (individually, a "Party" and collectively, the "Parties") will offer and provide to each other network Interconnection, access to Network Elements, ancillary services, and wholesale Telecommunications Services available for resale within each LATA in which they both operate within the District of Columbia. As such, this Agreement is an integrated package that reflects a balancing of interests critical to the Parties. It will be submitted to the District of Columbia Public Service Commisssion, and the Parties will specifically request that the Commission refrain from taking any action to change, suspend or otherwise delay implementation of the Agreement. So long as the Agreement remains in effect, neither Party shall advocate before any legislative, regulatory, or other public forum that any term of this Agreement be modified or eliminated, unless mutually agreed to by the Parties.

1.0 DEFINITIONS.

      As used in this Agreement, the following terms shall have the meanings specified below in this Section 1. For convenience of reference only, the definitions of certain terms that are As Defined in the Act (as defined below) are set forth on
Schedule 1.0.

      1.1 "Act" means the Communications Act of 1934 (47 U.S.C. 151 et. seq.), as amended by the Telecommunications Act of 1996, and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the Commission.

      1.2 "ADSL" or "Asymmetrical Digital Subscriber Line" is a digital loop transmission technology which typically permits the transmission of up to 6 Mbps downstream (from the CO to the end-user customer) and up to 640 kbps digital signal upstream (from the end-user customer to the CO).

      1.2.A "Affiliate" is As Defined in the Act.

      1.3 "Agreement" means this Interconnection Agreement under Sections 251 and 252 of the Act and all Exhibits, Schedules, addenda, and attachments referenced herein and/or appended hereto.

      1.4 "Ancillary Traffic," means all traffic that is destined for ancillary services, or that may have special billing requirements, including but not limited to the following: LSV/VCI, Directory Assistance, 911/E911, Operator Services (IntraLATA call completion), IntraLATA third party, collect and calling card, 800/888 database query, LIDB, and information services requiring special billing.

      1.5 "Applicable Laws" or "Applicable Law" or "Law" means all laws, regulations, and orders applicable to each Party's performance of its obligations hereunder.

      1.6 "As Defined in the Act" means as specifically defined by the Act and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the Commission.

      1.7 "As Described in the Act" means as described in or required by the Act and as from time to time interpreted in the duly authorized rules and regulations of the FCC or the Commission.

      1.8 "Automatic Number Identification" or "ANI" means a signaling parameter which refers to the number transmitted through a network identifying the billing number of the calling party.

      1.8.A "Bona Fide Request" or "BFR" means the process described on Exhibit B that prescribes the terms and conditions relating to a Party's request that the other Party provide a BFR Item (as defined in Exhibit B) not otherwise provided by the terms of this Agreement.

      1.9 "Calling Party Number" or "CPN" is a Common Channel Signaling ("CCIS") parameter which refers to the number transmitted through a network identifying the calling Party.

      1.10 "Central Office Switch" means a switch used to provide
Telecommunications Services, including, but not limited to:

            (a) "End Office Switch" or "End Office" is a switching entity that is used to terminate Customer station Loops for the purpose of interconnection to each other and to trunks; and

            (b) "Tandem Switch" or "Tandem Office" or "Tandem" is a switching entity that has billing and recording capabilities and is used to connect and switch trunk circuits between and among End Office Switches and between and among End Office Switches and carriers' aggregation points, points of termination, or points of presence, and to provide Switched Exchange Access Services.

      A Central Office Switch may also be employed as a combination End Office/Tandem Office Switch.

      1.11 "CLASS Features" means certain CCIS-based features available to Customers including, but not limited to: Automatic Call Back; Call Trace; Caller Identification, and future CCIS-based offerings.

      1.12 "Collocation" means an arrangement whereby one Party's (the "Collocating Party") facilities are terminated in equipment necessary for Interconnection or for access to Network Elements offered by the second Party on an unbundled basis that has been installed and maintained at the premises of a second Party (the "Housing Party"). For purposes of Collocation, the "premises" of a Housing Party is limited to a Housing Party Wire Center, other mutually agreed-upon locations of the Housing Party, or any other location for which Collocation has been ordered by the FCC or Commission. Collocation may be "physical" or "virtual". In "Physical Collocation," the Collocating Party installs and maintains its own equipment in the Housing Party's premises. In "Virtual Collocation," the Housing Party owns, installs, and maintains equipment dedicated to use by the Collocating Party in the Housing Party's premises. BA currently provides Collocation under terms, rates, and conditions as described in tariffs on file or soon to be filed with the FCC and the Commission. For purposes of this Agreement, Collocation also includes alternative Collocation arrangements required by Applicable Law or agreed to by the Parties purusant to
Section 13 below.

      1.13 "Commission" means the District of Columbia Public Service Commission Commission.

      1.14 "Common Channel Interoffice Signaling" or "CCIS" means a method of transmitting call set-up and network control data over a digital signaling network separate from the public switched telephone network facilities that carry the actual voice or data traffic of the call. "SS7" means the common channel out of band signaling protocol developed by the Consultative Committee for International Telephone and Telegraph ("CCITT") and the American National Standards Institute ("ANSI"). BA and Covad currently utilize this out-of-band signaling protocol. "CCSAC" or "CCSAS" means the common channel signaling access connection or service, respectively, which connects one Party's signaling point of interconnection ("SPOI") to the other Party's STP for the exchange of SS7 messages.

      1.15 "Competitive Local Exchange Carrier" or "CLEC" means any Local Exchange Carrier other than BA, operating as such in BA's certificated territory in the District of Columbia. Covad is a CLEC.

      1.16 "Cross Connection" means a jumper cable or similar connection provided pursuant to Collocation at the digital signal cross connect, Main Distribution Frame or other suitable frame or panel between (i) the Collocating Party's equipment and (ii) the equipment or facilities of the Housing Party.

      1.17 "Customer" means a third-party residence or business end-user subscriber to Telecommunications Services provided by either of the Parties.

      1.17.A "Customer Proprietary Network Information" or "CPNI" is As Defined in the Act.

      1.18 "Dialing Parity" is As Defined in the Act.

      1.19 "Digital Signal Level" means one of several transmission rates in the time-division multiplex hierarchy.

      1.20 "Digital Signal Level 0" or "DS0" means the 64 Kbps zero-level signal in the time-division multiplex hierarchy.

      1.21 "Digital Signal Level 1" or "DS1" means the 1.544 Mbps first-level signal in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS1 is the initial level of multiplexing.

      1.22 "Digital Signal Level 3" or "DS3" means the 44.736 Mbps third-level in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS3 is defined as the third level of multiplexing.

      1.23 "Exchange Access" is As Defined in the Act.

      1.24 "Exchange Message Record" or "EMR" means the standard used for exchange of telecommunications message information among Local Exchange Carriers for billable, non-billable, sample, settlement, and study data. EMR format is contained in BR-010-200-010 CRIS Exchange Message Record, a Bell Communications Research, Inc. ("Bellcore") document that defines industry standards for Exchange Message Records.

      1.25 "FCC" means the Federal Communications Commission.

      1.26 "FCC Regulations" means Title 47 of the Code of Federal Regulations, including but not limited to the amendments adopted in, and the additional requirements of, the First Report and Order In the Matter of Implementation of the Local Competition Provisions in the Telecommunications Act of 1996 and Interconnection between Local Exchange and Commercial Mobile Radio Service Providers, CC Docket Nos. 96-98 and 95-185, adopted on August 1, 1996 and released on August 8, 1996, the Second Report and Order and Memorandum Opinion and Order, CC Docket Nos. 96-98, 95-185, and 92-237, adopted and released on August 8, 1996, and any and all rules or regulations that are issued from Deployment of Wireline Services Offering Advanced Telecommunications Capability, CC Docket No. 98-147 et al., Memorandum Opinion and Order and Notice of Proposed Rulemaking, FCC 98-188, released on August 7, 1998, as each may be amended, stayed, voided, repealed, or supplemented from time to time.

      1.27 "HDSL" or "High-Bit Rate Digital Subscriber Line" means a transmission technology which transmits up to 784 kbps simultaneously in both directions on a two-wire channel using a 2 Binary / 1 Quartenary ("2B1Q") line code.

      1.28 "Incumbent Local Exchange Carrier" or "ILEC" is As Defined in the Act. For purposes of this Agreement, BA is an Incumbent Local Exchange Carrier.

      1.29 "Independent Telephone Company" or "ITC" means any entity other than BA which, with respect to its operations within the District of Columbia, is an Incumbent Local Exchange Carrier.

      1.30 "Information Service Traffic" means Local Traffic or IntraLATA Toll Traffic which originates on a Telephone Exchange Service line and which is addressed to an information service provided over a Party's information services platform (e.g., 976).

      1.30.A "Inside Wire" or "Inside Wiring" means all wire, cable, terminals, hardware, and other equipment or materials on the Customer's side of the Rate Demarcation Point.

      1.31 "Integrated Digital Loop Carrier" or "IDLC" means a subscriber loop carrier system which integrates within the switch at a DS1 level that is twenty-four (24) loop transmission paths combined into a 1.544 Mbps digital signal.

      1.32. "Integrated Services Digital Network" or "ISDN" means a switched network service providing end-to-end digital connectivity for the simultaneous transmission of voice and data. Basic Rate Interface-ISDN ("BRI-ISDN") provides for digital transmission of two 64 kbps bearer channels and one 16 kbps data and signaling channel (2B+D). Primary Rate Interface-ISDN ("PRI-ISDN") provides for digital transmission of twenty three (23) 64 kbps bearer channels and one (1) 64 kbps data and signaling channel (23 B+D).

      1.33 "Interconnection" is As Described in the Act, and means the connection of equipment or facilities of one carrier with the equipment or facilities of another carrier for the purpose of transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic.

      1.34 "Interexchange Carrier" or "IXC" means a carrier that provides, directly or indirectly, interLATA or intraLATA Telephone Toll Services.

      1.35 "Interim Number Portability" or "INP" means the use of existing and available call routing, forwarding, and addressing capabilities (e.g. remote call forwarding) to enable a Customer to receive Telephone Exchange Service provided by any Local Exchange Carrier operating within the exchange area with which the Customer's telephone number(s) is associated, without having to change the telephone number presently assigned to the Customer and regardless of whether the Customer's chosen Local Exchange Carrier is the carrier that originally assigned the number to the Customer.

      1.36  "InterLATA" is As Defined in the Act.

      1.37 "IntraLATA Toll Traffic" means those intraLATA calls that are not defined as Local Traffic in this Agreement.

      1.38  Reserved.

      1.39 "Line Status Verification" or "LSV" means an operator request for a status check on the line of a called party. The request is made by one Party's operator to an operator of the other Party. The verification of the status check is provided to the requesting operator.

      1.40 "Local Access and Transport Area" or "LATA" is As Defined in the Act.

      1.41 "Local Exchange Carrier" or "LEC" is As Defined in the Act. The Parties to this Agreement are or will shortly become Local Exchange Carriers.

      1.42  Reserved.

      1.43 "Local Telephone Number Portability" or "LTNP" means "number portability" As Defined in the Act.

      1.44 "Local Traffic," unless otherwise defined by Applicable Law, is traffic that is originated by a Customer of one Party on that Party's network and terminates to a Customer of the other Party on that other Party's network, within a given local calling area, or expanded area service ("EAS") area, as defined in BA's effective Customer tariffs, or, if the Commission has defined local calling areas applicable to all LECs, then as so defined by the Commission.

      1.45 "Main Distribution Frame" or "MDF" means the primary point at which outside plant facilities terminate within a Wire Center, for interconnection to other telecommunications facilities within the Wire Center.

      1.46 "MECAB" means the Multiple Exchange Carrier Access Billing (MECAB) document prepared by the Billing Committee of the Ordering and Billing Forum ("OBF"), which functions under the auspices of the Carrier Liaison Committee ("CLC") of the Alliance for

Telecommunications Industry Solutions ("ATIS"). The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of an Exchange Access service provided by two or more LECs, or by one LEC in two or more states, within a single LATA.

      1.47 "MECOD" means the Multiple Exchange Carriers Ordering and Design (MECOD) Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee under the auspices of OBF. The MECOD document, published by Bellcore as Special Report SR-STS-002643, establishes methods for processing orders for Exchange Access service which is to be provided by two or more LECs.

      1.48 "Meet-Point Billing" or "MPB" means an arrangement whereby two or more LECs jointly provide to a third party the transport element of a Switched Exchange Access Service to one of the LECs' End Office Switches, with each LEC receiving an appropriate share of the transport element revenues as defined by their effective Exchange Access tariffs. "Meet-Point Billing Traffic" means traffic that is subject to an effective Meet-Point Billing arrangement.

      1.49 "Mid-Span Meet" means an Interconnection architecture whereby two carriers' transmission facilities meet at a mutually agreed-upon point of Interconnection utilizing a fiber hand-off and, at the delivering carrier's option, may interface with such carrier's collocated equipment to gain access to unbundled elements.

      1.50 "Multiple Bill/Single Tariff" or "Multiple Bill/Multiple Tariff" means the MPB method whereby each LEC prepares and renders its own meet point bill in accordance with its own Tariff(s) for the portion of the jointly-provided Switched Exchange Access Service which the LEC provides.

      1.51 "Network Element" is As Defined in the Act.

      1.52 "Network Interface Device" or "NID" means the BA-provided interface terminating BA's telecommunications network on the property where the Customer's service is located at a point determined by BA.

      1.53 "North American Numbering Plan" or "NANP" means the numbering plan used in the United States that also serves Canada, Bermuda, Puerto Rico and certain Caribbean Islands. The NANP format is a 10-digit number that consists of a 3-digit NPA code (commonly referred to as the area code), followed by a 3-digit NXX code and 4-digit line number.

      1.54. "Numbering Plan Area" or "NPA" is also sometimes referred to as an area code. There are two general categories of NPAs, "Geographic NPAs" and "Non-Geographic NPAs." A Geographic NPA is associated with a defined geographic area, and all telephone numbers bearing such NPA are associated with services provided within that geographic area. A Non-Geographic NPA, also known as a "Service Access Code" or "SAC Code," is typically associated with a specialized telecommunications service which may be provided across multiple geographic NPA areas; 800, 900, 700, 500 and 888 are examples of Non-Geographic NPAs.

      1.55 "NXX," "NXX Code," or "End Office Code" means the three digit switch entity indicator (i.e. the first three digits of a seven digit telephone number).

      1.56 "Permanent Number Portability" or "PNP" means the use of a database or other technical solution that comports with regulations issued by the FCC to provide LTNP for all customers and service providers.

      1.57 "Port Element" or "Port" means a termination on a Central Office Switch that permits Customers to send or receive Telecommunications over the public switched network, but does not include switch features or switching functionality.

      1.57.A "POT Bay" or "Point of Termination Bay" means the intermediate distributing frame system which serves as the point of demarcation for collocated Interconnection.

      1.58 "Rate Center Area" or "Rate Center" or "Exchange Area" means the geographic area that has been identified by a given LEC as being associated with a particular NPA-NXX code assigned to the LEC for its provision of Telephone Exchange Services. The Rate Center Area is the exclusive geographic area which the LEC has identified as the area within which it will provide Telephone Exchange Services bearing the particular NPA-NXX designation associated with the specific Rate Center Area. A "Rate Center Point" is a specific geographic point, defined by a V&H coordinate, located within the Rate Center Area and used to measure distance for the purpose of billing Customers for distance-sensitive Telephone Exchange Services and Toll Traffic. Rate Centers will be identical for each Party until such time as Covad is permitted by an appropriate regulatory body to create its own Rate Centers within an area.

      1.59 "Rate Demarcation Point" means the point where network access recurring charges and BA responsibility stop and beyond which Customer responsibility begins, determined in accordance with FCC rules and BA standard operating practices.

      1.60 "Rating Point" or "Routing Point" means a specific geographic point identified by a specific V&H coordinate. The Rating Point is used to route inbound traffic to specified NPA-NXXs and to calculate mileage measurements for distance-sensitive transport charges of switched access services. Pursuant to Bellcore Practice BR-795-100-100, the Rating Point may be an End Office location, or a "LEC Consortium Point of Interconnection." Pursuant to that same Bellcore Practice, examples of the latter shall be designated by a common language location identifier (CLLI) code with (x)KD in positions 9, 10, 11, where (x) may be any alphanumeric A-Z or 0-9. The Rating Point/Routing Point must be located within the LATA in which the corresponding NPA-NXX is located. However, the Rating Point/Routing Point associated with each NPA-NXX need not be the same as the corresponding Rate Center Point, nor must it be located within the corresponding Rate Center Area, nor must there be a unique and separate Rating Point corresponding to each unique and separate Rate Center.

      1.61 "Reciprocal Compensation" is As Described in the Act, and refers to the payment arrangements that recover costs incurred for the transport and termination of Reciprocal

Compensation Traffic originating on one Party's network and terminating on the other Party's network.

      1.62 "Service Control Point" or "SCP" means the node in the Common Channel Signaling network to which informational requests for service handling, such as routing, are directed and processed. The SCP is a real time database system that, based on a query from a service switching point and via a Signaling Transfer Point, performs subscriber or application-specific service logic, and then sends instructions back to the SSP on how to continue call processing.

      1.63 "Signaling Transfer Point" or "STP" means a specialized switch that provides SS7 network access and performs SS7 message routing and screening.

      1.63.A "Strapping" means the act of installing a permanent connection between a Point of Termination bay and a collocated interconnector's physical Collocation node.

      1.64 "Switched Access Detail Usage Data" means a category 1101XX record as defined in the EMR Bellcore Practice BR-010-200-010.

      1.65 "Switched Access Summary Usage Data" means a category 1150XX record as defined in the EMR Bellcore Practice BR-010-200-010.

      1.66 "Switched Exchange Access Service" means the offering of transmission and switching services to Telecommunications Carriers for the purpose of the origination or termination of Toll Traffic. Switched Exchange Access Services include but may not be limited to: Feature Group A, Feature Group B, Feature Group D, 700 access, 800 access, 888 access, and 900 access and functionally equivalent Switched Exchange Access services that may be offered in the future.

      1.67 "Switching Element" is the unbundled Network Element that provides a CLEC the ability to use switching functionality in a BA End Office switch, including all vertical services that are available on that switch, to provide Telecommunications Services, including Telephone Exchange Service, to its end user customer(s). The Switching Element will be provisioned with a Port Element, which provides line side access to the Switching Element.

      1.68 "Tariff" means any applicable federal or state tariff of a Party, or standard agreement or other document that sets forth the generally available terms and conditions, each as may be amended by the Party from time to time, under which a Party offers a particular service, facility, or arrangement. A Tariff shall not include BA's "Statement of Generally Available Terms and Conditions for Interconnection, Unbundled Network Elements, Ancillary Services and Resale of Telecommunications Services" which has been approved or is pending approval by the Commission pursuant to Section 252(f) of the Communications Act of 1934, 47 U.S.C. ss. 252(f).

      1.69 "Technically Feasible Point" is As Described in the Act.

      1.70  "Telecommunications" is As Defined in the Act.

      1.71 "Telecommunications Act" means the Telecommunications Act of 1996 and any rules and regulations promulgated thereunder.

      1.72 "Telecommunications Carrier" is As Defined in the Act.

      1.73 "Telecommunications Service" is As Defined in the Act.

      1.74 "Telephone Exchange Service," sometimes also referred to as "Exchange Service," is As Defined in the Act. Telephone Exchange Service generally provides the Customer with a telephonic connection to, and a unique telephone number address on, the public switched telecommunications network, and enables such Customer to place or receive calls to all other stations on the public switched telecommunications network.

      1.75 [Reserved]

      1.76 "Toll Traffic" means traffic that is originated by a Customer of one Party on that Party's network and terminates to a Customer of the other Party on that Party's network and is not Local Traffic or Ancillary Traffic. Toll Traffic may be either "IntraLATA Toll Traffic" or "InterLATA Toll Traffic," depending on whether the originating and terminating points are within the same LATA.

      1.77 "Transit Traffic" means any traffic that originates from or terminates at Covad's network, "transits" BA's network substantially unchanged, and terminates to or originates from a third carrier's network, as the case may be. "Transit Traffic Service" provides Covad with the ability to use its connection to a BA Tandem for the delivery of calls which originate or terminate with Covad and terminate to or originate from a carrier other than BA, such as another CLEC, a LEC other than BA, or a wireless carrier. In these cases, neither the originating nor terminating Customer is a Customer of BA. This service is provided through BA's Tandems and applies only where the terminating End Office of the third carrier subtends the BA Tandem. "Transit Traffic" and "Transit Traffic Service" do not include or apply to traffic that is subject to an effective Meet-Point Billing arrangement.

      1.78 "Trunk Side" means a Central Office Switch connection that is capable of, and has been programmed to treat the circuit as, connecting to another switching entity (e.g. another carrier's network). Trunk Side connections offer those transmission and signaling features appropriate for the connection of switching entities.

      1.79 "Unbundled Local Loop Element" or "ULL" means a transmission path that extends from a Main Distribution Frame, DSX-panel, or functionally comparable piece of equipment in the Customer's serving End Office to the Rate Demarcation Point (or network interface device (NID) if installed) in or at a Customer's premises. The actual loop transmission facilities used to provide an ULL may utilize any of several technologies.

      1.80 "Verification with Call Interruption" or "VCI" means a service that may be requested and provided when Line Status Verification has determined that a line is busy due to an ongoing call. VCI is an operator interruption of that ongoing call to inform the called party that a calling party is seeking to complete his or her call to the called party.

      1.81 "Voice Grade" means either an analog signal of 300 to 3000 Hz or a digital signal of 56/64 kilobits per second. When referring to digital voice grade service (a 56/64 kbps channel), the terms "DS-0" or "sub-DS-1" may also be used.

      1.82 "Wire Center" means a building or portion thereof which serves as a Routing Point for Switched Exchange Access Service.

2.0 INTERPRETATION AND CONSTRUCTION.

      2.1 All references to Sections, Exhibits and Schedules shall be deemed to be references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The headings used in this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning of this Agreement. Unless the context shall otherwise require, any reference to any agreement, other instrument (including BA or other third party offerings, guides or practices), statute, regulation, rule or tariff is to such agreement, instrument, statute, regulation, or rule or tariff as amended and supplemented from time to time (and, in the case of a statute, regulation, rule or tariff, to any successor provision).

      2.2 Subject to the terms set forth in Section 20 regarding rates and charges, each Party hereby incorporates by reference those provisions of its tariffs that govern the provision of any of the services or facilities provided hereunder. If any provision of this Agreement and an applicable tariff cannot be reasonably construed or interpreted to avoid conflict, the provision contained in this Agreement shall prevail, provided that in all cases the more specific shall prevail over the more general. If any provision contained in this main body of the Agreement and any Schedule or Exhibit hereto cannot be reasonably construed or interpreted to avoid conflict, the provision contained in this main body of the Agreement shall prevail. The fact that a condition, right, obligation, or other term appears in this Agreement but not in any such tariff shall not be interpreted as, or be deemed grounds for finding, a conflict for purposes of this Section 2.

3.0 INTERCONNECTION ACTIVATION DATES AND IMPLEMENTATION SCHEDULE.

      Subject to the terms and conditions of this Agreement, each Party shall exercise its best efforts to adhere to the Interconnection Activation Dates and Network Implementation Schedule set forth in Schedule 3.0, and to provide fully operational service predominantly over its own Telephone Exchange Service facilities to business and residential Customers as soon as reasonably practicable following the achievement of the milestones in said Schedule for each listed LATA in the District of Columbia. Schedule 3.0 may be revised and supplemented from time to time upon the mutual agreement of the Parties to reflect the intention of the Parties to interconnect in additional LATAs pursuant to subsection 4.4 by attaching one or more supplementary schedules to Schedule 3.0. The Parties agree that this Agreement addresses BA's obligation to provide Interconnection under Section 251 of the Act, and the requirements of the Competitive Checklist, under Section 271 of the Act. Covad represents that it is, or intends to become, a provider of Telecommunications Service to residential and business subscribers offered exclusively over its own Telecommunications Service facilities or predominantly over its own Telecommunications Service facilities in combination with the use of unbundled Network Elements purchased from another entity and the resale of the Telecommunications Services of other carriers.

4.0 INTERCONNECTION PURSUANT TO SECTION 251(c)(2)

      The types of Traffic to be exchanged under this Agreement shall be Local Traffic, IntraLATA Toll (and InterLATA Toll, as applicable) Traffic, Transit Traffic, Meet Point Billing Traffic, and Ancillary Traffic. Subject to the terms and conditions of this Agreement, Interconnection of the Parties facilities and equipment for the transmission and routing of Local Traffic and Toll Traffic pursuant to this Section 4 shall be established on or before the corresponding "Interconnection Activation Date" shown for each such LATA within the District of Columbia on Schedule 3.0 and in accordance with the standards set forth in subsection 10.2. Both Schedule 3.0 and Schedule 4.0 may be revised and supplemented from time to time upon the mutual agreement of the Parties to reflect additional or changed Interconnection Points in the District of Columbia by attaching one or more supplementary addenda to such Schedule.

      4.1 Scope

            4.1.1 Section 4 describes the architecture for Interconnection of the Parties' facilities and equipment over which the Parties shall configure the following separate and distinct trunk groups:

            Traffic Exchange Trunks   for the transmission and routing of
            terminating Local Traffic, Transit Traffic, translated LEC IntraLATA 800/888 traffic, IntraLATA Toll Traffic, and, where agreed to between the Parties and as set forth in subsection 4.2.8 below, InterLATA Toll Traffic between their respective Telephone Exchange Service customers pursuant to Section 251 (c)(2) of the Act, in accordance with Section 5 below;

            Access Toll Connecting Trunks   for the transmission and routing of
            Exchange Access traffic, including translated InterLATA 800/888 traffic, between Covad Telephone Exchange Service customers and purchasers of Switched Exchange Access Service via a BA Tandem, pursuant to Section 251(c)(2) of the Act, in accordance with Section 6 below;

            Information Services Trunks   for the transmission and routing of
            terminating Information Services Traffic in accordance with Section 7 below;

            LSV/VCI Trunks   for the transmission and routing of terminating
            LSV/VCI traffic, in accordance with Section 7 below;

            911/E911 Trunks   for the transmission and routing of terminating
            E911/911 traffic, in accordance with Section 7 below;

            Directory Assistance Trunks   for the transmission and routing of
            terminating directory assistance traffic, in accordance with subsection 19.4 below; and

            Operator Services (IntraLATA call completion) Trunks   for the
            transmission and routing of terminating IntraLATA call completion traffic, in accordance with subsection 19.4 below;

            Choke Trunks   for traffic congestion and testing; and

            Others as may be requested and agreed to by the Parties.

            4.1.2 To the extent required by Section 251 of the Act, this Agreement provides for Interconnection to each other's networks at any technically feasible point. For the purposes of this Agreement, the Parties agree that Interconnection for the transport and termination of traffic may take place, in the case of BA, at a terminating End Office, a Tandem, and/or other points as specified herein, and, in the case of Covad, at a Central Office and/or other points as specified herein, and, in the case of both Parties, any mutually agreed-upon Mid-Span Meet arrangement as provided in Section 4.3 below. For purposes of Interconnection, if Covad delivers traffic to BA at a BA End Office or Tandem point of Interconnection other than the terminating End Office or Tandem subtended by the terminating End Office, then such point of Interconnection shall be deemed to be a serving Wire Center. In such instances and whenever Covad utilizes a serving Wire Center as point of Interconnection, Covad shall designate that such traffic be transported via a separate trunk group to the BA Tandem that is subtended by the applicable terminating End Office. In such cases, the BA Tandem subtended by the terminating End Office will serve as the BA-IP (as defined below).

            4.1.3 The Parties shall establish interconnection points (collectively, the "Interconnection Points" or "IPs") at the available locations designated in Schedule 4.0. The mutually agreed-upon IPs on the Covad network at which Covad will provide transport and termination of traffic shall be designated as the Covad Interconnection Points ("Covad-IPs"); the mutually agreed-upon IPs on the BA network shall be designated as the BA Interconnection Points ("BA-IPs") and shall be either a BA terminating End Office or Tandem.

            4.1.4 In the event either Party fails to make available a geographically relevant End Office or functional equivalent as an IP on its network to the other Party, the other Party may, at any time, request that the first Party establish such additional technically feasible IP(s). Such requests shall be made as a part of the Joint Process established pursuant to subsection 10.1; provided, however, that the Parties shall commence negotiations to determine the technically feasible and geographically relevant location(s) of the additional IP(s) as soon as reasonably practicable following a Party's request therefor. If, after sixty
(60) days following said request, the Parties have been unable to reach agreement on the additional Interconnection Points, then either Party may file a complaint with the Commission to resolve such impasse or pursue with any other remedy available under law or equity. For purposes of this subsection 4.1.4, a "geographically relevant" IP shall mean an IP that is located within the BA local calling area of equivalent BA end user customers, but no greater than twenty five (25) miles from the BA Rate Center Point of the BA NXX serving the equivalent relevant end user customers, or, with the mutual agreement of the Parties, an existing and currently utilized IP within the LATA but outside the foregoing BA local calling area and/or twenty five (25) mile radius. "Equivalent" customers shall mean customers served by either Party at the same physical location.

            4.1.5 In recognition of the large number and variety of BA-IPs available for use by Covad, Covad's ability to select from among those points to minimize the amount of transport it needs to provide or purchase, and the fewer number of Covad-IPs available to BA to select from for similar purposes, and as an express condition of BA's making its Wire Centerss available to Covad as points of Interconnection pursuant to subsection 4.1.2 above, Covad shall charge BA no more than Covad's Tariffed non-distance sensitive entrance facility charge for the transport of traffic from a BA-IP to a Covad-IP in any given LATA. The Parties may by mutual agreement establish additional Interconnection Points at any technically feasible points consistent with the Act.

            4.1.6 The Parties shall configure separate trunk groups (as described in subsection 4.1.1 above) for traffic from Covad to BA, and for traffic from BA to Covad, respectively; however, the trunk groups shall be equipped as two-way trunks for testing purposes. As provided in Section 10 below, the Parties agree to consider as part of the Joint Process the feasibility of combining any of the separate trunk groups into a single two-way trunk group.

      4.2 Physical Architectures

            4.2.1 In each LATA identified in Schedule 4.0, the Parties shall utilize the Covad-IP(s) and BA-IP(s) designated in such Schedule as the points from which each Party will provide the transport and termination of traffic.

            4.2.2 Covad shall have the sole right and discretion to specify any of the following methods for interconnection at any of the BA-IPs:

            (a) a Physical or Virtual Collocation facility Covad establishes at the BA-IP;

            (b) a Physical or Virtual Collocation facility established separately at the BA-IP by a third party with whom Covad has contracted for such purposes; and/or

            (c) an entrance facility and transport (where applicable) leased from BA (and any necessary multiplexing), where such facility extends to the BA-IP from a mutually agreed to point on Covad's network.

            4.2.3 Covad shall provide its own facilities or purchase necessary transport for the delivery of traffic to any Collocation arrangement it establishes at a BA-IP pursuant to Section 13. BA shall provide the transport and termination of the traffic beyond the BA-IP.

            4.2.4 Covad may order from BA any of the Interconnection methods specified above in accordance with the order intervals and other terms and conditions, including, without limitation, rates and charges, set forth in this Agreement, in any applicable Tariff(s), or as may be subsequently agreed to between the Parties.

            4.2.5 BA shall have the sole right and discretion to specify any one of the following methods for Interconnection at any of the Covad-IPs:

            (a) upon reasonable notice to Covad, a Physical Collocation facility BA establishes at the Covad-IP;

            (b) a Physical or Virtual Collocation facility established separately at the Covad-IP by a third party with whom BA has contracted for such purposes; and/or

            (c) an entrance facility leased from Covad (and any necessary multiplexing), where such facility extends to the Covad-IP from a mutually agreed upon point on BA's network.

            4.2.6 BA shall provide its own facilities or purchase necessary transport for the delivery of traffic to any Collocation arrangement it establishes at an Covad-IP pursuant to Section 13. Covad shall provide the transport and termination of the traffic beyond the Covad-IP.

            4.2.7 BA may order from Covad any of the Interconnection methods specified above in accordance with the order intervals and other terms and conditions, including, without limitation, rates and charges, set forth in this Agreement, in any applicable Tariff(s), or as may be subsequently agreed to between the Parties.

            4.2.8 Under any of the architectures described in this subsection 4.2, either Party may utilize the Traffic Exchange Trunks for the termination of InterLATA Toll Traffic in accordance with the terms contained in Section 5 below and pursuant to the other Party's Switched Exchange Access Service tariffs. The other Party's Switched Exchange Access Service rates shall apply to such Traffic.

      4.3 Mid-Span Meets

            4.3.1 In addition to the foregoing methods of Interconnection, the Parties may agree, at either Party's request at any time, to establish (i) a Mid-Span Meet arrangement in accordance with the terms of this subsection 4.3 that utilizes either wireless or wireline transmission facilities, or a combination of both, or (ii) a SONET backbone with an electrical interface at the DS-3 level where and on the same terms BA offers such SONET services to other carriers. In the event the Parties agree to adopt a Mid-Span Meet arrangement that utilizes both wireless and wireline facilities, Covad agrees to bear all expenses associated with the purchase of equipment, materials, or services necessary to facilitate a wireless to wireline meet up to and including the optical to electrical multiplexer necessary to effect a fiber hand-off to BA.

            4.3.2 The establishment of any Mid-Span Meet arrangement is expressly conditioned upon the Parties' reaching prior agreement on appropriate sizing and forecasting, equipment, ordering, provisioning, maintenance, repair, testing, augment, and compensation procedures and arrangements, reasonable distance limitations, and on any other arrangements necessary to implement the Mid-Span Meet arrangement. Any Mid-Span Meet arrangement requested at a third-party premises is expressly conditioned on the Parties' having sufficient capacity at the requested location to meet such request, on unrestricted 24-hour access for both Parties to the requested location, on other appropriate protections as deemed necessary by either Party, and on an appropriate commitment that such access and other arrangements may not be restricted for a reasonable period.

            4.3.3 Mid-Span Meet arrangements shall be used only for the termination of Local Traffic and IntraLATA Toll Traffic unless and until such time as the Parties have agreed to appropriate compensation arrangements relating to the exchange of other types of traffic over such Mid-Span Meet, and only where facilities are available. Any agreement to access unbundled Network Elements via a Mid-Span Meet arrangement shall be conditioned on the resolution of the technical and other issues described in this subsection 4.3, resolution by the joint operations team of additional issues (such as inventory and testing procedures unique to the provision of unbundled Network Elements via a Mid-Span
Meet), and, as necessary, completion of a joint operational and technical test. In addition, access to unbundled Network Elements via a Mid-Span Meet arrangement for access to such Elements, shall be limited to that which is required by Applicable Laws, and shall be subject to full compensation of all relevant costs (as defined in the FCC Regulations) by the requesting Party to the other Party.

      4.4 Interconnection in Additional LATAs

            4.4.1 If Covad determines to offer Telephone Exchange Services in any LATA not listed in Schedule 3.0 in which BA also offers Telephone Exchange Services, Covad shall provide written notice to BA of the need to establish Interconnection in such LATA pursuant to this Agreement.

            4.4.2 The notice provided in subsection 4.4.1 shall include (i) the initial Routing Point Covad has designated in the new LATA; (ii) Covad's requested Interconnection Activation Date (and related milestone dates in accordance with the format in Schedule 3.0); and (iii) a non-binding forecast of Covad's trunking requirements.

            4.4.3 Unless otherwise agreed to by the Parties, the Parties shall designate the Wire Center(s) Covad has identified as its initial Routing Point(s) in the LATA as the Covad-IP(s) in that LATA and shall designate mutually agreed upon BA Wire Center(s) that houses a Tandem Office within the LATA nearest to the Covad-IP (as measured in airline miles utilizing the V&H coordinates method) as the BA-IP(s) in that LATA, provided that, for the purpose of charging for the transport of traffic from the BA-IP to the Covad-IP, the Covad-IP shall be no further than an entrance facility away from the BA-IP.

            4.4.4 The Parties shall agree upon an addendum to Schedule 3.0 to reflect the schedule applicable to each new LATA requested by Covad; provided, however, that unless agreed by the Parties, the Interconnection Activation Date in a new LATA shall not be earlier than forty-five (45) days after receipt by BA of all complete and accurate trunk orders and routing information. Within ten
(10) business days of BA's receipt of Covad's notice, BA and Covad shall confirm the BA-IP, the Covad-IP and the Interconnection Activation Date for the new LATA by attaching an addendum to Schedule 3.0.

      4.5 Interconnection Points for Different Types of Traffic

      Each Party shall make available Interconnection Points and facilities for routing of traffic from those Interconnection Points as designated in Schedule
4.5. Any additional traffic that is not covered in Schedule 4.5 shall be subject to separate negotiations between the Parties, except that (i) either Party may deliver traffic of any type or character to the other Party for termination as long as the delivering Party pays the receiving Party's then current Switched Exchange Access rates for such traffic, and (ii) upon a bona fide request from either Party, the Parties will exercise all reasonable efforts to conclude an agreement covering the exchange of such traffic.

5.0 TRANSMISSION AND ROUTING OF TELEPHONE EXCHANGE SERVICE TRAFFIC PURSUANT TO
SECTION 251(c)(2)

      5.1 Scope of Traffic

      Section 5 prescribes parameters for trunk groups (the "Traffic Exchange Trunks") to be effected over the Interconnections specified in Section 4 for the transmission and routing of Local Traffic, Transit Traffic, translated LEC IntraLATA 800/888 traffic, InterLATA Toll Traffic (to the extent applicable), and IntraLATA Toll Traffic between the Parties' respective Telephone Exchange Service Customers.

      5.2 Trunk Group Connections and Ordering

            5.2.1 Traffic Exchange Trunk group connections will be made at a DS-1 level or higher. Higher speed connections shall be made, when and where available, in accordance with the Joint Implementation and Grooming Process prescribed in Section 10. Ancillary Traffic trunk groups may be made below a DS-1 level, as may be agreed to by the Parties.

            5.2.2 Each Party will identify its Carrier Identification Code, a three or four digit numeric obtained from Bellcore, to the other Party when ordering a trunk group.

      5.3 Additional Switching System Hierarchy and Trunking Requirements

      For purposes of routing Covad traffic to BA, the subtending arrangements between BA Tandem Switches and BA End Office Switches shall be the same as the Tandem/End Office subtending arrangements BA maintains for the routing of its own or other carriers' traffic. For purposes of routing BA traffic to Covad, the subtending arrangements between Covad Tandem Switches (or functional equivalent) and Covad End Office Switches (or functional equivalent) shall be the same as the Tandem/End Office subtending arrangements (or functional equivalent) which Covad maintains for the routing of its own or other carriers' traffic.

      5.4 Signaling

      Each Party will provide the other Party with access to its databases and associated signaling necessary for the routing and completion of the other Party's traffic in accordance with the provisions contained in Section 17 below.

      5.5 Grades of Service

      The Parties shall initially engineer and shall jointly monitor and enhance all trunk groups consistent with the Joint Implementation and Grooming Process as set forth in Section 10.

      5.6 Measurement and Billing

         5.6.1 For billing purposes, each Party shall pass Calling Party Number ("CPN") information on each call carried over the Traffic Exchange Trunks at such time as the originating switch is equipped for SS7 and from all switches no later than December 31, 1998. At such time as either Party has the ability, as the Party receiving the traffic, to use such CPN information to classify on an automated basis traffic delivered by the other Party as either Local Traffic or Toll Traffic, such receiving Party shall bill the originating Party the Local Traffic termination rates, Intrastate Exchange Access rates, or Interstate Exchange Access rates applicable to each minute of Traffic for which CPN is passed, as provided in Exhibit A and applicable Tariffs.

         5.6.2 If, under the circumstances set forth in subsection 5.6.1, the originating Party does not pass CPN on up to ten percent (10%) of calls, the receiving Party shall bill the originating Party the Local Traffic termination rates, Intrastate Exchange Access rates, Intrastate/Interstate Transit Traffic rates, or Interstate Exchange Access rates applicable to each minute of traffic, as provided in Exhibit A and applicable Tariffs, for which CPN is passed. For the remaining up to ten percent (10%) of calls without CPN information, the receiving Party shall bill the originating Party for such traffic as Local Traffic termination rates, Intrastate Exchange Access rates, Intrastate/Interstate Transit Traffic rates, or Interstate Exchange Access rates applicable to each minute of traffic, as provided in Exhibit A and applicable Tariffs, in direct proportion to the minutes of use of calls passed with CPN information.

         5.6.3 If the originating Party does not pass CPN on more than ten percent (10%) of calls, or if the receiving Party lacks the ability to use CPN information to classify on an automated basis traffic delivered by the other Party as either Local Traffic or Toll Traffic, and the originating

Party chooses to combine Local and Toll Traffic on the same trunk group, it will supply an auditable Percent Local Use ("PLU") report quarterly, based on the previous three months' traffic, and applicable to the following three months. If the originating Party also chooses to combine Interstate and Intrastate Toll Traffic on the same trunk group, it will supply an auditable Percent Interstate Use ("PIU") report quarterly, based on the previous three months' terminating traffic, and applicable to the following three months. In lieu of the foregoing PLU and/or PIU reports, the Parties may agree to provide and accept reasonable surrogate measures for an agreed-upon interim period.

         5.6.4 Measurement of billing minutes for purposes of determining terminating compensation shall be in conversation seconds.

      5.7 Reciprocal Compensation Arrangements -- Section 251(b)(5)

      Reciprocal Compensation arrangements address the transport and termination of Local Traffic. BA's delivery of Traffic to Covad that originated with a third carrier is addressed in subsection 7.3. Where Covad delivers Traffic (other than Local Traffic) to BA, except as may be set forth herein or subsequently agreed to by the Parties, Covad shall pay BA the same amount that such carrier would have paid BA for termination of that Traffic at the location the Traffic is delivered to BA by Covad. Compensation for the transport and termination of traffic not specifically addressed in this subsection 5.7 shall be as provided elsewhere in this Agreement, or if not so provided, as required by the Tariffs of the Party transporting and/or terminating the traffic. BA shall provide notice to Covad of any BA filing to the Commission that would alter the classification of particular traffic as Local or IntraLATA Toll Traffic.

            5.7.1 Nothing in this Agreement shall be construed to limit either Party's ability to designate the areas within which that Party's Customers may make calls which that Party rates as "local" in its Customer Tariffs.

            5.7.2 The Parties shall compensate each other for the transport and termination of Local Traffic in an equal and symmetrical manner at the rates provided in the Detailed Schedule of Itemized Charges (Exhibit A hereto), as may be amended from time to time in accordance with Exhibit A and subsection 20.1.2 below or, if not set forth therein, in the applicable Tariff(s) of the terminating Party, as the case may be. These rates are to be applied at the Covad-IP for traffic delivered by BA, and at the BA-IP for traffic delivered by Covad. No additional charges, including port or transport charges, shall apply for the termination of Local Traffic delivered to the BA-IP or the Covad-IP, except as set forth in Exhibit A. When Local Traffic is terminated over the same trunks as Toll Traffic, any port or transport or other applicable access charges related to the Toll Traffic shall be prorated to be applied only to the Toll Traffic.

            5.7.3 The Reciprocal Compensation arrangements set forth in this Agreement are not applicable to Switched Exchange Access Service. All Switched Exchange Access Service and all Toll Traffic shall continue to be governed by the terms and conditions of the applicable federal and state Tariffs. Similarly, the Parties agree that the Reciprocal Compensation arrangements contained in this subsection 5.7 shall not apply to traffic handed off from one Party to the other

Party, within a BA local calling area, for delivery to an Internet Service Provider ("ISP") for carriage over the Internet.

            5.7.4 Compensation for transport and termination of all Traffic which has been subject to performance of INP by one Party for the other Party pursuant to Section 14 shall be as specified in subsection 14.5.

            5.7.5 The designation of Traffic as Local or non-Local for purposes of compensation shall be based on the actual originating and terminating points of the complete end-to-end call, regardless of the entities involved in carrying any segment of the call.

            5.7.6 Each Party reserves the right to measure and audit all Traffic, up to a maximum of two audits per calendar year, to ensure that proper rates are being applied appropriately, provided, however, that either Party shall have the right to conduct additional audit(s) if the preceding audit disclosed material errors or discrepancies. Each Party agrees to provide the necessary Traffic data or permit the other Party's recording equipment to be installed for sampling purposes in conjunction with any such audit.

            5.7.7 The Parties will engage in settlements of intraLATA intrastate alternate-billed calls (e.g. collect, calling card, and third-party billed calls) originated or authorized by their respective Customers in the District of Columbia in accordance with the terms of an appropriate IntraLATA
Telecommunications Services Settlement Agreement between the Parties substantially in the form appended hereto as Exhibit D.

6.0 TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC PURSUANT TO 251(c)(2)

      6.1 Scope of Traffic

      Section 6 prescribes parameters for certain trunks to be established over the Interconnections specified in Section 4 for the transmission and routing of traffic between Covad Telephone Exchange Service Customers and Interexchange Carriers ("Access Toll Connecting Trunks"), in any case where Covad elects to have its End Office Switch subtend a BA Tandem. This includes casually-dialed (10XXX and 101XXXX) traffic.

      6.2 Trunk Group Architecture and Traffic Routing

            6.2.1 Covad shall establish Access Toll Connecting Trunks by which it will provide tandem-transported Switched Exchange Access Services to Interexchange Carriers to enable such Interexchange Carriers to originate and terminate traffic to and from Covad's Customers.

            6.2.2 Access Toll Connecting Trunks shall be used solely for the transmission and routing of Exchange Access to allow Covad's Customers to connect to or be connected to the interexchange trunks of any Interexchange Carrier which is connected to a BA Tandem.

            6.2.3 The Access Toll Connecting Trunks shall be two-way trunks connecting an End Office Switch Covad utilizes to provide Telephone Exchange Service and Switched Exchange Access in a given LATA to a Tandem BA utilizes to provide Exchange Access in such LATA.

            6.2.4 The Parties shall jointly determine which BA Tandem(s) will be subtended by each Covad End Office Switch. Covad's End Office switch shall subtend the BA Tandem that would have served the same rate center on BA's network. Alternative configurations will be discussed as part of the Joint Implementation and Grooming Process.

      6.3 Meet-Point Billing Arrangements

            6.3.1 Covad and BA will establish Meet-Point Billing arrangements in order to provide a common transport option to Switched Access Services Customers via a Tandem Switch in accordance with the Meet-Point Billing guidelines contained in the OBF's MECAB and MECOD documents, except as modified herein, and BA's District of Columbia Interstate Tariff Number 1,, Section 2.4.7. The arrangements described in this Section 6 are intended to be used to provide Switched Exchange Access Service that originates and/or terminates on a Telephone Exchange Service that is provided by either Party, where the transport component of the Switched Exchange Access Service is routed through a Tandem Switch that is provided by BA.

            6.3.2 In each LATA, the Parties shall establish MPB arrangements between the applicable Rating Point/BA Wire Center combinations.

            6.3.3 Interconnection for the MPB arrangement shall occur at the BA-IP in the LATA, unless otherwise agreed to by the Parties.

            6.3.4 Covad and BA will use reasonable efforts, individually and collectively, to maintain provisions in their respective state access tariffs, and/or provisions within the National Exchange Carrier Association ("NECA") tariff No. 4, or any successor Tariff sufficient to reflect the MPB arrangements established pursuant to this Agreement.

            6.3.5 Each Party shall implement the "Multiple Bill/Single Tariff" or "Multiple Bill/Multiple Tariff" option, as appropriate, in order to bill an IXC for the portion of the jointly provided telecommunications service provided by that Party.

            6.3.6 The rate elements to be billed by each Party are as set forth in Schedule 6.3. The actual rate values for each Party's affected access service rate element shall be the rates contained in that Party's own effective federal and state access tariffs, or other document that contains the terms under which that Party's access services are offered. The MPB billing percentages for each Rating Point/BA Wire Center combination shall be calculated in accordance with the formula set forth in subsection 6.3.17 below.

            6.3.7 Each Party shall provide the other Party with the billing name, billing address, and Carrier Identification Code ("CIC") of the IXC, and identification of the IXC's serving Wire Center in order to comply with the MPB notification process as outlined in the MECAB document via facsimile or such other media as the Parties may agree to.

            6.3.8 BA shall provide Covad with the Switched Access Detail Usage Data (category 1101XX records) on magnetic tape or via such other media as the Parties may agree to, no later than ten (10) business days after the date the usage occurred.

            6.3.9 Covad shall provide BA with the Switched Access Summary Usage Data (category 1150XX records) on magnetic tape or via such other media as the Parties may agree, no later than ten (10) business days after the date of its rendering of the bill to the relevant IXC, which bill shall be rendered no less frequently than monthly.

            6.3.10 All usage data to be provided pursuant to subsections 6.3.8 and 6.3.9 above shall be sent to the following addresses:

      To Covad:         Covad to notify BA of Covad address.

      To BA:            Bell Atlantic
                        Tape Library
                        1500 Tech Center Drive
                        Monroeville, PA 15146

Either Party may change its address for receiving usage data by notifying the other Party in writing.

            6.3.11 Each Party shall coordinate and exchange the billing account reference ("BAR") and billing account cross reference ("BACR") numbers or Operating Company Number ("OCN"), as appropriate, for the MPB Service. Each Party shall notify the other if the level of billing or other BAR/BACR elements change, resulting in a new BAR/BACR number, or if the OCN changes.

            6.3.12 Errors may be discovered by Covad, the IXC or BA. Each Party agrees to provide the other Party with notification of any errors it discovers within two (2) business days of the date of such discovery. In the event of a loss of data, both Parties shall cooperate to reconstruct the lost data and, if such reconstruction is not possible, shall accept a reasonable estimate of the lost data based upon prior usage data.

            6.3.13 Either Party may request a review or audit of the various components of access recording up to a maximum of two (2) audits per calendar year. All costs associated with each review and audit shall be borne by the requesting Party. Such review or audit shall be conducted subject to confidentiality protection and during regular business hours. A Party may conduct additional audits, at its expense, upon the other Party's consent, which consent shall not be unreasonably withheld.

            6.3.14 Nothing contained in this subsection 6.3 shall create any liability for damages, losses, claims, costs, injuries, expenses or other liabilities whatsoever on the part of either Party (other than as may be set forth in MECAB or in any applicable Tariff).

            6.3.15 The Parties shall not charge one another for the services rendered or information provided pursuant to this subsection 6.3.

            6.3.16 MPB will apply for all traffic bearing the 500, 900, 800/888 (to the extent provided by an IXC) or any other non-geographic NPA which may be likewise designated for such traffic in the future.

            6.3.17 In the event Covad determines to offer Telephone Exchange Services in another LATA in which BA operates a Tandem Switch, BA shall permit and enable Covad to subtend the BA Tandem Switch(es) designated for the BA End Offices in the area where the Covad Rating Point(s) associated with the NPA-NXX(s) to/from which the Switched Exchange Access Services are homed. The MPB billing percentages for each new Rating Point/BA Wire Center combination shall be calculated according to the following formula:

                     a / (a + b) = Covad Billing Percentage
                                       and
                     b / (a + b) = BA Billing Percentage

                  where:

                  a = the airline mileage between the Rating Point and the
            actual point of interconnection for the MPB arrangement; and

                  b = the airline mileage between the BA Wire Center and the actual point of interconnection for the MPB arrangement.

Covad shall inform BA of the LATA in which it intends to offer Telephone Exchange Services and its calculation of the billing percentages which should apply for such arrangement, as part of the notice required by subsection 4.4.1 above. Within ten (10) business days of Covad's delivery of notice to BA, BA and Covad shall confirm the new Rating Point/BA Wire Center combination and billing percentages. Nothing in this subsection 6.3.17 shall be construed to limit Covad's ability to select to interconnect with BA in additional LATAs by means of Interconnection at a Wire Center, to the extent that such Interconnection is permitted under this Agreement.

            6.3.18 Within thirty (30) days of a request by Covad, BA agrees to notify all switched access users with a Carrier Identification Code in a LATA in which the Parties have newly established Interconnection arrangements pursuant to this Agreement that BA and Covad have entered in a Meet Point Billing arrangement.

      6.4 800/888 Traffic

      The following terms shall apply when either Party delivers 800/888 calls to the other Party for completion.

            6.4.1 When Covad delivers translated 800/888 calls to BA for completion

      (a)   to an IXC, Covad shall:

            (i)   Provide a MPB record in an industry standard format to BA; and

            (ii) Bill the IXC the appropriate Covad query charge associated with the call.

      (b)   as an IntraLATA call to BA or another LEC in the LATA, Covad shall:

            (i) Provide a copy record in an industry standard format to BA or the terminating LEC;

            (ii) Submit the call records to ITORP for payment by BA or the LEC that is the 800/888 service provider of Covad's and any intermediate LEC's Tariffed Exchange Access charges and query charges.

            6.4.2 When BA delivers translated 800/888 calls originated by BA's or another LEC's Customers to Covad for completion

      (a)   to Covad in its capacity as an IXC, BA shall:

            (i) Bill Covad the appropriate BA query charge associated with the call; and

            (ii) Bill Covad the appropriate FGD Exchange Access charges associated with the call.

      (b)   as an IntraLATA call to Covad in its capacity as a LEC,

            (i) the originating LEC shall submit the appropriate call records to BA for processing under the IntraLATA Toll Originating Responsibility Plan ("ITORP") for payment by Covad of BA's (and another LEC's, if appropriate) tariffed Exchange Access charges; and

            (ii) Covad shall pay the originating LEC's appropriate query charge associated with the call.

            6.4.3 The settlement of all IntraLATA 800/888 calls exchanged pursuant to this subsection 6.4 shall be in accordance with the terms of an appropriate IntraLATA Telecommunications Services Settlement Agreement between the Parties substantially in the form appended hereto as Exhibit D.

7.0 TRANSPORT AND TERMINATION OF OTHER TYPES OF TRAFFIC

      7.1 Information Services Traffic

      The following provisions shall apply only to Covad-originated Information Services Traffic directed to an information services platform connected to BA's network. At such time as Covad connects Information Services platforms to its network, the Parties shall agree upon a comparable arrangement for BA-originated Information Services Traffic.

            7.1.1 Covad shall have the option to route Information Services Traffic that originates on its own network to the appropriate information services platform(s) connected to BA's network. In the event Covad exercises such option, Covad will establish a dedicated trunk group to the BA information services serving switch. This trunk group will be utilized to allow Covad to route information service traffic originated on its network to BA.

            7.1.2 Covad shall provide an electronic file transfer or monthly magnetic tape containing recorded call detail information to BA.

            7.1.3 BA shall provide to Covad via electronic file transfer or magnetic tape or other means as available all necessary information to rate the Information Services Traffic to Covad's Customers pursuant to the BA's agreements with each information services provider. Information shall be provided in as timely a fashion as practical in order to facilitate record review and reflect actual prices set by the individual information services providers.

            7.1.4 Covad shall bill and collect such information services provider charges and remit the amounts collected to BA less:

            (a) The Information Services Billing and Collection fee set forth in Exhibit A; and

            (b) An uncollectibles reserve calculated based on the uncollectibles reserve in BA's billing and collection agreement with the applicable information services provider; and

            (c) Customer adjustments provided by Covad.

      Covad shall provide to BA sufficient information regarding uncollectibles and Customer adjustments to allow BA to pass through the adjustments to the information services provider, and BA shall pass through such adjustments. However, if the information services provider disputes such adjustments and refuses to accept such adjustments, Covad shall reimburse BA for all such disputed adjustments. Final resolution regarding all disputed adjustments shall be solely between Covad and the information services provider.

            7.1.5 Nothing in this Agreement shall restrict either Party from offering, or obviate either Party's obligations, if any, under Applicable Laws to offer, to its Telephone Exchange Service Customers the ability to block the completion of Information Service Traffic or from establishing such blocking as the default and requiring that such Customers make an affirmative request to remove the blocking.

            7.1.6 To the extent either Party offers variable rated (e.g. 976, 554, and/or 915, as applicable) information services, the Parties may agree to separate arrangements for the billing and compensation of such services.

            7.1.7 The Information Services Traffic addressed herein does not include 555 traffic or similar traffic with AIN service interfaces, which traffic shall be subject to separate arrangements between the Parties.

      7.2 LSV/VCI Traffic

            7.2.1 If Party A decides or is required by a regulatory body of competent jurisdiction to offer LSV and VCI services to enable its Customers to verify and/or interrupt calls of Party B's Customers, Party B shall accept and respond to LSV and VCI requests from the operator bureau of the Party A. Each Party shall compensate the other Party for LSV and VCI inquiries in accordance with the other Party's Tariffed rates, the terms of the Directory Assistance and Call Completion Agreement appended hereto as Exhibit C, or as may be agreed to by the Parties.

            7.2.2 The Party B operator shall only verify the status of the line
(LSV) or interrupt the line to inform the called party that there is a call waiting. The Party B operator will not complete the telephone call of the Customer initiating the LSV/VCI request. The Party B operator will only make one LSV/VCI attempt per Customer operator bureau telephone call, and the applicable charges apply whether or not the called party releases the line.

            7.2.3 Each Party's operator bureau shall accept LSV and VCI inquiries from the operator bureau of the other Party in order to allow transparent provision of LSV/VCI Traffic between the Parties' networks.

            7.2.4 Each Party shall route LSV/VCI Traffic inquiries over separate direct trunks (and not the Local/IntraLATA/InterLATA Trunks) established between the Parties' respective operator bureaus. Each Party shall offer interconnection for LSV/VCI traffic at its operator services Tandem Office , or other mutually agreed point in the LATA. Separate LSV/VCI trunks will be directed to the operator services Tandem Office designated by Party B. Unless otherwise mutually agreed, the Parties shall configure LSV/VCI trunks over the Interconnection architectures in accordance with the terms of Section 4, consistent with the Joint Implementation and Grooming Process. Party A shall outpulse the appropriate NPA, ATC Code, and Routing Code (operator code) to Party B.

      7.3 Transit Service

            7.3.1 Each Party shall exercise all reasonable efforts to enter into a reciprocal local traffic exchange arrangement (either via written agreement or mutual tariffs) with any wireless carrier, ITC, CLEC, or other LEC to which it sends, or from which it receives, local traffic that transits the other Party's facilities over Traffic Exchange Trunks. If either Party fails to enter into such an arrangement as quickly as commercially reasonable following the Effective Date and to provide written notification of such Agreement, including the relevant rates therein, to the other Party, but continues to utilize the other Party's Transit Service for the exchange of local traffic with such wireless carrier, ITC, CLEC, or other LEC, then the Party utilizing the Transit Service shall, in addition to paying the rate set forth in Exhibit A for said Transit Service, pay the other Party any charges or costs such terminating third party carrier imposes or levies on the other Party for the delivery or termination of such Traffic, including, where not prohibited by Applicable Law, any switched access charges, plus all reasonable expenses incurred by the other Party in delivering or terminating such Traffic and/or resulting from the utilizing Party's failure to secure said reciprocal local traffic exchange arrangement. Each Party will, upon request, provide the other Party with all reasonable cooperation and assistance in obtaining such arrangements. In addition, neither Party shall take any actions to prevent the other Party from entering into a direct and reciprocal local traffic exchange arrangement (either via written agreement or mutual tariffs) with any wireless carrier, ITC, CLEC, or other LEC to which it sends, or from which it receives, local traffic that does not utilize the Transit Service of the first Party. The Parties agree to work cooperatively in appropriate industry fora to promote the adoption of reasonable industry guidelines relating to Transit Traffic.

            7.3.2 Transit Traffic that is originated by an ITC or wireless carrier shall be settled in accordance with the terms of an appropriate IntraLATA Telecommunications Services Settlement Agreement between the Parties substantially in the form appended hereto as Exhibit D. Meet-Point Billing compensation arrangements as described in subsection 6.3 shall be utilized for compensation for the joint handling of Toll Traffic.

            7.3.3 BA expects that most networks involved in Transit Traffic will deliver each call to each involved network with CCIS and the appropriate Transactional Capabilities Application Part ("TCAP") message to facilitate full interoperability of those services supported by BA and billing functions. In all cases, each Party shall follow the Exchange Message Record ("EMR") standard and exchange records between the Parties and with the terminating carrier to facilitate the billing process to the originating network.

            7.3.4 Transit Traffic shall be routed over the Traffic Exchange Trunks described in Section 5 above.

      7.4 911/E911 Arrangements

            7.4.1 Covad may, at its option, interconnect to the BA 911/E911 selective routers or 911 Tandem Offices, as appropriate, that serve the areas in which Covad provides Telephone Exchange Services, for the provision of 911/E911 services and for access to all subtending Public Safety Answering Points ("PSAP"). In such situations, BA will provide Covad with the appropriate CLLI codes and specifications of the Tandem Office serving area. In areas where E911 is not available, Covad and BA will negotiate arrangements to connect Covad to the 911 service.

            7.4.2 Path and route diverse interconnections for 911/E911 shall be made at the Covad-IP, the BA-IP, or other points as necessary and mutually agreed, and as required by law or regulation.

            7.4.3 Within thirty (30) days of its receipt of a request from Covad and to the extent authorized by the relevant federal, state, and local authorities, BA will provide Covad with the following at no charge:

            (a) a file on diskette or other mutually agreed upon medium containing the Master Street Address Guide ("MSAG") for each county within the LATA(s) specified in this Agreement, which MSAG shall be updated no more frequently than monthly and a complete copy of which shall be made available on an annual basis;

            (b) a list of the address, CLLI code, and an associated NXX of each 911/E911 selective router or 911 Tandem office(s) in the area in which Covad plans to offer Telephone Exchange Service;

            (c) a list of the address, CLLI code, associated NXX, contact name and phone number of each PSAP in each county in the area in which Covad plans to offer Telephone Exchange Service;

            (d) a list of BA personnel who currently have responsibility for each county's 911 requirements;

            (e) the ten-digit subscriber number for each PSAP or the "main" PSAP that subtends each BA 911/E911 selective router or 911 Tandem to which Covad is interconnected for the transfer of "0-" calls to the PSAP;

            (f) any special 911 trunking requirements for each 911/E911 selective router or 911 Tandem;

            (g) an electronic interface, when available, through which Covad shall input and provide a daily update of 911/E911 database information related to appropriate Covad Customers. Until such time as an electronic interface is available, Covad shall provide BA with all appropriate 911 information such as name, address, and telephone number in writing for BA's entry into the 911 database system. Any 911-related data exchanged between the Parties prior to the availability of an electronic interface shall conform to BA standards, whereas 911-related data exchanged electronically shall conform to the National Emergency Number Association standards;

            (h) return of any Covad E911 data entry files containing errors, so that Covad may ensure the accuracy of the Customer records; and

            (i) a Design Layout Record ("DLR") of a 911 (CAMA) trunk, if applicable.

            7.4.4 In cases where a Customer of one Party elects to discontinue its service and become the Customer of the other Party ("Party B") but desires to retain its original telephone number pursuant to an INP arrangement, Party B will outpulse the telephone number to which the call has been forwarded (i.e. the Customer's ANI) to the 911 Tandem Office. Party B will also provide the 911 database with both the forwarded number and the directory number, as well as the appropriate address information of the Customer.

            7.4.5 BA and Covad will use their best efforts to facilitate the prompt, robust, reliable and efficient interconnection of Covad systems to the 911/E911 platforms.

            7.4.6 BA and Covad will work cooperatively to arrange meetings with PSAPs to answer any technical questions the PSAPs, or county or municipal coordinators may have regarding the 911/E911 arrangements.

            7.4.7 The Parties acknowledge that the provision of INP, until PNP with full 911 compatibility is available, creates a special need to have the Automatic Location Identification ("ALI") screen reflect two number: the "old" number and the "new" number assigned by Covad. The Parties acknowledge further the objective of including the five character Telephone Company Identification ("TCI") of the company that provides service to the calling line as part of the ALI display. Until such time as TCI is operational, however, BA and Covad agree to supply and use the three-letter Access Carrier Name Abbreviation ("ACNA") as the carrier identifier.

            7.4.8 Covad will compensate BA for connections to its 911/E911 pursuant to Exhibit A.

            7.4.9 Covad will comply with all applicable rules and regulations pertaining to the provision of 911/E911 services in the District of Columbia.

      7.5 Ancillary Traffic Generally

      Ancillary Traffic that may be terminated at a BA Wire Center pursuant to subsection 4.5 above shall be subject to a separate transport charge for transport from the Wire Center to the appropriate Tandem Office, as set forth in Exhibit A.

8.0 NUMBER RESOURCES, RATE CENTERS AND RATING POINTS

      8.1 Nothing in this Agreement shall be construed to limit or otherwise adversely affect in any manner either Party's right to employ or to request and be assigned any Central Office

(NXX) Codes pursuant to the Central Office Code Assignment Guidelines, as may be amended from time to time, or to establish, by Tariff or otherwise, Rate Centers and Rating Points corresponding to such NXX codes. Until such time as number administration is provided by a third party, BA shall provide Covad access to telephone numbers by assigning NXX codes to Covad in accordance with such Assignment Guidelines.

      8.2 It shall be the responsibility of each Party to program and update its own switches and network systems in accordance with the Local Exchange Routing Guide ("LERG") in order to recognize and route traffic to the other Party's assigned NXX codes at all times. Neither Party shall impose any fees or charges whatsoever on the other Party for such activities, except as expressly set forth in this Agreement.

      8.3 Unless mandated otherwise by a Commission order, the Rate Center Areas will be the same for each Party. During the term of this Agreement, Covad shall adopt the Rate Center Areas and Rate Center Points that the Commission has approved for BA, in all areas where BA and Covad service areas overlap, and Covad shall assign whole NPA-NXX codes to each Rate Center unless the LEC industry adopts alternative methods of utilizing NXXs in the manner adopted by the NANP.

      8.4 Covad will also designate a Routing Point for each assigned NXX code. Covad shall designate one location for each Rate Center Area as the Routing Point for the NPA-NXXs associated with that Area, and such Routing Point shall be within the same LATA as the Rate Center Area but not necessarily within the Rate Center Area itself.

      8.5 Notwithstanding anything to the contrary contained herein, nothing in this Agreement is intended to, and nothing in this Agreement shall be construed to, in any way constrain Covad's choices regarding the size of the local calling area(s) that Covad may establish for its Customers, which local calling areas may be larger than, smaller than, or identical to, BA's local calling areas.

9.0 NETWORK MAINTENANCE AND MANAGEMENT; OUTAGES

      9.1 The Parties will work cooperatively to install and maintain a reliable network. Covad and BA will exchange appropriate information (e.g., maintenance contact numbers, escalation procedures, network information, information required to comply with law enforcement and other security agencies of the Government) to achieve this desired reliability. In addition, the Parties will work cooperatively to apply sound network management principles to alleviate or to prevent congestion. BA and Covad agree to work cooperatively to implement technical guidelines to prevent degradation or other impairments to the quality or reliability of either Party's network.

      9.2 Each Party recognizes a responsibility to follow the standards that may be agreed to between the Parties and to employ characteristics and methods of operation that will not interfere with or impair the service or any facilities of the other or any third parties connected with or involved directly in the network of the other.

      9.3 Interference or Impairment

      If BA reasonably determines that the use of an unbundled Network Element or network service by Covad is interfering with or impairing BA's provision of services, BA shall have the right to discontinue service to the degree reasonably necessary to resolve the interference or impairment, subject, however, to the following: :

            9.3.1 BA shall have given Covad at least ten (10) days' prior written notice of the interference or impairment and the need to correct the condition within said time period.

            9.3.2 BA shall have concurrently provided a copy of the notice provided to Covad under subsection 9.3.1 above to the appropriate federal and/or state regulatory bodies.

            9.3.3 Notice in accord with subsections 9.3.1 and 9.3.2 above shall not be required in emergencies and BA may immediately discontinue service if reasonably necessary to avoid interference with or impairment of BA's network or services.. In such case, however, BA shall use all reasonable means to notify Covad and the appropriate federal and/or state regulatory bodies.

            9.3.4 Upon correction of the interference or impairment, which may include relocation at appropriate rates and charges, BA will promptly renew service to Covad. During such period of discontinuance, there will be no compensation or credit allowance by BA to Covad for interruptions.

            9.3.5 The provisions of this Section 9.3 shall not apply to ADSL-2W, HDSL-2W, and HDSL-4W ULLs provided to Covad by BA pursuant to Section 11.2 of this Agreement, so long as Covad conforms to the applicable technical references in its use of such Loops.

            9.3.6 If Bell Atlantic reasonably determines that (i) Covad's use of an unbundled Network Element or a service provided by BA or (ii) the characteristics and methods of operation used by Covad will or may interfere with or impair BA's provision of services, BA shall give Covad at least twenty
(20) days' prior written notice of the potential interference or impairment and the need to correct the condition within said time period. If Covad fails to correct the condition within said time period, BA may take any action permitted by Applicable Law, including, but not limited to, filing a complaint with or seeking other relief from the FCC or the Department.

      9.4 Repeated or Willful Noncompliance

      The Interconnection, unbundled Network Elements, and services provided hereunder may be discontinued by either Party upon thirty (30) days written notice to the other for repeated or willful violation of and/or a refusal to comply with this Agreement in any material respect. The Party discontinuing will notify the appropriate federal and/or state regulatory bodies concurrently with the notice to the other Party of the prospective discontinuance.

      9.5 Outage Repair Standard

      In the event of an outage or trouble in any arrangement, facility, or service being provided by a Party hereunder, the providing Party will follow procedures for isolating and clearing the outage or trouble that are no less favorable than those that apply to comparable arrangements, facilities, or services being provided by the providing Party to itself or any other carrier whose network is connected to that of the providing Party. Covad and BA may agree to modify those procedures from time to time based on their experience with comparable Interconnection arrangements with other carriers.

      9.6 Notice of Changes -- Section 251(c)(5)

      If a Party makes a change in the information necessary for the transmission and routing of services using that Party's network, or any other change in its network which it believes will materially affect the inter-operability of its network with the other Party's network, the Party making the change shall provide at least ninety (90) days advance written notice of such change to the other Party. In addition to all other disclosure rules required by Applicable Law, the Parties will comply with the Network Disclosure rules adopted by the FCC in CC Docket No. 86-79 and those promulgated pursuant to Section 251(c)(5) of the Act as may be amended from time to time.

      9.7 Fraud

      The Parties shall work cooperatively to minimize fraud associated with third-number billed calls, calling card calls, and any other services related to this Agreement.

10. JOINT NETWORK IMPLEMENTATION AND GROOMING PROCESS; INSTALLATION, MAINTENANCE, TESTING AND REPAIR

      10.1 Joint Network Implementation and Grooming Process

      Upon request of either Party, the Parties shall jointly develop an implementation and grooming process (the "Joint Grooming Process" or "Joint Process") which may define and detail, inter alia,

            (a) agreement on Physical Architecture consistent with the guidelines defined in Section 4.0;

            (b) standards to ensure that Interconnection trunk groups experience a grade of service, availability and quality which is comparable to that achieved on interoffice trunks within BA's network and in accord with all appropriate relevant industry-accepted quality, reliability and availability standards;

            (c) the respective duties and responsibilities of the Parties with respect to the administration and maintenance of the trunk groups, including, but not limited to, standards and procedures for notification and discoveries of trunk disconnects;

            (d)   disaster recovery provision escalations;

            (e) additional technically feasible and geographically relevant IP(s) in a LATA as provided in Section 4.0 above; and

            (f) such other matters as the Parties may agree, including, e.g., End Office to End Office high usage trunks as good engineering practices may dictate.

      Nothing in this subsection 10.1 shall affect either Party's obligations to meet the milestone dates set forth in Schedule 3.0 hereof.

      10.2 Installation, Maintenance, Testing and Repair

      Unless otherwise agreed to by the Parties, Interconnection shall be provided at parity. For purposes of this Agreement, a Party's obligation to provide parity shall be in accordance with Applicable Laws, including relevant Tariffs or service standards, regarding the establishment of Interconnectin arrangements. . If either Party is unable to fulfill its obligations under this subsection 10.2, it shall notify the other Party of its inability to do so and will negotiate alternative intervals in good faith. The Parties agree that the standards to be used by each Party for isolating and clearing any disconnections and/or other outages or troubles shall be at parity.

      10.3 Forecasting Requirements for Trunk Provisioning

      Within ninety (90) days of executing this Agreement, Covad shall provide BA a one (1) year traffic forecast. This initial forecast will provide the amount of traffic to be delivered to BA over each of the Traffic Exchange Trunk groups over the next four (4) quarters. The forecast shall be updated and provided to BA on an as-needed but no less frequently than quarterly basis. All forecasts shall include Access Carrier Terminal Location (ACTL), traffic type (local/toll, operator services, 911, etc.), code (identifies trunk group), A location/Z location (CLLI codes for Covad-IPs and BA-IPs), interface type (e.g., DS1), and trunks in service each year (cumulative).

            10.3.1 Initial Forecasts/Trunking Requirements   Because BA's
trunking requirements will, at least during an initial period, be dependent on the customer segments and service segments within customer segments to whom Covad decides to market its services, BA will be largely dependent on Covad to provide accurate trunk forecasts for both inbound (from BA) and outbound (from Covad) traffic. BA will, as an initial matter and upon request, provide the same number of trunks to terminate local traffic to Covad as Covad provides to terminate local traffic to BA, unless Covad expressly identifies particular situations that are expected to produce traffic that is substantially skewed in either the inbound or outbound direction, in which case BA will provide the number of trunks Covad suggests; provided, however, that in all cases

BA's provision of the forecasted number of trunks to Covad is conditioned on the following: that such forecast is based on reasonable engineering criteria, there are no capacity constraints, and Covad's previous forecasts have proven to be reliable and accurate.

            10.3.2 Monitoring and Adjusting Forecasts   BA will, for ninety (90)
days, monitor traffic on each trunk group that it establishes at Covad's suggestion or request pursuant to the procedures identified in subsection 10.3.1 above. At the end of such ninety (90) day period, BA may disconnect trunks that, based on reasonable engineering criteria and capacity constraints, are not warranted by the actual traffic volume experienced. If, after such initial ninety (90) day period for a trunk group, BA determines that any trunks in the trunk group in excess of four (4) DS-1s are not warranted by actual traffic volumes (considering engineering criteria for busy hour CCIS and blocking percentages), then BA may hold Covad financially responsible for the excess facilities. In subsequent periods, BA may also monitor traffic for ninety (90) days on additional trunk groups that Covad suggests or requests BA to establish. If, after any such (90) day period, BA determines that any trunks in the trunk group are not warranted by actual traffic volumes (considering engineering criteria for busy hour CCIS and blocking percentages), then BA may hold Covad financially responsible for the excess facilities. At any time during the relevant ninety (90) day period, Covad may request that BA disconnect trunks to meet a revised forecast. In such instances, BA may hold Covad financially responsible for the disconnected trunks retroactive to the start of the ninety
(90) day period through the date such trunks are disconnected.

            10.3.3 Reciprocal Responsibility   To the extent that BA requires
Covad to install trunks for delivery of traffic to BA, Covad may apply the same procedures with respect to BA's trunking requirements.

            10.3.4 Future Forecasts/Trunking Requirement   The Parties agree to
determine and develop reciprocal forecast requirements at the end of two (2) years following the Service Activation Date (as set forth in Schedule 3.0).

      10.4 Demand Management Forecasts

            10.4.1 Covad will furnish BA with good faith demand management forecasts to enable BA to effectively plan its network infrastructure and work force levels to accomodate anticipated Covad demand for BA services and products. Such forecasts will describe Covad's expected needs for service volumes, and timeframes for service deployment, by wire center. Covad agrees to provide such forecasts to BA thirty (30) days following the Effective Date, with updates to follow every six months thereafter. BA agrees that such forecasts shall be subject to the confidentiality provisions defined in subsection 29.4 below, and that such information will only be used by BA to provide Interconnection, unbundled Network Elements and other services pursuant to this Agreement.

11.0 UNBUNDLED ACCESS -- SECTION 251(c)(3)

      To the extent required of each Party by Section 251 of the Act, each Party shall offer to the other Party nondiscriminatory access to Network Elements on an unbundled basis at any technically feasible point. BA shall unbundle and separately price and offer Network Elements such that Covad will be able to lease and interconnect to whichever of the Network Elements Covad requires, and to allow Covad to combine the BA-provided elements with any facilities and services that Covad may itself provide, subject to Applicable Law. To the extent permitted by Applicable Law, Covad may use one or more unbundled Network Elements to provide to itself, its affiliates or its customers any feature, function or service option that (1) such unbundled Network Element is presently capable or becomes capable of providing in the BA network, (2) is described in the applicable Bellcore and other industry standard technical references identified herein and which the BA network has the capability of providing on the Effective Date of this Agreement or becomes capable of providing during the Term of this Agreement, or (3) may otherwise be agreed to by the Parties. Unless otherwise required by Applicable Law, any combination by Covad of unbundled Network Elements purchased from BA shall be through a Collocation arrangement pursuant to Section 13.0 or applicable Tariff.

      The unbundled Network Elements and rates specified in this Agreement shall be made available by BA to Covad purusant to and to the extent required by Applicable Law. Unless otherwise provided in this Agreement, the unbundled Network Elements specified in this Agreement shall be made available by BA to Covad for ordering and provisioning on the Effective Date. To the extent required by Applicable Law, and notwithstanding anything to the contrary in this Section, BA will offer Covad nondiscriminatory access to ADSL-2W, HDSL-2W, and HDSL-4W ULLs to the extent that BA offers such ULLs to any Telecommunications Carrier in the District of Columbia. Nothing in the preceding sentence or elsewhere in this Section is intended to obligate Bell Atlantic to provide ADSL-2W, HDSL-2W and HDSL-4W ULLs as of a specific date (other than as may be required by Applicable Law) or to constitute a waiver of any right Covad may have to obtain such Loops. In the event that a change in Applicable Law requires Bell Atlantic to provide ADSL-2W, HDSL-2W and HDSL-4W ULLs or other types of DSL-compatible Loops, the Parties will negotiate in good faith a non-discriminatory, commercially reasonable schedule for the availability of each such type of Loop consistent with Applicable Law.

      Covad and BA agree that the unbundled Network Elements identified in this
Section 11 are not exclusive and that pursuant to the BFR Process Covad may identify and request that BA furnish additional or revised unbundled Network Elements to the extent required under the Act. Additionally, if BA provides any unbundled Network Element that is not identified in this Agreement to a requesting Telecommunications Carrier, including a BA Affiliate, without requiring such carrier to utilize the BFR process, then BA will make available the same unbundled Network Element to Covad without Covad being required to use the BFR Process.

      At the time Covad provides BA with an order for a particular unbundled Network Element other than the standard interfaces provided under this Agreement, Covad may request any technically feasible network interface. Any such requested network interface shall be subject to the approval of BA, which approval shall not be unreasonably withheld or delayed. If Covad's request is denied, BA shall provide Covad with written notice of said denial, including, if applicable, a specific description of why it is technically infeasible for BA to comply with Covad's request.

      For each appropriate unbundled Network Element, BA shall identify a demarcation point and, if necessary and appropriate, access to such demarcation point.

      11.1 Available Network Elements

      At the request of Covad, BA shall provide Covad access to the following unbundled Network Elements in accordance with the requirements of the FCC Regulations and Applicable Law:

            11.1.1 Local Loops, as set forth in subsection 11.2;

            11.1.2 The Network Interface Device, as set forth in subsection
11.3;

            11.1.3 Switching Capability, as set forth in subsection 11.4;

            11.1.4 Interoffice Transmission Facilities, as set forth in subsection 11.5;

            11.1.5 Signaling Links and Call-Related Databases, as set forth in
Section 17;

            11.1.6 Operations Support Systems, as set forth in subsection 11.6;

            11.1.7 Operator Services and Directory Assistance, as set forth in subsection 19.4; and

            11.1.8 such other Network Elements in accordance with subsection
11.8 below.

      11.2 Unbundled Local Loop ("ULL") Transmission Types

      Subject to subsection 11.7, BA shall allow Covad to access the following unbundled Local Loop ("ULL") types unbundled from local switching and local transport in accordance with the terms and conditions set forth in this subsection 11.2.

            11.2.1 "2-Wire Analog Voice Grade ULL" or "Analog 2W" which supports analog transmission of 300-3000 Hz, loop start, loop reverse battery, ground start, and no signaling and terminates at both the Central Office MDF (or equivalent) and the Customer premises, in accordance with BA TR72565 and TR72570.

            11.2.2 "4-Wire Analog Voice Grade ULL" or "Analog 4W" provides an effective 4-wire channel with 4-wire interfaces at each end that is suitable for the transport of analog voice grade (nominal 300 to 3000 Hz) signals. The service will operate with one of the following signaling types that may be specified when the service is ordered: loop-start, ground-start, loop-reverse-battery, duplex, and no signaling. The service is more fully described in Bell Atlantic TR-72570.

            11.2.3 "2-Wire ISDN Digital Grade ULL" or "BRI ISDN" (Premium Link) which supports digital transmission of two 64 kbps bearer channels and one 16 kbps data channel ("2B+D") in accordance with BA TR72575. BRI ISDN is a 2B+D Basic Rate Interface-Integrated Services Digital Network (BRI-ISDN) Loop which will support equipment that meets national ISDN standards and conforms to ANSI T1.601-1992 & T1E1.4 90-004R3.

            11.2.4 "2-Wire ADSL-Compatible ULL" or "ADSL 2W" is a 2-wire, non-loaded, twisted copper pair that meets revised resistance design or carrier serving area design guidelines. An ADSL-2W is a transmission path that is suitable for the transmission of up to a 6 mpbs digital signal downstream (toward the Customer) and up to a 640 kbps digital signal upstream (away from the Customer) while simultaneously carrying an analog voice signal, although Covad is not restricted to those bandwidth specificaitons in providing its services, provided that Covad complies with appropriate industry ADSL standards and BA technical reference TR72575. An ADSL 2W terminates in a 2-wire electrical interface at the Customer premises and at the Bell Atlantic Central Office frame. 2-wire ADSL-compatible local loops are only available where existing facilities can meet the non-loaded revised resistance design or carrier serving area design guidelines. The upstream and downstream ADSL power spectral density masks and dc line power limits referenced in BA TR 72575 must be met. 2-Wire ADSL-compatible Local Loops are subject to availability.

            11.2.5 "2-Wire HDSL-Compatible ULL" or "HDSL 2W" consisits of a single 2-wire, non-loaded, twisted copper pair that meets the carrier serving area design criteria. The HDSL power spectral density mask and dc line power limits referenced in BA TR 72575 must be met. 2-Wire HDSL-compatible Local Loops are subject to availability.

            11.2.6 "4-Wire HDSL-Compatible ULL" or "HDSL 4W" consists of two 2-wire, non-loaded, twisted copper pairs that meet the carrier serving area design criteria. The HDSL power spectral density mask and dc line power limits referenced in BA TR 72575 must be met. 4-Wire HDSL-compatible Local Loops are subject to availability.

            11.2.7 "4-Wire DS1-compatible ULL" (Digital Grade Loop) is a transmission path that supports the transmission of digital signals of up to a maximum binary information rate of 1.544 mbps and terminates in a 4-Wire electrical interface at the Customer premises and a Covad Collocation node at a BA Central Office. A DS-1 digital Grade Loop is capable of operating in a full duplex, time division (digital) multiplexing mode and provides transmission capacity equivalent to 24 voice grade channels with associated signaling, twenty-four 56 kbps digital channels when in band signaling is provided or twenty-four 64 kbps channels with the selection of the Clear Channel signaling option, as described in BA TR 72575. .

            11.2.8 ULLs will be offered on the terms and conditions specified herein and on such other terms in applicable Tariffs that are not inconsistent with the terms and conditions set forth herein. BA shall make ULLs available to Covad at the rates specified by the Commission, as amended from time to time, subject to the provisions of subsection 11.2.8.1 below.

            11.2.8.1 BA will make Analog 2-Wire ULLs, BRI ISDN ULLs, Analog 4W ULLs, and 4-Wire DS-1-compatible ULLs available for purchase by Covad at any time after the Effective Date.

            11.2.9 Special Provisions Regarding ADSL and HDSL ULLs

      At Covad's request, BA will provide the ADSL-2W, HDSL-2W and HDSL-4W ULLs described in Sections 11.2.4, 11.2.5 and 11.2.6 of this Agreement after successful completion of a Technical Trial, if necessary, and an Operational Trial for each ULL type. A Technical Trial is required prior to an Operational Trial; however, the Technical and/or Operational Trial may or may not involve Covad and will not take place in the District of Columbia. Upon Covad's request, BA will advise Covad as to the status of any technical and/or operational trial(s) being conducted or already completed by BA in any state. BA may also waive the need for the Operational Trial, and BA will then provide Covad, and Covad may utilize, such ULL types, subject to the provisions of Section 11.2.9.3-11.2.9.3.5 below.

      BA shall exercise its best efforts to utilize all technical data available to it to satisfy its requirement to conduct a Technical Trial. BA shall share with Covad, upon Covad's written request, the technical trial results related to potential interference issues of any ADSL or HDSL technical trial that BA has undertaken with another Telecommunications Carrier in its service territory, to the extent that the information is not proprietary to the other Telecommunications Carrier.

      At any time prior to its making ADSL Loops generally available in the District of Columbia, BA may request that Covad engage in an Operational or Technical Trial and Covad will negotiate in good faith to reach agreement on the parameters of such a trial. Covad shall be deemed to have satisfied its good faith obligation under this section, inter alia, if it (a) reasonably determines that it lacks sufficient resources to engage in the requested trial at the time of the request, or (b) is or has been engaged in a BA user group or Commission collaborative process that is addressing or has successfully addressed the issue proposed to be resolved by the requested test.

            11.2.9.2 Rates

            The ADSL-2W and HDSL-2W rates and any other charges specified in Exhibit A as applicable to such ULLs shall apply during the Operational Trial and thereafter on an interim basis for ADSL-2W and HDSL-2W ULLs. The HDSL-4W rate and other charges specified in Exhibit A as applicable to such ULLs shall apply during the Operational Trial and on an interim basis thereafter for HDSL-4W ULLs. The interim rates identified in this subsection shall only apply until such time as the Department approves rates for ADSL and HDSL-compatible ULLs that comply with Section 252(d)(1) of the Act.

            11.2.9.3 Interference and Impairment for ADSL-2W, HDSL-2W and HDSL-4W ULLs.

      After the successful completion of the Operational Trial and subject to the BA published technical references and guidelines:

            11.2.9.3.1 Covad shall be able to order and BA shall provision ADSL-2W, HDSL-2W and HDSL-4W ULL(s).

            11.2.9.3.2. In its use of ADSL-2W, HDSL-2W and HDSL-4W ULLs, Covad shall conform to the BA references and guidelines such that its provision of services to its customers does not degrade or otherwise adversely affect the quality or reliability of service to BA's customers, provided that BA is in compliance with the provisions of this Section.

            11.2.9.3.3 BA shall conform to its references and guidelines and shall not introduce services on its network that would degrade or otherwise adversely affect the quality or reliability of service to Covad's Customers, provided that Covad is in compliance with the provisions of this Section.

            11.2.9.3.4. If Covad determines that BA is deploying xDSL technology in a manner that will or may interfere with Covad's provision of its services, Covad shall notify BA in a reasonable manner and time frame. If BA determines that Covad is using an ADSL or HDSL Compatible ULL in a manner that will or may interfere with or impair BA's provision of its services, BA shall notify Covad in a reasonable manner and time frame.

            11.2.9.3.5. The Parties agree to work cooperatively to resolve interference or other impairment issues. In the event a cooprative resolution cannot be reached, the Dispute Resolution procedures for this Agreement shall apply.

      11.3 Network Interface Device

      At the request of Covad, BA shall permit Covad to connect a carrier's loop to the Inside Wiring of a Customer's premises through BA's NID in the manner set forth in Schedule 11.3. Covad must establish the connection to BA's NID through an adjoining NID deployed by Covad. The Customer shall be responsible for resolving any conflicts between service providers for access to Customer's premises and Inside Wire.

      11.4 Unbundled Switching Elements

      BA shall make available to Covad the local Switching Element and tandem Switching Element unbundled from transport, local loop transmission, or other services, as more fully described in Schedule 11.4, in accordance with the terms and conditions of and at the rates specified in BA's applicable Tariff as amended from time to time. In the event that there is no applicable Tariff in the District of Columbia, the Parties agree to negotiate the terms, conditions, and rates for the provision of unbundled switching elements upon Covad's request..

      11.5 Interoffice Transmission Facilities

            11.5.1 BA will provide Covad access to unbundled interoffice transmission facilities as set forth herein between its Central Offices.

            11.5.2 BA will provide Covad access to unbundled shared IOF transport in conjunction with Covad's purchase of unbundled local switching. Unbundled shared IOF transport provides Covad access to BA's inter-office transport facilities (i.e. existing route(s) that are used within the Bell Atlantic network) which carry transmission from several different carriers, including BA.

            11.5.3 BA will provide Covad access to unbundled dedicated IOF transport. "Dedicated Transport" is an interoffice transmission path of fixed capacity between designated locations to which Covad is granted exclusive use. Access to Dedicated Transport is from Covad's switching office or from its Collocation arrangement established at BA's Central Office.

            11.5.4 Dedicated Transport will be paid for by Covad at rates set forth in Exhibit A.

            11.5.5 BA will provide access to unbundled dedicated IOF transport between: 1) Telecommunications Carrier switching office, 2) CLEC Collocation Arrangements, and 3) a CLEC Collocation arrangement and a Telecommunications Carrier switching office. When unbundled dedicated IOF transport terminates at a Bell Atlantic Central Office, it must terminate at a CLEC Collocation arrangement.

            11.5.6 BA will provide unbundled dedicated IOF transport at the following transmission speeds: DS-1 and DS-3. For other transmission speed requests (i.e. OC-n) Covad shall submit a Bona Fide Request (BFR).

            11.5.7 In addition to its obligations purusant to this Section 11.4, BA shall provide Covad unbundled IOF Transport, unbundled from switching, and other services as required by Applicable Law, at the rates, terms and conditions set forth in applicable Tariffs, as amended from time to time.

      11.6  Operations Support Systems

      BA shall provide Covad with nondiscriminatory access to OSS functions for pre-ordering, ordering, provisioning, maintenance and repair, and billing as soon as required by Applicable Law. Once BA has developed a pre-order loop qualification database for xDSL-compatible ULLs in the District of Columbia, and either (i) makes the database available to other Telecommunications Carriers, or
(ii) utilizes the database in its own retail operations on a routine basis, it shall provide Covad nondiscriminatory access to such database, at rates and charges to be determined. Nothing in this subsection shall restrict Covad's ability to obtain access to any operational support systems ("OSS") that BA makes generally available to any other Telecommunications Carrier in the state.

      11.7 Limitations on Unbundled Access

            11.7.1 BA shall only be required to provide ULLs and Ports where such Loops and Ports are available.

            11.7.2 Covad shall access BA's unbundled Network Elements specifically identified in this Agreement via Collocation in accordance with Section 13 at the BA Wire Center where those elements exist or other mutually agreed upon means of Interconnection, and each ULL or Port shall, in the case of Collocation, be delivered to Covad's Collocation by means of a Cross Connection or Strapping, at the rates set forth in Exhibit A, or via such other alternative arrangement(s) as the Parties may mutually agree, to the extent required by Applicable Law.

            11.7.3 BA shall provide Covad access to its Unbundled Local Loops at each of BA's Wire Centers for loops terminating in that Wire Center. In addition, if Covad orders one or more ULL provisioned via Integrated Digital Loop Carrier or Remote Switching technology deployed as a ULL concentrator, BA shall, where available and in accordance with applicable technical references, move the requested ULL(s) to a spare, existing physical ULL at no additional charge to Covad. If, however, no spare physical ULL is available, BA shall within three (3) business days of Covad's request notify Covad of the lack of available facilities. In such event, BA shall offer Covad other options as may be available, which shall, where feasible, include the placement of a suitable digital line card at the remote terminal, provided that Covad shall agree to pay the additional costs incurred by BA in making such other options available to Covad. The additional cost of such other specific option, and the basis for allocating such additional cost, will be determined at the time the option is made available. Covad may also, at its discretion, make a Network Element Bona Fide Request to BA to provide the unbundled Local Loop through the demultiplexing of the integrated digitized ULL(s). Covad may also make a Network Element Bona fide Request for access to Unbundled Local Loops at the ULL concentration site point. Alternatively, Covad may choose to avail itself of BA's Special Construction services, as set forth in Exhibit A, for the provisioning of such ULL(s). Notwithstanding anything to the contrary in this Agreement, standard provisioning intervals shall not apply to ULL provided under this subsection 11.7.3.

            11.7.4 If Covad orders a ULL type and the distance requested on such ULL exceeds the transmission characteristics in applicable technical references, as specified below, distance extensions may be required and additional rates and charges shall apply as set forth in Exhibit A or applicable Tariffs.

      Loop Type                     Technical Reference/Limitation

      ISDN                          Bellcore TA-NWT-000393
      HDSL 2W                       T1E1 Technical Report Number 28
      HDSL 4W                       T1E1 Technical Report Number 28
      ADSL 2W                       ANSI T1.413 1995 Specification

            11.7.5 BA will exercise all reasonable efforts to ensure that the service intervals that apply to ULLs and unbundled Ports are comparable to the
(i) repair intervals that apply to the bundled dial tone line service, and (ii) installation intervals that apply to other BA-coordinated services, except as provided in Section 27. Although BA will make commercially reasonable efforts to ensure that ULLs and unbundled ports meet specified or agreed-upon technical standards, BA makes no warranty that the ULLs or unbundled Ports supplied by BA hereunder will be compatible with the services Covad may offer to its Customers if they are used in a manner not contemplated by the Parties.

      11.8 Availability of Other Network Elements on an Unbundled Basis

            11.8.1 BA shall, upon request of Covad and to the extent required by Applicable Law, provide to Covad nondiscriminatory access to its Network Elements on an unbundled basis for the provision of Covad's Telecommunications Service. Any request by Covad for access to an BA Network Element that is not already available shall be treated as a Network Element Bona Fide Request. Covad shall provide BA access to its Network Elements as mutually agreed by the Parties or as required by Applicable Laws.

            11.8.2 A Network Element obtained by one Party from the other Party under this subsection 11.8 may be used in combination with the facilities of the requesting Party only to provide a Telecommunications Service, including obtaining billing and collection, transmission, and routing of the Telecommunications Service.

            11.8.3 Notwithstanding anything to the contrary in this subsection 11.8, a Party shall not be required to provide a proprietary Network Element to the other Party under this subsection 11.8 except as required by the Commission or FCC.

            11.8.4 BA will, on a semi-annual basis, notify Covad of the availability of new unbundled Network Elements.

      11.9 Provisioning of Unbundled Local Loops

      The following coordination procedures shall apply for conversions of "live" Telephone Exchange Services to ULLs. These and other mutually agreed-upon procedures shall apply reciprocally for the "live" cutover of Customers from BA to Covad and from Covad to BA.

            11.9.1 Upon request by Covad, BA will apply the following coordination procedures to conversions of live Telephone Exchange Services to ULLs. Coordinated cutover charges will apply to any such arrangement. If Covad elects not to request coordinated cutover, BA will process Covad's request in the normal course and subject to the normal installation intervals.

            11.9.2 Covad shall request ULLs from BA by delivering to BA a valid electronic transmittal service order (when available) or another mutually agreed-upon type of service order such as a Loop/NID Time and Material form. Such service order shall be provided in accordance with industry format and specifications or such format and specifications as may be agreed to by the Parties. Within forty-eight (48) hours of BA's receipt of such valid service order, BA shall provide Covad the firm order commitment date according to the Performance Interval Dates set forth in Schedule 27 by which the ULLs covered by such service order will be installed.

            11.9.3 On each ULL order in a Wire Center, Covad and BA will agree on a cutover time at least forty eight (48) hours before that cutover time. The cutover time will be defined as a 15-30 minute window within which both the Covad and BA personnel will make telephone contact to complete the cutover.

            11.9.4 Within the appointed 15-30 minute cutover time, the BA person will call the Covad person designated to coordinate cutover work.

            11.9.5 If Covad requires a change in scheduling, it must contact BA to issue a supplement to the original order. The negotiations process to determine the date and time of cutover will then be reinitiated as usual.

            11.9.6 If the Covad person is not ready within the appointed interval and if Covad had not called to reschedule the work at least two (2) hours prior to the start of the interval, Covad shall be liable for the non-recurring charge for the unbundled elements scheduled for the missed appointment. In addition, non-recurring charges for the rescheduled appointment will apply.

            11.9.7 If BA is not available or not ready at any time during the appointed 15-30 minute interval, Covad and BA will reschedule and BA will waive the non-recurring charge for the unbundled elements originally scheduled for that interval, whenever those unbundled elements are actually cut over pursuant to an agreed-upon rescheduling.

            11.9.8 The standard time expected from disconnection of a live Telephone Exchange Service to the connection of the unbundled element to the Covad Collocation Arrangement is fifteen (15) minutes per voice grade circuit for all orders consisting of twenty (20) ULLs or less. Orders involving more than twenty (20) ULLs will require a negotiated interval.

            11.9.9 If unusual or unexpected circumstances prolong or extend the time required to accomplish the coordinated cutover, the Party responsible for such circumstances is responsible for the reasonable labor charges of the other Party. Delays caused by the Customer are the responsibility of Covad.

            11.9.10 If Covad has ordered INP as part of an ULL installation, BA will coordinate implementation of INP with the ULL installation. BA's provision of unbundled elements shall in all cases be subject to the availability of suitable facilities, to the extent permitted by Section 251 of the Act.

            11.9.11 If Covad requests or approves a BA technician to perform services on the network side of the Rate Demarcation Point beyond normal installation of the ULLs covered by the service order, BA may charge Covad for any additional and reasonable labor charges to perform such services. BA may also charge Covad its normal overtime rates for services Covad requests to be performed outside of BA's normal business hours (M-F, 9 am to 5 pm, E.S.T.).

      11.10 Maintenance of Unbundled Local Loops

      BA has the obligation to maintain and repair unbundled Network Elements provided to Covad on a nondiscriminatory basis and at parity with the maintenance and repair services it provides to itself and other carriers. If (i) Covad reports to BA a Customer trouble, (ii) Covad requests a dispatch, (iii) BA dispatches a technician, and
(iv) such trouble was not caused by BA facilities or equipment in whole or in part, then Covad shall pay BA a charge set forth in Exhibit A for time associated with said dispatch.. In addition, this charge also applies when the Customer contact as designated by Covad is not available at the appointed time. Covad accepts responsibility for initial trouble isolation and providing BA with appropriate dispatch information based on its test results. If, as the result of Covad instructions, BA is erroneously requested to dispatch within a BA Central Office or to a POT Bay ("dispatch in"), BA may levy on Covad an appropriate charge. If, as the result of Covad instructions, BA is erroneously requested to dispatch outside a BA Central Office or to a POT Bay ("dispatch out"), BA may levy on Covad an appropriate charge. BA agrees to respond to Covad trouble reports on a non-discriminatory basis consistent with the manner in which it provides service to its own retail customers or to any other similarly situated Telecommunications Carrier.However, if BA imposes any charge on Covad under this subsection 11.8 and the same trouble recurs and the cause in both instances is determined to be in BA's facilities, then BA shall refund to Covad all charges applicable to that trouble that were erroneously levied on and paid by Covad to BA plus interest at the rate applicable to refunds of overpayments pursuant to BA's Tariffs.

      11.11 Other Terms and Conditions Including Rates and Charges

      11.11.1 ULLs and other Network Elements will be offered on the terms and conditions, including rates and charges, specified herein and on such other terms as stated in applicable Tariffs, as amended from time to time, that are not inconsistent with the terms and conditions set forth herein.

      11.11.2 In the event that the Commission has not adopted permanent rates for services, ULLs, and other Network Elements consistent with the requirements of the FCC regulations, BA shall charge the non-recurring and monthly recurring rates for ULLs and other Network Elements set forth in Exhibit A as interim rates until such time as the Department adopts permanent rates consistent with the requirements of the FCC Regulations. Such permanent rates shall be applied in the manner described in Exhibit A and subsection 20.1.2 below.

      11.11.3  Monthly ULL Charges.

            11.11.3.1 "Current Monthly Rates" for ULLs are set forth in Exhibit
A.

            11.11.3.2 Nothing in this Agreement shall be construed to imply that Covad agrees that the Current Monthly Rate referenced in Section 11.11.3.1 is a reasonable or appropriate charge for ULLs.

12.0 RESALE -- SECTIONS 251(c)(4) and 251(b)(1)

      12.1 Availability of Retail Rates for Resale

      Each Party shall make available its Telecommunications Services for resale at the retail rates set forth in its Tariffs to the other Party in accordance with Section 251(b)(1) of the Act. In addition, BA and Covad shall each allow the resale by the other of all Telecommunications Services that are offered primarily or entirely to other Telecommunications Carriers (e.g., Switched and special Exchange Access Services) at the rates already applicable to such services. BA shall also allow the resale by Covad of such other non-Telecommunications Services as BA, in its sole discretion, determines to provide for resale under terms and conditions to be agreed to by the Parties.

      12.2 Availability of Wholesale Rates for Resale

      BA shall make available to Covad for resale all Telecommunications Services that BA provides at retail to Customers that are not Telecommunications Carriers at the retail prices set forth in BA's Tariffs less the wholesale discount set forth in Exhibit A in accordance with Section 251(c)(4) of the Act. Such services shall be provided in accordance with the terms of the applicable retail services Tariff(s), including, without limitation, user or user group restrictions, as the case may be, subject to the requirement that such restrictions shall in all cases comply with the requirements of Section 251 of the Act and the FCC Regulations regarding restrictions on resale. The Parties may also agree to negotiate term and/or volume discounts for resold services.

      12.3 Availability of Support Services and Branding for Resale

      BA shall make available to Covad the various support services for resale described in Schedule 12.3 hereto in accordance with the terms set forth therein. In addition, to the extent required by Applicable Law, upon request by Covad and at prices, terms and conditions to be negotiated by Covad and BA, BA shall provide BA Retail Telecommunications Services (as defined in Schedule 12.3) that are identified by Covad's trade name, or that are not identified by trade name, trademark or service mark.

      12.4 Additional Terms Governing Resale and Use of BA Services

            12.4.1 Covad shall comply with the provisions of this Agreement (including, but not limited to, all applicable BA Tariffs) regarding resale or use of BA services. In addition, Covad shall undertake in good faith to ensure that its Customers comply with the provisions of BA's Tariffs applicable to their use of BA's Telecommunications Services.

            12.4.2 Without in any way limiting subsection 12.4.1, Covad shall not resell (a) residential service to business or other nonresidential Customers of Covad, (b) Lifeline or other means-tested service offerings, or grandfathered service offerings, to persons not eligible to subscribe to such service offerings from BA, or (c) any other BA service in violation of any user or user group restriction that may be contained in the BA Tariff applicable to such service to the extent such restriction is not prohibited by Applicable Laws. In addition, Covad shall be subject to the same limitations that BA's own retail Customers may be subject to with respect to any Telecommunications Service that BA may, in its discretion and to the extent not prohibited by Applicable Law, discontinue offering.

            12.4.3 BA shall not be obligated to offer to Covad at a wholesale discount Telecommunications Services that BA offers at a special promotional rate if such promotions are for a limited duration of ninety (90) days or less.

            12.4.4 Upon request by BA, Covad shall provide to BA adequate assurance of payment of charges due to BA in connection with Covad's purchase of BA services for resale. Assurance of payment of charges may be requested by BA: if Covad (a) in BA's reasonable judgment, at the Effective Date or at any time thereafter, is unable to show itself to be creditworthy; (b) in BA's reasonable judgment, at the Effective Date or at any time thereafter, is not creditworthy; or, (c) fails to timely pay a bill rendered to Covad by BA. Unless otherwise agreed by the Parties, the assurance of payment shall be in the form of a cash deposit and shall be in an amount equal to the charges for BA services that Covad may reasonably be expected to incur during a period of two (2) months. BA may at any time use the deposit or other assurance of payment to pay amounts due from Covad.

            12.4.5 Covad shall not be eligible to participate in any BA plan or program under which BA end user retail Customers may obtain products or merchandise, or services which are not Bell Atlantic Retail Telecommunications Services, in return for trying, agreeing to purchase, purchasing, or using Bell Atlantic Retail Telecommunications Services.

            12.4.6 BA may impose additional restrictions on Covad's resale of BA's retail Telecommunications Services to the extent permitted by Applicable Laws.

13.0 COLLOCATION -- SECTION 251(c)(6)

      13.1 BA shall offer to Covad Physical or Virtual Collocation of equipment necessary for Interconnection (pursuant to Section 4.0) or for access to unbundled Network Elements (pursuant to Section 11.0), pursuant to the terms and conditions in this Section and BA's approved Tariffs on file with the FCC and the Commission, except that BA may offer only Virtual Collocation if BA demonstrates to the Commission that Physical Collocation as described in this Agreement is not practical for technical reasons or because of space limitations, as provided in Section 251(c)(6) of the Act. BA shall provide Collocation solely for the purpose of Interconnection with facilities or services of BA or access to unbundled Network Elements of BA, except as otherwise mutually agreed to in writing by the Parties or as required by the FCC or the Commission, subject to applicable federal and state Tariffs and license agreements.

      13.2 BA shall offer, upon request by Covad and to the extent technically feasible, Physical Collocation arrangements where the dedicated space may be a minimum of approximately twenty-five (25) square feet, at the appropriate cost. In the event there is no existing Tariff for this arrangement, the Parties shall expeditiously and in good faith negotiate interim terms for this type of physical Collocation. Such arrangements will be made pursuant to applicable Tariff(s) when such Tariff(s) are approved.

      13.3 BA will provide Covad with Physical Collocation as specified in Sections 13.1 and 13.2 above; provided however, that upon written request by Covad, Bell Atlantic will not enclose by a cage or other means Covad's equipment that is placed within the secured and physically separated area set aside by Bell Atlantic within a Central Office for the purposes of Collocation set forth in
13.1 above and pursuant to any applicable BA Collocation Tariff(s). In the event that there is no existing Tariff for this entire arrangement, the Parties shall expeditiously and in good faith negotiate interim terms for this type of physical Collocation. This entire arrangement will be made pursuant to applicable Tariff(s) when such Tariff(s) are approved.

      13.4 Collocation shall be made available to Covad on BA Premises as required by Applicable Law and in a manner that is at parity to the priorities that BA provides to persons who are permitted to collocate, including BA's Affiliates that are required to collocate. Pursuant to applicable Tariff, or to
Schedule 13.4 until such time as an approved Tariff is effective, BA will provide Covad with shared cage Collocation, in which Covad can collocate equipment in another collocating entity's physical Collocation arrangement. Upon request by Covad for shared cage Collocation, the Parties will negotiate expeditiously and in good faith to resolve any operational, provisioning and billing issues that are not covered by an applicable Tariff or Schedule 13.4. Notwithstanding any other provision of this Agreement, BA will provide Covad with alternative Collocation arrangements (including "cage-less" physical Collocation) to the extent that such arrangements are required by Applicable Law, and may consider other alternative arrangements proposed by Covad. BA shall provide Collocation at additional locations for placement of equipment necessary for Interconnection or for access to unbundled Network Elementsto the extent required by Applicable Law.

      13.5 In comport with Applicable Law, Covad reserves the right to have Covad's dedicated (but not common) Collocation space constructed by a third party sub-contractor in accordance with BA engineering specifications utilizing a BA-approved sub-contractor. Request by Covad for approval of additional sub-contractors will bot be unreasonably withheld.

      13.6 Covad may collocate Digital Subscriber Line Access Multiplexers ("DSLAM"s) in its collocated space, subject to the requirements of this Section. Covad may install any equipment allowed by Law, including Remote Switching Modules ("RSM"s) and DSLAMs in its Collocation space unless and until the FCC, the Commission, or a court of competent jurisdiction determines that incumbent LECs need not permit Collocation of such equipment, in which event BA must allow Covad a reasonable transition period for removing, replacing or modifying such equipment, or for otherwise negotiating a mutually satisfactory alternative arrangement with BA. Covad agrees that any such equipment must comply with National Equipment Building System ("NEBS") Level III. Covad agrees that such RSM or DSLAM equipment as may be collocated at BA premises will not be used to provide switching functionality unless such use is specifically approved by the Commission..

            BA will permit Covad to install, maintain, repair and use ATM cross-connect equipment in BA Premises where Covad has established a physical Collocation arrangement, provided that such equipment will be used to support pre-defined point-to-point Private Virtual Connections ("PVC"s) between the Premises-collocated equipment and other points off BA's network. The ATM cross-connect equipment shall be used exclusively for aggregating and transporting traffic and will not under any circumstances be used for dynamic routing or switching of traffic. BA shall have the right at its own expense to audit Covad's use of such collocated equipment, and if it finds that Covad is using the equipment for switching of Local Traffic or other uses prohibited hereunder, BA may either invoke the dispute resolution provisions of this Agreement, or notify Covad in writing and Covad shall then remove such equipment from BA's Premises.

      13.7 Covad agrees to offer to BA Collocation of equipment for purposes of Interconnection (pursuant to Section 4.0) on a non-discriminatory basis and at comparable rates, terms and conditions as Covad may provide to other third parties. Covad shall provide such Collocation subject to applicable Tariffs.

      13.8 In the course of implementation of Collocation project, BA shall::

      (a) identify the Collocation project manager assigned to the project;

      (b) develop a written comprehensive "critical tasks" timeline detailing the work (and relative sequence thereof) that is to be performed by each Party or jointly by both Parties; and

      (c) provide Covad with the relevant engineering requirements.

      13.9 The Collocating Party shall purchase Cross Connection to services or facilities as described in applicable Tariffs or this Agreement. Transport facilities may be leased from BA under terms and conditions set forth in this Agreement or applicable Tariffs.

      13.10 Except in the event that Covad changes its Application for Collocation requirements after they have been accepted by BA and such changes would, in the reasonable judgement of BA, cause a construction or other delay which would affect the delivery of collocated space, or in the event of "Special Circumstances" detailed by BA for Covad, and subject to the circumstances contemplated by Section 29.3 of this Agreement, the collocated space shall be constructed, made ready, and delivered by BA to Covad within the interval specified in the applicable Tariff following the date of receipt by BA of Covad's Application for Collocation and the applicable BA Tariff fee(s).

      Covad and BA also agree that a three (3) week extension will apply when "Special Circumstances" are identified at the time of a "space walk-through" or later in the Collocation process, provided that BA notifies Covad within two (2) business days of the discovery of such "Special Circumstances". For the purposes of this Section 13.0, the term "Special Circumstances" shall mean special, unusual, or unanticipated conditions or circumstances arising out of or required by Covad's Application for Collocation (excluding changes made by Covad to such Application after such Application has been accepted by BA) which could, in the reasonable judgement of BA, cause a construction or other delay in the delivery of collocated space, including, by way of illustration and without limitation, major construction obstacles, asbestos abatement procedures or uncustomary modifications to the Collocation premises.

      In those instances where Covad changes its requirements which will affect the delivery of collocated space, or where otherwise extraordinary circumstances exist, the interval for construction and delivery of the collocated space shall be extended to reflect those changes upon mutual agreement of the Parties.

      13.11 Collocation shall occur under the terms of each Party's applicable and available Tariffs, subject to the provisons of this Section 13, and pursuant to Applicable Law.

      13.12 Cage-to-Cage Interconnection

            13.12.1 Cage-to-Cage Interconnection provides for the dedicated connection between a Covad Collocation arrangement established pursuant to applicable Tariffs and/or license agreements at a BA Premises and the Collocation arrangement of a third party carrier that maintains a Collocation arrangement at the same premises, so long as the collocated equipment of both Collocation arrangements is used for Interconnection with BA or access to BA's unbundled Network Elements. Covad shall purchase Cage-to-Cage Interconnection using Collocation Cross Connections to services and facilities as described in applicable Tariffs.

            13.12.2 The carrier that requests the Collocation Cross Connections shall be the customer of record for both ends of the service in terms of ordering, provisioning, maintenance, and billing. Alternative arrangements may be utilized if agreed upon by all three parties. Rates and charges for Collocation Cross Connections are stated in Exhibit A.

SECTION 251(b) PROVISIONS

14.0 NUMBER PORTABILITY -- SECTION 251(b)(2)

      14.1 Scope

            14.1.1 The Parties shall provide Local Telephone Number Portability ("LTNP") on a reciprocal basis to each other to the extent technically feasible, and in accordance with rules and regulations as from time to time prescribed by the FCC and/or the Commission.

            14.1.2 Until Permanent Number Portability is implemented by the industry pursuant to regulations issued by the FCC and/or the Commission, the Parties agree to reciprocally provide Interim Number Portability to each other at the prices listed in Exhibit A. Such agreed-upon prices for INP are not intended to reflect either Party's views on the cost recovery mechanisms being considered by the FCC in its current proceeding on number portability issues.

            14.1.3 Upon the agreement of the Parties or issuance of applicable FCC and/or Commission order(s) or regulations mandating the adoption of a Permanent Number Portability ("PNP") arrangement, BA and Covad will commence migration from INP to the agreed-upon or mandated PNP arrangement as quickly as practically possible while minimizing interruption or degradation of service to their respective Customers. Once PNP is implemented, either Party may withdraw, at any time and at its sole discretion, its INP offerings, subject to advance notice to the other Party and coordination to allow the seamless and transparent conversion of INP Customer numbers to PNP. Upon implementation of PNP pursuant to FCC or Commission regulation, both Parties agree to conform and provide such PNP. To the extent PNP rates or cost recovery mechanisms are not established by the applicable FCC or Commission order or regulation mandating the adoption of PNP, the Parties will negotiate in good faith the charges or cost recovery mechanism for PNP service at such time as a PNP arrangement is adopted by the Parties.

            14.1.4 Under either an INP or PNP arrangement, Covad and BA will implement a process to coordinate LTNP cutovers with ULL conversions (as described in Section 11 of this Agreement).

      14.2 Procedures for Providing INP Through Remote Call Forwarding

      Covad and BA will provide INP through Remote Call Forwarding as follows:

            14.2.1 A Customer of one Party ("Party A") elects to become a Customer of the other Party ("Party B"). The Customer elects to utilize the original telephone number(s) corresponding to the Telephone Exchange Service(s) it previously received from Party A, in conjunction with the Telephone Exchange Service(s) it will now receive from Party B. Upon receipt of a service order from Party B requesting assignment of the number(s) to Party B, Party A will implement an arrangement whereby all calls to the original telephone number(s) will be forwarded to a new telephone number(s) designated by Party B, only within the same Exchange Area as the original telephone number(s). Party A will route the forwarded traffic to Party B over the appropriate traffic exchange trunk groups.

            14.2.2 Party B will become the customer of record for the original Party A telephone number(s) subject to the INP arrangements. Upon the execution of an appropriate billing services agreement or such other mutually agreed-upon arrangement between the Parties, Party A shall use its reasonable efforts to consolidate into as few billing statements as possible collect, calling card, and third-number billed calls associated with the number(s), with sub-account detail by retained number.

            14.2.3 Party A will update its Line Information Database ("LIDB") listings for retained numbers, and load calling card information associated with those forwarded numbers as directed by Party B. In addition, Party A will update the retained numbers in the LIDB with the screening options provided by Party B on a per order basis. Party B shall determine which of the screening options offered by Party A should apply to the Party B Customer account.

            14.2.4 Party B will outpulse the telephone number to which the call has been forwarded to the 911 Tandem Office. Party B will also provide the 911 database with both the forwarded number and the directory number, as well as the appropriate address information of the Customer.


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

            14.2.5 Party A shall be permitted to cancel INP arrangements and reassign the telephone number(s) upon (i) receipt of notification from Party B or a third party that is authorized to act on behalf of the Customer or (ii) authorization from the Customer itself. The Parties agree to work cooperatively to develop procedures or adopt industry standards or practices concerning the initiation and termination of INP service in a multi-carrier environment.

            14.2.6 The INP service offered herein shall not initially apply to NXX Codes 555, 915, 950 (as applicable), or 976, or for Feature Group A or coin telephone service. Upon request of either Party, provision of INP to these services will be mutually negotiated between the parties and provided to the extent feasible under negotiated rates, terms and conditions. INP shall not apply for any arrangement that would render the forwarded call Toll Traffic.

            14.2.7 The ordering of INP arrangements and the exchange of screening information shall be made in accordance with industry-accepted (e.g. OBF developed) format and specifications to the extent they have been implemented by the Parties.

      14.3 Other Interim Number Portability Options

            14.3.1 Procedures for Providing INP Through Direct Inward Dial Trunks (Flex-DID). Either Party may also request INP through Direct Inward Dial Trunks pursuant to any applicable Tariffs.

            14.3.2 Procedures for Providing INP Through Route Indexing. Upon mutual agreement, BA will deploy a Route Index arrangement which combines direct trunks, provisioned between BA's and Covad's End Offices, with Trunk Side routing translations and full functionality for those CLASS services deployed in the specific BA switch. Under this arrangement, inbound calls to a ported number will be pointed at a route index that sends the call to a dedicated trunk group, built as a direct final, for the sole purpose of facilitating completion of calls to a ported bumber. BA will coordinate with Covad to provide this solution in a mutually agreeable an administratively manageable manner (e.g. NXX level) so as to minimize switch resource utilization for both Parties.

      14.4 Procedures for Providing LTNP Through Full NXX Code Migration

      Where either Party has activated an entire NXX for a single Customer, or activated at least eighty percent (80%) of an NXX for a single Customer, with the remaining numbers in that NXX either reserved for future use by that Customer or otherwise unused, if such Customer chooses to receive Telephone Exchange Service from the other Party, the first Party shall cooperate with the second Party to have the entire NXX reassigned in the LERG (and associated industry databases, routing tables, etc.) to an End Office operated by the second Party. Such transfer will be accomplished with appropriate coordination between the Parties and subject to appropriate industry lead-times for movements of NXXs from one switch to another. Neither Party shall charge the other in connection with this coordinated transfer.


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

      14.5 Receipt of Terminating Compensation on Traffic to INP'ed Numbers

      The Parties agree in principle that, under the INP arrangements described in subsections 14.2 and 14.3 above, terminating compensation on calls to INP'ed numbers should be received by each Customer's chosen LEC as if each call to the Customer had been originally addressed by the caller to a telephone number bearing an NPA-NXX directly assigned to the Customer's chosen LEC. In order to accomplish this objective where INP is employed, the Parties shall utilize the process set forth in this subsection 14.5 whereby terminating compensation on calls subject to INP will be passed from the Party (the "Performing Party") which performs the INP to the other Party (the "Receiving Party") for whose Customer the INP is provided.

            14.5.1 The Parties shall individually and collectively make best efforts to track and quantify INP traffic between their networks based on the CPN of each call by identifying CPNs which are INP'ed numbers. The Receiving Party shall charge the Performing Party for each minute of INP traffic at the INP Traffic Rate specified in subsection 14.5.3 in lieu of any other compensation charges for terminating such traffic, except as provided in subsection 14.5.2.

            14.5.2 By the Interconnection Activation Date in each LATA, the Parties shall jointly estimate for the prospective six months, based on historic data of all traffic in the LATA, the percentages of such traffic that, if dialed to telephone numbers bearing NPA-NXXs directly assigned to a Receiving Party (as opposed to the INP'ed number), would have been subject to (i) Reciprocal Compensation ("Recip Traffic"), (ii) appropriate intrastate FGD charges ("Intra Traffic"), (iii) interstate FGD charges ("Inter Traffic"), or (iv) handling as Transit Traffic. On the date which is six (6) months after the Interconnection Activation Date, and thereafter on each succeeding six month anniversary of such Interconnection Activation Date, the Parties shall establish new INP traffic percentages to be applied in the prospective six (6) month period, based on the Performing Party's choice of actual INP traffic percentages from the preceding six (6) month period or historic data of all traffic in the LATA.

            14.5.3 The INP Traffic Rate shall be equal to the sum of:

   (Recip Traffic percentage times the Reciprocal Compensation Rate set forth in Exhibit A)

                                      plus

   (Intra Traffic percentage times Receiving Party's effective intrastate FGD rates)

                                      plus

   (Inter Traffic percentage times Receiving Party's effective interstate FGD rates).

      The Receiving Party shall compensate the Performing Party for its billing and collection of charges for the intrastate and interstate FGD access services provided by the Receiving Party to a third party through the greater of (i) the difference between the intrastate and interstate FGD rates of the Receiving Party and the Performing Party, or (ii) three percent (3%) of the Performing Party's intrastate and interstate FGD revenues for INP'ed numbers. Under no circumstances shall the Performing Party, in performing the billing and collections service on behalf of the Receiving Party, be obligated to pass through more than ninety seven percent (97%) of its FGD access charge to the Receiving Party in connection with any given INP'ed call.


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

      14.6 Recovery of INP Costs Pursuant to FCC Order and Rulemaking

      Notwithstanding anything to the contrary contained in this Section 14, in light of the FCC's First Report and Order and Further Notice of Proposed Rulemaking, adopted June 27, 1996, in CC Docket 95-116 (the "Order"), the Parties stipulate and agree as follows:

            14.6.1 The rates listed in Exhibit A for the provision of INP are appropriate amounts that each Party providing INP service should recover for the provision of those INP functionalities in BA's operating territory on an interim basis until the Commission mandates an alternative cost recovery mechanism for the provision of INP. For the INP functions it provides, each Party should be allowed to recover these amounts in a manner consistent with any final FCC and/or Commission order on INP cost recovery (such as a state-wide fund contributed to by all telecommunications carriers).

            14.6.2 The Parties agree that neither Party waives its rights to advocate its views that are consistent with this subsection 14.6 on the appropriate INP cost recovery mechanism, or to present such views before any relevant regulatory body or other agency as they relate to FCC or Commission actions on INP cost recovery.

15.0 DIALING PARITY -- SECTION 251(b)(3)

      BA and Covad shall each provide the other with nondiscriminatory access to such services and information as are necessary to allow the other Party to implement dialing parity for Telephone Exchange Service, operator services, directory assistance, and directory listing information with no unreasonable dialing delays, as required under Section 251(b)(3) of the Act.

16.0 ACCESS TO RIGHTS-OF-WAY -- SECTION 251(b)(4)

      16.1 Each Party ("Licensor") shall provide the other Party ("Licensee") within a reasonable time period access to the poles, ducts, rights-of-way and conduits it owns or controls, to the extent permitted by Law and as required by
Section 224 of the Act or any FCC or Commission order or practice, on terms, conditions and prices comparable to those offered to any other entity purusant to each Party's applicable standard agreements with such entities.

17.0 DATABASES AND SIGNALING

      17.1 Each Party shall provide the other Party with access to databases, including LIDB and toll-free service access codes (i.e. 800/888), and associated signaling necessary for call routing and completion of Covad's traffic through the provision of SS7 Common Channel Signaling (CCIS) under its applicable tariffs. Alternatively, either Party may secure CCS Interconnection from a commercial SS7 hub provider, and in that case the other Party will permit


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

the purchasing Party to access the same databases as would have been accessible if the purchasing party had connected directly to the other Party's CCISnetwork.

      17.2 The Parties will provide CCIS Signaling to each other, where and as available, in conjunction with all Local Traffic, Toll Traffic, Meet Point Billing Traffic, and Transit Traffic. The Parties will cooperate on the exchange of TCAP messages to facilitate interoperability of CCIS-based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its Customers. All CCIS Signaling parameters will be provided upon request (where available), including called party number, calling party number, originating line information, calling party category, and charge number. All privacy indicators will be honored. The Parties will follow all Ordering and Billing Forum-adopted standards pertaining to CIC/OZZ codes. Where CCIS Signaling is not available, in-band multi-frequency
(MF) wink start signaling will be provided. Any such MF arrangement will require a separate local trunk circuit between the Parties' respective switches in those instances where the Parties have established End Office to End Office high usage trunk groups. In such an arrangement, each Party will outpulse the full ten-digit telephone number of the called party to the other Party.

      17.3 Each Party shall provide trunk groups, where available and upon reasonable request, that are configured utilizing the B8ZS ESF protocol for 64 kbps clear channel transmission to allow for ISDN interoperability between the Parties' respective networks.

      17.4 The following publications describe the practices, procedures and specifications generally utilized by BA for signaling purposes and is listed herein to assist the Parties in meeting their respective Interconnection responsibilities related to Signaling:

            (a) Bellcore Generic Requirements, GR-905-CORE, Issue 1, March, 1995, and subsequent issues and amendments; and

            (b) Bell Atlantic Supplement Common Channel Signaling Network Interface Specification (BA-905).

      17.5 Each Party shall charge the other Party mutual and reciprocal rates for any usage-based charges for CCIS Signaling, 800/888 database access, LIDB access, and access to other necessary databases, as follows: BA shall charge Covad in accordance with Exhibit A hereto and applicable Tariffs; Covad shall charge BA rates equal to the rates BA charges Covad, unless Covad's Tariffs for CCIS signaling provide for lower generally available rates, in which case Covad shall charge BA such lower rates; except to the extent a Party uses a third party vendor for the provision of CCIS Signaling, in which case such charges shall apply only to the third party vendor.

18.0 COORDINATED SERVICE ARRANGEMENTS

      18.1 Intercept and Referral Announcements


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

      When a Customer changes its service provider from BA to Covad, or from Covad to BA, and does not retain its original telephone number, the Party formerly providing service to such Customer shall provide a referral announcement ("Referral Announcement") on the abandoned telephone number which provides details on the Customer's new number or provide other appropriate information to the extent known. Referral Announcements shall be provided reciprocally, free of charge to either the other Party or the Customer to the extent the providing Party does not charge its own customers for such service, for a period of not less than four (4) months after the date the Customer changes its telephone number in the case of business Customers and not less than sixty (60) days after the date the Customer changes its telephone number in the case of residential Customers. However, if either Party provides Referral Announcements for different periods than the above respective periods when its Customers change their telephone numbers, such Party shall provide the same level of service to Customers of the other Party.

      18.2 Coordinated Repair Calls

      Covad and BA will employ the following procedures for handling misdirected repair calls:

            18.2.1 Covad and BA will educate their respective Customers as to the correct telephone numbers to call in order to access their respective repair bureaus.

            18.2.2 To the extent Party A is identifiable as the correct provider of service to Customers that make misdirected repair calls to Party B, Party B will immediately refer the Customers to the telephone number provided by Party A, or to an information source that can provide the telephone number of Party A, in a courteous manner and at no charge. In responding to misdirected repair calls, neither Party shall make disparaging remarks about the other Party, its services, rates, or service quality.

            18.2.3 Covad and BA will provide their respective repair contact numbers to one another on a reciprocal basis.

      18.3 Customer Authorization

            18.3.1 Without in any way limiting either Party's obligations under subsection 28.1, each Party shall comply with Applicable Laws with regard to Customer selection of a primary Telephone Exchange Service provider. Until the Commission and/or FCC adopts regulations and/or orders applicable to Customer selection of a primary Telephone Exchange Service provider, each Party shall adhere to the rules and procedures set forth in Section 64.1100 of the FCC Rules, 47 CFR ss. 64.1100, in effect on the Effective Date hereof when ordering, terminating, or otherwise changing Telephone Exchange Service on behalf of the other Party's or another carrier's Customers.

            18.3.2 In the event either Party requests that the other Party install, provide, change, or terminate a Customer's Telecommunications Service (including, but not limited to, a


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

Customer's selection of a primary Telephone Exchange Service Provider) and (a) fails to provide documentary evidence of the Customer's primary Telephone Exchange Service Provider selection upon request, or (b) without having obtained authorization from the Customer for such installation, provision, selection, change or termination in accordance with Applicable Laws (or as provided in subsection 18.3.1 above), the requesting Party shall be liable to the other Party for all charges that would be applicable to the Customer for the initial change in the Customer's Telecommunications Service and any charges for restoring the Customer's Telecommunications Service to its Customer-authorized condition, including to the appropriate primary Telephone Exchange Service provider.

            18.3.3 Without in any way limiting Covad's obligations under subsection 28.1, Covad shall comply with Applicable Laws with regard to Customer Proprietary Network Information, including, but not limited to, 47 U.S.C. ss.
222. Covad shall not access (including, but not limited to, through BA OSS Services and BA Pre-OSS Services), use, or disclose Customer Proprietary Network Information made available to Covad by BA pursuant to this Agreement unless Covad has obtained the appropriate Customer authorization for such access, use and/or disclosure required by Applicable Laws. By accessing, using or disclosing Customer Proprietary Network Information, Covad represents and warrants that it has obtained authorization for such action from the applicable Customer in the manner required by Applicable Laws and this Agreement. Covad shall, upon request by BA, provide proof of such authorization (including a copy of any written authorization).

            18.3.4 BA shall have the right to monitor and/or audit Covad's access to and use and/or disclosure of Customer Proprietary Network Information that is made available by BA to Covad pursuant to this Agreement to ascertain whether Covad is complying with the requirements of Applicable Laws and this Agreement with regard to such access, use, and/or disclosure. To the extent permitted by Applicable Laws, the foregoing right shall include, but not be limited to, the right to electronically monitor Covad's access to and use of Customer Proprietary Network Information that is made available by BA to Covad pursuant to this Agreement.

19.0 DIRECTORY SERVICES ARRANGEMENTS

      19.1 Directory Listings and Directory Distributions

      In this subsection 19.1, references to a Covad Customer's "primary listing" shall mean such Customer's primary name, address, and telephone number, which number falls within the NXX codes directly assigned to Covad or is retained by Covad on the Customer's behalf pursuant to LTNP arrangements with BA or any other carrier within the geographic area covered in the relevant BA directory. BA will, upon request, provide the following directory services to Covad in accordance with the terms set forth herein.

            19.1.1 BA will include the Covad Customer's primary listing in its "White Pages" directory (residence and business listings) and "Yellow Pages" directory (business listings) that cover the address of the Customer. Listings of Covad's Customers will be interfiled with listings


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

of BA's Customers and the Customers of other LECs included in the BA directories. Covad will pay BA a non-recurring charge as set forth in Exhibit A for providing such service for each Covad Customer's primary listing. Covad will also pay BA's Tariffed charges, as the case may be, for additional and foreign white page listings and other white pages services for Covad's Customers. BA will not require a minimum number of listings per order.

            19.1.2 BA will also include the Covad Customer's primary listing in BA's directory assistance database on the same basis that BA's own Customers are included, as well as in any electronic directories in which BA's Customers are ordinarily included, for no charge other than the charges identified in subsection 19.1.1.

            19.1.3 BA will distribute to Covad Customers copies of their primary white pages and yellow pages directories at the same time and on the same basis that BA distributes primary directories to its own Customers. BA will also deliver a reasonable number of such directories to Covad. These distributions will be made for no additional charge. Covad and its Customers may request additional directories from BA's Directory Fulfillment Centers, which Centers will provide such additional directories for the same charges applicable to comparable requests by BA Customers.

            19.1.4 Upon request by Covad, BA will provide Covad with a directory list of relevant NXX codes, the close dates, publishing data, and call guide close dates on the same basis as such information is provided to BA's own business offices.

            19.1.5 Covad shall provide BA with daily listing information on all new Covad Customers in the format required by BA or a mutually-agreed upon industry standard format. The information shall include the Customer's name, address, telephone number, the delivery address and number of directories to be delivered, and, in the case of a business listing, the primary business heading under which the business Customer desires to be placed, and any other information necessary for the publication and delivery of directories. Covad will also provide BA with daily listing information showing Customers that have disconnected or terminated their service with Covad. BA will provide Covad with confirmation of listing order activity within forty eight (48) hours.

            19.1.6 BA will accord Covad's directory listing information the same level of confidentiality which BA accords its own directory listing information, and BA shall ensure that access to Covad's directory listing information will be used solely for the purpose of providing directory services; provided, however, that BA may use or license information contained in its directory listings for direct marketing purposes so long as the Covad Customers are not separately identified as such; and provided further that Covad may identify those of its Customers that request that their names not be sold for direct marketing purposes, and BA will honor such requests to the same extent as it does for its own Customers.

            19.1.7 Both Parties shall use their best efforts to ensure the accurate listing of Covad Customer listings. BA will also provide Covad, upon request, a copy of the BA listings standards and specifications manual. In addition, BA will provide Covad with a listing of Yellow


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

Pages headings and directory close schedules on an ongoing basis.

            19.1.8 Covad will adhere to all practices, standards, and ethical requirements of BA with regard to listings, and, by providing BA with listing information, warrants to BA that Covad has the right to place such listings on behalf of its Customers. Covad agrees that it will undertake commercially practicable and reasonable steps to attempt to ensure that any business or person to be listed is authorized and has the right (i) to provide the product or service offered, and (ii) to use any personal or corporate name, trade name or language used in the listing. In addition, Covad agrees to release, defend, hold harmless and indemnify BA from and against any and all claims, losses, damages, suits, or other actions, or any liability whatsoever, suffered, made, instituted, or asserted by any person arising out of BA's listing of the listing information provided by Covad hereunder.

            19.1.9 BA's liability to Covad in the event of a BA error in or omission of a listing shall not exceed the amount of charges actually paid by Covad for such listing. In addition, Covad agrees to take, with respect to its own Customers, all reasonable steps to ensure that its and BA's liability to Covad's Customers in the event of a BA error in or omission of a listing shall be subject to the same limitations that BA's liability to its own Customers are subject to.

            19.1.10 Within thirty (30) business days of the Effective Date, BA agrees to meet with Covad and, if appropriate, arrange a meeting with a BA authorized Yellow Pages agent, to address issues regarding Covad customer referrals or questions pertaining to Yellow Pages listings.

      19.2 Yellow Pages Maintenance

      The Parties agree to work cooperatively to ensure that Yellow Page advertisements purchased by Customers that switch their service to Covad (including Customers utilizing Covad-assigned telephone numbers and Covad Customers utilizing LTNP) are maintained without interruption. BA will offer Yellow Pages services to Covad Customers on the same basis as they are offered to BA Customers.

      19.3 Service Information Pages

      BA will include all Covad NXX codes associated with the areas to which each directory pertains, along with BA's own NXX codes, in any lists of such codes which are contained in the general reference portions of the directories. Covad's NXX codes shall appear in such lists in the same manner as BA's NXX information. In addition, BA will include in the "Customer Guide" or comparable section of the applicable white pages directories listings provided by Covad for Covad's installation, repair and customer service and other essential service oriented information, as agreed by the Parties, including appropriate identifying logo. Such listings shall appear in the manner agreed to by the Parties. BA shall not charge Covad for inclusion of this essential service-oriented information, but reserves the right to impose charges on other information Covad may elect to submit and BA may elect to accept for inclusion in BA's white pages directories. BA will provide Covad with the annual directory close dates and reasonable notice of any changes in said


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dates.

      19.4 Directory Assistance (DA); Call Completion

            19.4.1 Upon request, BA will provide Covad with directory assistance, connect request, and/or IntraLATA call completion services in accordance with the terms set forth in the Directory Assistance and Call Completion Services Agreement appended hereto as Exhibit C.

            19.4.2 Also upon request, BA will provide to Covad operator services trunk groups, utilizing Feature Group D type signaling, with ANI, minus OZZ, when interconnecting to the BA operator services network.

            19.4.3 BA agrees to utilize existing trunking arrangements, at no facility charge to Covad, to transfer Covad's operator calls handled by a BA operator to the appropriate 911/E911 PSAP. The ALI information passed to the PSAP shall be consistent with the information that BA passes on its own operator-handled calls.

            19.4.4 At the request of Covad, BA will provide Covad with "Direct Access" service to the same directory assistance ("DA") database that is used by BA to provide directory assistance to BA Customers. Direct Access will enable Covad's operator bureau, if Covad elects to provide its own DA services, to obtain direct electronic access to the DA database for the purpose of providing intraLATA directory assistance to Covad Customers. Covad may search and read DA database information at the per query rates specified in Exhibit A. BA will furnish ports for connection and termination of Covad facilities to the DA database system. The type of ports and associated charges will be based on the type of access configuration required by Covad for termination of its facilities. The number of ports provided at the database will be based on Covad's annual forecast of "Busy Hour" queries. At the request of Covad, BA will also accept electronic transmission of Covad Customer DA information for inclusion in the DA database.

20.0 COORDINATION WITH TARIFF TERMS

      20.1 The Parties acknowledge that some of the services, facilities, and arrangements described herein are or will be available under and subject to the terms of the federal or state Tariffs of the other Party applicable to such services, facilities, and arrangements. To the extent a Tariff of the providing Party applies to any service, facility, and arrangement described herein, the Parties agree as follows:

            20.1.1 Those rates and charges set forth in Exhibit A for the services, facilities, and arrangements described herein that reference or are identical to a rate contained in an existing Tariff of the providing Party, shall conform with those contained in the then-prevailing Tariff and vary in accordance with any changes that may be made to the Tariff rates and charges subsequent to the Effective Date.

            20.1.2 As applied to wholesale discount rates, unbundled Network Elements or


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call transport and/or termination of Local Traffic purchased for the provision of Telephone Exchange Service or Exchange Access, the rates and charges set forth in Exhibit A shall apply until such time as they are replaced by new rates as may be approved by the Commission from time to time pursuant to the FCC Regulations, subject to a stay or other order issued by any court of competent jurisdiction. At such time(s) as such new rates have been approved by the Commission, the Parties shall amend Exhibit A to reflect the new approved rates.

      20.2 Except with respect to the rates and charges described in subsection
20.1 above, all other terms contained in an applicable Tariff of the providing Party shall apply in connection with its provision of the particular service, facility, and arrangement purusant to that Tariff. . The availability of particular services pursuant to this Agreement that are similar to those provided for in any applicable Tariff shall not affect the ability of a Party to obtain those services pursuant to this Agreement.

21.0 INSURANCE

      21.1 Covad shall maintain, during the term of this Agreement, all insurance and/or bonds required by law and necessary to satisfy its obligations under this Agreement, including, without limitation, its obligations set forth in Section 25 hereof. At a minimum and without limiting the foregoing covenant, Covad shall maintain the following insurance:

            (a) Commercial General Liability Insurance, on an occurrence basis, including but not limited to, premises-operations, broad form property damage, products/completed operations, contractual liability, independent contractors, and personal injury, with limits of at least $2,000,000 combined single limit for each occurrence.

            (b) Automobile Liability, Comprehensive Form, with limits of at least $500,000 combined single limit for each occurrence.

            (c) Excess Liability, in the umbrella form, with limits of at least $10,000,000 combined single limit for each occurrence.

            (d) Worker's Compensation Insurance as required by law and Employer's Liability Insurance with limits of not less than $1,000,000 per occurrence.

      21.2 Covad shall name BA as an additional insured on the foregoing insurance.

      21.3 Covad shall, within two (2) weeks of the date hereof and on a semi-annual basis thereafter, furnish certificates or other adequate proof of the foregoing insurance. The certificates or other proof of the foregoing insurance shall be sent to: Bell Atlantic, Insurance Administration Group, 1320
N. Court House Road, 4th Floor, Arlington, Virginia, 22201. In addition, Covad shall require its agents, representatives, or contractors, if any, that may enter upon the premises of BA or BA's affiliated companies to maintain similar and appropriate insurance and, if requested, to furnish BA certificates or other adequate proof of such insurance. Certificates furnished by


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Covad or Covad's agents, representatives, or contractors shall contain a clause stating: "Bell Atlantic - Washington D.C. Inc. shall be notified in writing at least thirty (30) days prior to cancellation of, or any material change in, the insurance."

22.0 TERM AND TERMINATION.

      22.1 This Agreement shall be effective as of the date first above written and continue in effect until March 15, 2001, and thereafter the Agreement shall continue in force and effect unless and until terminated as provided herein. Upon the expiration of the initial term, either Party may terminate this Agreement by providing written notice of termination to the other Party, such written notice to be provided at least ninety (90) days in advance of the date of termination. In the event of such termination, those service arrangements made available under this Agreement and existing at the time of termination shall continue without interruption under (a) a new agreement executed by the Parties, (b) standard Interconnection terms and conditions approved and made generally effective by the Commission, (c) Tariff terms and conditions generally available to CLECs, or (d) if none of the above is available, under the terms of this Agreement on a month-to-month basis until such time as (a), (b), or (c) becomes available.

      22.2 For service arrangements made available under this Agreement and existing at the time of termination, if the standard Interconnection terms and conditions or Tariff terms and conditions result in the non-terminating Party physically rearranging facilities or incurring programming expense, the non-terminating Party shall be entitled to recover such rearrangement or programming costs from the terminating Party.

      22.3 If either Party defaults in the payment of any amount due hereunder, or if either Party violates any other provision of this Agreement, and such default or violation shall continue for sixty (60) days after written notice thereof, the other Party may terminate this Agreement and services hereunder by written notice; provided the other Party has provided the defaulting Party and the appropriate federal and/or state regulatory bodies with written notice at least twenty five (25) days' prior to terminating service. Notice shall be posted by overnight mail, return receipt requested. If the defaulting Party cures the default or violation within the twenty-five (25) day period, the other Party will not terminate service or this Agreement but shall be entitled to recover all costs, if any, incurred by it in connection with the default or violation, including, without limitation, costs incurred to prepare for the termination of service.

23.0 DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

      EXCEPT AS EXPRESSLY PROVIDED UNDER THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, FUNCTIONS AND PRODUCTS IT PROVIDES UNDER OR CONTEMPLATED BY THIS AGREEMENT AND THE PARTIES DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.


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24.0 CANCELLATION CHARGES

      Except as provided in this Agreement or as otherwise provided in any applicable Tariff, no cancellation charges shall apply.

25.0 INDEMNIFICATION

      25.1 Each Party agrees to release, indemnify, defend and hold harmless the other Party from and against all losses, claims, demands, damages, expenses, suits or other actions, or any liability whatsoever, including, but not limited to, costs and attorneys' fees (collectively, a "Loss"), (a) whether suffered, made, instituted, or asserted by any other party or person, relating to personal injury to or death of any person, or for loss, damage to, or destruction of real and/or personal property, whether or not owned by others, arising from transactions or activities relating to this Agreement and to the extent proximately caused by the negligent or willful acts or omissions of the indemnifying Party, regardless of the form of action, or (b) suffered, made, instituted, or asserted by its own customer(s) against the other Party arising out of the other Party's provision of services to the indemnifying Party under this Agreement. Notwithstanding the foregoing indemnification, nothing in this
Section 25.0 shall affect or limit any claims, remedies, or other actions the indemnifying Party may have against the indemnified Party under this Agreement, any other contract, or any applicable Tariff(s), regulations or laws for the indemnified Party's provision of said services.

      25.2 The indemnification provided herein shall be conditioned upon:

            (a) The indemnified Party shall promptly notify the indemnifying Party of any action, claim, lawsuit or demand taken against the indemnified Party relating to the indemnification.

            (b) The indemnifying Party shall have sole authority to defend any such action, claim, lawsuit or demand including the selection of legal counsel, and the indemnified Party may engage separate legal counsel only at its sole cost and expense. The Indemnifying Party shall keep the Indemnified Party reasonably and timely apprised of the status of the action, claim, demand or lawsuit. The Indemnifying Party will not be liable under this Section for settlements or compromises by the Indemnified party of any action, claim, demand or lawsuit unless the Indemnifying Party has approved the settlement or compromise in advance or unless the defense of the action, claim, demand or lawsuit has been tendered to the Indemnifying Party in writing and the Indemnifying Party has failed to promptly undertake the defense.

            (c) In no event shall the indemnifying Party settle or consent to any judgment pertaining to any such action without the prior written consent of the indemnified Party, which consent shall not be unreasonably withheld. However, in the event the settlement or judgment requires a contribution from or affects the rights of the Indemnified Party, the


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      Indemnified Party shall have the right to refuse such settlement or judgment and, at its own cost and expense, take over the defense against such Loss, provided that in such event the indemnifying Party shall not be responsible for, nor shall it be obligated to indemnify the indemnified Party against, the Loss for any amount in excess of such refused settlement or judgment.

            (d) The indemnified Party shall, in all cases, assert any and all provisions in its Tariffs that limit liability to third parties as a bar to any recovery by the third party claimant in excess of such limitation of liability.

            (e) The indemnified Party shall offer the indemnifying Party all reasonable cooperation and assistance in the defense of any such action, demand or lawsuit.

26.0 LIMITATION OF LIABILITY

      26.1 The liability of either Party to the other Party for damages arising out of failure to comply with a direction to install, restore or terminate facilities; or out of failures, mistakes, omissions, interruptions, delays, errors, or defects (collectively, "Errors") occurring in the course of furnishing any services, arrangements, or facilities hereunder shall be determined in accordance with the terms of the applicable tariff(s) of the providing Party. In the event no tariff(s) apply, the providing Party's liability for such Errors shall not exceed an amount equal to the pro rata monthly charge for the period in which such failures, mistakes, omissions, interruptions, delays, errors or defects occur. Except as otherwise provided in
Section 25, Section 26.2, Section 27 and Section 29.4, recovery of said amount shall be the injured Party's sole and exclusive remedy against the providing Party for Errors, provided however that Errors shall not include grossly negligent or willful conduct..

      26.2 Except as provided in Section 25, Section 27, and Section 29.4, or in instances of gross negligence or willful misconduct, neither Party shall be liable to the other in connection with the provision or use of services offered under this Agreement for indirect, incidental, consequential, reliance or special damages, including (without limitation) damages for lost profits (collectively, "Consequential Damages"), regardless of the form of action, whether in contract, warranty, strict liability, or tort, including, without limitation, negligence of any kind, even if the other Party has been advised of the possibility of such damages; provided, that the foregoing shall not limit a Party's obligation under Section 25.

      26.3 The Parties agree that neither Party shall be liable to the customers of the other Party in connection with its provision of services to the other Party under this Agreement. Nothing in this Agreement shall be deemed to create a third party beneficiary relationship between the Party providing the service and the customers of the Party purchasing the service. In the event of a dispute involving both Parties with a customer of one Party, both Parties shall assert the applicability of any limitations on liability to customers that may be contained in either Party's applicable Tariff(s).


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

27.0 PERFORMANCE MONITORING REPORTS, STANDARDS AND REMEDIES

      27.1 Performance Standards

      BA shall provide the Interconnection and unbundled Network Elements contemplated hereunder in accordance with the performance standards set forth in
Section 251(c) of the Act and the FCC Regulations, including without limitation the rules set forth in 47 Code of Federal Regulations ss.ss. 51.305(a)(3), 51.311(a), and 51.311(b).

      27.2 Performance Monitoring Reports, Standards and Remedies

      Schedule 27.2, "Performance Monitoring Reports, Standards and Remedies," is made a part of this Agreement and incorporated herein in its entirety.

      27.3 Performance Measurement, Standard and Remedy for XDSL-Compatible ULLs

      Upon request by either Party, at such time as BA provides to Covad, as a generally available offering, pursuant to Section 11.2, 2-Wire ADSL-Compatible ULLs, 2-Wire HDSL-Compatible ULLs, and 4-Wire HDSL-Compatible ULLs, the Parties will negotiate in good faith for insertion into Schedule 27.2 a missed installation appointment performance measurement, standard and remedy, for such ULLs. Unless otherwise agreed by the Parties, such measurement, standard and remedy, will be a consolidated measurement, standard and remedy, that covers missed installation appointments for all three types of ULLs.

28.0 COMPLIANCE WITH LAWS; REGULATORY APPROVAL

      28.1 Each Party shall promptly notify the other Party in writing of any governmental action that suspends, cancels, withdraws, limits, or otherwise materially affects its ability to perform its obligations hereunder.

      28.2 The Parties understand and agree that this Agreement will be filed with the Commission and may thereafter be filed with the FCC as an integral part of BA's application pursuant to Section 271(d) of the Act. The Parties covenant and agree that this Agreement is satisfactory to them as an agreement under
Section 251 of the Act. Each Party covenants and agrees to fully support approval of this Agreement by the Commission or the FCC under Section 252 of the Act without modification. The Parties, however, reserve the right to seek regulatory relief and otherwise seek redress from each other regarding performance and implementation of this Agreement, including, without limitation, the conformance of this Agreement to the FCC Regulations as provided in subsection 28.3 below.

      28.3 The Parties recognize that the FCC has issued and may continue to issue the FCC Regulations implementing Sections 251, 252, and 271 and other Sections of the Act that affect


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

certain terms contained in this Agreement. In the event that any one or more of the provisions contained herein is inconsistent with any applicable rule contained in such FCC Regulations or as may be enacted by the Commission, or imposed by a court in the exercise of its lawful jurisdiction, or which, in BA's reasonable determination, affects BA's application pursuant to Section 271(d) of the Act, the Parties agree to negotiate in good faith the revisions necessary to eliminate the inconsistency or amend the application-affecting provision(s). Such revisions need not be considered material, and need not require further Commission approval beyond any Commission approval required under Section 252(e) of the Act. If, however, any such change in Applicable Law or amendment to this Agreement would necessitate a change that would affect the interconnectin of network facilities or Covad's ability to use any BA service or Network Element, Covad shall have a reasonable time to modify or re-deploy its network or operations to reflect such change.

      28.4 In the event any Applicable Law other than the FCC Regulations requires modification of any material term(s) contained in this Agreement, either Party may require a renegotiation of the term(s) that require direct modification as well as of any term(s) that are reasonably affected thereby. If neither Party requests a renegotiation or if an Applicable Law requires modification of any non-material term(s), the remaining provisions of this Agreement shall remain in full force and effect. For purposes of this subsection
28.4 and without limitation of any other modifications required by Applicable Laws, the Parties agree that any modification required by Applicable Laws (i) to the two-tier Reciprocal Call Termination compensation structure for the transport and termination of Local Traffic described in Exhibit A, or (ii) that affects either Party's receipt of Reciprocal Compensation for the transport and termination of Local Traffic, shall be deemed to be a modification of a material term that requires immediate good faith renegotiation between the Parties.

      28.5 Compliance with the Communications Assistance for Law Enforcement Act of 1994 ("CALEA"). Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with CALEA. Each Party shall indemnify and hold the other Party harmless from any and all penalties imposed upon the other Party for such non-compliance and shall at the non-compliant Party's sole cost and expense, modify or replace any equipment, facilities or services provided to the other Party under this Agreement to ensure that such equipment, facilities and services fully comply with CALEA.

29.0 MISCELLANEOUS

      29.1 Authorization

            29.1.1 Bell Atlantic-Washington D.C. Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has full power and authority to execute and deliver this Agreement and to perform the obligations hereunder.

            29.1.2 DIECA Communications, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, and has full power and authority to execute and deliver this Agreement and to perform its obligations


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hereunder.

      29.2 Independent Contractor

      Each Party shall perform services hereunder as an independent contractor and nothing herein shall be construed as creating any other relationship between the Parties. Each Party and each Party's contractor shall be solely responsible for the withholding or payment of all applicable federal, state and local income taxes, social security taxes and other payroll taxes with respect to their employees, as well as any taxes, contributions or other obligations imposed by applicable state unemployment or workers' compensation acts. Each Party has sole authority and responsibility to hire, fire and otherwise control its employees.

      29.3 Force Majeure

      Neither Party shall be responsible for delays or failures in performance resulting from acts or occurrences beyond the reasonable control of such Party, regardless of whether such delays or failures in performance were foreseen or foreseeable as of the date of this Agreement, including, without limitation: adverse weather conditions, fire, explosion, power failure, acts of God, war, revolution, civil commotion, or acts of public enemies; any law, order, regulation, ordinance or requirement of any government or legal body; or labor unrest, including, without limitation, strikes, slowdowns, picketing or boycotts; or delays caused by the other Party or by other service or equipment vendors; or any other circumstances beyond the Party's reasonable control. In such event, the affected Party shall, upon giving prompt notice to the other Party, be excused from such performance on a day-to-day basis to the extent of such interferences (and the other Party shall likewise be excused from performance of its obligations on a day-to-day basis to the extent such Party's obligations relate to the performance so interfered with). The affected Party shall use its best efforts to avoid or remove the cause(s) of non-performance and both Parties shall proceed to perform with dispatch once the cause(s) are removed or cease.

      29.4 Confidentiality

            29.4.1 All information, including but not limited to specification, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data, (i) furnished by one Party to the other Party dealing with customer specific, facility specific, or usage specific information, other than customer information communicated for the purpose of publication or directory database inclusion, or (ii) in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary," or (iii) communicated orally and declared to the receiving Party at the time of delivery, and by written notice given to the receiving Party within ten (10) days after delivery, to be "Confidential" or "Proprietary" (collectively referred to as "Proprietary Information"), shall remain the property of the disclosing Party.

            29.4.2 Each Party shall keep all of the other Party's Proprietary Information confidential in the same manner it holds its own Proprietary Information confidential (which in all


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cases shall be no less than reasonable) and shall use the other Party's
Proprietary Information only for performing the covenants contained in this Agreement. Neither Party shall use the other Party's Proprietary Information for any other purpose except upon such terms and conditions as may be agreed upon between the Parties in writing. All Proprietary Information (i) shall be held in confidence by each receiving Party; (ii) shall be disclosed on a confidential basis to only those persons who have a need for it in connectin with the provision of services required to fulfill this Agreement and shall be used only for such purposes; and (iii) may be used for other purposes only upon such terms and conditions as may be mutually agreed to in advance of use in writing by the Parties.

            29.4.3 Unless otherwise agreed, the obligations of confidentiality and non-use set forth in this Agreement do not apply to such Proprietary Information that:

            (a) was, at the time of receipt, already known to the receiving Party free of any obligation to keep it confidential as evidenced by written records prepared prior to delivery by the disclosing Party; or

            (b) is or becomes publicly known through no wrongful act of the receiving Party; or

            (c) is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligation to the disclosing Party with respect to such information; or

            (d) is independently developed by an employee, agent, or contractor of the receiving Party that is not involved in any manner with the provision of services pursuant to this Agreement and does not have any direct or indirect access to the Proprietary Information; or

            (e) is approved for release by written authorization of the disclosing Party; or

            (f) is required to be made public by the receiving Party pursuant to applicable law or regulation, provided that the receiving Party shall give sufficient notice of the requirement to the disclosing Party to enable the disclosing Party to seek protective orders. In such event, the receiving Party shall provide the disclosing Party with written notice of such requirement, to the extent permitted by Law, as soon as possible and, where possible, prior to such disclosure. The disclosing Party may then seek appropriate protective relief from all or part of such requirement, and the receiving Party shall use reasonable efforts to cooperate with the disclosing Party in attempting to obtain any protective relief which such disclosing Party chooses to obtain.

            29.4.4 Upon request by the disclosing Party, the receiving Party shall return all tangible copies of Proprietary Information, whether written, graphic, electromagnetic or otherwise.


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

            29.4.5 Notwithstanding any other provision of this Agreement, the provisions of this subsection 29.4 shall apply to all Proprietary Information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the Effective Date.

            29.4.6 Except as otherwise expressly provided elsewhere in this Agreement, no license is hereby granted under any patent, trademark, or copyright, nor is any license implied, solely by virtue of the disclosure of any Proprietary Information.

      29.5 Choice of Law

      The construction, interpretation and performance of this Agreement shall be governed by and construed in accordance with the laws of the state in which this Agreement is to be performed, except for its conflicts of laws provisions. In addition, insofar as and to the extent federal law may apply, federal law will control.

      29.6 Taxes

            29.6.1 In General. With respect to any purchase hereunder of services, facilities or arrangements, if any federal, state or local tax, fee, surcharge or other tax-like charge (a "Tax") is required or permitted by Applicable Law to be collected from the purchasing Party by the providing Party, then (i) the providing Party shall properly bill the purchasing Party for such Tax, (ii) the purchasing Party shall timely remit such Tax to the providing Party and (iii) the providing Party shall timely remit such collected Tax to the applicable taxing authority.

            29.6.2 Taxes Imposed on the Providing Party   With respect to any
purchase hereunder of services, facilities or arrangements, if any federal, state or local Tax is imposed by Applicable Law on the receipts of the providing Party, which Law permits the providing Party to exclude certain receipts received from sales for resale to a public utility, distributor, telephone company, local exchange carrier, telecommunications company or other communications company ("Telecommunications Company"), such exclusion being based solely on the fact that the purchasing Party is also subject to a tax based upon receipts ("Receipts Tax"), then the purchasing Party (i) shall provide the providing Party with notice in writing in accordance with subsection
29.6.6 of this Agreement of its intent to pay the Receipts Tax and (ii) shall timely pay the Receipts Tax to the applicable tax authority.

            29.6.3 Taxes Imposed on Customers   With respect to any purchase
hereunder of services, facilities or arrangements that are resold to a third party, if any federal, state or local Tax is imposed by Applicable Law on the subscriber, end-user, Customer or ultimate consumer ("Subscriber") in connection with any such purchase, which a Telecommunications Company is required to impose and/or collect from a Subscriber, then the purchasing Party (i) shall be required to impose and/or collect such Tax from the Subscriber and (ii) shall timely remit such Tax to the applicable taxing authority.

            29.6.4 Liability for Uncollected Tax, Interest and Penalty   If the
providing Party


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has not received an exemption certificate and fails to collect any Tax as required by subsection 29.6.1, then, as between the providing Party and the purchasing Party, (i) the purchasing Party shall remain liable for such uncollected Tax and (ii) the providing Party shall be liable for any interest assessed thereon and any penalty assessed with respect to such uncollected Tax by such authority. If the providing Party properly bills the purchasing Party for any Tax but the purchasing Party fails to remit such Tax to the providing Party as required by subsection 29.6.1, then, as between the providing Party and the purchasing Party, the purchasing Party shall be liable for such uncollected Tax and any interest assessed thereon, as well as any penalty assessed with respect to such uncollected Tax by the applicable taxing authority. If the providing Party does not collect any Tax as required by subsection 29.6.1 because the purchasing Party has provided such providing Party with an exemption certificate that is later found to be inadequate by a taxing authority, then, as between the providing Party and the purchasing Party, the purchasing Party shall be liable for such uncollected Tax and any interest assessed thereon, as well as any penalty assessed with respect to such uncollected Tax by the applicable taxing authority. If the purchasing Party fails to pay the Receipts Tax as required by subsection 29.6.2, then, as between the providing Party and the purchasing Party, (x) the providing Party shall be liable for any Tax imposed on its receipts and (y) the purchasing Party shall be liable for any interest assessed thereon and any penalty assessed upon the providing Party with respect to such Tax by such authority. If the purchasing Party fails to impose and/or collect any Tax from Subscribers as required by subsection 29.6.3, then, as between the providing Party and the purchasing Party, the purchasing Party shall remain liable for such uncollected Tax and any interest assessed thereon, as well as any penalty assessed with respect to such uncollected Tax by the applicable taxing authority. With respect to any Tax that the purchasing Party has agreed to pay, or is required to impose on and/or collect from Subscribers, the purchasing Party agrees to indemnify and hold the providing Party harmless on an after-tax basis for any costs incurred by the providing Party as a result of actions taken by the applicable taxing authority to recover the Tax from the providing Party due to the failure of the purchasing Party to timely pay, or collect and timely remit, such Tax to such authority. In the event either Party is audited by a taxing authority, the other Party agrees to cooperate fully with the Party being audited in order to respond to any audit inquiries in a proper and timely manner so that the audit and/or any resulting controversy may be resolved expeditiously.

            29.6.5 Tax Exemptions and Exemption Certificates   If Applicable Law
clearly exempts a purchase hereunder from a Tax, and if such Law also provides an exemption procedure, such as an exemption-certificate requirement, then, if the purchasing Party complies with such procedure, the providing Party shall not collect such Tax during the effective period of such exemption. Such exemption shall be effective upon receipt of the exemption certificate or affidavit in accordance with the terms set forth in subsection 29.6.6. If Applicable Law clearly exempts a purchase hereunder from a Tax, but does not also provide an exemption procedure, then the providing Party shall not collect such Tax if the purchasing Party (i) furnishes the providing Party with a letter signed by an officer requesting such an exemption and citing the provision in the Law which clearly allows such exemption and (ii) supplies the providing Party with an indemnification agreement, reasonably acceptable to the providing Party (e.g., an agreement commonly used in the industry), which holds the providing Party harmless on an after-tax basis with respect to its forbearing to collect such Tax.


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

            29.6.6 If any discount or portion of a discount in price provided to Covad under this Agreement (including, but not limited to, a wholesale discount provided for in Exhibit A) is based on anticipated Tax savings to BA because it was anticipated that receipts from sales of BA services that would otherwise be subject to a Tax on such receipts could be excluded from such Tax under Applicable Law because the BA services would be sold to Covad for resale, and BA is, in fact, required by Applicable Law to pay such Tax on receipts from sales of BA services to Covad, then, as between BA and Covad, Covad shall be liable for, and shall indemnify and hold harmless BA against (on an after-tax basis), any such Tax and any interest and/or penalty assessed by the applicable taxing authority on either Covad or BA with respect to the Tax on BA's receipts.

            29.6.7 All notices, affidavits, exemption-certificates or other communications required or permitted to be given by either Party to the other, for purposes of this subsection 29.6, shall be made in writing and shall be delivered in person or sent by certified mail, return receipt requested, or registered mail, or a courier service providing proof of service, and sent to the addressees set forth in subsection 29.10 as well as to the following:

      To Bell Atlantic:     Tax Administration
                            Bell Atlantic Corporation
                            1095 Avenue of the Americas
                            Room 3109
                            New York, NY 10036

      To Covad:             Tax Administration
                            DIECA Communications, Inc.
                            2330 Central Expressway
                            Santa Clara, CA 95050-2516

Either Party may from time to time designate another address or other addressees by giving notice is accordance with the terms of this subsection 29.6. Any notice or other communication shall be deemed to be given when received.

      29.7 Assignment

      Neither Party may assign or transfer (whether by operation of Law or otherwise) this Agreement or any of its rights or obligations hereunder to a third partywithout the other Party's prior written consent, which consent shall not be unreasonably withheld or delayed; provided , however, each Party may assign this Agreement to a corporate Affiliate or an entity under its common control or an entity acquiring all or substantially all of its assets or equity by providing prior written notice to the other Party of such assignment or transfer, together with a properly executed acceptance of the assigning Party's obligations and duties hereunder. Any attempted assignment or transfer that is not permitted shall be void ab initio. All obligations and duties of any Party shall be binding on all successors in interest and assigns of such Party.


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      29.8 Billing and Payment; Disputed Amounts

            29.8.1 Except as may otherwise be provided in this Agreement, each Party shall submit on a monthly basis an itemized statement of charges incurred by the other Party during the preceding month(s) for services rendered hereunder. Payment of billed amounts under this Agreement, whether billed on a monthly basis or as otherwise provided herein, shall be due, in immediately available U.S. funds, within thirty (30) days of the date of such statement.

            29.8.2 Although it is the intent of both Parties to submit timely and accurate statements of charges, failure by either Party to present statements to the other Party in a timely manner shall not constitute a breach or default, or a waiver of the right to payment of the incurred charges, by the billing Party under this Agreement, and the billed Party shall not be entitled to dispute the billing Party's statement(s) based on such Party's failure to submit them in a timely fashion.

            29.8.3 If any portion of an amount due to a Party (the "Billing Party") under this Agreement is subject to a bona fide dispute between the Parties, the Party billed (the "Non-Paying Party") shall within sixty (60) days of its receipt of the invoice containing such disputed amount give notice to the Billing Party of the amounts it disputes ("Disputed Amounts") and include in such notice the specific details and reasons for disputing each item. The Non-Paying Party shall pay when due (i) all undisputed amounts to the Billing Party and (ii) the Disputed Amount up to the higher of $10,000 or 50% of the Disputed Amount into an interest bearing escrow account with a third party escrow agent mutually agreed upon by the Parties. The remaining balance of the Disputed Amount not placed into escrow shall thereafter be paid, if appropriate, upon final determination of such dispute.

            29.8.4 If the Parties are unable to resolve the issues related to the Disputed Amounts in the normal course of business within ninety (90) days after delivery to the Billing Party of notice of the Disputed Amounts, each of the Parties shall appoint a designated representative that has authority to settle the dispute and that is at a higher level of management than the persons with direct responsibility for administration of this Agreement. The designated representatives shall meet as often as they reasonably deem necessary in order to discuss the dispute and negotiate in good faith in an effort to resolve such dispute. The specific format for such discussions will be left to the discretion of the designated representatives, however all reasonable requests for relevant information made by one Party to the other Party shall be honored.

            29.8.5 If the Parties are unable to resolve issues related to the Disputed Amounts within forty-five (45) days after the Parties' appointment of designated representatives pursuant to subsection 29.8.4, or if either Party fails to appoint a designated representative within forty five (45) days, then either Party may file a complaint with the Commission to resolve such issues or proceed with any other remedy pursuant to law or equity. The Commission may direct release of any or all funds (including any accrued interest) in the escrow account, plus applicable late fees, to be paid to either Party.


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            29.8.6 The Parties agree that all negotiations pursuant to this subsection 29.8 shall remain confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

            29.8.7 Any undisputed amounts not paid when due shall accrue interest from the date such amounts were due at the lesser of (i) one and one-half percent (1-1/2%) per month or (ii) the highest rate of interest that may be charged under applicable law.

      29.9 Dispute Resolution

      Any dispute between the Parties regarding the interpretation or enforcement of this Agreement or any of its terms shall be addressed by good faith negotiation between the Parties, in the first instance. Should such negotiations fail to resolve the dispute in a reasonable time, either Party may initiate an appropriate action in any regulatory or judicial forum of competent jurisdiction.

      29.10 Notices

      Except as otherwise provided in this Agreement, notices given by one Party to the other Party under this Agreement shall be in writing and shall be (a) delivered personally, (b) delivered by express delivery service, (c) mailed, certified mail or first class U.S. mail postage prepaid, return receipt requested, or (d) delivered by telecopy to the following addresses of the
Parties:

            To Covad:

            DIECA Communications, Inc.
            2330 Central Expressway
            Santa Clara, CA 95050-2516
            Attn:  Vice President and General Counsel
            Facsimile: (408) 490-4507

            with a copy to:

            DIECA Communications, Inc.
            6849 Old Dominion Drive, Suite 220
            McLean, VA  22101
            Att: Assistant General Counsel
            Facsimile: (703) 734-5474

            To BA:

            Bell Atlantic
            Telecom Industry Services
            1095 Avenue of the Americas
            40th Floor

            New York, NY 10036
            Facsimile: (212) 597-2585

            with a copy to:

            General Attorney
            Bell Atlantic
            1320 N. Courthouse Road
            8th Floor
            Arlington, VA 22201
            Facsimile: (703) 974-0744

or to such other address as either Party shall designate by proper notice. Notices will be deemed given as of the earlier of (i) the date of actual receipt, (ii) the next business day when notice is sent via express mail or personal delivery, (iii) three (3) days after mailing in the case of first class or certified U.S. mail, or (iv) on the date set forth on the confirmation in the case of telecopy.

      29.11 Section 252(i) Obligations

            29.11.1 To the extent required under Applicable Law, BA shall make available without unreasonable delay to Covad any individual interconnection, service or network element contained in any agreement to which it is a party that is approved by the Commission pursuant to Section 252 of the Act, upon the same rates, terms, and conditions as those provided in the agreement.

            29.11.2 To the extent the exercise of the foregoing options requires a rearrangement of facilities by the providing Party, the opting Party shall be liable for the non-recurring charges associated therewith.

            29.11.3 The Party electing to exercise such option shall do so by delivering written notice to the first Party. Upon receipt of said notice by the first Party, the Parties shall amend this Agreement to provide the same rates, terms and conditions to the notifying Party for the remaining term of this Agreement; provided, however, that the Party exercising its option under this subsection 29.11 must continue to provide the same services or arrangements to the first Party as required by this Agreement, subject either to the rates, terms, and conditions applicable to the first Party in its agreement with the third party or to the rates, terms, and conditions of this Agreement, whichever is more favorable to the first Party in its sole determination.

      29.12 Joint Work Product

      This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

      29.13 No Third Party Beneficiaries; Disclaimer of Agency

      This Agreement is for the sole benefit of the Parties and their permitted assigns, and nothing herein express or implied shall create or be construed to create any third-party beneficiary rights hereunder. Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

      29.14 No License

            29.14.1 Except as may be expressly provided herein, nothing in this Agreement shall be construed as the grant of a license with respect to any patent, copyright, trademark, trade name, trade secret or any other proprietary or intellectual property now or hereafter owned, controlled or licensable by either Party. Neither Party may use any patent, copyrightable materials, trademark, trade name, trade secret or other intellectual property right of the other Party except in accordance with the terms of a separate license agreement between the Parties granting such rights.

            29.14.2 Neither Party shall have any obligation to defend, indemnify or hold harmless, or acquire any license or right for the benefit of, or owe any other obligation or have any liability to, the other Party or its customers based on or arising from any claim, demand, or proceeding by any third party alleging or asserting that the use of any circuit, apparatus, or system, or the use of any software, or the performance of any service or method, or the provision of any facilities by either Party under this Agreement, alone or in combination with that of the other Party, constitutes direct, vicarious or contributory infringement or inducement to infringe, misuse or misappropriation of any patent, copyright, trademark, trade secret, or any other proprietary or intellectual property right of any Party or third party. Each Party, however, shall offer to the other reasonable cooperation and assistance in the defense of any such claim.

            29.14.3 NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE PARTIES AGREE THAT NEITHER PARTY HAS MADE, AND THAT THERE DOES NOT EXIST, ANY WARRANTY, EXPRESS OR IMPLIED, THAT THE USE BY THE PARTIES OF THE OTHER'S FACILITIES, ARRANGEMENTS, OR SERVICES PROVIDED UNDER THIS AGREEMENT SHALL NOT GIVE RISE TO A CLAIM BY ANY THIRD PARTY OF INFRINGEMENT, MISUSE, OR MISAPPROPRIATION OF ANY INTELLECTUAL PROPERTY RIGHT OF SUCH THIRD PARTY.

      29.15 Technology Upgrades

      Nothing in this Agreement shall limit BA's ability to upgrade its network through the incorporation of new equipment, new software or otherwise. BA shall provide Covad written notice at least ninety (90) days prior to the incorporation of any such upgrades in BA's network that will materially affect Covad's service, and shall exercise reasonable efforts to provide at least one hundred eighty (180) days notice where practicable. In addition, BA shall comply with the FCC Network Disclosure rules, promulgated purusant to Title II of the Act and, in particular, Section 251(c)(5) of the Act, set forth in the FCC Regulations to the extent applicable. Covad shall be solely responsible for the cost and effort of accommodating such changes in its own network.

      29.16 Survival

      The Parties' obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement, including but not limited to Section 29.4, shall survive the termination or expiration of this Agreement.

      29.17 Entire Agreement

      The terms contained in this Agreement and any Schedules, Exhibits, Tariffs and other documents or instruments referred to herein, which are incorporated into this Agreement by this reference, constitute the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior understandings, proposals and other communications, oral or written. Neither Party shall be bound by any preprinted terms additional to or different from those in this Agreement that may appear subsequently in the other Party's form documents, purchase orders, quotations, acknowledgments, invoices or other communications.

      29.18 Counterparts

      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

      29.19 Modification, Amendment, Supplement, or Waiver

      No modification, amendment, supplement to, or waiver of the Agreement or any of its provisions shall be effective and binding upon the Parties unless it is made in writing and duly signed by the Parties. A failure or delay of either Party to enforce any of the provisions hereof, to exercise any option which is herein provided, or to require performance of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or options.

      29.20 Successors and Assigns

      This Agreement shall be binding on and inure to the benefit of the Parties and their respective legal successors and permitted assigns.

      29.21 Publicity and Use of Trademarks or Service Marks

      Neither Party nor its subcontractors or agents shall use the other Party's trademarks, service marks, logos or other proprietary trade dress in any advertising, press releases, publicity matters or other promotional materials without such Party's prior written consent.

      29.22 Integrity of BELL ATLANTIC Network

      The Parties acknowledge that BA, at its election, may deploy fiber throughout its network and that such fiber deployment may inhibit or facilitate Covad's ability to provide service using certain technologies. Notwithstanding any other provision of this Agreement, BA shall have the right to deploy, upgrade, migrate and maintain its network at its discretion pursuant to Section
29.15 of this Agreement.

      29.23 Merger Conditions

      Nothing in this Agreement shall constitute a waiver by Covad of any rights it may have under the FCC Order in the Application of Bell Atlantic Corporation, Transferee, For Consent to Transfer control of Bell Atlantic Corporation and its Subsidiaries, NSD-L-96-10, Memorandum Opinion and Order (August 14, 1997) ("the FCC Merger Order"). Any such rights under the FCC Merger Order shall supplement Covad's rights under this Agreement. Upon Covad's request, Bell Atlantic will provide Covad with the then current Installment Payment Option outlined in the FCC Merger Order.

            IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of this 7th day of October, 1998.


DIECA COMMUNICATIONS, INC.                  BELL ATLANTIC-
                                              WASHINGTON D.C. INC.


By:                                         By:
    ------------------------------              -------------------------------


Printed: Dhruv Khanna                       Printed: Jeffrey A. Masoner
         -------------------------                   --------------------------

Title: Vice President and General Counsel   Title: Vice President -
       ----------------------------------          Interconnection Services
                                                   Policy & Planning
                                                   ----------------------------

SCHEDULE 1.0

CERTAIN TERMS AS DEFINED IN THE ACT AS OF EFFECTIVE DATE

      "Affiliate" means a person that (directly or indirectly) owns or controls, is owned or controlled by, or is under common ownership or control with, another person. For purposes of this paragraph, the term "own" means to own an equity interest (or the equivalent thereof) of more than ten percent (10%).

      "Customer Proprietary Network Information" means (A) information that relates to the quantity, technical configuration, type, destination, and amount of use of a telecommunications service subscribed to by any customer of a telecommunications carrier, and that is made available to the carrier by the customer solely by virtue of the carrier-customer relationship; and (B) information contained in the bills pertaining to telephone exchange service or telephone toll service received by a customer of a carrier; except that such term does not include subscriber list information.

      "Dialing Parity" means that a person that is not an affiliate of a local exchange carrier is able to provide Telecommunications Services in such a manner that Customers have the ability to route automatically, without the use of any access code, their Telecommunications to the Telecommunications Services provider of the customer's designation from among two (2) or more
Telecommunications Services providers (including such LEC).

      "Exchange Access" means the offering of access to Telephone Exchange Services or facilities for the purpose of the origination or termination of Telephone Toll Services.

      "Incumbent Local Exchange Carrier" means, with respect to an area, the Local Exchange Carrier, that (A) on the date of enactment of the Telecommunications Act, provided Telephone Exchange Service in such area, and
(B)(i) on such date of enactment, was deemed to be a member of the exchange carrier association pursuant to Section 69.601(b) of the FCC's regulations (47 C.F.R. 69.601(b)), or (ii) is a person or entity that, on or after such date of enactment, became a successor or assign of a member described in clause (i).

      "InterLATA" means Telecommunications between a point located in a local access and transport area and a point located outside such area.

      "Local Access and Transport Area" or "LATA" means a contiguous geographic area: (a) established before the date of enactment of the Act by a Bell operating company such that no Exchange Area includes points within more than one (1) metropolitan statistical area, consolidated metropolitan statistical area, or State, except as expressly permitted under the AT&T Consent Decree; or
(b) established or modified by a Bell operating company after such date of enactment and approved by the FCC.

      "Local Exchange Carrier" means any person that is engaged in the provision of Telephone

Exchange Service or Exchange Access. Such term does not include a person insofar as such person is engaged in the provision of a commercial mobile service under
Section 332(c) of the Act, except to the extent that the FCC finds that such service should be included in the definition of such term.

      "Network Element" means a facility or equipment used in the provision of a Telecommunications Service. Such term also includes features, functions, and capabilities that are provided by means of such facility or equipment, including subscriber numbers, databases, signaling systems, and information sufficient for billing and collection or used in the transmission, routing, or other provision of a Telecommunications Service.

      "Number Portability" means the ability of end users of telecommunications services to retain, at the same location, existing telecommunications numbers without impairment of quality, reliability, or convenience when switching from one telecommunications carrier to another.

      "Telecommunications" means the transmission, between or among points specified by the user, of information of the user's choosing, without change in the form or content of the information as sent and received.

      "Telecommunications Carrier" means any provider of Telecommunications Services, except that such term does not include aggregators of Telecommunications Services (as defined in Section 226 of the Communications
Act).

      "Telecommunications Service" means the offering of Telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used.

      "Telephone Exchange Service" means (a) service within a telephone exchange or within a connected system of telephone exchanges within the same exchange area operated to furnish subscribers intercommunicating service of the character ordinarily furnished by a single exchange, and which is covered by the exchange service charge, or (b) comparable service provided through a system of switches, transmission equipment, or other facilities (or combination thereof) by which a subscriber can originate and terminate a telecommunications service.

      "Telephone Toll Service" means telephone service between stations in different exchange areas for which there is made a separate charge not included in contracts with subscribers for exchange service.

SCHEDULE 4.5

INTERCONNECTION POINTS FOR DIFFERENT TYPES OF TRAFFIC

      Each Party shall provide the other Party with Interconnection to its network at the following points for transmission, routing and termination. Each Party shall make available at its Interconnection Points facilities to route the traffic it receives to the appropriate final destination. Compensation for such facilities will be as set forth in Exhibit A or as provided elsewhere herein.

      1. For the termination of Local Traffic or Toll Traffic originated by one Party's Customer and terminated to the other Party's Customer, at the points set forth in subsections 4.2 and/or 4.3 of the main body of the Agreement.

      2. For the termination of Meet Point Billing Traffic from an IXC to:

            (a) Covad, at the Covad-IP in LATA in which the Traffic is to terminate.

            (b) BA, at the BA-IP in LATA in which the Traffic is to terminate.

      3. For the termination of Transit Traffic from an ITC, wireless carrier, or other CLEC to:

            (a) Covad, at the Covad-IP in which the Traffic is to terminate.

            (b) BA, at the BA-IP in LATA in which the Traffic is to terminate.

      4. For 911/E911 traffic originated on Covad's network, at the PSAP in areas where only Basic 911 service is available, or at the BA 911 Tandem Office serving the area in which the Covad Customer is located, in accordance with applicable state laws and regulations and PSAP requirements.

      5. For Directory Assistance (411 or NPA-555-1212) traffic, at the applicable BA Wire Center or the BA operator services Tandem Office subtended by such Wire Center.

      6. For Operator Services (call completion) traffic, at the applicable BA Wire Center or the BA operator services Tandem Office subtended by such Wire Center.

      7. For LSV/VCI traffic, at the terminating Party's Wire Center or operator services Tandem Office subtended by such Wire Center.

      8. For SS7 signaling originated by:

            (a) Covad, at mutually agreed-upon Signaling Point of Interconnection(s) ("SPOI") in the LATA in which the Local or Toll Traffic originates, over CCSAC links provisioned in accordance with Bellcore GR-905 and Bell Atlantic Supplement Common Channel

Signaling Network Interface Specification (BA_905).

            (b) BA, at mutually agreed-upon SPOIs in the LATA in which the Local or Toll Traffic originates, over a CCSAC links provisioned in accordance with Bellcore GR-905 and BA-905.

Alternatively, either Party may elect to interconnect for SS7 signaling through a commercial SS7 hub provider.

      9. For 800/888 database inquiry traffic, at any BA Signaling Transfer Point in the LATA in which the originating Covad Wire Center is located, over a CCSAC link. Alternatively, Covad may elect to interconnect through a commercial SS7 hub provider.

      10. For Line Information Database ("LIDB") inquiry traffic, at any BA Signaling Transfer Point in the LATA in which the LIDB is located, over a CCSAC link. Alternatively, Covad may elect to interconnect through a commercial SS7 hub provider.

      11. For any other type of traffic, at reasonable points to be agreed upon by the Parties, based on the network architecture of the terminating Party's network.

SCHEDULE 11.3

ACCESS TO NETWORK INTERFACE DEVICE

      1. Due to the wide variety of NIDs utilized by BA (based on Customer size and environmental considerations), Covad may access the Customer's Inside Wire by any of the following means:

            (a) Where an adequate length of Inside Wire is present and environmental conditions permit, Requesting Carrier may remove the Inside Wire from BA's NID and connect that wire to Covad's NID;

            (b) Enter the Customer access chamber or "side" of "dual chamber" NID enclosures for the purpose of extending a connecterized or spliced jumper wire from the Inside Wire through a suitable "punch-out" hole of such NID enclosures;

            (c) Request BA to make other rearrangements to the Inside Wire terminations or terminal enclosure on a time and materials cost basis to be charged to the requesting party (i.e., Covad, its agent, the building owner or the Customer).

      2. If Covad accesses the Customer's Inside Wire as described in Paragraph 1(c) above, the Tariffed time and materials charges will be billed to the requesting party (i.e., Covad, the building owner or the Customer).

      3. In no case shall Covad remove or disconnect BA's loop facilities from BA's NIDs, enclosures, or protectors.

      4. In no case shall Covad remove or disconnect ground wires from BA's NIDs, enclosures, or protectors.

      5. In no case shall Covad remove or disconnect NID modules, protectors, or terminals from BA's NID enclosures.

      6. Maintenance and control of premises wiring (Inside Wire) is the responsibility of the Customer. Any conflicts between service providers for access to the Customer's Inside Wire must be resolved by the Customer.

      7. Due to the wide variety of NID enclosures and outside plant environments, BA will work with Covad to develop specific procedures to establish the most effective means of implementing this Schedule 11.3.


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

SCHEDULE 11.4

UNBUNDLED SWITCHING ELEMENTS

Local Switching

      The unbundled local Switching Elements include line side and trunk side facilities (e.g. line and trunk side Ports such as analog and ISDN line side Ports and DS1 trunk side Ports) plus the features, functions, and capabilities of the switch. It consists of the line-side Port (including connection between a loop termination and a switch line card, telephone number assignment, basic intercept, one primary directory listing, presubscription, and access to 911, operator services, and directory assistance), line and line group features (including all vertical features and line blocking options that the switch and its associated deployed switch software is capable of providing and are currently offered to BA's local exchange customers), usage (including the connection of lines to lines, lines to trunks, trunks to lines, and trunks to trunks), and trunk features (including the connection between the trunk termination and a trunk card).

      BA shall offer, as an optional chargeable feature, daily usage tapes. Covad may request activation or deactivation of features on a per-port basis at any time, and shall compensate BA for the non-recurring charges associated with processing the order. Covad may submit a Bona Fide Request for other switch features and functions that the switch is capable of providing, but which BA does not currently provide, or for customized routing of traffic other than operator services and/or directory assistance traffic. BA shall develop and provide these requested services where technically feasible with the agreement of Covad to pay the recurring and non-recurring costs of developing, installing, updating, providing and maintaining these services.

Tandem Switching

      The unbundled tandem Switching Element includes trunk-connect facilities, the basic switching function of connecting trunks to trunks, and the functions that are centralized in Tandem Switches. Unbundled tandem switching creates a temporary transmission path between interoffice trunks that are interconnected at a BA Access Tandem for the purpose of routing a call or calls.

SCHEDULE 3.0

INITIAL NETWORK IMPLEMENTATION SCHEDULE
FOR DISTRICT OF COLUMBIA

      In accordance with the provisions of Section 3 of the Agreement, the Parties shall make their best efforts to meet the following initial Milestones no later than the listed Dates.

================================================================================
LATA in               Milestone                                Date
District of Columbia
--------------------------------------------------------------------------------
LATA ___              LATA Start Date                          TBD
                      ----------------------------------------------------------
                      SS7 Certification, Collocation,          TBD
                      Operator Services/DA Facilities, and
                      NXX(s) Applied For
                      ----------------------------------------------------------
                      Parties Agree on Trunking Arrangements   TBD
                      for Traffic Exchange
                      ----------------------------------------------------------
                      Valid Access Service Request(s)          TBD
                      ("ASRs") for Traffic Exchange Trunk
                      Groups and Routing Information Received
                      by BA
                      ----------------------------------------------------------
                      Valid Orders for 911 Facilities          TBD
                      Received by BA
                      ----------------------------------------------------------
                      All Trunks (Traffic Exchange, Operator   TBD
                      Services/DA, 911) Tested and Turned Up
                      ----------------------------------------------------------
                      SS7 Certification Achieved; (1)          TBD
                      Collocation Arrangements Complete for
                      Trunk Interconnection and Access to
                      Network Elements
                      ----------------------------------------------------------
                      Arrangements for Alternate-Billed Calls  TBD
                      Agreed Upon
                      ----------------------------------------------------------
                      Call-through Testing Completed;          TBD
                      "Interconnection Activation Date"
================================================================================

      Failure of a Party or the Parties to meet an earlier Milestone Date shall not relieve either Party of the responsibility to make its best efforts to meet subsequent Milestone Date(s) in the LATA, unless, and only to the extent that, the subsequent Milestone Date(s) depend on the timely completion of such earlier Milestone Date.

      For purposes of Section 3, (i) business Telephone Exchange Service shall be considered "fully operational" in a LATA in District of Columbia when Covad has an effective Tariff for business Telephone Exchange Service in District of Columbia and a significant number of Telephone Exchange Service Customer lines in service for business Telephone Exchange Service Customers in that LATA in District of Columbia that are not affiliates or employees of either BA or Covad, and (ii) residential Telephone Exchange

----------
(1) SS7 certification scheduling depends on actual schedule availability at time of request. Initial implementation will be multi-frequency until SS7 certification is achieved.

Service shall be considered "fully operational" in a LATA in District of Columbia when Covad has an effective Tariff for residential Telephone Exchange Service in District of Columbia and has a significant number of Telephone Exchange Service Customer lines in service for residential Telephone Exchange Service Customers in that LATA in District of Columbia that are not affiliates or employees of either BA or Covad.

SCHEDULE 4.0

DISTRICT of COLUMBIA

COVAD IPs                                             BA IPs
---------                                             ------

TBD                                                   TBD

SCHEDULE 12.3

                           SUPPORT SERVICES FOR RESALE

1.    BA OSS SERVICES

      1.1 Definitions

      As used in the Schedule 12.3, the following terms shall have the meanings stated below:

      1.1.1 "BA Operations Support Systems" means BA systems for pre-ordering, ordering, provisioning, maintenance and repair, and billing.

      1.1.2 "BA OSS Services" means access to BA Operations Support Systems functions. The term "BA OSS Services" includes, but is not limited to: (a) BA's provision of Covad Usage Information to Covad pursuant to Section 1.3 below; and, (b) "BA OSS Information", as defined in Section 1.1.4 below.

      1.1.3 "BA OSS Facilities" means any gateways, interfaces, databases, facilities, equipment, software, or systems, used by BA to provide BA OSS Services to Covad.

      1.1.4 "BA OSS Information" means any information accessed by, or disclosed or provided to, Covad through or as a part of BA OSS Services. The term "BA OSS Information" includes, but is not limited to: (a) any Customer Information related to a BA Customer or a Covad Customer accessed by, or disclosed or provided to, Covad through or as a part of BA OSS Services; and, (b) any Covad Usage Information (as defined in Section 1.1.6 below) accessed by, or disclosed or provided to, Covad.

      1.1.5 "BA Retail Telecommunications Service" means any Telecommunications Service that Bell Atlantic provides at retail to subscribers that are not Telecommunications Carriers. The term "BA Retail Telecommunications Service" does not include any exchange access service (as defined in Section 3(16) of the Act, 47 U.S.C. ss. 153(16)) provided by BA.

      1.1.6 "Covad Usage Information" means the usage information for a BA Retail Telecommunications Service purchased by Covad under this Agreement that BA would record if BA was furnishing such BA Retail
      Telecommunications Service to a BA end-user retail Customer.

      1.1.7 "Customer Information" means CPNI of a Customer and any other non-public, individually identifiable information about a Customer or the purchase by a Customer of the services or products of a Party.

      1.2 BA OSS Services

      1.2.1 Upon request by Covad, BA shall provide to Covad, pursuant to
      Section 251(c)(3) of the Act, 47 U.S.C. ss. 251(c)(3), BA OSS Services.

      1.2.2 Subject to the requirements of Applicable Law, BA Operations Support Systems, BA Operations Support Systems functions, BA OSS Facilities, BA OSS Information, and the BA OSS Services that will be offered by BA, shall be as determined by BA. Subject to the requirements of Applicable Law, BA shall have the right to change BA Operations Support Systems, BA Operations Support Systems functions, BA OSS Facilities, BA OSS Information, and the BA OSS Services, from time-to-time, without the consent of Covad.

      1.3 Covad Usage Information

      1.3.1 Upon request by Covad, BA shall provide to Covad, pursuant to
      Section 251(c)(3) of the Act, 47 U.S.C. ss. 251(c)(3), Covad Usage Information.

      1.3.2 Covad Usage Information will be available to Covad through the following:

            (a)   Daily Usage File on Data Tape.

            (b)   Daily Usage File through Network Data Mover ("NDM").

      1.3.3.1 Covad Usage Information will be provided in a Bellcore Exchange Message Records ("EMR") format.

      1.3.3.2 Daily Usage File Data Tapes provided pursuant to Section 1.3.2(a) above will be issued each day, Monday through Friday, except holidays observed by BA.

      1.3.4 Except as stated in this Section 1.3, subject to the requirements of Applicable Law, the manner in which, and the frequency with which, Covad Usage Information will be provided to Covad shall be determined by BA.

      1.5 Access to and Use of BA OSS Facilities

      1.5.1 BA OSS Facilities may be accessed and used by Covad only to the extent necessary for Covad's access to and use of BA OSS Services pursuant to the Agreement.

      1.5.2 BA OSS Facilities may be accessed and used by Covad only to provide Telecommunications Services to Covad Customers.

      1.5.3 Covad shall restrict access to and use of BA OSS Facilities to Covad. This Schedule 12.3 does not grant to Covad any right or license to grant sublicenses to other persons, or permission to other persons (except Covad's employees, agents and contractors, in accordance with Section 1.5.7 below), to access or use BA OSS Facilities.

      1.5.4 Covad shall not (a) alter, modify or damage the BA OSS Facilities (including, but not limited to, BA software), (b) copy, remove, derive, reverse engineer, or decompile, software from the BA OSS Facilities, or
      (c) obtain access through BA OSS Facilities to BA databases, facilities, equipment, software, or systems, which are not offered for Covad's use under this Schedule 12.3.

      1.5.5 Covad shall comply with all practices and procedures established by BA for access to and use of BA OSS Facilities (including, but not limited to, BA practices and procedures with regard to security and use of access and user identification codes).

      1.5.6 All practices and procedures for access to and use of BA OSS Facilities, and all access and user identification codes for BA OSS
      Facilities: (a) shall remain the property of BA; (b) shall be used by Covad only in connection with Covad's use of BA OSS Facilities permitted by this Schedule 12.3; (c) shall be treated by Covad as Confidential Information of BA pursuant to subsection 29.4 of the Agreement; and, (d) shall be destroyed or returned by Covad to BA upon the earlier of request by BA or the expiration or termination of the Agreement.

      1.5.7 Covad's employees, agents and contractors may access and use BA OSS Facilities only to the extent necessary for Covad's access to and use of the BA OSS Facilities permitted by this Agreement. Any access to or use of BA OSS Facilities by Covad's employees, agents, or contractors, shall be subject to the provisions of the Agreement, including, but not limited to, subsection 29.4 thereof and Sections 1.5.6 and 1.6.3.3 of this Schedule 12.3.

      1.6 BA OSS Information

      1.6.1 Subject to the provisions of this Schedule 12.3 and Applicable Law, BA grants to Covad a non-exclusive license to use BA OSS Information.

      1.6.2 All BA OSS Information shall at all times remain the property of BA. Except as expressly stated in this Schedule 12.3, Covad shall acquire no rights in or to any BA OSS Information.

      1.6.3.1 The provisions of this Section 1.6.3 shall apply to all BA OSS Information, except (a) Covad Usage Information, (b) CPNI of Covad, and
      (c) CPNI of a BA Customer or a Covad Customer, to the extent the Customer has authorized Covad to use the Customer Information.

      1.6.3.2 BA OSS Information may be accessed and used by Covad only to provide Telecommunications Services to Covad Customers.

      1.6.3.3 Covad shall treat BA OSS Information that is designated by BA, through written or electronic notice (including, but not limited to, through the BA OSS Services), as "Confidential" or "Proprietary" as Confidential Information of BA pursuant to subsection 29.4 of the Agreement.

      1.6.3.4 Except as expressly stated in this Schedule 12.3, this Agreement does not grant to Covad any right or license to grant sublicenses to other persons, or permission to other persons (except Covad's employees, agents or contractors, in accordance with Section 1.6.3.5 below, to access, use or disclose BA OSS Information.

      1.6.3.5 Covad's employees, agents and contractors may access, use and disclose BA OSS Information only to the extent necessary for Covad's access to, and use and disclosure of, BA OSS Information permitted by this
      Schedule 12.3. Any access to, or use or disclosure of, BA OSS Information by Covad's employees, agents or contractors, shall be subject to the provisions of this Agreement, including, but not limited to, subsection
      29.4 of the Agreement and Section 1.6.3.3 above.

      1.6.3.6 Covad's license to use BA OSS Information shall expire upon the earliest of: (a) the time when the BA OSS Information is no longer needed by Covad to provide Telecommunications Services to Covad Customers; (b) termination of the license in accordance with this Schedule 12.3; or (c) expiration or termination of the Agreement.

      1.6.3.7 All BA OSS Information received by Covad shall be destroyed or returned by Covad to BA, upon expiration, suspension or termination of the license to use such BA OSS Information.

      1.6.4 Unless sooner terminated or suspended in accordance with the Agreement or this Schedule 12.3 (including, but not limited to, subsection
      22.3 of the Agreement and Section 1.7.1 above), Covad's access to BA OSS Information through BA OSS Services shall terminate upon the expiration or termination of the Agreement.

      1.6.5.1 Without in any way limiting subsection 18.3 of the Agreement, BA shall have the right (but not the obligation) to audit Covad to ascertain whether Covad is complying with the requirements of Applicable Law and this Agreement with regard to Covad's access to, and use and disclosure of, BA OSS Information.

      1.6.5.2 Without in any way limiting any other rights BA may have under the Agreement or Applicable Law, BA shall have the right (but not the obligation) to monitor Covad's access to and use of BA OSS Information which is made available by BA to Covad pursuant to this Agreement, to ascertain whether Covad is complying with the requirements of Applicable Law and this Agreement, with regard to Covad's access to, and use and disclosure of, such BA OSS Information. The foregoing right shall include, but not be limited to, the right (but not the obligation) to electronically monitor Covad's access to and use of BA OSS Information which is made available by BA to Covad through BA OSS Facilities.

      1.6.5.3 Information obtained by BA pursuant to this Section 1.6.5 shall be treated by BA as Confidential Information of Covad pursuant to subsection
      29.4 of the Agreement; provided that, BA shall have the right (but not the obligation) to use and disclose information obtained by BA pursuant to this Section 1.6.5 to enforce BA's rights under the Agreement or Applicable Law.

      1.6.6 Covad acknowledges that the BA OSS Information, by its nature, is updated and corrected on a continuous basis by BA, and therefore that BA OSS Information is subject to change from time to time.

      1.7 Liabilities and Remedies

      1.7.1 Any breach by Covad, or Covad's employees, agents or contractors, of the provisions of Sections 1.5 or 1.6 above shall be deemed a material breach of the Agreement. In addition, if Covad or an employee, agent or contractor of Covad at any time breaches a provision of Sections 1.5 or
      1.6 above and such breach continues for more than ten (10) days after written notice thereof from BA, then, except as otherwise required by Applicable Law, BA shall have the right, upon notice to Covad, to suspend the license to use BA OSS Information granted by Section 1.6.1 above and/or the provision of BA OSS Services, in whole or in part.

      1.7.2 Covad agrees that BA would be irreparably injured by a breach of Sections 1.5 or 1.6 above by Covad or the employees, agents or contractors of Covad, and that BA shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any such breach. Such remedies shall not be deemed to be the exclusive remedies for any such breach, but shall be in addition to any other remedies available under this Agreement or at law or in equity.

      1.8 Relation to Applicable Law

      The provisions of Sections 1.5, 1.6 and 1.7 above shall be in addition to and not in derogation of any provisions of Applicable Law, including, but not limited to, 47 U.S.C. ss. 222, and are not intended to constitute a waiver by BA of any right with regard to protection of the confidentiality of the information of BA or BA Customers provided by Applicable Law.

      1.9 Cooperation

      Covad, at Covad's expense, shall reasonably cooperate with BA in using BA OSS Services. Such cooperation shall include, but not be limited to, the following:

      1.9.1 Upon request by BA, Covad shall by no later than the fifteenth
      (15th) day of each calendar month submit to BA reasonable, good faith estimates (by central office or other BA office or geographic area designated by BA) of the volume of each BA Retail

      Telecommunications Service for which Covad anticipates submitting orders in each week of the next calendar month.

      1.9.2 Upon request by BA, Covad shall submit to BA reasonable, good faith estimates of other types of transactions or use of BA OSS Services that Covad anticipates.

      1.9.3 Covad shall reasonably cooperate with BA in submitting orders for BA Retail Telecommunications Services and otherwise using the BA OSS Services, in order to avoid exceeding the capacity or capabilities of such BA OSS Services.

      1.9.4 Covad shall participate in cooperative testing of BA OSS Services and shall provide assistance to BA in identifying and correcting mistakes, omissions, interruptions, delays, errors, defects, faults, failures, or other deficiencies, in BA OSS Services.

      1.10 BA Access to Information Related to Covad Customers

      1.10.1 BA shall have the right to access, use and disclose information related to Covad Customers that is in BA's possession (including, but not limited to, in BA OSS Facilities) to the extent such access, use and/or disclosure has been authorized by the Covad Customer in the manner required by Applicable Law.

      1.10.2 Upon request by BA, Covad shall negotiate in good faith and enter into a contract with BA, pursuant to which BA may obtain access to Covad's operations support systems (including, systems for pre-ordering, ordering, provisioning, maintenance and repair, and billing) and information contained in such systems, to permit BA to obtain information related to Covad Customers (as authorized by the applicable Covad Customer), to permit Customers to transfer service from one Telecommunications Carrier to another, and for such other purposes as may be permitted by Applicable Law.

2.    BELL ATLANTIC PRE-OSS SERVICES

      2.1 As used in this Schedule 12.3, "BA Pre-OSS Service" means a service which allows the performance of an activity which is comparable to an activity to be performed through a BA OSS Service and which BA offers to provide to Covad prior to, or in lieu of, BA's provision of the BA OSS Service to Covad. The term "BA Pre-OSS Service" includes, but is not limited to, the activity of placing orders for BA Retail Telecommunications Services through a telephone facsimile communication.

      2.2 Subject to the requirements of Applicable Law, the BA Pre-OSS Services that will be offered by BA shall be as determined by BA and BA shall have the right to change BA Pre-OSS Services, from time-to-time, without the consent of Covad.

      2.3 Subject to the requirements of Applicable Law, the prices for BA Pre-OSS Services shall be as determined by BA and shall be subject to change by BA from time-to-time.

      2.4 The provisions of Sections 1.5 through 1.9 above shall also apply to BA Pre-OSS Services. For the purposes of this Section 2.4: (a) references in Sections 1.5 through 1.9 above to BA OSS Services shall be deemed to include BA Pre-OSS Services; and, (b) references in Sections 1.5 through
      1.9 above to BA OSS Information shall be deemed to include information made available to Covad through BA Pre-OSS Services.

3.    RATES AND CHARGES

      The prices for the foregoing services shall be as set forth in BA's Tariffs or, in the absence of an applicable BA Tariff price, in Exhibit A or, if not set forth in either, as may be determined by BA from time to time. If BA at any time offers another resale support service the prices for which are not stated in BA's Tariffs or Exhibit A, BA shall have the right to revise Exhibit A to add such prices.

SCHEDULE 13.4

                      COLLOCATION: SHARED CAGE ARRANGEMENT

1.    Service Description

      (A) Shared Cages provide an additional option to Covad for Interconnection and access to unbundled Network Elements. Shared Cages refers to an arrangement in which a Collocation node is shared by two CLECs purusant to terms and conditions agreed to by those CLECs.

      (B) For established collocation nodes, the initial CLEC is the "Collocator of Record" ("COR"), or "host" collocator; the other collocator participating in the sharing arrangement is referred to in this Agreement as the "guest". When two collocators request establishment of a new Collocation node, to be used as a Shared Cage, one of the participating CLECs must agree to be the COR and the other to be the guest. The host collocator is BA's customer, and has all of the rights and obligations applicable under this Agreement and the applicable Tariff to CLECs purchasing Collocation-related services, including, without limitation, the obligation to pay all applicable charges, whether or not the COR is reimbursed for all or any portion of such charges by the guest. Neither this Agreement, nor any actions taken by BA or the COR in compliance with this Agreement or the applicable Tariff, shall create a contractual, agency, or any other type of relationship between BA and the guest collocator in a sharing arrangement; and BA does not assume any liability or obligation to the guest for any actions of the COR. The two involved collocators are solely responsible for determining whether to share a cage, and if so upon what terms and conditions.

2.    Shared Cage Arrangement

      (A) The host CLEC must notify BA in writing of its intention to share its cage space and provide BA with a certificate of insurance from the guest before the guest occupies the cage.

      (B) All orders for Telecommunications Services or unbundled Network Elements must be placed by or on behalf of the COR. The host and guest may agree that such orders may be placed by the guest on behalf of the host, but in such case BA must be provided with an acceptable Letter of Authorization explicitly authorizing the guest to place such orders. Where an order is placed by the guest in conformity with this section BA will send bills for the ordered services to the guest, and will accept payments from the guest on the COR's account. Notwithstanding such ordering and billing arrangements, the obligation to pay BA for such services remains exclusively with the COR, regardless of whether the guest complies with its obligations under its contract with the COR to make payments to the COR or to BA. BA may pursue any available rights and remedies against the COR in the event of non-payment, without first seeking payment from the guest, regardless of whether the services for which payment is due are being used by the COR or by the guest.

      (C) All terms and conditions for Physical Collocation as described in applicable Tariffs and in Section 13.0 of this Agreement will apply. In addition, the following terms and conditions will apply to shared cages:

            (1)   The guest must be a CLEC.

            (2) The host and guest must each be collocating for the purpose of interconnecting to BA or accessing BA's unbundled Network Elements.

            (3) In its use of a Shared Cage, the guest must comply with the same BA rules and regulations and municipal/zoning regulations as are applicable to the COR.

            (4) The COR assumes the responsibility for the guest's violation of all Tariff regulations and other requirements related to a Shared Cage arrangement, and will be liable for any damage or injury to BA caused by the conduct of the guest, to the same extent as the COR would be liable if it had engaged in such conduct itself. The COR will also indemnify BA against any third-party claims resulting from the guest's conduct, to the same extent as it would be responsible for such indemnification if it had engaged in such conduct itself.

            (5)   The host and guest will participate in Method of Procedure
                  (MOP) meetings detailing the installation work to be performed by the guest. This shall be completed for all Physical Collocation equipment installation. The host shall prominently display the signed MOP at the multiplexing node while any installation functions are performed.

            (6) The host must provide BA's designated representative(s) with a list of the names of all technicians who will need access to the Shared Cage for support, maintenance and repair purposes. The host is responsible for supplying such representative(s) with the required completed non-employee ID badge application forms and all appropriate indentification material for its employees/agents as well as those of the guest.

            (7) BA will issue only one identifying cage and POT Bay CLLI code and provide it to the host. The host will assume connecting facility assignment (CFA) responsibilities.

            (8) All occupancy and specific cage construction communications (e.g., cage augments, cage access or deployment requirements) will be between the host and BA as specified in this Agreement.

            (9) The host will remain responsible for all costs associated with the cage (e.g., cage construction, POT Bay installation). BA will not split bill any of the rate elements associated with the Collocation cage between the host and its tenant (e.g., recurring square foot charges, power, cable racking).

                                  SCHEDULE 27.2
             PERFORMANCE MONITORING REPORTS, STANDARDS AND REMEDIES

1. Performance Monitoring Reports

1.1. Subject to the provisions of this Schedule 27.2, BA shall provide to Covad performance monitoring reports ("Performance Monitoring Reports") for services and facilities provided by BA. Subject to the provisions of Appendix 1, the Performance Monitoring Reports will include the measurements set forth in subsections (a) through (d) of this Section 1.1, to the extent the measurements set forth in a subsection are applicable to the services set forth in such subsection: (a) for services provided to BA's retail customers, in the aggregate, the measurements stated in Appendix 1, Section 6, "Retail"; (b) for services and facilities provided to any BA local exchange affiliate purchasing Interconnection,(1) if BA decides to operate a wholesale carrier, the measurements stated in Appendix 1, Section 2, "Unbundled Network Elements",
Section 3, "Resale", and Section 4, "Network Interconnection Trunks"; (c) for services and facilities provided to carriers purchasing Interconnection, in the aggregate, the measurements stated in Appendix 1, Section 1, "OSS", Section 2, "Unbundled Network Elements", Section 3, "Resale", Section 4, "Network Interconnection Trunks", and Section 5, "CLEC Billing"; and, (d) for services and facilities provided to Covad, the measurements stated in Appendix 1, Section 2, "Unbundled Network Elements", Section 3, "Resale", and Section 4, "Network Interconnection Trunks".(2)

----------
(1) As used in this Schedule 27.2, Section 1.1, "Interconnection" includes interconnection, transport and termination, services for resale, and/or access to unbundled network elements, under Section 251 of the Act, as amended.

(2) The measurements listed in subsections (b) and (d) do not include Section 2, "Unbundled Network Elements", Measurement 7, "% Flow Through Orders", and
Section 3, "Resale", Measurement 7, "% Flow Through Orders".

1.2 The Performance Monitoring Reports shall be provided on a calendar quarter basis (January through March, April through June, July through September, October through December) with monthly information detail. The Performance Monitoring Reports shall be provided within forty-five (45) days after the completion of each calendar quarter. The first Performance Monitoring Reports shall cover the calendar quarter of [?], 1998.

2. Performance Metrics, Standards and Remedies

2.1 Appendix 2 sets out performance standards for 21 service quality measurement items ("Performance Metrics") listed in the Performance Monitoring Reports. BA shall measure on a calendar quarter basis BA's performance for each Performance Metric for service provided to Covad.

2.2 If for any calendar quarter BA fails to meet the standard for a Performance Metric for service provided to Covad, BA will conduct an investigation with regard to the failure. The investigation will review the validity of the measurement for the Performance Metric, and, if the measurement is concluded to be valid, identify the cause of the failure. After identifying the cause of the failure, BA will take commercially reasonable action to correct the failure resulting from such cause. Covad shall provide all information and support reasonably requested by BA in order to enable BA to conduct the investigation and to correct any failure.

2.3.1 BA shall not be obligated to take investigative or corrective action pursuant to Section 2.2, above, to the extent the failure to meet the standard for a Performance Metric is caused by a Delaying Event. As used in this Schedule 27.2, "Delaying Event" means: (a) a failure by Covad to perform any of its obligations set forth in this Agreement; (b) any delay, act or failure to act by Covad or a customer, end-user, agent, affiliate, representative, vendor, or contractor of Covad; (c) any Force Majeure Event as defined in Section 28.3; (d) any event, delay, act or failure to act, beyond the reasonable control of BA; or, (e) such other event, delay, act or failure to act upon which the Parties may agree. In calculating a Performance Metric, BA may adjust the performance data to exclude any negative effect upon BA's meeting the standard for the Performance Metric caused by a Delaying Event. If, pursuant to this Section 2.3.1, BA adjusts performance data to exclude a negative effect upon BA's meeting the standard for a Performance Metric caused by a Delaying Event, BA shall provide to Covad a reasonably detailed description of the adjustment. If Covad disputes the appropriateness of the adjustment, either Party may seek resolution of the dispute in accordance with Section 28.11 of the Agreement.

2.3.2 BA shall not be obligated to take investigative or corrective action pursuant to Section 2.2 for any Performance Metric that shows a failure to meet a performance standard if BA can reasonably show that (a) the measurement for the Performance Metric does not have a statistically valid basis, or (b) the data measured for service provided to Covad cannot be validly compared to the measurement to which Appendix 2 specifies such data is to be compared (e.g., the measurement for service provided to BA retail customers). If, pursuant to the preceding sentence of this Section 2.3.2, BA excludes from action under Section
2.2 any Performance Metric, BA shall provide to Covad a reasonably detailed explanation of the basis for the exclusion. If Covad disputes the appropriateness of the exclusion, either Party may seek resolution of the dispute in accordance with Section 28.11 of the Agreement.

2.3.3 BA may exclude from consideration in calculating Performance Metrics any activities where Covad has requested a date due or other performance interval different from (greater or less than) that which BA provides for its own retail customers or its other telecommunications carrier customers.

2.3.4 BA shall not be obligated to take investigative or corrective action pursuant to Section 2.2 for any Performance Metric where the data for two or more months in a calendar quarter have been excluded from consideration pursuant to the provisions of this Agreement.

2.4 For each Performance Metric related to UNE or Resale Services that requires calculation of a percentage, a minimum of 200 items per calendar quarter for the denominator shall be a prerequisite (e.g., a/200 x 100 = b%). Lack of the minimum 200 items will result in BA being deemed to have met the standard for that Performance Metric. For each Performance Metric related to Interconnection Trunks that requires calculation of a percentage, a minimum of 50 items per calendar quarter for the denominator shall be a prerequisite (e.g., a/50 x 100 = b%). Lack of the minimum 50 items will result in BA being deemed to have met the standard for that Performance Metric.

2.5 As used in Appendix 2 for those Performance Metrics where "Parity" is the standard, "Parity" will be determined in accordance with Appendix 4, "Statistical Methodology for Determining 'Parity' Range".

3. Performance Measurements, Standards and Remedies

3.1 Appendix 3 sets forth nine (9) performance categories ("Performance Categories"). Each Performance Category is composed of one or more performance measurements, which are listed in the left-hand column of each Performance Category matrix ("Performance Measurements"). Each Performance Category point-score, when calculated, will be the sum of the point-scores of the Performance Measurements composing that Performance Category, and may be "0", a positive number (+1 or higher), or a negative number (-1 or less).

3.2 BA shall measure on a calendar quarter basis BA's performance for each Performance Measurement for service provided to Covad. No later than sixty (60) days after the completion of each calendar quarter, BA shall forward to Covad a statement showing BA's performance for each Performance Measurement for service provided to Covad and a calculation of each Performance

Category point-score ("Performance Statement").

3.3 If for any calendar quarter BA fails to obtain a point-score of "0" or higher for a Performance Measurement for service provided to Covad, BA will conduct an investigation with regard to the failure. The investigation will review the validity of the measurement for the Performance Measurement, and, if the measurement is concluded to be valid, identify the cause of the failure. After identifying the cause of the failure, BA will take commercially reasonable action to correct the failure resulting from such cause. Covad shall provide all information and support reasonably requested by BA in order to enable BA to conduct this investigation and to correct any failure to obtain a point-score of "0" or higher for the Performance Measurement.

3.4.1 Subject to the provisions of this Schedule 27.2 and other applicable provisions of this Agreement, if the point-score for a Performance Category for service provided to Covad is a negative number (-1 or less) for two (2) consecutive calendar quarters, BA shall give a billing credit to Covad in the amount provided for in Appendix 3 ("Performance Credit"). A Performance Credit shall be given for the second consecutive calendar quarter and for each subsequent consecutive calendar quarter for which the point-score for the Performance Category is a negative number (-1 or less). Each Performance Statement shall include a statement showing any Performance Credit due to Covad. Each Performance Credit which is due shall be applied to an appropriate Covad bill no later than thirty (30) days after the Performance Statement stating that the Performance Credit is due is delivered to Covad.

3.4.2 If the point-score for a Performance Category for service provided to Covad is a positive number (+1 or more), BA may use the positive point-score for that Performance Category to off-set a negative point-score for that Performance Category for the next calendar quarter.

3.4.3.1 BA shall not be obligated to take investigative or corrective action pursuant to Section 3.3, or to pay a Performance Credit, to the extent the negative point-score for a Performance Measurement or Performance Category is caused by a Delaying Event, as defined in Section 2.3.1, above. In calculating a Performance Measurement, BA may adjust the performance data to exclude any negative effect on BA's meeting the performance standard for the Performance Measurement caused by a Delaying Event. If, pursuant to this Section 3.4.3.1, BA adjusts performance data to exclude a negative effect on BA's meeting the performance standard for a Performance Measurement caused by a Delaying Event, BA shall provide to Covad a reasonably detailed description of the adjustment. If Covad disputes the appropriateness of the adjustment, either Party may seek resolution of the dispute in accordance with Section 28.11 of the Agreement.

3.4.3.2 BA may exclude from consideration in calculating Performance Category Point Scores and Performance Credits, and shall not be obligated to take investigative or corrective action pursuant to Section 3.3 with regard to, any Performance Measurement that shows a failure to meet a performance standard if BA can reasonably show that (a) the measurement for the Performance Measurement does not have a statistically valid basis, or (b) the data measured for service provided to Covad cannot be validly compared to the measurement to which Appendix 3 specifies such data is to be compared (e.g., the measurement for service provided to BA retail customers). If, pursuant to the preceding sentence of this Section 3.4.3.2, BA excludes from consideration in calculating Performance Category Point Scores and Performance Credits and from action under
Section 3.3 any Performance Measurement, BA shall provide to Covad a reasonably detailed explanation of the basis for the exclusion. If Covad disputes the appropriateness of the exclusion, either Party may seek resolution of the dispute in accordance with Section 28.11 of the Agreement.

3.4.3.3 BA may exclude from consideration in calculating Performance Measurements any activities where Covad has requested a date due or other performance interval different from (greater or less than) that which BA provides for its own retail customers or its other telecommunications carrier customers.

3.4.3.4 BA may also exclude from consideration in calculating Performance Category point-scores and Performance Credits, and shall not be obligated to take investigative or corrective action pursuant to Section 3.3 with regard to, any Performance Measurement where the data for two or more months in a calendar quarter have been excluded from consideration pursuant to the provisions of this Agreement.

3.4.4 For each Performance Measurement related to OSS, UNE, Resale Services or Billing, that requires calculation of a percentage, a minimum of 200 items per calendar quarter for the denominator shall be a prerequisite (e.g., a/200 x 100 = b%). Lack of the minimum 200 items will result in BA receiving a "0 Points" score for that Performance Measurement. For each Performance Measurement related to Interconnection Trunks that requires calculation of a percentage, a minimum of 50 items per calendar quarter for the denominator shall be a prerequisite (e.g., a/50 x 100 = b%). Lack of the minimum 50 items will result in BA receiving a "0 Points" score for that Performance Measurement.

3.4.5 As used in Appendix 3 for those Performance Measurements where "Parity" is the standard, "Parity" will be determined in accordance with Appendix 4, "Statistical Methodology for Determining 'Parity' Range".

4. Notwithstanding anything in this Agreement to the contrary, the Performance Metrics, Performance Metrics standards, Performance Measurements, Performance Measurements standards, Performance Categories, and Performance Credits, provided for in this Schedule 27.2 shall also apply to Covad with regard to OSS, UNE, Resale Services, Interconnection Trunks, and other services and arrangements, purchased by BA from Covad. Covad shall for OSS, UNE, Resale Services, Interconnection Trunks, and other services and arrangements, purchased by BA from Covad, provide to BA Performance Monitoring Reports and Performance Statements similar to those to be provided by BA to Covad. If Covad fails to meet a standard for a Performance Metric or a Performance Measurement or incurs a negative point-score on a Performance Category, Covad shall (a) undertake correction of the failure, to the same extent as BA would be required to undertake correction of the failure under this
Schedule 27.2, and (b) give Performance Credits to BA, to the same extent as BA would be required to give Performance Credits to Covad under this Schedule 27.2.

5. Appendix 1 sets out definitions for terms that are used in this Schedule
27.2. Except as clearly stated otherwise in a particular instance, these definitions apply throughout this Schedule 27.2.

6. Covad agrees that the information contained in the Performance Reports and the information contained in the Performance Statements is confidential and proprietary to BA, and shall be used by Covad solely for internal performance assessment purposes, for purposes of joint Covad and BA assessments of service performance, and for reporting to the Commission, the FCC, or courts of competent jurisdiction, under cover of an agreed-upon protective order, for the sole purpose of enforcing BA's obligations under this Agreement. Covad shall not otherwise disclose the information contained in the Performance Reports or Performance Statements to third-persons.

7. BA shall provide Covad with access to the available data and information necessary for Covad to verify the accuracy of the Performance Monitoring Reports provided by BA to Covad. Covad agrees that such data and information is confidential and proprietary to BA and shall be used by Covad solely for the purpose of verifying the accuracy of the Performance Monitoring Reports. Covad shall not disclose such data and information to third-persons. BA shall be obligated to retain data and information for access by Covad under this Section 7 only for the period of time required by Applicable

Laws.

8. In providing Performance Reports to Covad, providing Performance Statements to Covad, providing Covad with access to data and information pursuant to
Section 7, above, and otherwise performing its obligations under this Schedule 27.2, BA shall not be obligated, and may decline, to disclose to Covad any individually identifiable information pertaining to a person other than Covad, including, but not limited to, any other carrier customer of BA or any retail customer of BA.

9. The Parties acknowledge that this Schedule 27.2 is intended to implement obligations of BA under the FCC's Memorandum Opinion and Order in "In the Applications of NYNEX Corporation, Transferor, and Bell Atlantic Corporation, Transferee, For Consent to Transfer Control of NYNEX Corporation and Its Subsidiaries", File No. NSD-L-96-10, Released August 14, 1997. This Schedule
27.2 shall be interpreted and construed in a manner consistent with the FCC's Memorandum Opinion and Order.

                                  SCHEDULE 27.2

                                   APPENDIX 1

                         PERFORMANCE MONITORING REPORTS

1. OSS

--------------------------------------------------------------------------------
Key Service Quality Measurements                                   Notes
--------------------------------------------------------------------------------
OSS:
--------------------------------------------------------------------------------
Pre-Order Process:
--------------------------------------------------------------------------------
1.  Pre-Order Response Time:                                Not Carrier Specific
--------------------------------------------------------------------------------
       o  a. Customer Service Records
--------------------------------------------------------------------------------
       o  b. Other Pre-Order (Aggregate of the following):
             o  Due Date Availability
             o  Product & Service Availability Information
             o  Address Validation
             o  Telephone number availability and
                reservation
--------------------------------------------------------------------------------
2.  Availability of BA interface to OSS access:             Not Carrier Specific
--------------------------------------------------------------------------------
       o  % Interface Uptime(3)
--------------------------------------------------------------------------------

----------
(3) This Schedule contemplates that measurements will be conducted in connection with the use and/or operations of various BA systems (including, but not limited to, ECG, EDI, WebGUI, and BA systems for pre-ordering, ordering, provisioning, maintenance and repair, and billing). The Parties, through good faith negotiation, shall amend this Schedule from time-to-time as necessary to conform the Schedule to changes in, discontinuance of, or replacement of, BA systems. Nothing in this Schedule shall be deemed to prevent BA from changing, discontinuing or replacing any BA system or any version, issue or edition of a BA system.

2.  UNBUNDLED NETWORK ELEMENTS ("UNE"):

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
Ordering Process:
--------------------------------------------------------------------------------
3.  Order Confirmation Timeliness:                                    .
--------------------------------------------------------------------------------
       POTS:
--------------------------------------------------------------------------------
       o  a.  Average Response Time: Order Confirmation
              o  Mechanized (Flow-Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
       o  b.  % On Time - Order Confirmation
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
       Specials:
       o  Average Response Time: Order Confirmation
              o  Mechanized (Flow-Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
4.  Reject Timeliness
--------------------------------------------------------------------------------
       POTS:
       o  a.  Average Response Time - Rejects
              o  Mechanized (Flow-Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
       o  b.  % On Time -Rejects
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
       Specials:
       o  Average Response Time - Rejects
              o  Mechanized (Flow-Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
5.  % Rejects:
--------------------------------------------------------------------------------
       o  % Rejects
--------------------------------------------------------------------------------
6.  Timeliness of Completion Notification:
--------------------------------------------------------------------------------
       o  Average Response Time - Notice of Completion
--------------------------------------------------------------------------------

2. UNBUNDLED NETWORK ELEMENTS:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                   Notes
--------------------------------------------------------------------------------
7.  % Flow Through Orders                                         Tracked
                                                            Not Carrier Specific
--------------------------------------------------------------------------------
Provisioning Process
--------------------------------------------------------------------------------
8.  Average Interval - Offered
--------------------------------------------------------------------------------
      POTS:
              o  Avg. Interval Offered - Dispatch
              o  Avg. Interval Offered - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Avg. Interval  Offered
--------------------------------------------------------------------------------
9.  Average Interval - Completed
--------------------------------------------------------------------------------
      POTS:
              o  Avg. Interval Completed - Dispatch
              o  Avg. Interval Completed - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Avg. Interval  Completed
--------------------------------------------------------------------------------
10.  % Completed within 5 business days - Total
--------------------------------------------------------------------------------
      POTS:
              o  % Completed within 5 Days (1 to 5 Lines)
--------------------------------------------------------------------------------
11.  % Missed Installation Appointment -BA Reasons
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Installation Appt. - Dispatch
              o  % Missed Installation Appt. - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  % Missed Installation Appt.
--------------------------------------------------------------------------------
12.  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Installation Appointment -
                 Facilities
--------------------------------------------------------------------------------
      Specials:
              o  % Missed Installation Appointment -
                 Facilities
--------------------------------------------------------------------------------
13.  % Installation Troubles within 30 Days
--------------------------------------------------------------------------------
      POTS:
              o  % Installation Troubles within 30 days
--------------------------------------------------------------------------------
      Specials:
              o  % Installation Troubles within 30 days
--------------------------------------------------------------------------------

2. UNBUNDLED NETWORK ELEMENTS:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
Maintenance and Repair Process
--------------------------------------------------------------------------------
14.  Network Trouble Report Rate
--------------------------------------------------------------------------------
      POTS:
              o  Trouble Report Rate - Dispatch
              o  Trouble Report Rate - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Network Trouble Report Rate (Dispatch +
                 No Dispatch)
--------------------------------------------------------------------------------
15.  % Missed Repair Appointments
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Repair Appt - Dispatch
              o  % Missed Repair Appt - No Dispatch
--------------------------------------------------------------------------------
16.  Mean Time to Repair
--------------------------------------------------------------------------------
      POTS:
              o  Mean Time to Repair - Dispatch (Run
                 Clock)
              o  Mean Time to Repair - No Dispatch (Run
                 Clock)
--------------------------------------------------------------------------------
      Specials:
              o  Mean Time to Repair (Stop Clock)
--------------------------------------------------------------------------------
17.  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
      POTS:
              o  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
      Specials:
              o  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
18.  % Repeat Reports within 30 days
--------------------------------------------------------------------------------
      POTS:
              o  % Repeat Reports within 30 Days
--------------------------------------------------------------------------------
      Specials:
              o  % Repeat Reports within 30 Days
--------------------------------------------------------------------------------

3. RESALE:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
Ordering Process:
--------------------------------------------------------------------------------
3.  Order Confirmation Timeliness:                                    .
--------------------------------------------------------------------------------
      POTS:
--------------------------------------------------------------------------------
       o  a.  Average Response Time: Order Confirmation
              o  Mechanized (Flow-Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
       o  b.  % On Time - Order Confirmation
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
      Specials:
       o  Average Response Time: Order Confirmation
              o  Mechanized (Flow-Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
4.  Reject Timeliness
      POTS:
       o  a.  Average Response Time - Rejects
              o  Mechanized (Flow-Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
       o  b.  % On Time -Rejects
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
      Specials
       o  Average Response Time - Rejects
              o  Mechanized (Flow Through) Orders
              o  Manual Orders:
                      o  [less than] 10 Lines
                      o  [greater than or equal to] 10 Lines
--------------------------------------------------------------------------------
5.  % Rejects:
--------------------------------------------------------------------------------
          % Rejects
--------------------------------------------------------------------------------
6.  Timeliness of Completion Notification:
--------------------------------------------------------------------------------
          Average Response Time -  Notice of Completion
--------------------------------------------------------------------------------

3. RESALE:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                   Notes
--------------------------------------------------------------------------------
7.  % Flow Through Orders                                         Tracked
                                                            Not Carrier Specific
--------------------------------------------------------------------------------
Provisioning Process
--------------------------------------------------------------------------------
8.  Average Interval - Offered
--------------------------------------------------------------------------------
      POTS:
              o  Avg. Interval Offered - Dispatch
              o  Avg. Interval Offered - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Avg. Interval  Offered
--------------------------------------------------------------------------------
9.  Average Interval - Completed
--------------------------------------------------------------------------------
      POTS:
              o  Avg. Interval Completed - Dispatch
              o  Avg. Interval Completed -No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Avg. Interval  Completed
--------------------------------------------------------------------------------

3. RESALE:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
10.  % Completed within 5 business days - Total
--------------------------------------------------------------------------------
      POTS:
              o  % Completed within 5 Days (1 to 5 Lines)
--------------------------------------------------------------------------------
11.  % Missed Installation Appointment -BA Reasons
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Installation Appt. (BA) -
                 Dispatch
              o  % Missed Appt. (BA) - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  % Missed Appt. (BA)
--------------------------------------------------------------------------------
12.  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Installation Appointment -
                 Facilities
--------------------------------------------------------------------------------
      Specials:
              o  % Missed Installation Appointment -
                 Facilities
--------------------------------------------------------------------------------
13.  % Installation Troubles within 30 Days
--------------------------------------------------------------------------------
      POTS:
              o  % Installation Trouble within 30 days
--------------------------------------------------------------------------------
      Specials:
              o  % Installation Trouble within 30 days
--------------------------------------------------------------------------------
Maintenance and Repair Process
--------------------------------------------------------------------------------
14.  Network Trouble Report Rate
--------------------------------------------------------------------------------
      POTS:
              o  Network Trouble Report Rate (Dispatch +
                 No Dispatch)
--------------------------------------------------------------------------------
      Specials:
              o  Network Trouble Report Rate (Dispatch +
                 No Dispatch)
--------------------------------------------------------------------------------
15.  % Missed Repair Appointments
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Repair Appt. - Dispatch
              o  % Missed Repair Appt. - No Dispatch
--------------------------------------------------------------------------------
16.  Mean Time to Repair
--------------------------------------------------------------------------------
      POTS:
              o  Mean Time to Repair (Run Clock)
--------------------------------------------------------------------------------
      Specials:
              o  Mean Time to Repair (Stop Clock)
--------------------------------------------------------------------------------

3. RESALE:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
17.  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
      POTS:
              o  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
      Specials:
              o  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
18.  % Repeat Reports within 30 days
--------------------------------------------------------------------------------
      POTS:
              o  % Repeat Reports within 30 Days
--------------------------------------------------------------------------------
      Specials:
              o  % Repeat Reports within 30 Days
--------------------------------------------------------------------------------

4. NETWORK INTERCONNECTION TRUNKS:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
Ordering Process:
--------------------------------------------------------------------------------
3.  Order Confirmation Timeliness:
--------------------------------------------------------------------------------
        o  a.  Average Response Time: Firm Order
               Confirmation
--------------------------------------------------------------------------------
        o  b.  % [greater than] 10 days
--------------------------------------------------------------------------------
4.  Reject Timeliness                                          Manual Tracking
--------------------------------------------------------------------------------
        o  a.  Average Response Time: Rejects
--------------------------------------------------------------------------------
        o  b.  % [greater than] 10 days
--------------------------------------------------------------------------------
5.  % Rejects:
--------------------------------------------------------------------------------
        o  % Rejects
--------------------------------------------------------------------------------
6.  Timeliness of Completion Notification:
--------------------------------------------------------------------------------
        o  Average Response Time -  Notice of Completion       Manual Tracking
           (Requires Serial Number)
--------------------------------------------------------------------------------
Provisioning Process
--------------------------------------------------------------------------------
8.  Average Interval - Offered
--------------------------------------------------------------------------------
        o  Average Interval - Offered
--------------------------------------------------------------------------------
9.  Average Interval - Completed
--------------------------------------------------------------------------------
        o  Average Interval - Completed
--------------------------------------------------------------------------------
10.  [Intentionally Omitted]
--------------------------------------------------------------------------------
11.  % Missed Installation Appointment -BA Reasons
--------------------------------------------------------------------------------
        o  % Missed Installation Appointment (BA Reasons)
--------------------------------------------------------------------------------
12.  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
        o  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
13.  % Installation Troubles within 30 Days
--------------------------------------------------------------------------------
        o  % Installation Trouble within 30 days
--------------------------------------------------------------------------------

4. NETWORK INTERCONNECTION TRUNKS:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
Maintenance and Repair Process
--------------------------------------------------------------------------------
14.  Network Trouble Report Rate
--------------------------------------------------------------------------------
        o  Network Trouble Report Rate
--------------------------------------------------------------------------------
15.  [Intentionally Omitted]
--------------------------------------------------------------------------------
16.  Mean Time to Repair
--------------------------------------------------------------------------------
        o  Mean Time to Repair (Stop Clock)
--------------------------------------------------------------------------------
17.  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
        o  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
18.  % Repeat Reports within 30 days
--------------------------------------------------------------------------------
        o  % Repeat Reports within 30 Days
--------------------------------------------------------------------------------
Network Performance
--------------------------------------------------------------------------------
20.  % Dedicated Final Trunk Blockage
--------------------------------------------------------------------------------

5. CLEC BILLING (All Services, Interconnection, UNE and Resale):

--------------------------------------------------------------------------------
Billing:
--------------------------------------------------------------------------------
21.  Timeliness of Daily Usage Feed
--------------------------------------------------------------------------------
     o  Timeliness of Usage Information
              o  % Usage in 3 business days
--------------------------------------------------------------------------------
              o  % Usage in 4 business days
              o  % Usage in 5 business days
              o  % Usage in 8 business days
--------------------------------------------------------------------------------
22.  Timeliness of Carrier Bill                            Not Carrier Specific
--------------------------------------------------------------------------------

6.  RETAIL:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
Pre-Order Process:
--------------------------------------------------------------------------------
1.  Pre-Order Response Time:
--------------------------------------------------------------------------------
        o  a.  Customer Service Records
--------------------------------------------------------------------------------
        o  b. Other Pre-Order (Aggregate of the following):
              o  Due Date Availability
              o  Product & Service Availability Information
              o  Address Validation
              o  Telephone number availability and reservation
--------------------------------------------------------------------------------
Provisioning Process
--------------------------------------------------------------------------------
8.  Average Interval - Offered
--------------------------------------------------------------------------------
      POTS:
              o  Avg. Interval Offered - Dispatch
              o  Avg. Interval Offered - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Avg. Interval  Offered
--------------------------------------------------------------------------------
9.  Average Interval - Completed
--------------------------------------------------------------------------------
      POTS:
              o  Avg. Interval Completed - Dispatch
              o  Avg. Interval Completed - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Avg. Interval  Completed
--------------------------------------------------------------------------------

6. RETAIL:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                    Notes
--------------------------------------------------------------------------------
10.  % Completed within 5 business days - Total
--------------------------------------------------------------------------------
      POTS:
              o  % Completed within 5 Days (1 to 5 Lines):
--------------------------------------------------------------------------------
11.  % Missed Installation Appointment -BA Reasons
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Installation Appt. (BA) - Dispatch
              o  % Missed Appt. (BA) - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  % Missed Appt. (BA)
--------------------------------------------------------------------------------
12.  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
      Specials:
              o  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
13.  % Installation Troubles within 30 Days
--------------------------------------------------------------------------------
      POTS:
              o  % Installation Trouble within 30 days
--------------------------------------------------------------------------------
      Specials:
              o  % Installation Trouble within 30 days
--------------------------------------------------------------------------------
Maintenance and Repair Process
--------------------------------------------------------------------------------
14.  Network Trouble Report Rate
--------------------------------------------------------------------------------
      POTS:
              o  Network Trouble Report Rate - Total
              o  Network Trouble Report Rate - Dispatch
              o  Network Trouble Report Rate - No Dispatch
--------------------------------------------------------------------------------
      Specials:
              o  Network Trouble Report Rate (Dispatch +
                 No Dispatch)
--------------------------------------------------------------------------------
15.  % Missed Repair Appointments
--------------------------------------------------------------------------------
      POTS:
              o  % Missed Repair Appt. - Dispatch
              o  % Missed Repair Appt. - No Dispatch
--------------------------------------------------------------------------------
16.  Mean Time to Repair
--------------------------------------------------------------------------------
      POTS:
              o  Mean Time to Repair - Total (Run Clock)
              o  Mean Time to Repair - Dispatch (Run Clock)
              o  Mean Time to Repair - No Dispatch (Run
                 Clock)
--------------------------------------------------------------------------------
      Specials:
              o  Mean Time to Repair (Stop Clock)
--------------------------------------------------------------------------------

6. RETAIL:

--------------------------------------------------------------------------------
Key Service Quality Measurements                                     Notes
--------------------------------------------------------------------------------
17.  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
      POTS:
              o  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
      Specials:
              o  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
18. % Repeat Reports within 30 days
--------------------------------------------------------------------------------
      POTS:
              o  % Repeat Reports within 30 Days
--------------------------------------------------------------------------------
      Specials:
              o  % Repeat Reports within 30 Days
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Trunks
--------------------------------------------------------------------------------
Key Service Quality Measurements                                     Notes
--------------------------------------------------------------------------------
Provisioning Process
--------------------------------------------------------------------------------
8.  Average Interval - Offered
--------------------------------------------------------------------------------
        o  Average Interval - Offered                                 FGD
--------------------------------------------------------------------------------
9.  Average Interval - Completed
--------------------------------------------------------------------------------
        o  Average Interval - Completed                               FGD
--------------------------------------------------------------------------------
10.  [Intentionally Omitted]
--------------------------------------------------------------------------------
11.  % Missed Installation Appointment -BA Reasons
--------------------------------------------------------------------------------
        o  % Missed Installation Appointment (BA Reasons)             FGD
--------------------------------------------------------------------------------
12.  % Missed Installation Appointment - Facilities
--------------------------------------------------------------------------------
        o  % Missed Installation Appointment - Facilities             FGD
--------------------------------------------------------------------------------
13.  % Installation Troubles within 30 Days
--------------------------------------------------------------------------------
        o  % Installation Trouble within 30 days                      FGD
--------------------------------------------------------------------------------
Maintenance and Repair Process
--------------------------------------------------------------------------------
14.  Network Trouble Report Rate
--------------------------------------------------------------------------------
        o  Network Trouble Report Rate                                FGD
--------------------------------------------------------------------------------
15.  [Intentionally Omitted]
--------------------------------------------------------------------------------
16.  Mean Time to Repair
--------------------------------------------------------------------------------
        o  Mean Time to Repair (Stop Clock)                           FGD
--------------------------------------------------------------------------------
17.  % Out of Service [greater than] 24 Hours
--------------------------------------------------------------------------------
        o  % Out of Service [greater than] 24 Hours                   FGD
--------------------------------------------------------------------------------
18.  % Repeat Reports within 30 days
--------------------------------------------------------------------------------
        o  % Repeat Reports within 30 Days                            FGD
--------------------------------------------------------------------------------
19.  % Common Final Trunk Blockage
--------------------------------------------------------------------------------

DEFINITIONS

The following definitions apply to the terms used in this Schedule 27.2.

Product Definitions:

--------------------------------------------------------------------------------
Products:                     Definition:
--------------------------------------------------------------------------------
o  POTS services              Retail and Resale POTS includes all non-designed
                              lines/circuits that originate at a customer's
                              premise and terminate on an OE (switch Office
                              Equipment). All others are considered specials.
                              POTS includes Centrex, Basic ISDN and PBX trunks.
--------------------------------------------------------------------------------
                              UNE POTS includes Basic 2-Wire Analog Loop,
                              Customer specified signaling loops, Analog Line
                              Port, and Interim Number Portability. Includes
                              both new loops and "coordinated cutover" loop
                              orders. "Coordinated cutover" loops are orders
                              where a live customer is converted to a CLEC
                              re-using the outside plant facilities.
                              Coordination of all parties is necessary to
                              minimize disruption of service to the end user.
--------------------------------------------------------------------------------
o Special Services            Special Services ("Specials") are services or
                              elements that require design intervention. These
                              include such services/elements as: high capacity
                              services (DS1 or DS3), Primary rate ISDN, digital
                              services, private lines, multiplexing, and
                              Interoffice Facilities.
--------------------------------------------------------------------------------
o Interconnection Trunks      Includes switched local interconnection (message)
                              trunks carrying traffic between BA and CLEC
                              offices. Includes End Office and Tandem trunks.
--------------------------------------------------------------------------------
o Number of Installation      Total number of "N", "T", or "C" type orders.
  Orders                      These orders include new orders, orders where the
                              service is moving to a different location, or
                              changes for existing service.
--------------------------------------------------------------------------------

Key Service Quality Measurement Definitions:

--------------------------------------------------------------------------------
Pre-Ordering:                 .
--------------------------------------------------------------------------------
1.  Response Time:            Note: All Pre-Order measures are reported on an
                              aggregated basis and are not CLEC specific. Where
                              BA uses an access platform and Operations Support
                              System (OSS) that serve multiple states, BA may combine measurement data from those states for this measurement.

                              "Response time" is defined as the time, in seconds, that elapses from issuance of a query request to receipt of a response. For CLECs, this performance is measured at the ECG access platform. For BA, this performance is measured directly to and from the Operations Support System
                              (OSS). (This measurement does not apply to the WebGUI interface.)

                              Methodology: BA to sample ten (10) transactions
                              per hour per transaction type, for each interface,
                              from Monday to Friday, 8 a.m. to 5 p.m., via
                              Sentinel system. Sentinel will replicate the
                              transaction of a BA service representative going
                              directly to the OSS as well as a CLEC
                              representative going to the OSS through ECG.
--------------------------------------------------------------------------------
o Customer Service Record     Customer Service Records can range from 1 to about
                              200 pages.

                              BA may combine measurement data for PA and DE for this measurement.

                              BA may combine measurement data for DC, MD, VA and
                              WV for this measurement.
--------------------------------------------------------------------------------
o Other Pre-Order             Includes the average response time for the
                              aggregate performance of the following: (1) due date availability; (2) address validation; (3) product & service availability; and, (4) telephone number availability/reservation.

                              BA may combine measurement data from all BA--South states (DE, DC, MD, NJ, PA, VA, WV) for this measurement.
--------------------------------------------------------------------------------

Key Service Quality Measurement Definitions:

--------------------------------------------------------------------------------
2. OSS Interface              Note: All Pre-Order measures are reported on an
Availability                  aggregated basis and are not CLEC specific. Where
                              BA uses an access platform that serves multiple states, BA may combine measurement data from those states for this measurement.

                              Measures the percentage of time the OSS interface is available compared to scheduled availability.

                              BA may combine measurement data from all BA--South
                              states (DE, DC, MD, NJ, PA, VA, (%) WV) for this
                              measurement.
--------------------------------------------------------------------------------
Ordering:
--------------------------------------------------------------------------------
3.  Order Confirmation Timeliness:
--------------------------------------------------------------------------------
o UNE and Resale Average      Average response time (in hours) from EDI or
Response Time: Mechanized     WebGUI4 receipt of a valid order request to EDI or
Orders                        WebGUI distribution of service order confirmation.
                              Hours exclude weekends and holidays. Includes
                              orders received via EDI or WebGUI that
                              flow-through to legacy OSS ordering and
                              provisioning systems. Does not include orders with
                              negotiated intervals.
--------------------------------------------------------------------------------
o UNE and Resale Average      Average response time (in hours) from EDI or
Response Time: Manual Orders  WebGUI receipt of a valid order request to EDI or
                              WebGUI distribution of service order confirmation.
                              Hours exclude weekends and holidays. Includes
                              orders received via EDI or WebGUI that require
                              manual input to legacy OSS ordering and
                              provisioning systems. Does not include orders with
                              negotiated intervals.
--------------------------------------------------------------------------------
o Interconnection Trunks      Average response time (in days) from receipt of a
                              valid Access Service Request ("ASR") to
                              distribution of a Firm Order Confirmation ("FOC").
                              Hours exclude weekends and holidays. Includes
                              orders for less than 96 trunks for which
                              facilities are available. All ASRs must be
                              electronically transmitted for this measurement to
                              apply. Does not include orders with negotiated
                              intervals.
--------------------------------------------------------------------------------

----------
(4) As of the effective date of this Agreement, BA's WebGUI may not be fully available for use in the BA-South states (DE, DC, MD, NJ, PA, VA, WV). Accordingly, references in this Schedule 27.2 to BA's WebGUI are to BA's WebGUI when and to the extent it is available for use by [CLEC].

--------------------------------------------------------------------------------
o Interconnection Trunks: %   For Interconnection Trunk orders (non-negotiated
[greater than] 10 Days        due dates), the percentage of ASRs where the Firm
                              Order Confirmations are sent more than ten (10)
                              days after receipt of a valid ASR. Days exclude
                              weekends and holidays. All ASRs must be
                              electronically transmitted for this measurement to
                              apply. Does not include orders with negotiated
                              intervals.
--------------------------------------------------------------------------------
o Application Date/Time       Orders received after 12 Noon Eastern Time will be
                              considered received the next business day.
--------------------------------------------------------------------------------

Key Service Quality Measurement Definitions:

--------------------------------------------------------------------------------
4.  Reject Notice Timeliness:
--------------------------------------------------------------------------------
o UNE and Resale Average      Average response time (in hours) from EDI or
  Response Time - Mechanized  WebGUI receipt of an order request to EDI or
                              WebGUI distribution of reject or query. Hours
                              exclude weekends and holidays. Includes orders
                              received via EDI or WebGUI that flow-through to
                              legacy OSS ordering and provisioning systems. Does
                              not include orders with negotiated intervals.
--------------------------------------------------------------------------------
o UNE and Resale Average      Average response time (in hours) from EDI or
  Response Time - Manual      WebGUI receipt of a service request to EDI or
                              WebGUI distribution of reject or query. Includes
                              orders received via EDI or WebGUI that require
                              manual input to legacy OSS ordering and
                              provisioning systems. Does not include orders with
                              negotiated intervals.
--------------------------------------------------------------------------------
o Interconnection Trunks      Average response time (in days) from receipt of an
                              Access Service Request ("ASR") to distribution of a reject or query. Hours exclude weekends and holidays. Includes orders for less than 96 trunks for which facilities are available. All ASRs must be electronically transmitted for measurement to apply. Does not include orders with negotiated intervals.

                              This measurement is currently under development
                              for Network Interconnection Trunks and will be
                              furnished for Network Interconnection Trunks when
                              available.
--------------------------------------------------------------------------------
o Interconnection Trunks: %   For Interconnection Trunk orders (non-negotiated
[greater than] 10 Days        due dates), the percentage of ASRs where the
                              reject or query is sent more than 10 days after receipt of an ASR. Days exclude weekends and holidays. All ASRs must be electronically transmitted for measurement to apply. Does not include orders with negotiated intervals.

                              This measurement is currently under development
                              for Network Interconnection Trunks and will be
                              furnished for Network Interconnection Trunks when
                              available.
--------------------------------------------------------------------------------
o Application Date/Time       Orders received after 12 Noon Eastern Time will be
                              considered received the next business day.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. % Rejects                  The percent of total orders received that are
                              rejected or queried by BA.

                              This measurement is currently under development
                              for Network Interconnection Trunks and will be
                              furnished for Network Interconnection Trunks when
                              available.
--------------------------------------------------------------------------------
6. Timeliness of Completion   The average interval (in days) from work
Notification                  completion to the distribution of the order
                              completion notification. Under the current process: UNE non-loop and Resale order completion notifications are transmitted either electronically via EDI or WebGUI or via FAX; for UNE loop orders, measurement is from the turnover of the loop to telephonic acceptance by the CLEC;
                              and, for Interconnection Trunks, measurement is from work completion to telephonic acceptance by the CLEC at turn-up. Does not include orders with negotiated intervals.

                              This measurement is currently under development
                              for Network Interconnection Trunks and will be
                              furnished for Network Interconnection Trunks when
                              available.
--------------------------------------------------------------------------------
7. % Flow Through Orders      The percentage of valid orders received via EDI or
                              WebGUI and processed directly to legacy service
                              order processor without manual intervention.
                              Flow-Through measurements are reported on an
                              aggregated basis and not on a CLEC specific basis.
                              Where BA uses an access platform and OSS that
                              serve multiple states, BA may combine measurement
                              data from those states for this measurement.
--------------------------------------------------------------------------------
Provisioning:
--------------------------------------------------------------------------------
8. Average Interval -         Average number of business days between order
Offered                       application date and committed due date. The
                              application date is the date that a valid service
                              request is received. For orders received after 12
                              Noon Eastern Time the next business day is
                              considered the application date. Includes "W"
                              coded orders only. Does not include an order with
                              a due date that is beyond the standard available
                              appointment interval. Does not include coordinated
                              cut-over orders.
--------------------------------------------------------------------------------

Key Service Quality Measurement Definitions:

--------------------------------------------------------------------------------
9. Average Interval -         Average number of business days between order
   Completed                  application date and actual work completion date.
                              The application date is the date that a valid
                              service request is received. Completion date is
                              the field completion date noted on the Service
                              Order. Includes "W" coded orders only. Orders
                              completed late due to a CLEC or CLEC end user
                              caused delay are excluded from this performance
                              measure. Does not include an order with a due date
                              that is beyond the standard available appointment
                              interval.
--------------------------------------------------------------------------------
10. % Completed within        For POTS orders of 1 to 5 lines. The percentage of
    5 business days - Total   orders completed in 5 business days between order
                              application date and actual work completion date.
                              The application date is the date that a valid
                              service request is received. Includes "W" coded
                              orders only. Orders completed late due to a CLEC
                              or CLEC end user caused delay are excluded from
                              this performance measure. Does not include an
                              order with a due date that is beyond the standard
                              available appointment interval. Does not include
                              coordinated cut-over orders, such as loop or
                              number portability orders.
--------------------------------------------------------------------------------
11. % Missed Installation     Percentage of all orders completed for which there
    Appointment - BA - Total  was a missed installation appointment caused by
                              BA. Excludes missed installation appointments
                              caused by CLEC or end user, including required
                              access not available during appointment interval.
--------------------------------------------------------------------------------
   o  % Missed Installation   Same as above, for orders that require the
      Appointment - Dispatch  assignment of loop facilities, switching office equipment, or both.
--------------------------------------------------------------------------------
   o  % Missed Installation   Same as above, for orders that require
      Appointment - No        switching translations work only. These
      Dispatch                are primarily "feature orders".
--------------------------------------------------------------------------------
12. % Missed Installation     Percentage of all orders completed for which there
    Appointment - Facilities  was a missed installation appointment due to lack of BA facilities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13. % Installation Troubles   Percentage of lines/circuits/trunks ordered for
    within 30 Days            which a Network Trouble (Disposition Codes, 3, 4
                              and 5) is reported and found within 30 days of
                              order completion. Excludes subsequent reports
                              (additional customer calls while the trouble is
                              pending), Customer Provided Equipment (CPE)
                              troubles, troubles reported but not found (Found
                              OK and Test OK), and troubles closed due to
                              customer action. Trouble reports on unregulated
                              services, such as Voice Messaging, are excluded.
--------------------------------------------------------------------------------

Key Service Quality Measurement Definitions:

--------------------------------------------------------------------------------
Maintenance:
--------------------------------------------------------------------------------
14. Network Trouble Report    Total Initial Customer direct or referred Troubles
    Rate                      reported on services by customer, where the
                              trouble disposition was found to be a network
                              problem (Disposition Codes 3, 4 and 5), per 100
                              lines/circuits/trunks in service. Excludes
                              subsequent reports (additional customer calls
                              while the trouble is pending), Customer Provided
                              Equipment (CPE) troubles, troubles reported but
                              not found (Found OK and Test OK), and troubles
                              closed due to customer action. Trouble reports on
                              unregulated services, such as Voice Messaging, are
                              excluded.
--------------------------------------------------------------------------------
   o Trouble Report Rate -    Same as above, Disposition Codes 3 (Drop Wire) and
     Dispatch                 4 (Outside Plant) only. Troubles found to be in
                              the Outside Plant facilities.
--------------------------------------------------------------------------------
   o Trouble Report Rate -    Same as above, Disposition Code 5 (Central Office)
     No Dispatch              only. Troubles found to be within the Central
                              Office, including translation troubles.
--------------------------------------------------------------------------------
15. % Missed Repair           The percentage of Initial Network Trouble Reports
    Appointments              (Disposition Codes 3, 4 and 5) that are not
                              repaired and cleared by the time committed.
                              Excludes subsequent reports (additional customer
                              calls while the trouble is pending), Customer
                              Provided Equipment (CPE) troubles, troubles
                              reported but not found (Found OK and Test OK), and
                              troubles closed due to customer action. Also
                              excludes missed repair appointments caused by CLEC
                              or end user, including required access not
                              available during appointment interval. Trouble
                              reports on unregulated services, such as Voice
                              Messaging, are excluded.
--------------------------------------------------------------------------------
   o % Missed Repair          Same as above, for troubles where a dispatch was
     Appointment - Dispatch   required outside of the BA Central Office and the
                              trouble was found in Outside Plant (Disposition
                              Codes 3 and 4). Troubles where there was both an
                              inside and an outside dispatch are included if the
                              final resolution was a loop trouble.
--------------------------------------------------------------------------------
   o % Missed Repair          Same as above, for troubles where a dispatch may
     Appointment - No         have been required outside of the BA Central
     Dispatch                 Office, but the trouble was resolved within the
                              Central Office. Includes translation type troubles
                              as well as Central Office type troubles.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16. Mean Time to Repair       For Initial Customer Trouble Reports found to be
                              network troubles (Disposition Codes 3, 4 and 5),
                              the average duration time from trouble receipt to
                              trouble clearance. Running clock for POTS
                              troubles. Stop Clock for Specials troubles and
                              Interconnection Trunk troubles. Excludes
                              subsequent reports (additional customer calls
                              while the trouble is pending), Customer Provided
                              Equipment (CPE) troubles, troubles reported but
                              not found (Found OK and Test OK), and troubles
                              closed due to customer action. Trouble reports on
                              unregulated services, such as Voice Messaging, are
                              excluded.
--------------------------------------------------------------------------------
17. % Out of Service          Network troubles (Disposition Codes 3, 4 and 5)
    [greater than] 24 Hours   out of service, repaired and cleared more than 24
                              hours after receipt of a customer trouble report,
                              as a percentage of total network troubles
                              (Disposition Codes 3, 4 and 5) out of service. Out
                              of Service means that there is no dial tone, the
                              customer cannot call out, or the customer cannot
                              be called. The Out of Service period commences
                              when the trouble is entered into BA's designated
                              trouble reporting interface either directly by the
                              CLEC or by a BA representative upon notification
                              by the CLEC. Excludes subsequent reports
                              (additional customer calls while the trouble is
                              pending), Customer Provided Equipment (CPE)
                              troubles, troubles reported but not found (Found
                              OK and Test OK), troubles closed due to customer
                              action, and troubles not out of service. Trouble
                              reports on unregulated services, such as Voice
                              Messaging, are excluded.
--------------------------------------------------------------------------------

Key Service Quality Measurement Definitions:

--------------------------------------------------------------------------------
18. % Repeat Trouble          The percentage of network troubles (Disposition
    Reports within 30 days    Codes 3, 4 and 5) cleared that have an additional
                              trouble within thirty (30) days for which a
                              network trouble (Disposition Codes 3, 4 and 5) is
                              found. A "Repeat Trouble Report" is a trouble on
                              the same line/circuit/trunk as a previous trouble
                              reported within the last thirty (30) calendar
                              days. A trouble report is not treated as a "Repeat
                              Trouble Report" where the original trouble report
                              was: trouble that had an originating disposition
                              code of CPE (customer premises
                              equipment--disposition codes 12 and 13); trouble
                              that had an originating disposition code of
                              Customer Action (disposition code 6); or, trouble
                              that originally closed as a Front End Close-Out. A
                              trouble report is also not treated as a "Repeat
                              Trouble Report" where the repeat report is: a
                              subsequent report (an additional customer call
                              while the trouble is pending); customer provided
                              equipment (CPE) trouble; trouble reported but not
                              found (Found OK and Test OK); or, trouble closed
                              due to customer action.
--------------------------------------------------------------------------------
Network Performance:
--------------------------------------------------------------------------------
19. % Common Final Trunk      Measures the percentage of BA Common Final Trunk
    Blockage                  Groups that exceed the applicable blocking design
                              threshold (either B.01 or B.005).

                              Common Final Trunks: Common Final Trunks carry local traffic between BA end offices and the BA Tandem and between BA end offices.

                              Does not include Common Final Trunks carrying only IXC traffic.

                              Blockage: The system used to measure trunk performance is TNDS (Total Network Data System). Monthly trunk blockage studies are based on a time consistent busy hour. The percentage of BA trunk groups exceeding the applicable blocking design threshold (either B.01 or B.005) will be reported. For B.01 design, this is trunk groups exceeding a threshold of about 3% blocking. For B.005 design, this is trunk groups exceeding a threshold of about 2% blocking.

                              BA may combine measurement data for PA and DE for this measurement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
20. % Dedicated Final Trunk   Measures the percentage of BA Dedicated Final
    Blockage                  Trunk Groups that exceed the applicable blocking
                              design threshold (either B.01 or B.005).

                              Dedicated Final Trunks: Dedicated final trunk groups carry local traffic from a BA Access Tandem to a CLEC switch. A dedicated final trunk group does not overflow.

                              Does not include IXC dedicated trunks or Dedicated Final Trunks carrying only IXC traffic.

                              Blockage: The system used to measure trunk performance is TNDS (Total Network Data System). Monthly trunk blockage studies are based on a time consistent busy hour. The percentage of BA to CLEC dedicated final trunk groups exceeding the applicable blocking design (either B.01 or B.005) will be reported. For B.01 design, this is trunk groups exceeding a threshold of about 3% blocking. For B.005 design, this is trunk groups exceeding a threshold of about 2% blocking.

                              BA may combine measurement data for PA and DE for this measurement.

--------------------------------------------------------------------------------
Billing:
--------------------------------------------------------------------------------
21. Timeliness of Daily       Measures the number of business days from the
    Usage Feed                creation of the message to the date that the usage
                              information is made available to the CLEC on the
                              daily usage feed. Measured in percentage of usage
                              records available for transmission in 3, 4, 5, and
                              8 business days. The measurement includes both UNE
                              and Resale.
--------------------------------------------------------------------------------
22. Timeliness of Carrier     Measures the percentage of carrier bills ready for
    Bill                      distribution to the carriers within 10 business
                              days of the bill date. Includes mechanized and
                              paper carrier CABS bills for both carrier access
                              and CLECs. Does not include summary bills sent
                              from CRIS. This is an aggregate measurement and
                              not CLEC specific.
--------------------------------------------------------------------------------

                                  SCHEDULE 27.2

                                   APPENDIX 2

                   PERFORMANCE METRICS, STANDARDS AND REMEDIES

A.  Unbundled Network Elements

1.  Ordering and Provisioning

--------------------------------------------------------------------------------
                   Performance Metric                          Standard

--------------------------------------------------------------------------------
% Installation Troubles within 30 Days (POTS)
(UNE KSQM 13)(5)                                                Parity

----------
(5) "(UNE KSQM 13)" identifies the Key Service Quality Measurement listed in Appendix 1 which is the basis for measurement of this Performance Metric.

--------------------------------------------------------------------------------
% Installation Troubles within 30 Days (Specials)
(UNE KSQM 13)                                                   Parity
--------------------------------------------------------------------------------

2.  Maintenance

--------------------------------------------------------------------------------
                   Performance Metric                          Standard

--------------------------------------------------------------------------------
Mean Time to Repair - Dispatch (POTS)
(UNE KSQM 16)                                                   Parity
--------------------------------------------------------------------------------
Mean Time to Repair - No Dispatch (POTS)
(UNE KSQM 16)                                                   Parity
--------------------------------------------------------------------------------
Mean Time to Repair (Specials)
(UNE KSQM 16)                                                   Parity
--------------------------------------------------------------------------------

B.  Resale Services

1.  Ordering and Provisioning

--------------------------------------------------------------------------------
                   Performance Metric                          Standard

--------------------------------------------------------------------------------
Average Interval Offered (POTS) - Dispatch
(Resale KSQM 8)                                                 Parity
--------------------------------------------------------------------------------
Average Interval Offered (POTS) - No Dispatch
(Resale KSQM 8)                                                 Parity
--------------------------------------------------------------------------------
Average Interval Offered (Specials)
(Resale KSQM 8)                                                 Parity
--------------------------------------------------------------------------------
Average Interval Completed (POTS) - Dispatch
(Resale KSQM 9)                                                 Parity
--------------------------------------------------------------------------------
Average Interval Completed (POTS) - No Dispatch
(Resale KSQM 9)                                                 Parity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Interval Completed (Specials)
(Resale KSQM 9)                                                 Parity
--------------------------------------------------------------------------------
% Installation Troubles within 30 Days (POTS)
(Resale KSQM 13)                                                Parity
--------------------------------------------------------------------------------
% Installation Troubles within 30 Days (Specials)
(Resale KSQM 13)                                                Parity
--------------------------------------------------------------------------------

2.  Maintenance

--------------------------------------------------------------------------------
                   Performance Metric                          Standard

--------------------------------------------------------------------------------
Mean Time to Repair (POTS)
(Resale KSQM 16)                                                Parity
--------------------------------------------------------------------------------
Mean Time to Repair (Specials)
(Resale KSQM 16)                                                Parity
--------------------------------------------------------------------------------

C.  Interconnection Trunks

1.  Ordering and Provisioning

--------------------------------------------------------------------------------
                   Performance Metric                          Standard

--------------------------------------------------------------------------------
FOC Timeliness                                           [greater than or equal
(Network Interconnection Trunks {"IT"}  KSQM 3.b)          to] 90% in 10 Days
--------------------------------------------------------------------------------
Rejects Timeliness                                       [greater than or equal
(IT KSQM 4.b)                                              to] 90% in 10 Days
--------------------------------------------------------------------------------
Average Interval Offered
(IT KSQM 8)                                                     Parity
--------------------------------------------------------------------------------
Average Interval Completed
(IT KSQM 9)                                                     Parity
--------------------------------------------------------------------------------

D.  Network Performance

1.  Final Trunk Group Blocking

--------------------------------------------------------------------------------
                   Performance Metric                          Standard

--------------------------------------------------------------------------------
                                                         (B.01 Design Standard
                                                            or B.005 Design
Dedicated Final Trunk Group Blockage (CLEC Trunks)           Standard, as
(IT KSQM 20)                                                  applicable)
--------------------------------------------------------------------------------
                                                         (B.01 Design Standard
                                                            or B.005 Design
Common Final Trunk Group Blockage (Retail Trunks)            Standard, as
(IT KSQM 19)                                                  applicable)
--------------------------------------------------------------------------------

Parity

"Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" for UNE and Resale Services will be based upon a comparison of BA's performance for the above Performance Metrics with BA's performance for the appropriate corresponding Retail measurements set forth in Appendix 1, or, in the absence of appropriate corresponding Retail measurements set forth in Appendix 1, Retail measurements as reasonably determined and provided by BA.


Definitions, Conditions, Requirements & Exclusions for Appendix 2

See, "UNE Definitions, Conditions, Requirements & Exclusions", "Resale Definitions, Conditions, Requirements & Exclusions", "Interconnection Trunk Definitions, Conditions, Requirements & Exclusions", and "Billing Definitions, Conditions, Requirements & Exclusions", in Appendix 3, which are incorporated here by reference. As used in this Appendix 2, references to Performance Measurements in "UNE Definitions, Conditions, Requirements & Exclusions", "Resale Definitions, Conditions, Requirements & Exclusions", "Interconnection Trunk Definitions, Conditions, Requirements & Exclusions", and "Billing Definitions, Conditions, Requirements & Exclusions", in Appendix 3, shall be deemed to be references to Performance Metrics.

Resale Services

1. Ordering and Provisioning. Average Interval Offered and Average Interval Completed Performance Measurements do not include orders with negotiated intervals.

Interconnection Trunks

1. FOC and Rejects measurements apply only to electronically received ASRs.

2. FOC and Rejects measurements apply only to additions to existing trunk groups, adding less than 96 trunks, with no routing or translations changes.

3. Average Interval Offered measurement comparison is to IXC Feature Group D switched access trunks provided by BA to IXCs.

4. Average Interval Offered measurement applies only to additions to existing trunk groups, adding less than 96 trunks, with no routing or translations changes.

5. Average Interval Completed comparison is to IXC Feature Group D switched access trunks provided by BA to IXCs.

6. Average Interval Completed measurement applies only to additions to existing trunk groups, adding less than 96 trunks, with no routing or translations changes.

                                  SCHEDULE 27.2

                                   APPENDIX 3

                 PERFORMANCE MEASURMENTS, STANDARDS AND REMEDIES

A.  Operational Support Systems

1.  Performance Category 1  -- OSS Pre-Order Response Time and Availability

-------------------------------------------------------------------------------------
     Performance Measurement      Misses Standard  Equals Standard  Exceeds Standard
                                     - 1 point         0 points        + 1 point
-------------------------------------------------------------------------------------
Response Time - Customer Service   [greater than]     7.0 to 8.5       [less than]
Records                              8.5 seconds       seconds         7.0 seconds
(OSS KSQM 1.a)(6)                    difference       difference       difference
-------------------------------------------------------------------------------------

----------
(6) "(OSS KSQM 1)" identifies the Key Service Quality Measurement listed in Appendix 1 which is the basis for measurement of this Performance Measurement.

-------------------------------------------------------------------------------------
Response Time - Aggregated Other   [greater than]     7.0 to 8.5       [less than]
Pre-Order Transactions               8.5 seconds       seconds         7.0 seconds
(OSS KSQM 1.b)                       difference       difference       difference
-------------------------------------------------------------------------------------
Access Platform Availability (1)  [less than] 99 %  [greater than
(OSS KSQM 2)                        Availability   or equal to] 99%
                                                     Availability
-------------------------------------------------------------------------------------

(1) Excludes (a) scheduled maintenance and (b) unavailability of Operations Support Systems (e.g., BOSS, Livewire) other than the access platform.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

                   0 or Greater Points = No Performance Credit

     -1 to -2 points = 1 % of OSS Charges for the Measured Calendar Quarter

        -3 points = 2 % of OSS Charges for the Measured Calendar Quarter

OSS Definitions, Conditions, Requirements & Exclusions:

The following definitions, conditions, requirements and exclusions shall apply. In addition, all applicable definitions, conditions, requirements and exclusions set out in other provisions of this Schedule 27.2 shall apply (including, but not limited to, definitions, conditions, requirements and exclusions, pertaining to measurements set out in Appendix 1).

Response Time:

1. Performance Measurements and Performance Credits apply only to use of the ECG gateway or such successor OSS gateway as shall be implemented and designated for measurement under this Performance Category by BA.

2. Performance Measurements and Performance Credits will be calculated only if the ECG gateway (or such successor OSS gateway as shall be implemented and designated for measurement under this Performance Category by BA) has been fully tested by the Parties and accepted by Covad, and is used by Covad for all transactions.

3. Performance Measurements apply only to CSR Retrieval and Aggregated Other Pre-Order Transactions. Aggregated Other Pre-Order Transactions will initially include Telephone Number Availability and Reservation, and Address Validation. Product & Service Availability Information and Due Date Availability will be added in the future.

4. Covad shall provide to BA forecasts of volumes at least six (6) months prior to the commencement of the measured calendar quarter. Forecasts for UNE and Resale Services volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by Covad for each month. Forecasts for Interconnection Trunk volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by Covad either (a) for each month or (b) for each quarter, in which case the quarterly volume will be pro-rated to a monthly volume. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in timely submitted forecasts by more than 15% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section 3.3. If Covad fails to timely provide the forecasts of volumes to BA, BA may exclude Performance Category 1 and the Performance Measurements in Category 1 from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3.

5. When the Covad submitted work load for any one hour in a day is more than twice (2x) the daily average hour Covad submitted work load,(7)

----------
(7) In calculating "the daily average hour Covad submitted work load", the "daily" period used for the calculation shall be deemed to be twelve (12) hours in length.

all transactions for that day will be deemed to have at least met "Equals Standard" ("O" Points).

6. These Performance Measurements are not carrier specific.

Access Platform Availability:

1. This Performance Measurement is not carrier specific. This Performance Measurement measures the overall availability performance of the OSS access platform and is not service or function specific.

2. Performance Measurements and Performance Credits will be calculated only if the ECG gateway (or such successor OSS gateway as shall be implemented and designated for measurement under this Performance Category by BA) has been fully tested by the Parties and accepted by Covad, and is used by Covad for all transactions.

B. Unbundled Network Elements:

1. Performance Category 2 - UNE Ordering and Provisioning: (8)

----------
(8) "Performance Category 2 - UNE Ordering and Provisioning" does not include measurement of Provisioning (measurement of Missed Installation Appointments) for new 2 - Wire ISDN Digital Grade ULLs (BRI ISDN).

--------------------------------------------------------------------------------------------------------------------------
            Performance Measurement                  Misses Standard         Equals Standard         Exceeds Standard
                                                        - 1 point                0 points                + 1 point
--------------------------------------------------------------------------------------------------------------------------
POTS - OC Timeliness: [less than] 10 Lines         [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
(UNE KSQM 3.b)                                    [less than or equal      [less than or equal     [less than or equal
                                                    to] 24 Hours(1)          to] 24 Hours(1)          to] 24 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
POTS - OC Timeliness: [greater than or equal       [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
                      to] 10 Lines                [less than or equal      [less than or equal     [less than or equal
(UNE KSQM 3.b)                                      to] 96 Hours(1)          to] 96 Hours(1)          to] 96 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
POTS - Reject Timeliness: [less than] 10 Lines     [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
(UNE KSQM 4.b)                                    [less than or equal      [less than or equal     [less than or equal
                                                    to] 24 Hours(1)          to] 24 Hours(1)          to] 24 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
POTS - Reject Timeliness: [greater than or equal   [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
                          to] 10 Lines            [less than or equal      [less than or equal     [less than or equal
(UNE KSQM 4.b)                                      to] 96 Hours(1)          to] 96 Hours(1)          to] 96 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
Missed Installation Appointments:                   Moderate to High            Parity (2)           Moderate to High
POTS - Dispatch                                   probability less than                             probability better
(UNE KSQM 11)                                          Parity (2)                                     than Parity (2)
--------------------------------------------------------------------------------------------------------------------------
Missed Installation Appointments:                   Moderate to High            Parity (2)           Moderate to High
POTS - No Dispatch                                probability less than                             probability better
(UNE KSQM 11)                                          Parity (2)                                     than Parity (2)
--------------------------------------------------------------------------------------------------------------------------
Missed Installation Appointments:                   Moderate to High            Parity (2)           Moderate to High
Specials                                          probability less than                             probability better
(UNE KSQM 11)                                          Parity (2)                                     than Parity (2)
--------------------------------------------------------------------------------------------------------------------------

OC = Order confirmation

(1) Orders received after 12:00 Noon Eastern Time shall have the "clock" start at 8:00 a.m. on the next business day.

(2) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurements with BA's performance for the appropriate corresponding Retail measurements set forth in Appendix 1, or, in the absence of appropriate corresponding Retail measurements set forth in Appendix 1, Retail measurements to be reasonably determined and provided by BA.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

                  0 or Greater Points = No Performance Credits

 -1 to -3 points = 5 % of UNE POTS and Specials Non-Recurring Charges for Covad for the measured calendar quarter times the Missed Installation Factor(1)

-4 to -5 points = 10 % of UNE POTS and Specials Non-Recurring Charges for Covad for the measured calendar quarter times the Missed Installation Factor(1)

-6 to -7 points = 15 % of UNE POTS and Specials Non-Recurring Charges for Covad for the measured calendar quarter times the Missed Installation Factor(1)

(1) Missed Installation Factor = (Missed Installation Appointments for UNE POTS and Specials provided by BA to Covad for the measured calendar quarter as a percentage of Installation Appointments for UNE POTS and Specials provided by BA to Covad for the measured calendar quarter) - (Missed Installation Appointments for POTS and Specials provided by BA to BA retail customers for the measured calendar quarter as a percentage of Installation Appointments for POTS and Specials provided by BA to BA retail customers for the measured calendar quarter).

If more than 10% of Covad's orders are rejected or queried by BA, (9) BA shall not be obligated to calculate this Performance Category, to pay a Performance Credit in connection with this Performance Category, or to take investigative or corrective action under Section 3.3 with regard to any Performance Measurement in this Performance Category.

----------
(9) Orders that are rejected or queried by BA because of a failure in the operation of a BA ordering system will not be included in calculations to determine the percentage of Covad's orders that are rejected or queried by BA.

2. Category 3 - Provisioning of 2-Wire ISDN Digital Grade ULLs (BRI ISDN) (10)

This section applies to missed installation appointments for orders of new(11) 2-Wire ISDN Digital Grade ULLs (BRI ISDN) as described in Section 11.2.3 of this Agreement.

------------------------------------------------------------------------------------
    Performance Measurement      Misses Standard  Equals Standard  Exceeds Standard
                                    - 1 point         0 points        + 1 point
------------------------------------------------------------------------------------
% Missed Installation              Moderate to       Parity (1)      Moderate to
Appointments - Dispatch                High                              High
                                   probability                       probability
                                    less than                        better than
                                    Parity(1)                         Parity(1)
------------------------------------------------------------------------------------
% Missed Installation              Moderate to       Parity (1)      Moderate to
Appointments - No Dispatch             High                              High
                                   probability                       probability
                                    less than                        better than
                                    Parity(1)                         Parity(1)
------------------------------------------------------------------------------------

(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurements with BA's performance for the corresponding BA retail measurements for orders of new 2-Wire ISDN Digital Grade lines (BRI
ISDN).

----------
(10) BA is currently developing the means to perform the Performance Measurements listed in this Category 3. BA will take commercially reasonable efforts to implement performance of these Performance Measurements within a reasonable period of time. Until BA has implemented its performance of the Performance Measurements listed in this Performance Category 3, Performance Category 3 will not apply and BA will not have an obligation to take investigative or corrective action pursuant to Section 3.3 with regard to the Performance Measurements listed in Category 3 or to calculate or provide Performance Credits pursuant to Category 3.

(11) This section does not apply to the cutover of existing 2-Wire ISDN Digital Grade loops from BA to Covad.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

                  0 or Greater Points = No Performance Credits

       -1 point = 2.5 % of Non-Recurring Charges for orders of new 2-Wire ISDN Digital Grade ULLs (BRI ISDN) provided by BA to Covad for the measured calendar quarter times the Missed Installation Factor(1)

         -2 = 5 % of Non-Recurring Charges for orders of new 2-Wire ISDN
          Digital Grade ULLs (BRI ISDN) provided by BA to Covad for the measured calendar quarter times the Missed Installation Factor(1)

(1) Missed Installation Factor = (Missed Installation Appointments for orders of new 2-Wire ISDN Digital Grade ULLs (BRI ISDN) provided by BA to Covad for the measured calendar quarter as a percentage of Installation Appointments for orders of new 2-Wire ISDN Digital Grade ULLs (BRI ISDN) provided by BA to Covad for the measured calendar quarter) - (Missed Installation Appointments for orders of new 2-Wire ISDN Digital Grade lines (BRI ISDN) provided by BA to BA retail customers for the measured calendar quarter as a percentage of Installation Appointments for orders of new 2-Wire ISDN Digital Grade lines (BRI
ISDN) provided by BA to BA retail customers for the measured calendar quarter).

3. Performance Category 4 - UNE Maintenance:

--------------------------------------------------------------------------------
  Performance Measurement    Misses Standard  Equals Standard  Exceeds Standard
                                - 1 point         0 points        + 1 point
--------------------------------------------------------------------------------
POTS: % Out of Service         Moderate to       Parity (1)      Moderate to
[greater than] 24 Hours            High                              High
(UNE KSQM 17)                  probability                       probability
                                less than                        better than
                                Parity(1)                         Parity(1)
--------------------------------------------------------------------------------
SPECIALS: % Out of Service     Moderate to       Parity (1)      Moderate to
[greater than] 24 Hours            High                              High
(UNE KSQM 17)                  probability                       probability
                                less than                        better than
                                Parity(1)                         Parity(1)
--------------------------------------------------------------------------------
POTS: % Repeat Reports         Moderate to       Parity (1)      Moderate to
w/in 30 Days                       High                              High
(UNE KSQM 18)                  probability                       probability
                                less than                        better than
                                Parity(1)                         Parity(1)
--------------------------------------------------------------------------------

(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurements with BA's performance for the appropriate corresponding Retail measurements set forth in Appendix 1, or, in the absence of appropriate corresponding Retail measurements set forth in Appendix 1, Retail measurements to be reasonably determined and provided by BA.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

                   0 or Greater Points = No Performance Credit

     -1 point = 2 % of UNE POTS and Specials Recurring Charges for Covad for the measured calendar quarter times the Lines Out of Service Factor(1)

    -2 points = 4 % of UNE POTS and Specials Recurring Charges for Covad for the measured calendar quarter times the Lines Out of Service Factor(1)

    -3 points = 6 % of UNE POTS and Specials Recurring Charges for Covad for the measured calendar quarter times the Lines Out of Service Factor(1)

(1) Lines Out of Service Factor = (Percentage of Covad UNE POTS and Specials lines network troubles out of service [greater than] 24 hours - Percentage of BA retail customer POTS and Specials lines network troubles out of service [greater than] 24 hours) x (Covad UNE POTS and Specials lines with network troubles out of service [greater than] 24 hours, as a percentage of the measured calendar quarter average total Covad UNE POTS and Specials lines in service).

Adjustment of Performance Credit:

In the repair/maintenance function, mutual responsibilities exist. The responsibility for testing unbundled loops and the identification of a required dispatch for UNE reside with Covad. Reductions will be made in the Performance Credit if necessary access is not available, or if a dispatch is made and no trouble is found,(12) or if trouble is found to be on the Covad customer's side of the network demarcation point (e.g., in premises wiring or customer premises equipment), at a statistically higher rate than BA experiences for BA's own retail customers.

-------------------------------------------------------------------------------------
                                  Misses Standard  Equals Standard  Exceeds Standard
                                     - 1 point         0 points        + 1 point
-------------------------------------------------------------------------------------
% No Access                         Moderate to       Parity (1)      Moderate to
                                        High                              High
                                    probability                       probability
                                     less than                        better than
                                     Parity(1)                         Parity(1)
-------------------------------------------------------------------------------------
% Found OK or Trouble Found on      Moderate to       Parity (1)      Moderate to
Customer Premises                       High                              High
                                    probability                       probability
                                     less than                        better than
                                     Parity(1)                         Parity(1)
-------------------------------------------------------------------------------------

(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range".

                                  Total Score:
                                  ------------

      0 or Greater Points = No Adjustment to Maintenance Performance Credit

           -1 point = 25 % Reduction of Maintenance Performance Credit

          -2 points = 50 % Reduction of Maintenance Performance Credit

----------
(12) BA will not include in calculations to determine reductions in the Performance Credit a dispatch where no trouble is found if a trouble which should have been found on such dispatch is found on a subsequent dispatch.

UNE Definitions, Conditions, Requirements & Exclusions:

The following definitions, conditions, requirements and exclusions shall apply. In addition, all applicable definitions, conditions, requirements and exclusions set out in other provisions of this Schedule 27.2 shall apply (including, but not limited to, definitions, conditions, requirements and exclusions, pertaining to measurements set out in Appendix 1).

Ordering (OC Timeliness and Reject Timeliness):

1. Unbundled Switching Network Elements are included for measurement after the establishment of unbundled switching in the switch through the joint planning/services establishment process.

2. Performance Measurements and Performance Credits will apply only if: (a) EDI Issue 8 implementing LSOG Issue 2 ordering interface specifications (or such later ordering interface specifications, supported by BA, as BA shall have made available for Covad's use) is in place and is being used by Covad for all UNE ordering which can be performed via EDI; or, (b) BA's WebGUI is in place and being used by Covad for all UNE ordering which can be performed via BA's WebGUI. Covad must implement later specifications of EDI and later versions of WebGUI within 90 days (or such other shorter period as may be required by this Agreement) after BA has made them available for Covad's use.

3. Covad shall provide to BA forecasts of UNE volumes at least six (6) months prior to the commencement of the measured calendar quarter. Forecasts for UNE volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by Covad for each month. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in submitted forecasts by more than 15% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section 3.3. If Covad fails to timely provide to BA the forecasts of UNE volumes for UNEs covered by Category 2, BA may exclude Performance Category 2 and the Performance Measurements in Category 2 from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3. If Covad fails to timely provide to BA the forecasts of UNE volumes for UNEs covered by Category 3, BA may exclude Performance Category 3 and the Performance Measurements in Category 3 from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3.

4. When the Covad submitted work load for any one hour in a day is more than twice (2x) the daily average hour Covad submitted work load,(13) all transactions for that day will be deemed to have at least met "Equals Standard" ("O" Points).

----------
(13) In calculating "the daily average hour Covad submitted work load", the "daily" period used for the calculation shall be deemed to be twelve (12) hours in length.

5. OC and Reject Timeliness Performance Measurements do not apply to orders with negotiated due dates.

Provisioning (Missed Installation Appointments):

1. Covad Missed Installation Appointments do not include appointments missed or rescheduled due to the delay, act or omission of Covad, Covad's contractors or vendors,(14) or Covad's customers (including, but not limited to, inability to access customer interfaces and terminals).

2. If the Expedited Due Dates(15) for UNEs covered by Performance Category 2 for any one month in a measured calendar quarter exceed 10% of the total appointments for such UNEs for that month, BA will not be obligated to calculate Performance Category 2 for that month, or the Performance Measurements in Performance Category 2 for that month, and may exclude Performance Category 2 for that month, and the Performance Measurements in Performance Category 2 for that month, from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3.

If the Expedited Due Dates for UNEs covered by Performance Category 3 for any one month in a measured calendar quarter exceed 10% of the total appointments for such UNEs for that month, BA will not be obligated to calculate Performance Category 3 for that month, or the Performance Measurements in Performance Category 3 for that month, and may exclude Performance Category 3 for that month, and the Performance Measurements in Performance Category 3 for that month, from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3.

3. Covad Missed Installation Appointments will be included in the computation only if:

      a.    Loop Orders:

            (i) ANI to Covad telephone number, verification successful from DEMARC by BA field technician.

            (ii) All order information submitted by Covad was valid, accurate and complete (e.g., street address, end user local contact (LCON), floor/unit number, appropriate Covad transmission equipment assignment information).

            (iii) Covad and Covad's customer were available and ready for service at appointed date and time.

            (iv) Verifiable Covad dial tone and correct Covad telephone number at POT bay testable by BA technician, by 8:00 a.m. on the date due minus one (1) day.

----------
(14) For the purposes of Paragraph 1, above, the phrase "Covad's contractors or vendors" does not include BA.

(15) An "Expedited Due Date" is any due date with a shorter interval than the standard interval being offered by BA for the transaction at the time the transaction is requested.

            (v) Accurate account and end user information was submitted on the service request.

            (vi) Orders were completed as submitted without cancellation after Order Confirmation.

            (vii) Covad and Covad's customer were available for testing and cooperative coordination as requested by BA.

            (viii) For ISDN loops, copper ISDN loops are available that, without conditioning, meet BA's technical specifications for ISDN loops.

4. Covad shall provide to BA forecasts of UNE volumes at least six (6) months prior to the commencement of the measured calendar quarter. Forecasts for UNE volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by Covad for each month. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in submitted forecasts by more than 15% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section 3.3. If Covad fails to timely provide to BA the forecasts of UNE volumes for UNEs covered by Category 2, BA may exclude Performance Category 2 and the Performance Measurements in Category 2 from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3. If Covad fails to timely provide to BA the forecasts of UNE volumes for UNEs covered by Category 3, BA may exclude Performance Category 3 and the Performance Measurements in Category 3 from calculation of Performance Credits and from taking investigative and corrective action under Section 3.3.

5. If more than 10% of Covad's orders in a month fall out of BA's provisioning systems (i.e., require manual investigation and/or correction), or require correction of Covad provided information during provisioning, BA may exclude the Missed Installation Appointments Performance Measurements for that month from the calculation of calendar quarter Performance Measurements and Performance Credits.

6. Performance Measurement calculations for provisioning will exclude UNEs provided pursuant to negotiated installation intervals.

Maintenance:

1. Out of Service Over 24 Hours: Excluded will be reports where access was required but not available during the first 24 hours.

2. Measured Trouble Reports include those found to be in the Network:
Disposition Codes 03 (Drops), 04 (Loops) and 05 (Inside Central Office).

3. UNE loops that meet the standards identified in appropriate BA unbundled loop Technical References will not be treated as Out of Service.

4. Covad shall establish a toll free 800 number for BA repair technicians to call for trouble related questions and trouble closeout.

5. The Covad repair center and toll free number must be available 24 hours per day, seven days per week.

C. Resale Services:

1. Performance Category 5 - Resale Services Ordering and Provisioning:

--------------------------------------------------------------------------------------------------------------------------
            Performance Measurement                  Misses Standard         Equals Standard         Exceeds Standard
                                                        - 1 point                0 points                + 1 point
--------------------------------------------------------------------------------------------------------------------------
POTS - OC Timeliness: [less than] 10 Lines         [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
(Resale KSQM 3.b)                                 [less than or equal      [less than or equal     [less than or equal
                                                    to] 24 Hours(1)          to] 24 Hours(1)          to] 24 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
POTS - OC Timeliness: [greater than or equal       [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
                      to] 10 Lines                [less than or equal      [less than or equal     [less than or equal
(Resale KSQM 3.b)                                   to] 96 Hours(1)          to] 96 Hours(1)          to] 96 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
POTS - Reject Timeliness: [less than] 10 Lines     [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
(Resale KSQM 4.b)                                 [less than or equal      [less than or equal     [less than or equal
                                                    to] 24 Hours(1)          to] 24 Hours(1)          to] 24 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
POTS - Reject Timeliness: [greater than or equal   [less than] 89.5%          89.5 - 90.5%         [greater than] 90.5%
                          to] 10 Lines            [less than or equal      [less than or equal     [less than or equal
(Resale KSQM 4.b)                                   to] 96 Hours(1)          to] 96 Hours(1)          to] 96 Hours(1)
--------------------------------------------------------------------------------------------------------------------------
Missed Installation Appointments:                   Moderate to High            Parity (2)           Moderate to High
POTS - Dispatch                                   probability less than                             probability better
(Resale KSQM 11)                                       Parity (2)                                     than Parity (2)
--------------------------------------------------------------------------------------------------------------------------
Missed Installation Appointments:                   Moderate to High            Parity (2)           Moderate to High
POTS - No Dispatch                                probability less than                             probability better
(Resale KSQM 11)                                       Parity (2)                                     than Parity (2)
--------------------------------------------------------------------------------------------------------------------------
Missed Installation Appointments:                   Moderate to High            Parity (2)           Moderate to High
Specials                                          probability less than                             probability better
(Resale KSQM 11)                                       Parity (2)                                     than Parity (2)
--------------------------------------------------------------------------------------------------------------------------

OC = Order Confirmation

(1) Orders Received after 12:00 Noon Eastern Time will have the "clock" start at 8:00 a.m. on the next business day.

(2) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurements with BA's performance for the appropriate corresponding Retail measurements set forth in Appendix 1, or, in the absence of appropriate corresponding Retail measurements set forth in Appendix 1, Retail measurements to be reasonably determined and provided by BA.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

                   0 or Greater Points = No Performance Credit

-1 to -3 points = 5 % of Resale Services Non-Recurring Charges for Covad for the measured calendar quarter multiplied by the Missed Installation Factor(1)

 -4 to -5 points = 10 % of Resale Services Non-Recurring Charges for Covad for the measured calendar quarter multiplied by the Missed Installation Factor(1)

 -6 to -7 points = 15 % of Resale Services Non-Recurring Charges for Covad for the measured calendar quarter multiplied by the Missed Installation Factor(1)

(1) Missed Installation Factor = (Missed Installation Appointments for Resale Services provided by BA to Covad for the measured calendar quarter as a percentage of Installation Appointments for Resale Services provided by BA to Covad for the measured calendar quarter) - (Missed Installation Appointments for corresponding retail services provided by BA to BA retail customers for the measured calendar quarter as a percentage of Installation Appointments for corresponding retail services provided by BA to BA retail customers for the measured calendar quarter).

If more than 10% of Covad's orders are rejected or queried by BA,(16) BA shall not be obligated to calculate this Performance Category, to pay a Performance Credit in connection with this Performance Category, or to take investigative or corrective action under Section 3.3 with regard to any Performance Measurement in this Performance Category.

2. Performance Category 6 - Resale Services Maintenance:

--------------------------------------------------------------------------------
  Performance Measurement    Misses Standard  Equals Standard  Exceeds Standard
                                - 1 point         0 points        + 1 point
--------------------------------------------------------------------------------
POTS: % Out of Service         Moderate to       Parity (1)      Moderate to
[greater than] 24 Hours            High                              High
(Resale KSQM 17)               probability                       probability
                                less than                        better than
                                Parity(1)                         Parity(1)
--------------------------------------------------------------------------------
SPECIALS: % Out of Service     Moderate to       Parity (1)      Moderate to
[greater than] 24 Hours            High                              High
(Resale KSQM 17)               probability                       probability
                                less than                        better than
                                Parity(1)                         Parity(1)
--------------------------------------------------------------------------------
POTS: % Repeat Reports         Moderate to       Parity (1)      Moderate to
w/in 30 Days                       High                              High
(Resale KSQM 18)               probability                       probability
                                less than                        better than
                                Parity(1)                         Parity(1)
--------------------------------------------------------------------------------

(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurements with BA's performance for the corresponding Retail measurements set forth in Appendix 1, or, in the absence of appropriate corresponding Retail measurements set forth in Appendix 1, Retail measurements to be reasonably determined and provided by BA.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

                   0 or Greater Points = No Performance Credit

----------
(16) Orders that are rejected or queried by BA because of a failure in the operation of a BA ordering system will not be included in calculations to determine the percentage of Covad's orders that are rejected or queried by BA.

 -1 point = 2 % of Resale Services Recurring Charges for Covad for the measured calendar quarter multiplied by the Lines Out of Service Factor.(1)

-2 points = 4 % of Resale Services Recurring Charges for Covad for the measured calendar quarter multiplied by the Lines Out of Service Factor.(1)

-3 points = 6 % of Resale Services Recurring Charges for Covad for the measured calendar quarter multiplied by the Lines Out of Service Factor.(1)

(1) Lines Out of Service Factor = (Percentage of Covad Resale Services POTS and Specials lines network troubles out of service [greater than] 24 hours - Percentage of BA retail customer POTS and Specials lines network troubles out of service [greater than] 24 hours) x (Covad Resale Services POTS and Specials lines with network troubles out of service [greater than] 24 hours, as a percentage of the measured calendar quarter average total Covad Resale Services POTS and Specials lines in service).

Adjustment of Performance Credit:

In the repair function, mutual responsibilities exist. The responsibility for authorizing a dispatch resides with Covad. Reductions will be made in the Performance Credit if necessary access is not available, or if a dispatch is made and no trouble is found,17 or if trouble is found to be on the Covad customer's side of the network demarcation point (e.g., in premises wiring or customer premises equipment), at a statistically higher rate than the same performance that BA experiences for BA's own retail customers.

--------------------------------------------------------------------------------
                                                   Equals
      Measurement           Misses Standard       Standard     Exceeds Standard
                               - 1 point          0 points         + 1 point
--------------------------------------------------------------------------------
% No Access Rate           Moderate to High      Parity (1)    Moderate to High
                         probability less than                probability better
                               Parity(1)                        than Parity(1)
--------------------------------------------------------------------------------
% Found OK or Trouble      Moderate to High      Parity (1)    Moderate to High
Found on Customer        probability less than                probability better
Premises                       Parity(1)                        than Parity(1)
--------------------------------------------------------------------------------

(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range".

                                  Total Score:
                                  ------------

      0 or Greater Points = No Adjustment to Maintenance Performance Credit

           -1 point = 25 % Reduction of Maintenance Performance Credit

          -2 points = 50 % Reduction of Maintenance Performance Credit

----------
(17) BA will not include in calculations to determine reductions in the Performance Credit a dispatch where no trouble is found if a trouble which should have been found on such dispatch is found on a subsequent dispatch.

Resale Definitions, Conditions, Requirements & Exclusions:

The following definitions, conditions, requirements and exclusions shall apply. In addition, all applicable definitions, conditions, requirements and exclusions set out in other provisions of this Schedule 27.2 shall apply (including, but not limited to, definitions, conditions, requirements and exclusions, pertaining to measurements set out in Appendix 1).

Ordering (OC Timeliness and Reject Timeliness):

1. Performance Measurements and Performance Credits will apply only if: (a) EDI Issue 8 implementing LSOG Issue 2 ordering interface specifications (or such later ordering interface specifications, supported by BA, as BA shall have made available for Covad's use) is in place and is being used by Covad for all Resale Services ordering which can be performed via EDI; or, (b) BA's WebGUI is in place and being used by Covad for all Resale Services ordering which can be performed via BA's WebGUI. Covad must implement later specifications of EDI and later versions of WebGUI within 90 days (or such other shorter period as may be required by this Agreement) after BA has made them available for Covad's use.

2. Covad shall provide to BA forecasts of Resale Services volumes at least six
(6) months prior to the commencement of the measured calendar quarter. Forecasts for Resale Services volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by Covad for each month. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in submitted forecasts by more than 15% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section
3.3. If Covad fails to timely provide the forecasts of Resale Services volumes to BA, BA may exclude Performance Category 5 and the Performance Measurements in Category 5 from calculation of Performance Credits and from taking investigative or corrective action under Section 3.3.

3. When Covad submitted work load for any one hour in a day is more than twice
(2x) the daily average hour Covad submitted work load,(18) all transactions for that day will be deemed to have at least met "Equals Standard" ("O" Points).

4. OC and Reject Timeliness Performance Measurements do not apply to orders with negotiated due dates.

----------
(18) In calculating "the daily average hour Covad submitted work load", the "daily" period used for the calculation shall be deemed to be twelve (12) hours in length.

Provisioning (Missed Installation Appointments):

1. Covad Missed Installation Appointments do not include appointments missed or rescheduled due to the delay, act or omission of Covad, Covad's contractors or vendors,(19) or Covad's customers (including, but not limited to, inability to access interfaces and terminals).

2. If the Expedited Due Dates(20) for any one month in a measured calendar quarter exceed 10% of the total appointments for that month, BA will not be obligated to calculate Performance Category 5 for that month, or the Performance Measurements in Performance Category 5 for that month, and may exclude Performance Category 5 for that month, and the Performance Measurements in Performance Category 5 for that month, from calculation of Performance Credits and from taking investigative or corrective action under Section 3.3.

3. Covad Missed Installation Appointments will be included in the computation only if:

      (a) All order information submitted by Covad was valid (e.g., street address, end user local contact (LCON), Floor/unit number).

      (b) Covad and Covad's customer were available and ready for service at the appointed date and time. Access to Terminal Equipment was available.

      (c) Accurate account and customer information was submitted by Covad.

      (d) Orders were completed as submitted without cancellation after Order Confirmation.

      (e) Covad and Covad's customer were available for testing and cooperative coordination as requested by BA.

4. Covad shall provide to BA forecasts of Resale Services volumes at least six
(6) months prior to the commencement of the measured calendar quarter. Forecasts for Resale Services volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by Covad for each month. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in submitted forecasts by more than 15% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section
3.3. If Covad fails to timely provide the forecasts of Resale Services volumes to BA, BA may exclude Performance Category 5 and the Performance Measurements in Category 5 from calculation of Performance Credits and from taking investigative or corrective action under Section 3.3.

5. If more than 10% of Covad's orders in a month fall out of BA's provisioning systems (i.e., require manual investigation and/or correction), or require correction of Covad provided information during provisioning, BA may exclude Missed Installation Appointment Performance Measurements for that month from the calculation of calendar quarter Performance Measurements and Performance Credits.

----------
(19) For the purposes of Paragraph 1, above, the phrase "Covad's contractors or vendors" does not include BA.

(20) An "Expedited Due Date" is any due date with a shorter interval than the standard interval being offered by BA for the transaction at the time the transaction is requested.

6. Performance Measurement calculations for provisioning will exclude Resale Services provided pursuant to negotiated installation intervals.

Maintenance:

1. Out of Service Over 24 Hours: Excluded will be reports where access was required but not available during the first 24 hours.

2. Measured Trouble Reports include those found to be in the Network:
Disposition Codes 03 (Drops), 04 (Loops) and 05 (Inside Central Office).

3. Covad shall establish a toll free 800 number for BA repair technicians to call for trouble related questions and trouble closeout.

4. The Covad repair center and toll free number must be available 24 hours per day, seven days per week.

D. Interconnection Trunks

1. Performance Category 7 - Interconnection Trunk Provisioning

--------------------------------------------------------------------------------
   Performance Measurement    Misses Standard  Equals Standard  Exceeds Standard
                                  -1 Point         0 Points        + 1 Point
--------------------------------------------------------------------------------
    Provisioning - Missed        Moderate to       Parity(2)       Moderate to
Installation Appointments(1)         High                              High
        (IT KSQM 11)             probability                       probability
                                  less than                        better than
                                  Parity(2)                         Parity(2)
--------------------------------------------------------------------------------

(1) Orders Received after 12:00 Noon Eastern Time will have the "clock" start at 8:00 a.m. on the next business day.

(2) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurement with BA's performance for BA IXC Feature Group D Trunks.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

     Score                   Credit                        Applied to
     -----                   ------                        ----------

 0 or greater        No Performance Credits

   -1 point                   10 %               Trunk Non-Recurring Charges for
                                                 Covad for the measured calendar
                                                             quarter
                                                     multiplied by the Missed
                                                      Installation Factor(3)

(3) Missed Installation Factor = (Missed Covad Trunk Installation Appointments for the measured calendar quarter as a percentage of Covad Trunk Installation Appointments for the measured calendar quarter) - (Missed Installation Appointments for BA IXC Feature Group D Trunks for the measured calendar quarter as a percentage of BA IXC Feature Group D Trunk Installation Appointments for the measured calendar quarter).

Adjustment of Performance Credit:

In the provisioning function, mutual responsibilities exist. In addition to trunks provided by BA to Covad, Covad will provide trunks to BA. If the percentage of Missed Appointments for trunks ordered by BA from Covad exceeds the percentage of missed appointments for trunks ordered by Covad from BA performance, the Performance Credit will be reduced as stated below. (The percentage missed appointment calculation comparison requires a minimum sample size of 50 trunks on both sides to be valid.) Covad shall maintain due date intervals for trunks to be provided by Covad to BA that are no longer than BA's due date intervals for comparable trunks.

                         Trunks Ordered by BA from Covad

----------------------------------------------------------------------------------------------------------------------------
                   Measurement                          100% reduction in Credit             50% Reduction in Credit
----------------------------------------------------------------------------------------------------------------------------
Provisioning of Trunks for BA by Covad - Missed   [greater than] 5 percentage points     [greater than] 2 but [less than
Installation Appointments:                             worse than BA Performance         or equal to] 5 percentage points
                                                                                            worse than BA Performance
----------------------------------------------------------------------------------------------------------------------------

2. Performance Category 8 - Interconnection Trunk Maintenance and Repair

----------------------------------------------------------------------------------------------------------------------------
                   Performance                        Misses Standard          Equals Standard         Exceeds Standard
                   Measurement                           - 1 point                0 points                 + 1 point
----------------------------------------------------------------------------------------------------------------------------
% Out of Service [greater than] 24 Hours             Moderate to High             Parity(1)            Moderate to High
(IT KSQM 17)                                       probability less than                              probability better
                                                         Parity(1)                                      than Parity(1)
----------------------------------------------------------------------------------------------------------------------------

(1) "Parity" will be determined in accordance with the statistical methodology set forth in Appendix 4, "Statistical Methodology for Determining 'Parity' Range". "Parity" will be based upon a comparison of BA's performance for the above Performance Measurement with BA's performance for BA IXC Feature Group D Trunks.

Calculation of Performance Credit:

                                  Total Score:
                                  ------------

     Score                  % Credit                         Applied to
     -----                  --------                         ----------

 0 or greater        No Performance Credits

   -1 point     $ 1.00 Per DS1 Trunk per Day out    Lines Out of Service Factor
                          of service

(1) Lines Out of Service Factor = (Percentage of Covad Interconnection Trunks network troubles out of service [greater than] 24 hours - Percentage of BA IXC Feature Group D Trunks network troubles out of service [greater than] 24 hours) x (Covad Interconnection Trunks with network troubles out of service [greater than] 24 hours, as a percentage of the measured calendar quarter average total Covad Interconnection Trunks in service).

Interconnection Trunk Definitions, Conditions, Requirements & Exclusions:

The following definitions, conditions, requirements and exclusions shall apply. In addition, all applicable definitions, conditions, requirements and exclusions set out in other provisions of this Schedule 27.2 shall apply (including, but not limited to, definitions, conditions, requirements and exclusions, pertaining to measurements set out in Appendix 1).

Provisioning:

1. Performance Measurement calculations for provisioning will be performed only if for the measured calendar quarter a minimum of 50 trunks was installed by BA for Covad and a minimum of 100 IXC Feature Group D trunks was installed by BA for IXCs.

2. Orders must be received electronically, using a BA supported version of BA's electronic Access Service Request System.

3. Performance Measurement calculations for provisioning will exclude trunks provided pursuant to negotiated installation intervals.

4. Performance Measurement calculations for provisioning will be based on comparisons by trunk type (e.g., DS0 with DS0, DS1 with DS1).

5. Covad shall provide to BA forecasts of Interconnection Trunk volumes at least six (6) months prior to the commencement of the measured calendar quarter. Forecasts for Interconnection Trunk volumes (including both number of orders to be submitted and number of items of service to be ordered) shall be submitted by Covad either (a) for each month or (b) for each quarter, in which case the quarterly volume will be pro-rated to a monthly volume. If submission volumes for any one month in a measured calendar quarter vary from forecasted volumes for such month stated in submitted forecasts by more than 15% (plus or minus), BA may exclude that month from consideration in calculating Performance Measurements and Performance Credits and determining whether BA is obligated to take investigative or corrective action under Section 3.3. If Covad fails to timely provide the forecasts of volumes to BA, BA may exclude Performance Category 7 and the Performance Measurements in Category 7 from calculation of Performance Credits and from taking investigative or corrective action under
Section 3.3.

6. Covad Missed Installation Appointments do not include:

      a. Installation Appointments missed or rescheduled due to the delay, act or omission of Covad, Covad's contractors or vendors,(21) or Covad's customers.

      b. Missed Installation Appointments for Covad installations being made to rehome trunks or for network grooming.

----------
(21) For the purposes of Paragraph 6, above, the phrase "Covad's contractors or vendors" does not include BA.

7. Covad Missed Installation Appointments will be included in the computation only if they result in a blockage of traffic that is in excess of standard design blocking thresholds and that is identified and reported to BA by Covad.

8. Covad Missed Installation Appointments will be included in the computation only if:

      a.    All order information submitted by Covad was valid.

      b. Covad was prepared to accept the installation of service at the scheduled time.

      c. Orders were completed as submitted without cancellation after order confirmation.

      d. Covad and Covad's customer were available for testing and cooperative coordination as requested by BA.

9. Covad Missed Installation Appointments include only missed installation appointments for interconnection trunks used one-way.

Maintenance:

1. This Performance Category will be measured no earlier than completion of the WFA inventory for Covad and BA trunks and validation of applicable field procedures.

2. Measured Trouble Reports include those found to be in the Network:
Disposition Codes 04 (Outside Plant) and 05 (Inside Central Office).

3. Applies only to trunks used as per applicable technical specifications.

4. Covad trunks will be included in the computation only if Covad was available for testing and cooperative coordination if requested by BA.

5. Applies only to trunks where blockage exceeding standard design blocking thresholds has been identified and reported by Covad.

6. Applies only to interconnection trunks used one-way.

E. Billing

1. Performance Category 9 - Timeliness of Daily Usage Feed ("DUF") for UNE Switching and Resale Services

---------------------------------------------------------------------------------------------------
Performance Measurement       Misses Standard         Equals Standard         Exceeds Standard
                                 - 1 point                0 points                + 1 point
---------------------------------------------------------------------------------------------------
Timeliness of Daily         [less than] 90% of         90% to 95% of       [greater than] 95% of
Usage Feed                 recorded call events     recorded call events    recorded call events
(CLEC Billing KSQM 21)      in 5 Business Days       in 5 Business Days      in 5 Business Days
---------------------------------------------------------------------------------------------------

Calculation of Performance Credit

                                  Total Score:
                                  ------------

                   0 or Greater Points = No Performance Credit

    -1 point = 0.25 % of DUF Charges (for UNE Switching and Resale Services)
                  for Covad for the measured calendar quarter.

Billing Definitions, Conditions, Requirements & Exclusions:

The following definitions, conditions, requirements and exclusions shall apply. In addition, all applicable definitions, conditions, requirements and exclusions set out in other provisions of this Schedule 27.2 shall apply (including, but not limited to, definitions, conditions, requirements and exclusions, pertaining to measurements set out in Appendix 1).

1. UNE usage (Daily Usage Feed) information is limited to only Unbundled Switching. Measurement with regard to Unbundled Switching will begin no earlier than 4/1/98.

2. Excluded are delays or failures to provide information provided by third parties.

3. Excluded are delays or failures to provide information where the cause of the delay or failure also affects BA's ability to collect and utilize information for itself.

4. Measurement will be made for lines that have been equipped at Covad's request to collect daily usage feed information.

                                  SCHEDULE 27.2

                                   APPENDIX 4

             STATISTICAL METHODOLOGY FOR DETERMINING "PARITY" RANGE

1. For Performance measures where the measure is a yes or no on each measured item: (e.g., % met or not met):

Measurement Objective:

To determine if the level of service provided to Covad is, on average, similar to or different from the level of service BA provides to other BA customers.

The following methodology applies to service in which in each instance of its provision, the outcome can be categorized as a success or a failure (e.g., was the appointment missed, was a customer's line out of service for more than 24 hours, etc.).

Now, let xij = the ith customers score on service; where xij = 0 if the outcome is categorized as a success xij = 1 if the outcome is categorized as a failure

More specifically, let

            (SIGMA) x1ij = the number of Covad customers' instances of service categorized as a failure

The standard of service against which the instances of service to Covad's customers will be compared is the average of that provided by BA to its own customers, viz.


       P0j  =   (SIGMA) x0ij  where N0j is the number of instances of provision
                ------------  of service j to BA's customers
                     N0j

The service index calculated for Covad for service j and which will be compared against the service standard Poj is given by:

       P1j  =   (SIGMA) x1ij  where N1j is the number of instances of provision
                ------------  of service j to Covad's customers
                     N1j

It is assumed that N0j will be large relative to N1j ; and that N1j may in fact, for certain j, be small.

The assumption can be made that the N1j constitutes a sample taken from a larger population comprised of N0j ; i.e., instances of service provision like those provided to BA customers. In this case the N1j are not technically a subset (i.e., sample) of N0j. But for the purposes of the model we assume that if Covad customers are being treated the same as BA customers, then the distribution of the x0ij and the x1ij; should be identical, hence our viewing N1j as a sample of N0j.

If such an assumption is correct then the value P1j should be similar to the value P0j. If it is not correct, then the two values would be expected to be different with the magnitude of the difference reflecting how different the two populations are, and by implication, how different the service level to each.

The question that arises is how close must P1j and P0j be to conclude that the two populations received similar levels of service and how different must they be to conclude they did not.

If we assume N1j is a sample taken from a universe identical to the BA universe, then it is possible to derive the distribution of possible values of P1j that could occur when drawing a sample of size N1j from such a universe. If N1j is adequately large, (viz., if N1j is greater than 30) these values will follow a normal distribution and have:

      Expected value = E (x)  =  N1j x P0j
            and
      the Variance = Var (x)  =  N1j x P0j (1-P0j)

If the CLEC population is in fact identical (or very nearly so) to the BA population, then most values of P1j would lie close to P0j, and if the populations were not identical than most values of P1j would lie further from P0j with the magnitude of the differences reflecting how different the two underlying populations are and, by implication, how different the level of service provided the two populations.

It is possible to evaluate how likely it is that the N0j and the N1j instances of service are, on average, the same by evaluating how likely it would be by chance alone to observe a difference as large as the one in fact observed, viz. P0j - P1j.

The procedure for performing this evaluation is as follows:

1. Calculate the BA service standard for service j as follows:

       P0j  =   (SIGMA) x0ij
                ------------
                     N0j

2. Calculate the level of service provided to Covad as follows:

       P1j  =   (SIGMA) x1ij
                ------------
                     N1j

3. Calculate an index of service level comparability, z, as follows:

      z = (P0j-P1j)/[square root](P0j(1-P0j)/N1j)

4. Evaluate the probability of similar or dissimilar services for BA and CLEC customers as follows:

[less than] -0.83     o Probability is moderate to high that Covad customers are
("Misses                more poorly served than BA customers.
Standard")

-0.83 to 0.83         o Probability is weak that Covad customers are more poorly
("Parity")              served than BA customers, or the probability is high
                        that Covad customers are served the same as BA
("Equals                customers, or the probability is weak that Covad
Standard")              customers are better served than BA customers.

[greater than] 0.83   o Probability is moderate to high that Covad customers are
("Exceeds               better served than BA customers.
Standard")

For the purposes of Performance Metrics listed in Appendix 2 to which the statistical methodology set forth in this Appendix 4, Section 1 is applicable, and Performance Measurements listed in Appendix 3 to which the statistical methodology set forth in this Appendix 4, Section 1 is applicable, BA's performance will be deemed: (a) to have missed or failed to meet the "Parity" standard ("Misses

Standard") if the result is [less than] -0.83 ("Probability is moderate to high that Covad customers are more poorly served than BA customers"); (b) to have equaled or met the "Parity" standard ("Equals Standard") if the result is -0.83 to 0.83 (i.e., "Probability is weak that Covad customers are more poorly served than BA customers, or the probability is high that Covad customers are served the same as BA customers, or the probability is weak that Covad customers are better served than BA customers"); or, (c) to have exceeded the "Parity" standard ("Exceeds Standard") if the result is [greater than] 0.83 ("Probability is moderate to high that Covad customers are better served than BA customers").

2. For Performance measures where the measure is a variable measure: (e.g., cycle time):

Measurement Objective:

To determine, for those services for which performance level is measured as an elapsed time, if the level of service provided to Covad is, on average, similar to or different from the level of service BA provides to other BA customers.

Methodology:

The following methodology applies to service in which in each instance of its provision, the outcome is represented as a measurement of an interval of time (e.g., 10 minutes, 2.5 hours, 3.5 days, etc.). For example, "time to restore service."

Define the variable X, as duration of interval being measured (e.g., time to restore service in hours)

Now, let    Nj   =  the number of instances of service j for BA customers

            nj   =  the number of instances of service j for Covad customers

            xij  =  BA's ith customer's score on service j   i = 1,2,3...Nj

            x'ij =  Covad's ith customer's score on service j   i = 1,2,3...nj

1. Calculate the average duration for service j for all Bell Atlantic customers as follows:

      Average duration of BA customers = [GRAPHIC OMITTED]

2. Calculate the standard deviation of the duration scores on service j for all BA customers as follows:

      Standard deviation of BA customer's scores = [GRAPHIC OMITTED]

3. Calculate the average duration for service j for all Covad customers as follows:

      Average duration of Covad customers = [GRAPHIC OMITTED]

4. Calculate an Index of parity:

      Having determined the following values:

                  Nj = the number of instances of service j for BA customers nj = the number of instances of service j for Covad customers

   [GRAPHIC OMITTED] = the average duration for all BA customers

   [GRAPHIC OMITTED] = the standard deviation of duration scores for all BA customers

   [GRAPHIC OMITTED] = the average duration for all Covad customers

      Derive an index of parity as follows:

            Index of Parity = [GRAPHIC OMITTED]

where values of the index less than 0.0 indicate Covad customers are being serviced on average with less delay (i.e., better) than BA customers, values of the index greater than 0.0 indicate Covad customers are being serviced on average with more delay (i.e., worse) than BA customers,

and

where greater absolute values of the index, t, indicate increasingly less likelihood that the observed differences between Covad and BA customers' is due to chance variation, or what is called sampling error, and greater likelihood the difference is due to other than chance factors.

5. Interpret the Index of Parity by referring to the Parity Translation Table and following these steps:

      a. Note the value of nj as determined previously, and calculate the value nj-1

      b. Locate the value of nj-1 in the first column of the parity index translation table

      c. Inspect the ranges of values of t in the row of the table corresponding to your value of nj-1, locating the range containing the value of t corresponding to the one you calculated.

      d. Look at the top of the column containing the value of t corresponding to the one you calculated and read the interpretation of the calculated index.

For the purposes of Performance Metrics listed in Appendix 2 to which the statistical methodology set forth in this Appendix 4, Section 2 is applicable, and Performance Measurements listed in Appendix 3 to which the statistical methodology set forth in this Appendix 4, Section 2 is applicable, BA's performance will be deemed: (a) to have missed or failed to meet the "Parity" standard ("Misses Standard") if the result as shown on the Parity Translation Table is "Probability that CLEC customers Serviced worse than BA's Customers is High" or "Probability that CLEC customers Serviced worse than BA's Customers is Moderate"; (b) to have equaled or met the "Parity" standard ("Equals Standard") if the result as shown on the Parity Translation Table is "Probability that CLEC customers Serviced worse than BA's Customers is Weak", "Probability CLEC & BA Customers Serviced the Same is High", or "Probability that CLEC Customers Serviced Better than BA's Customers is Weak"; or, (c) to have exceeded the "Parity" standard ("Exceeds Standard") if the result as shown on the Parity Translation Table is "Probability CLEC Customers Serviced Better than BA's Customers is Moderate" or "Probability that CLEC Customers Serviced Better than BA's Customers is High").

                            Parity Translation Table

                                                                       Exhibit A

                 BELL ATLANTIC -WASHINGTON, D.C., INC. AND COVAD

                    DETAILED SCHEDULE OF ITEMIZED CHARGES(1)

A.  BA Services, Facilities, and Arrangements:
-------------------------------------------------------------------------------------------------------------------------------
             BA Service                                                 Non-Recurring             Recurring
-------------------------------------------------------------------------------------------------------------------------------
1.a          Entrance facilities, and transport, as appropriate, for    Per interstate [BA FCC 1 Sec. 6.9.1.] access tariffs
             Interconnection at BA End Office, Tandem Office, or        for Feature Group D service
             other Point of Interconnection
                                                                        Illustrative:

                                                                        Interstate non-recurring: $1, plus $1 switched access
                                                                        connection charge per trunk; DS-1 entrance facility
                                                                        $210-$212/mo.
-------------------------------------------------------------------------------------------------------------------------------
1.b          Collocation and related services for Interconnection at    Per interstate [BA FCC 1 Sec. 19] access tariffs2
             BA End Office, Tandem Office
-------------------------------------------------------------------------------------------------------------------------------
1.c.         Transit arrangements (for Interconnection between Covad    Per tariffs cited in      Per interstate [BA FCC 1
             and carriers other than BA)                                sections 1.a. and 1.b.    Sec. 6.9.1.B] for tandem
                                                                        above, as applicable;     switching and tandem
                                                                        separate trunks           switched transport
                                                                        required for IXC
                                                                        subtending trunks         Illustrative:

                                                                                                  Interstate tandem switching
                                                                                                  $.000800/mou, tandem
                                                                                                  switched transport
                                                                                                  $.000279/mou plus
                                                                                                  $.000030/mou/mile
-------------------------------------------------------------------------------------------------------------------------------

----------
(1) All rates set forth herein, as applied to wholesale discount of retail Telecommunications Services, unbundled Network Elements or call transport and/or termination of Local Traffic purchased for the provision of Telephone Exchange Service or Exchange Access, shall be interim rates. These interim rates shall be replaced on a prospective basis by such permanent rates (applicable to unbundled Network Elements or call transport and/or termination of Local Traffic purchased for the provision of Telephone Exchange Service or Exchange Access) as may be approved by the Commission. At such time as such permanent rates have been approved by the Commission, the Parties shall append to this Exhibit an Exhibit AA, setting forth such rates, which Exhibit AA the Parties shall update periodically as necessary.

(2) Pending approval of the BA intrastate collocation tariff, all collocation services shall be charged at rates found in BA FCC 1 sec. 19.

                                                                       Exhibit A

-------------------------------------------------------------------------------------------------------------------------------
1.d.         911 Interconnection                                        Per tariffs cited in 1.a., 1.b., and 1.c. above, as
                                                                        applicable, for entrance facility plus applicable
                                                                        transport, or Collection Arrangement at 911 tandem
-------------------------------------------------------------------------------------------------------------------------------
1.e.         Director assistance transport                              Per interstate access     Per interstate access
                                                                        tariff; BA FCC 1 Sec.     tariff; BA FCC 1 Sec. 9.6.B
                                                                        9.6.B
                                                                                                  Illustrative:

                                                                                                  Per call rate $.000082
                                                                                                  fixed, $.000019 per mile,
                                                                                                  $.000353 tandem switching,
                                                                                                  $.002311 interconnection

-------------------------------------------------------------------------------------------------------------------------------
1.f.         Operator services (call completion) Transport              Per contract attached hereto
-------------------------------------------------------------------------------------------------------------------------------
2.           Unbundled elements                                         Available as listed herein and in interstate and
                                                                        intrastate tariffs, and pursuant to Section 11 of the
                                                                        Agreement
-------------------------------------------------------------------------------------------------------------------------------
3.           Poles, ducts, conduits, ROW                                Per contract rates pursuant to 47 U.S.C.ss.224

                                                                        Illustrative:

                                                                        Duct: $5.50/foot/yr.
                                                                        Pole: $4.00/attachment/yr.
-------------------------------------------------------------------------------------------------------------------------------
4.a          Local loop transmission                                    Interim rates as          Interim rates as follows
                                                                        follows until             until Commission determines
             Unbundled Local Loop Element and cross-connect to basic    Commission determines     permanent rates:
             links                                                      permanent rates:
             ------------------------------------------------------------------------------------------------------------------
             2 Wire Analog (POTS Loops) & 4 Wire Loops                  $5.00/Service Order       $10.81/2 wire loop/month

                                                                        Installation:             $21.62 /4 wire loop/month

                                                                        $28.00/ loop for cases
                                                                        where end user not
                                                                        previously a BA customer
                                                                        $14.00/ loop for case
                                                                        where end user already
                                                                        served by a BA loop

                                                                       Exhibit A

-------------------------------------------------------------------------------------------------------------------------------
4.a (Cont.)  ISDN Loops                                                 Service Order: $31.97     $17.52/Month
                                                                        Installation:

                                                                        If premises visit not
                                                                        required, initial &
                                                                        each additional loop -
                                                                        $19.99

                                                                        If premises visit
                                                                        required, initial loop
                                                                        - $101.79

                                                                        If premises visit
                                                                        required, additional
                                                                        loop - $43.11
             ------------------------------------------------------------------------------------------------------------------
             DS-1 Loops                                                 Service Order: $25.37     $187.18/Month

                                                                        Installation:

                                                                        If premises visit not
                                                                        required, initial &
                                                                        each additional loop -
                                                                        $61.22

                                                                        If premises visit
                                                                        required, initial loop
                                                                        - $157.27

                                                                        If premises visit
                                                                        required, additional
                                                                        loop - $98.59
             ------------------------------------------------------------------------------------------------------------------
             2 Wire ADSL Loops                                          TBD                       TBD
             ------------------------------------------------------------------------------------------------------------------
             2 Wire & 4 Wire HDSL Loops                                 TBD                       TBD
             ------------------------------------------------------------------------------------------------------------------
             Distance Extensions for various ULL types for distances    TBD                       TBD
             exceeding transmission characteristics in applicable
             technical references.
             ------------------------------------------------------------------------------------------------------------------
             Cross Connection to POTS loop                              No charge                 $1.04/month
             ------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
4.b.         Special construction charges                               As applicable per BA-DC PSC 203 sec. 2
-------------------------------------------------------------------------------------------------------------------------------

                                                                       Exhibit A

-------------------------------------------------------------------------------------------------------------------------------
4.c.1.       Service Technician Charges (Maintenance Service Charges)   Per BA Companies Administrative Guidelines
             (service technician work on unbundled loops outside of     (Deregulated Services) Sec. 2.D.2
             the central office)
                                                                        Illustrative:

                                                                        Initial visit charge $42.00
                                                                        Work charge (per quarter hour) $16.00
-------------------------------------------------------------------------------------------------------------------------------
4.c.2        Central office technician charges (Maintenance Service     Per interstate [BA FCC 1 Sec. 19.7.7] tariff.
             Charges)
                                                                        Normal Working Hours: First 1/2 hour or fraction
                                                                        thereof $90.00/technician. Each Additional 1/2 hour or
                                                                        fraction thereof $30.00/technician.

                                                                        Overtime: First 1/2 hour or fraction thereof
                                                                        $100.00/technician. Each Additional 1/2 hour or
                                                                        fraction thereof $40.00/technician.

                                                                        Premium Time: First 1/2 hour or fraction thereof
                                                                        $120.00/technician. Each Additional 1/2 hour or
                                                                        fraction thereof $50.00/technician.
-------------------------------------------------------------------------------------------------------------------------------
5.a.         Trunk Side local transport                                 Per interstate [BA FCC 1 Sec. 6.9.1.C] tariffs

             DS-1 transport                                             Illustrative recurring:
                                                                        Interstate $60/mo fixed, $17.70/mile/mo.
-------------------------------------------------------------------------------------------------------------------------------
5.b.         DS-3 transport                                             Tariff reference see 5.a. above.

                                                                        Illustrative recurring:
                                                                        Interstate $900/mo. fixed, $180/mile/mo.
-------------------------------------------------------------------------------------------------------------------------------
5.c.         Mid-span meet arrangements                                 To be charged in accordance with the requirements of
                                                                        Section 4.3 of the Agreement
-------------------------------------------------------------------------------------------------------------------------------
6.           Local switching(3)
             Unbundled Switching Element                                $6/service order per      $0.003/mou of local switch
                                                                        line to establish or      usage
                                                                        modify service

             POTS switch Port                                           $6/service order plus     $1.55/mo.
                                                                        $6/port
-------------------------------------------------------------------------------------------------------------------------------

---------------
(3) In addition to the recurring and non-recurring rates set forth herein for unbundled switching elements, BA may levy upon a purchaser of such elements any access charges (or portion thereof) permitted by Applicable Laws.

(4) These non-recurring rates shall apply only if BA is required to dispatch a technician to the premises to effect a NID-to-NID access. The rates set forth in 4.c.1 shall apply for NID rearrangements.

                                                                       Exhibit A

-------------------------------------------------------------------------------------------------------------------------------
7            Network Interface Device                                   $11.61/Service Order4     $1.01/Month
                                                                        $38.50/Premises Visit
                                                                        $14.69 Labor
                                                                        Charge/Quarter Hour
                                                                        After First Quarter Hour
-------------------------------------------------------------------------------------------------------------------------------
8.a.         Operator Services                                          No charge
             911 service (data entry; database maintenance)
-------------------------------------------------------------------------------------------------------------------------------
8.b.         Directory assistance                                       Per separate contract; branding available
                                                                        Directory transport per section 1.e above
-------------------------------------------------------------------------------------------------------------------------------
8.c.         Operator call completion                                   Per separate contract; branding available
-------------------------------------------------------------------------------------------------------------------------------
9.a.         White pages directory listings                             $5.00 per primary
                                                                        listing per number
-------------------------------------------------------------------------------------------------------------------------------
9.b.         Books & delivery (annual home area directories only)       No charge for normal numbers of books delivered to end
                                                                        users; bulk deliveries to Covad per separate
                                                                        arrangement
-------------------------------------------------------------------------------------------------------------------------------
9.c.         Additional listings, changes to listings, non-listed,      Per BA-DC PSC 203 sec.3   Per BA-DC PSC 203 sec.4
             non-published, and other extra services                    tariff                    tariff

                                                                        Illustrative:             Illustrative:

                                                                        Change to listing:        Additional listing:
                                                                        $21.06 Residence          $1.50/mo. residence or
                                                                        $31.50 Business           business

                                                                                                  Non-list: $.43/mo.
                                                                                                  residence or business

                                                                                                  Non-published:
                                                                                                  $.81/mo. residence or
                                                                                                  business
-------------------------------------------------------------------------------------------------------------------------------
10.          Access to telephone numbers (NXX codes issued per ICCF     No charge
             Code Administration Guidelines)
-------------------------------------------------------------------------------------------------------------------------------

---------------
(4) These non-recurring rates shall apply only if BA is required to dispatch a technician to the premises to effect a NID-to-NID access. The rates set forth in 4.c.1 shall apply for NID rearrangements.

                                                                       Exhibit A

-------------------------------------------------------------------------------------------------------------------------------
11.a.        SS7 Interconnection                                        Per interstate [BA FCC    Per interstate [BA FCC 1
                                                                        1 Sec. 6.9.1.G] tariff    Sec. 6.9.2.A] tariff

                                                                                                  Illustrative:

                                                                                                  Interstate:  STP ports,
                                                                                                  $900.00/mo. STP access,
                                                                                                  $3.50/mile/mo.
-------------------------------------------------------------------------------------------------------------------------------
11.b.        LIDB Interconnection                                       Per tariff [BA FCC 1      Per tariff [BA FCC 1 Sec.
                                                                        Sec. 6.9.1M]              6.9.1M]

                                                                        Illustrative:             Illustrative:

                                                                        Originating point code,   Query validation:
                                                                        $125                      $.04/query
                                                                                                  Query transport:
                                                                                                  $.0002/query
-------------------------------------------------------------------------------------------------------------------------------
11.c         800/888 data base Interconnection                          No separate charge        Per interstate [BA FCC 1
                                                                        (included in FGD trunk    Sec. 6.9.1.N] tariff
                                                                        and STP links)
                                                                                                  Illustrative:

                                                                                                  Interstate basic query,
                                                                                                  $.003493/query; vertical
                                                                                                  feature package,
                                                                                                  $.000329/query
-------------------------------------------------------------------------------------------------------------------------------
12.a.        Interim number portability through co-carrier call         Track & true-up until interim funding mechanism
             forwarding                                                 established by Commission.
-------------------------------------------------------------------------------------------------------------------------------
12.b.        Access pass-through to number portability purchaser        In accordance with Section 14.5 of Agreement
-------------------------------------------------------------------------------------------------------------------------------
13.          Local dialing parity                                       No charge
-------------------------------------------------------------------------------------------------------------------------------
14.a.        Reciprocal call termination

             Local Traffic delivered by Covad to BA Interconnection     Not applicable            $.003/mou End Office
             Point                                                                                Termination

                                                                                                  $.005/mou Tandem Termination

                                                                                                  Calculated in accordance
                                                                                                  with note 9 below
-------------------------------------------------------------------------------------------------------------------------------

                                                                       Exhibit A

-------------------------------------------------------------------------------------------------------------------------------
14.b.        Access charges for termination of intrastate and           Not applicable            Per interstate access
             interstate Toll Traffic                                                              tariffs (charged in
                                                                                                  conjunction with Local
                                                                                                  Traffic, using PLU and PIU,
                                                                                                  as appropriate)
-------------------------------------------------------------------------------------------------------------------------------
15.a         Wholesale rates for resale of telecommunications           Percentage discount from retail tariff6
             services provided to end users(5)
-------------------------------------------------------------------------------------------------------------------------------
15.b         Resale of retail Telecommunications Services if Covad      24.70% or discount as determined by further
             provides own Operator Services                             Commission Order(7)
-------------------------------------------------------------------------------------------------------------------------------
15.c         Resale of retail Telecommunications Services if Covad      16.57% or discount as determined by further
             uses BA Operator Services                                  Commission Order(8)
-------------------------------------------------------------------------------------------------------------------------------
16.a         Access to Pre-Ordering OSS                                                           $.27/Query
-------------------------------------------------------------------------------------------------------------------------------
16.b         Access to Ordering OSS                                                               $4.65/Transaction
-------------------------------------------------------------------------------------------------------------------------------
16.c         Access to Provisioning OSS                                                           Included in Ordering
-------------------------------------------------------------------------------------------------------------------------------
16.d         Access to Maintenance & Repair OSS
                 ECG Access                                                                       $.27/Query
                 EB/OSI Access                                                                    $1.26/Trouble Ticket
-------------------------------------------------------------------------------------------------------------------------------
16.e.1       Access to Billing OSS; CD-ROM                                                        $267.85/CD-ROM
-------------------------------------------------------------------------------------------------------------------------------
16.e.2       Access to Billing OSS; Daily Usage File
                 Existing Message Recording                                                       $.000281/Message
-------------------------------------------------------------------------------------------------------------------------------
16.e.3       Access to Billing OSS; Daily Usage File Delivery

                 Data Tape                                              $66.66/Programming Hour   $20.64/Tape

                 Network Data Mover                                     Not Applicable            $.000101/Message

                 CMDS                                                   $66.66/ Programming Hour  $.000101/Message
-------------------------------------------------------------------------------------------------------------------------------

---------------
(5) Excludes telecommunications services designed primarily for wholesale, such as switched and special access, and, subject to Section 12 of the Agreement, the following additional arrangements that are not subject to resale: limited duration promotional offerings (90 days or less), public coin telephone service, and technical and market trials. Taxes shall be collected and remitted by the reseller and BA in accordance with legal requirements and as agreed between the Parties. Surcharges (e.g., 911, telecommunications relay service, universal service fund) shall be collected by the reseller and ether remitted to the recipient agency or NECA, or passed through to BA for remittance to the recipient agency or NECA, as appropriate and agreed between the Parties. End user common line charges shall be collected by the reseller and remitted to BA.

(6) Pending establishment of mechanized billing procedures adapted to resale, the Parties will agree upon a composite "bottom-of-the-bill" discount that reflects the discounts and exclusions identified herein, and such other adjustments as the Parties agree.

(7) Wholesale discount does not apply to telecommunications relay service charge embedded in BA's retail rates.

(8) See note 7 above.

                                                                       Exhibit A

-------------------------------------------------------------------------------------------------------------------------------
16.e.4       Access to Billing OSS; Daily Usage File Transport

                 9.6 kb Communications Port                             $8,552.71/Port            $11.13/Month

                 56 kb Communications Port                              $35,394.48/Port           $30.72/Month

                 256 kb Communications Port                             $58,920.86/Port           $30.72/Month

                 T1 Communications Port                                 $210,246.64/Port          $390.10/Month

                 Line Installation                                      $66.66/Programming Hour

                 Port Set-up                                            $10.70/Port

                 Network Control Programming Coding                     $66.66/ Programming Hour
-------------------------------------------------------------------------------------------------------------------------------
17           Customized Routing

                 To Reseller Platform                                   $4.52/Line                $.29513/Line/ Month

                 To BA Platform for Re-Branding                         $4.52/Line                $.09838/Call

                 Customized Routing Transport                           See sections 1 &5 above.  See sections 1 &5 above.
-------------------------------------------------------------------------------------------------------------------------------

                                                                       Exhibit A

B.   Covad Services, Facilities and Arrangements:

-------------------------------------------------------------------------------------------------------------------------------
             Covad Service                                              Non-recurring               Recurring
             -------------                                              -------------               ---------
-------------------------------------------------------------------------------------------------------------------------------
1.a.         Interim Number Portability through co-carrier call         Track & true-up until interim funding mechanism
             forwarding                                                 established by Commission.
-------------------------------------------------------------------------------------------------------------------------------
1.b.         Access pass-through to number portability purchaser        In accordance with Sec. 14.5 Agreement
-------------------------------------------------------------------------------------------------------------------------------
2.           Local dialing parity                                       No charge
-------------------------------------------------------------------------------------------------------------------------------
3.a.         Reciprocal call termination

             Local Traffic delivered to Covad Interconnection Point     Not applicable              $.003/mou End Office
                                                                                                    Termination

                                                                                                    $.005/mou Tandem
                                                                                                    Termination Calculated in
                                                                                                    accordance with note 9
                                                                                                    below
-------------------------------------------------------------------------------------------------------------------------------
3.b.         Access charges for termination of intrastate and           Not applicable              Per Covad interstate and
             interstate Toll Traffic                                                                intrastate access rates
                                                                                                    (charged in conjunction
                                                                                                    with Local Traffic, using
                                                                                                    PLU and PIU, as
                                                                                                    appropriate)
-------------------------------------------------------------------------------------------------------------------------------
4.           All other Covad services available to BA for purposes of   Available at Covad tariffed or otherwise generally
             effectuating local exchange competition                    available rates, not to exceed BA rates for
                                                                        equivalent services available to Covad
-------------------------------------------------------------------------------------------------------------------------------
5.           Other Services                                             To be negotiated if Covad elects to route BA
                                                                        information services traffic

             Information Service billing fee
-------------------------------------------------------------------------------------------------------------------------------

                                                                       Exhibit A

9     LOCAL TRAFFIC TERMINATION RATES

A.    Charges by BA

      (a)   Traffic delivered to BA Tandem: $.005 per mou
      (b) Traffic delivered directly to terminating BA End Office: $.003 per mou

B.    Charges by Covad

1.    Single-tiered interconnection structure:

      Covad's rate for the termination of BA's Local Traffic from a BA Tandem under the single-tiered interconnection structure shall be recalculated once each year on each anniversary of the Effective Date (the "Rate Determination Date"). The methodology for recalculating the rate is as follows:

      Access Tandem Minutes = Total minutes of use of Local Traffic delivered by Covad to the BA Tandem for most recent billed quarter.

      End Office Minutes = Total minutes of use Local Traffic delivered by Covad directly to the terminating BA End Office for most recent billed quarter.

      Total Minutes = Total minutes of use of Local Traffic delivered by Covad to BA for most recent billed quarter.
      Covad Charge at the Covad-IP =
      (Tandem Minutes x $.005) + (End Office Minutes x $.003)/ Total Minutes

      For the first year after the Effective Date, the Covad charge shall be calculated based on the traffic data of the quarter immediately preceding such Effective Date or, if no such data is available, at the average rate of $.004 per mou.

2. Multiple-tiered interconnection structure (if provided pursuant to subsection 4.1.4 of the Agreement or offered by Covad to any carrier):

      (a)   Local Traffic delivered to Covad Tandem: $.005 per mou
      (b) Local Traffic delivered to terminating Covad End Office/node: $.003 per mou

C.    Miscellaneous Notes

1. The Covad termination rate under the single-tiered interconnection structure set forth above is intended by the Parties to be a Local Traffic termination rate for Interconnection to the Covad-IP within each LATA that is reciprocal and equal to the actual rates that will be charged by BA to Covad under the two-tiered Local Traffic termination rate structure described above. Under this single-tiered interconnection structure, the Covad termination rate for Local Traffic is also intended to provide financial incentives to Covad to deliver traffic directly to BA's terminating End Offices once Covad's traffic volumes reach an appropriate threshold. The Parties agree that the Reciprocal Compensation rate(s) set forth herein recover a reasonable approximation of each Party's additional costs of terminating calls that originate on the network facilities of the other Party

SCHEDULE 6.3

RATE ELEMENTS UNDER MEET POINT BILLING

Interstate Access - Terminating to or originating from COVAD Customers

Rate Element                                  Billing Company
------------                                  ---------------
Carrier Common Line                                COVAD
Local Switching                                    COVAD
Interconnection Charge                             COVAD
Local Transport Facility/
  Tandem Switched Transport Per Mile               Based on negotiated billing
                                                   percentage (BIP)
Tandem Switching                                   BA
Local Transport Termination/
  Tandem Switched Transport Fixed                  BA
Entrance Facility                                  BA
800 Database Query                                 Party that performs query

Intrastate Access - Terminating to or originating from COVAD Customers (Pre-LTR tariff)

Rate Element                                  Billing Company
------------                                  ---------------
Carrier Common Line                                COVAD
Local Switching                                    COVAD
Transport                                          Based on negotiated billing
                                                   percentage (BIP)

Intrastate Access - Terminating to or originating from COVAD Customers (Post-LTR tariff)

Rate Element                                  Billing Company
------------                                  ---------------
Carrier Common Line                                COVAD
Local Switching                                    COVAD
Interconnection Charge                             COVAD
Local Transport Facility/
  Tandem Switched Transport Per Mile               Based on negotiated billing
                                                   percentage (BIP)
Tandem Switching                                   BA
Local Transport Termination/
  Tandem Switched Transport Fixed                  BA
Entrance Facility                                  BA
800 Database Query                                 Party that performs query

EXHIBIT B

                          BONA FIDE REQUEST PROCEDURES

1. The following procedures shall apply to any Bona Fide Request submitted by Covad to BA for: (a) an Interconnection or access to an unbundled Network Element not otherwise provided hereunder at the time of such request, (b) an Interconnection or connection to a Network Element that is different in quality to that which BA provides to itself at the time of such request,
      (c) Collocation at a location other than a BA Central Office, and (d) such other arrangement, service, or Network Element for which a BFR is required under the Agreement. Items (a) through (d) above may be referred to individually as a "BFR Item." The BFR procedures set forth herein do not apply to those services requested pursuant to Report & Order and Notice of Proposed Rulemaking 91-141 (rel. October 19, 1992), Paragraph 259 and Footnote 603 or subsequent orders.

2. A BFR shall be submitted in writing and shall include a technical description of each requested BFR Item, and a forecast (e.g. volume requested, locations, dates) for such Item.

3. Covad may cancel a BFR at any time, but shall pay BA's reasonable and demonstrable costs of processing, implementing the BFR, and/or developing the BFR Item up to the date of cancellation, and any wind-up costs resulting therefrom.

4. Within fifteen (15) business days of receipt of the BFR, BA will respond in one of the following ways:

      (a) provide confirmation that the BFR is technically feasible and the date BA will deliver a price proposal, including a service description, pricing and an estimated schedule for availability;

      (b) request a face-to-face meeting between technical representatives of both Parties to further explain the request;

      (c) inform Covad that BA must do laboratory testing (at Covad's expense) to determine whether the request is technically feasible;

      (d) inform Covad that BA must do field testing (at Covad's expense) to determine whether the request is technically feasible;

      (e) inform Covad that it is necessary for the Parties to undertake a joint technical/operational field test (at Covad's expense) in order to determine both technical feasibility and operational cost impacts; or

      (f) provide a written explanation that it is not technically feasible to comply with the request and/or the BFR Item does not qualify as one that is required to be provided under the Act.

5. Within ten (10) business days of receiving BA's response from Step 4(c), 4(d), or 4(e), Covad shall:

      (a) negotiate a mutually agreeable schedule for BA's testing and agree to pay BA for the testing costs, in the case of Steps 4(c) or (d); or

      (b) negotiate a mutually agreeable schedule for joint technical/operational field testing, and agree to pay BA the costs, in the case of Step 4(e).

6. Within ten (10) days of receiving BA's confirmation (from Step 4(a)), Covad shall:

      (a) accept BA's price proposal date and agree to pay BA the cost of developing the proposal;

      (b) negotiate a different date for BA to deliver the price proposal, and agree to pay BA the cost of developing the proposal; or

      (c)   abandon the request.

7. Unless the Parties have agreed to another date, BA will deliver the BFR Item price proposal to Covad in response to Step 5 or Step 6 as soon as reasonably practicable, but no later than ninety (90) days from the date BA provided the price proposal date, unless such delivery is technically unreasonable given the nature of the BFR. The price proposal shall include a service description of the BFR Item, the costs, including costs associated with the development of the BFR Item, and an estimated availability schedule.

8. Covad accepts BA's price proposal or negotiates mutually acceptable changes.

9.    BA makes the BFR Item available in accordance with Step 7.

10. Unless the Parties otherwise agree, all prices shall be consistent with the pricing principles of the Act and any applicable FCC or Commission rules, regulations, or orders.

11. If a Party to a BFR believes that the other Party is not requesting, or negotiating or processing the BFR in good faith, or disputes a determination, or price or cost quote, or is failing to act in accordance with Section 251 of the Act, such Party may seek mediation or arbitration by the Commission pursuant to Section 252 of the Act.

                                                                       EXHIBIT C

                       DIRECTORY ASSISTANCE AND INTRALATA
                       CALL COMPLETION SERVICES AGREEMENT

      THIS AGREEMENT is made, effective this _____ day of _____________ 19___, by and between Bell Atlantic - __________________, Inc., (hereinafter referred to as "Bell Atlantic"), a __________________________ corporation, with offices at _____________________________________, and _______________________________,
hereinafter referred to as "Carrier", a ______________________ corporation with offices at _______________________________________.

1. SCOPE AND TERM OF AGREEMENT

1.1 Scope This Agreement sets forth the terms and conditions which shall govern the use of and payment for Directory Assistance (DA) Service and IntraLATA Call Completion Service (hereinafter collectively referred to as "Services") to be provided by Bell Atlantic, or its affiliated companies, to Carrier. Carrier shall subscribe to and pay for Services for Carrier's local exchange customers in the ___________ LATA(s).

1.2 Term The initial term of this Agreement shall be one (1) year and commence as of 12:01 a.m. on the date first written above. At the end of this initial term, or any subsequent renewal term, this Agreement shall automatically renew for an additional period of one (1) year unless either party provides written notice to the other of its intent to terminate at least three (3) months prior to the expiration of the then current term.

2. DESCRIPTION OF SERVICES

2.1 Directory Assistance (DA) Service

      a) Directory Assistance Service shall consist of 1) directory transport by Bell Atlantic from the point of Bell Atlantic's interconnection with Carrier's trunks to Bell Atlantic's designated DA locations, and 2) the provision of telephone number listings by Bell Atlantic operators in response to calls from Carrier's local exchange customers located in the LATA(s) designated in Section 1.1.

      b) A maximum of two requests for telephone numbers will be accepted per DA call. A "DA call" as used in this Agreement shall mean a call answered by or forwarded to Bell Atlantic, regardless of whether a telephone number is requested, provided, or available. The listings that will be available to Carrier's customers are those telephone numbers that are listed in Bell Atlantic's DA records for the LATA(s) designated in Section 1.1.

2.2 IntraLATA Call Completion Service IntraLATA Call Completion Service consists of the live and automated local and toll call completion services specified in Appendix B, including the completion of collect, card and bill-to-third party calls; busy line verification; customer requested interrupt; and other assistance to Carrier's local exchange customers located in the LATA(s) designated in Section 1.1.

2.3 Branding Branding is a service that permits the Carrier to deliver a customized announcement to its callers, identifying the Carrier as the customer service provider. Carrier shall provide the information required by Bell Atlantic to create this announcement. Branding also requires that the Carrier maintain dedicated trunking arrangements to the designated Bell Atlantic DA or operator switch locations.

2.4 End User Billing Bell Atlantic will provide Carrier with unrated EMR records for use in the billing of Carrier's end users for Services. The rating, billing, and settlement of end-user charges for the calls are the responsibility of Carrier.

2.5 Service Methods Bell Atlantic agrees to provide Services in accordance with Bell Atlantic's service standards and methods. Bell Atlantic will notify Carrier in writing of any significant policy changes to operator services or directory assistance standards and methods prior to implementation.

2.6 Customized Service Features and Options Carrier may request custom-designed service features or optional services to be provided in conjunction with the Services hereunder. Upon mutual agreement of the parties, such features and options will be provided pursuant to this Agreement. Bell Atlantic, if requested, shall provide Carrier with an estimate of the charges for such custom-designed supplements, changes, or options prior to implementation.

3. COMMENCEMENT AND IMPLEMENTATION OF SERVICE

3.1 Required Information Each party shall make good-faith efforts to carry out its respective responsibilities in meeting a jointly established schedule for implementation. All records and other required information specified in Appendix C, as well as a completed Technical Questionnaire, will be furnished by Carrier at least ninety (90) days prior to the commencement of Services (i.e., the Cutover Date described in Section 3.2.) Notices of any changes, additions, or deletions to such records and information shall be provided promptly in writing by Carrier to Bell Atlantic. Bell Atlantic will review these change requests and determine any potential impact on the cutover date. Written confirmation of any impact will be provided to Carrier.

3.2 Cutover Date The Cutover Date for Service(s) provided under this Agreement shall be the date on which the Service(s) shall be available to all of Carrier's local exchange customers in the LATA(s) designated in Section 1.1.

3.3 Service Review Meetings Bell Atlantic will meet and confer with Carrier during the term of this Agreement to review and discuss the Services provided under this

Agreement. The times for meetings will be established by mutual agreement of the parties.

4. EQUIPMENT AND FACILITIES

4.1 Bell Atlantic will establish and maintain such access equipment and related facilities as may be necessary to perform the Services under this Agreement, provided that Carrier furnishes Bell Atlantic the information specified in Appendix C, and any changes in such information, in a timely and accurate manner. Any additional services that Carrier seeks during the term of this Agreement will be subject to mutual agreement and the availability of facilities and equipment.

4.2 Carrier will provide and maintain such equipment within its premises as is necessary to permit Bell Atlantic to perform the agreed-upon Services in accordance with Bell Atlantic standard equipment operation and traffic operation procedures.

4.3 Carrier Transport and Switched Access Connection

      a) Carrier shall, at its expense, arrange for and establish the trunking and other transport, interface, and signaling arrangements required by Bell Atlantic to provide Services to Carrier. Separate dedicated trunks for each NPA or LATA may be required. Any trunks or other transport and access that Carrier obtains from Bell Atlantic to deliver Carrier's calls to Bell Atlantic shall be provided pursuant to the applicable tariffs or other contractual arrangements, and not under this Agreement. Bell Atlantic agrees to coordinate the scheduling of Services to be provided under this Agreement with the scheduling of any trunking or related services provisioned by Bell Atlantic under such tariffs or other contractual arrangements.

      b) Carrier shall specify the number of trunks required for Services. Carrier must provide trunks with operator services signaling directly to the locations designated by Bell Atlantic. Bell Atlantic shall provide Carrier at least three (3) months advance notice in the event of any change in a designated location.

5. PAYMENT FOR SERVICES

5.1 Rates Carrier agrees to subscribe to and pay for the Services and options selected in Appendix A. Carrier shall pay the rates set forth in Appendix A, subject to such obligations as Bell Atlantic may have under the Telecommunications Act of 1996, and the FCC and state regulations and decisions thereunder, to set cost-based rates for unbundled network elements. Specifically, when a regulatory body of competent jurisdiction has duly approved the rates under which Bell Atlantic is required to provide Services to competitive local exchange carriers (hereinafter referred to as "CLEC rates"), Bell Atlantic shall charge, and Carrier shall pay, such CLEC rates for the applicable Services.

5.2 Settlements Carrier shall render payment to Bell Atlantic net thirty (30) calendar days from the date of delivery of the Services or from the date of billing for the Services, whichever occurs later. Carrier shall pay interest on any amount overdue at the rate specified for late payments in the Interconnection Agreement between Bell Atlantic and Carrier.

5.3 Billing Disagreements

      a) Carrier may, in good faith, dispute part or all of an invoice provided by Bell Atlantic. To dispute an invoice, Carrier must provide Bell Atlantic with a written explanation of the questioned charges for consideration within thirty
(30) days of receipt of the invoice. Bell Atlantic will respond to Carrier's claim within thirty (30) days of receipt of the explanation.

      b) The parties agree to negotiate any dispute in good faith to reach a satisfactory resolution of the dispute no later than ninety (90) days after Carrier's receipt of the invoice. Carrier shall have no obligation to pay interest on a disputed amount while a resolution is being negotiated during this period. In the event that the dispute is not resolved at the account manager level within forty five (45) days after receipt of Carrier's claim, the parties agree to submit the dispute to an Intercompany Review Board for resolution. The Intercompany Review Board shall consist of two representatives from each party who are authorized to resolve the dispute on behalf of their respective companies. The Intercompany Review Board shall conduct a joint conference to review the parties' respective positions and to resolve the dispute.

      c) Upon the resolution of the dispute, an appropriate adjustment of billing shall be made by Bell Atlantic. Bell Atlantic shall apply any reductions in the invoiced amount as a credit. Carrier shall promptly pay any amounts the parties agree are due with interest thereon under Section 5.2 retroactive to the date of the original invoice. If no resolution is reached within the specified 90-day period, either party may pursue such other remedies and recourse as are otherwise available under law or this Agreement.

5.4 Taxes The rates specified in this Agreement are exclusive of all taxes, duties, or similar charges imposed by law. Carrier shall be liable for and shall reimburse Bell Atlantic for any sales, use, excise, or other taxes applicable to the Services performed under this Agreement.

5.5 Carrier's Customers Carrier shall be responsible for all contacts and arrangements with its customers concerning the provision and maintenance, and the billing and collection, of charges for Services furnished to Carrier's customers.

6. DEFAULTS AND REMEDIES

6.1 Defaults If Carrier defaults in the payment of any amount due hereunder, or if Bell Atlantic materially fails to provide Services as agreed hereunder, and such default or failure shall continue for thirty (30) days after written notice thereof, the other party may terminate this Agreement with thirty (30) days written notice.

6.2 Carrier Remedies In the event that Bell Atlantic, through negligence or willful misconduct, fails to provide the Services selected and contracted for under this Agreement, Bell Atlantic shall pay Carrier for Carrier's direct damages resulting from such failure, up to an amount not to exceed the charges payable under this Agreement for the Services affected.

6.3 Discontinuance by Carrier In the event that Carrier discontinues using Services, either in part or in whole, prior to expiration of the then current term and such discontinuance is not due to Bell Atlantic's material failure to provide Services, Carrier shall pay Bell Atlantic an amount equal to the average monthly charges for the six-month period immediately preceding the discontinuance multiplied by the number of months remaining in the then-current term. If Services have been provided for a period of less than six months, Carrier shall pay the charges for the month with the highest usage multiplied by the number of months remaining in the then-current one year term. If Carrier terminates this Agreement prior to the Cutover Date, Carrier shall pay Bell Atlantic the greater of the following: (i) all reasonable and necessary costs already incurred by Bell Atlantic in preparation for the commencement of services, or (ii) the sum of fifty thousand dollars ($50,000).

6.4 Other Remedies THE EXTENT OF LIABILITY ARISING UNDER THIS AGREEMENT SHALL BE LIMITED AS DESCRIBED IN SECTIONS 6.1, 6.2 AND 6.3 ABOVE. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY OTHER LOSS, COST, CLAIM, INJURY, LIABILITY, OR EXPENSE RELATED TO OR ARISING OUT OF THIS AGREEMENT OR THE SERVICES PROVIDED HEREUNDER INCLUDING, BUT NOT LIMITED TO, ANY INCIDENTAL, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF REVENUE OR PROFIT, WHETHER RECOVERY IS SOUGHT IN TORT, CONTRACT, OR OTHERWISE, EVEN IF EITHER PARTY HAD NOTICE OF SUCH DAMAGES.

7. CONFIDENTIAL INFORMATION

7.1 Confidentiality   The parties agree that all confidential and proprietary
information that is marked as specified in Section 7.2 and that is disclosed by either party to the other party for the purposes of this Agreement, including rates and terms, shall be treated as confidential unless a) such information was previously or becomes known to the receiving party free of any obligation to keep it confidential, b) has been or is subsequently made public by the disclosing party, or c) is required to be disclosed by law. The receiving party shall not, except in the performance of the Services under this Agreement or with the express prior written consent of the other party, disclose or permit access to any confidential information to any other parties. The parties agree to advise their respective employees, agents, and representatives to take such action as may be advisable to preserve and protect the confidentiality of such information.

7.2 Marking of Confidential Information   All information the disclosing party
considers proprietary or confidential, if in writing or other tangible form, shall be conspicuously labeled or marked as "Proprietary" and/or "Confidential" and, if oral, shall be identified as proprietary at the time of disclosure and promptly confirmed in writing. Either party shall have the right to correct any inadvertent failure to designate information as proprietary by written notification within ten (10) days following disclosure.

8. RELATIONSHIP OF THE PARTIES

8.1 Independent Contractors   Bell Atlantic and Carrier shall be independent
contractors under this Agreement, and all services under this Agreement shall be performed by Bell Atlantic as an independent contractor and not as an agent of Carrier.

8.2 Responsibility for Employees and Agents   All persons furnished by Bell
Atlantic shall be considered solely Bell Atlantic's employees or agents, and Bell Atlantic shall be responsible for compliance with all laws, rules, and regulations relating to such persons including, but not limited to, hours of labor, working conditions, workers' compensation, payment of wages, benefits, unemployment, social security and other payroll taxes. Each party's employees and agents, while on premises of the other, shall comply with all rules and regulations, including any applicable security procedures and safeguarding of confidential data.

9. GENERAL CONDITIONS

9.1 Assignment Neither party may assign or delegate its rights and obligations under this Agreement without the prior written consent of the other party, except that either party may assign this Agreement, without such consent, to its parent, affiliate or subsidiary, provided that the assignee has the resources, legal authority, and ability to perform all terms of this Agreement. Thirty (30) days advance notice of such assignment shall be provided to the other party.

9.2 Choice of Law   The validity, construction and performance of this Agreement shall be governed by the laws of the State of Delaware.

9.3 Compliance with Laws   Each party shall comply with all applicable federal,
state, county and local laws, ordinances, regulation, rules and codes in the performance of this Agreement. Neither party shall be liable to the other for termination of this Agreement or any services to be provided hereunder necessitated by compliance with any law, rule, regulation or court order of a duly authorized governmental body.

9.4 Contingency   Neither party shall be held responsible or liable to the other for any delay or failure in performance caused by fires, strikes, embargoes, requirements imposed by Government regulation, civil or military authorities, act of God or by the public enemy, or other causes beyond the control of Carrier or Bell Atlantic. If such a contingency occurs, the party injured by the other's inability to perform may: a) terminate the affected services or part thereof not already rendered; or b) suspend the affected services or part thereof for the duration of the delaying cause and resume performance once the delaying causes cease.

9.5 Licenses   No licenses, expressed or implied, under any patents, copyrights, trademarks or other intellectual property rights are granted by Bell Atlantic to Carrier under this Agreement.

9.6 Notices   Except as otherwise specified in this Agreement, any notice required or permitted under this Agreement shall be in writing and shall be given to the other party at the address designated below by hand delivery, registered return-receipt requested mail, or nationally recognized courier service:

                  For Bell Atlantic:        ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________

                  For Carrier:              ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________

The above addresses may be changed by giving thirty (30) calendar days prior written notice as prescribed above. Notice shall be deemed to have been given or made on the date of delivery if received by hand, or express courier, and three days after delivery to the U.S. Postal Service, if mailed.

9.7 Publicity   Bell Atlantic and Carrier agree not to publish any advertising, sales promotions, or press releases that promote or otherwise relate to the services provided under this Agreement and include the other party's name, logos, trademarks, or service marks, unless it obtains the other party's prior written consent, except that either party may disclose the fact that Bell Atlantic provides directory assistance and/or operator services to Carrier without such prior review or approval.

9.8 Severability   If any provision of this Agreement or the application of any provision shall be held by a tribunal of competent jurisdiction to be contrary to law or unenforceable, the remaining provisions of this Agreement shall continue in full force and effect.

9.9 Survival   All obligations hereunder, incurred by either Bell Atlantic or
Carrier prior to the cancellation, termination, or expiration of this Agreement shall survive such cancellation, termination or expiration.

9.10 Captions and Section Headings   The captions and section headings in this
Agreement are for convenience only and do not affect the meaning or interpretation of this Agreement.

9.11 Duplicate Originals   This Agreement may be executed separately by the
parties in one or more counterparts. Each duplicate executed shall be deemed an original, and all together shall constitute one and the same document.

9.12 Entire Agreement   The terms and conditions of this Agreement, including
the Appendices attached to this Agreement, constitute the entire Agreement between Bell Atlantic and Carrier relating to the subject matter of this Agreement, and supersede any and all prior or contemporaneous understandings, promises or representations, whether written or oral, between the parties relating to the subject matter of this Agreement. Any waiver, modification or amendment of any provision of this Agreement, or of any right or remedy hereunder, shall not be effective unless made in writing and signed by both parties.

IN WITNESS WHEREOF, the parties agree that the effective date of this Agreement is the date first written above, and each party warrants that it has caused this Agreement to be signed and delivered by its duly authorized representative.


FOR BELL ATLANTIC -                         FOR CARRIER
________________________, INC.


Name: _______________________               Name: _________________________

Title: ______________________               Title: ________________________

Signature: __________________               Signature: ____________________

Date: _______________________               Date: _________________________

                                                                     APPENDIX  A

                                  BELL ATLANTIC
                         CARRIER SERVICE SELECTION FORM

                         Please select desired services.

--------------------------------------------------------------------------------------------------------------
                                 MINIMUM                                                       SERVICE
          SERVICE                SERVICE                  CHARGE                              SELECTION
                                 PERIOD
--------------------------------------------------------------------------------------------------------------
Directory Assistance (ADAS)     12 months     $______/call (Directory Transport                 Yes  No
                                              charges below)
--------------------------------------------------------------------------------------------------------------
IntraLATA Call Completion       12 months     Live: $______/op work second                      Yes  No
Operator Services                             Automated: $______/auto wk sec
                                              LIDB: $______/query
--------------------------------------------------------------------------------------------------------------
Directory Assistance              non-        $_________ per switch                             Yes  No
Branding                      recurring fee
--------------------------------------------------------------------------------------------------------------
Operator Services Branding        non-        $_________ per switch                          Branding is
                              recurring fee                                                required for OS
--------------------------------------------------------------------------------------------------------------

Directory Transport charges are as follows. (Call miles are measured from the BA Wire Center serving Carrier's premises to the Directory Assistance location.)

                                                           Rate Per Directory Assistance Call
                                                           ----------------------------------
         Tandem-Switched Transport
               Fixed ................................................. $________
               Per mile .............................................. $________
         Tandem Switching ............................................ $________

Note: Trunking, daily usage file, and switched access costs are not included in the above rates.

                                                                      APPENDIX B

             INTRALATA CALL COMPLETION OPERATOR SERVICES CALL TYPES

IntraLATA Call Completion Operator Services may include the following:

a.    Calling Card

      (i) Live: Bell Atlantic operator keys the calling card number and call details into the system, secures validation, and releases the call to the network.

      (ii) Automated: Caller keys the calling number and call details in response to automated prompts. Bell Atlantic secures validation and releases the call to the network.

b.    Collect

      (i) Live: Bell Atlantic operator obtains the calling party's name, keys the call details if necessary, announces the call to the called party, waits for acceptance, and releases the call to the network.

      (ii) Automated: Caller provides name and call details. Bell Atlantic's automated system obtains called party's consent and releases the call to the network.

c.    Billed To A Third Party

      (i) Live: Bell Atlantic operator requests the calling party's name, keys the call details if necessary, calls the third party to verify acceptance of billing, and upon acceptance, releases the call to the network.

      (ii) Automated: Caller provides name, call details, and billing number. Bell Atlantic's automated system verifies billed number and releases the call to the network.

d.    Person-to-Person

      Bell Atlantic operator requests the person or department the calling party has specified, ensures the appropriate party has been reached (person or department), and releases the call to the network.

e.    Coin Sent Paid

      Bell Atlantic operator keys the call details if necessary, requests the initial deposit, and upon deposit, releases the call to the network.

f.    Miscellaneous Call Assistance (Live)

      (i) 0- Calls: Bell Atlantic operator provides caller with dialing instructions or assistance, transfers emergency calls, or refers questions to the business office or repair service.

      (ii) Dialing Assistance & Intervention: Bell Atlantic operator dials a number for a caller who is unwilling to dial directly or is encountering trouble (such as wrong number, poor transmission, or cutoff), and who requests a credit or reconnection.

      (iii) Time and Charges: Bell Atlantic operator provides caller with time and charges at the end of conversation, if requested.

      (iv) Individuals with Disabilities: Bell Atlantic operator assists a caller requiring dialing assistance due to a disability.

g.    Busy-Line Verification

      Bell Atlantic operator determines if the number specified by the customer is in use, idle, or out of order. Appropriate facilities and equipment may be required from the Carrier to enable verification of Carrier's lines.

h.    Customer-Requested Interrupt

      At the caller's request, Bell Atlantic operator interrupts conversation in progress on a line that is in use, as verified through Busy-Line Verification.

i.    Operator Number Identification (ONI) Requests

      Bell Atlantic operator requests the calling telephone number, keys the number into the system for identification, and releases the call for processing.

j.    Automated Coin Toll Service (ACTS)

      Bell Atlantic will provide automated messages for intraLATA toll calls that originate from coin phones. The messages will prompt callers for the correct change and record the change upon deposit. If a caller fails to deposit the correct amount within the time threshold (set by Bell Atlantic), the call will default to a live operator.

k.    Validation Services

      Bell Atlantic will launch queries for the validation of all calling card calls, collect calls, and billed-to-third number calls to a Line Information Data Base (LIDB). The validation costs for queries of LIDB are separate from the individual call rates. Bell Atlantic will also launch queries for validations to another company's LIDB if that company has a card honoring agreement with Bell Atlantic.

                                                                      APPENDIX C

                              REQUIRED INFORMATION

Carrier shall furnish Bell Atlantic all information required by Bell Atlantic to establish and maintain the Services to be provided to Carrier, including a completed Technical Questionnaire. Such required information includes, but is not limited to, the following:

1.       Central office exchange names
2.       Usage forecasts
3.       Local central office characteristics
4.       Trunking arrangements and trunk group types
5.       Emergency reporting system and procedures
6.       Business office information
7.       Repair service information
8.       Name and address request information
9.       Tariffs and rate information
10.      Customer dialing capabilities
11.      Access to EMR records
12.      Desired branding announcement (if applicable)
13.      Carrier's estimated start date of Services
14.      Access Service Requests (ASRs) for trunking and translations

Note: ASRs are not to be submitted by Carrier until Carrier and Bell Atlantic have reviewed the Technical Questionnaire.

                                                                      APPENDIX D

                         OPTIONAL SERVICE SELECTION FORM

----------------------------------------------------------------------------------------------------------------------------
                                              MINIMUM                                                       SERVICE
          SERVICE                             SERVICE                  CHARGE                              SELECTION
                                              PERIOD
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Directory Assistance Call Completion          6 months                $___/call                               Yes  No
----------------------------------------------------------------------------------------------------------------------------

EXHIBIT D

INTRALATA TELECOMMUNICATIONS SERVICES SETTLEMENT AGREEMENT

      This Agreement is entered into as of _______________ , 1997, by and between Bell Atlantic - _______________, Inc., a ___________ corporation, with principal offices located at ______________________________ ("BA-__"), and
___________________________, a ______________ corporation, with principal offices located at ________________________
____________________________________________________ ("Carrier").

                                    SECTION I

                                      SCOPE

      This Agreement sets forth the terms and conditions for the following:

      (a) administering and processing messages in the intraLATA Toll Originating Responsibility Plan ("ITORP"); and

      (b) the settlement of compensation for the following telecommunications traffic within a BA-__ LATA:

            (1) intrastate and interstate intraLATA traffic terminated to Carrier and originated by an Independent Telephone Company or wireless carriers that transits the facilities of BA-__ within a BA-__ LATA, including Message Telecommunications Service and Local Exchange Service (the "ITORP Transit Service Traffic");

            (2) intrastate and interstate intraLATA Message Telecommunications Service and Local Exchange Service traffic which originates from a Certified Local Exchange Carrier or Carrier, transits BA-PA's network and terminates to Carrier, or a wireless carrier or an Exchange Carrier other than BA-__, which traffic is subject to a Meet-Point Billing arrangement (the "Meet-Point Transit Service Traffic");

            (3) intraLATA 800/888 Service Traffic; and

            (4) intraLATA Alternately Billed Calls billed to a line-based telephone number within the state where the call is originated.

      By way of clarification, this Agreement does not cover the following: (x) traffic that does not use BA-__ facilities; (y) interLATA traffic; and (z) any statewide services (whether interLATA or intraLATA) provided entirely by an Interexchange Carrier such as statewide WATS.

EXHIBIT D

                                  SECTION II

                                  DEFINITIONS

For purposes of this Agreement, the terms set forth below shall have the following meaning:

            A. 800/888 Number Database shall mean the call management service database that provides POTS telephone number translation or routing information or both for a given 800/888 telephone number.

            B. 800/888 Service Traffic means a toll free call originating with the Originating Company and billed to the Terminating Company's end user. 800/888 service MOUs are recorded by the Originating Company and provided to the Terminating Company so that it can bill its end user(s).

            C. Access Tandem shall mean a switching entity that is used to connect and switch trunk circuits between and among End Offices and between and among End Office switches and carriers' aggregation points, points of termination, or points of presence, which entity has billing and recording capabilities that are used to provide switched Exchange Access services.

            D. Alternately Billed Calls shall mean all intraLATA land-line Collect Calls, Calling Card Calls and Third-Number Calls that originate and terminate in the _________ of _____________ and are billed to a line-based number within the jurisdiction of the __________ of _____________ serviced by the Billing Company. Alternately Billed Calls are identified in ITORP reports as "Received Collect/Sent Collect Calls".

            E. Basic 800/888 Number Query shall mean routing information obtained from an 800/888 Number Database for originating 800/888 calls.

            F. Billing Company shall mean the Local Exchange Carrier that provides the local telephone exchange service for the number to which an Alternately Billed Call is to be billed.

            G. Calling Card Call shall mean a call billed to a pre-assigned end user line-based billing number, including calls dialed or serviced by an operator system.

            H. Carrier Common Line Facilities means the facilities from the end user's premises to the End Office used to originate or terminate Transit Service Traffic and 800/888 Service Traffic. Such carrier common line facilities are as specified in each party's Exchange Access Tariff.

EXHIBIT D

            I. Category 01 shall mean the EMR/billing record for usage charges applicable to the terminating 800/888 number service subscriber.

            J. Category 08 shall mean the EMR/copy record containing the information necessary for Carrier to bill/settle intraLATA terminating charges with other carriers.

            K. Category 11 shall mean the EMR/access record containing information necessary for Carrier to bill/settle interexchange access charges.

            L. CCS/SS7 shall mean the Common Channel Signaling/Signaling System 7, which refers to the packet-switched communication, out-of-band signaling architecture that allows signaling and voice to be carried on separate facilities, and thus is a signaling network that is common to many voice channels. There are two modes of operation defined for CCS/SS7: database query mode, and trunk signaling mode.

            M. Centralized Message Distribution System (CMDS) shall mean the message processing system which handles the distribution of Message Records from the Earning Company to the Billing Company.

            N. Certified Local Exchange Carrier (CLEC) means a carrier certified by the ____________ ____________to provide Local Exchange Access services within the BA-__ operating territory in that state.

            O. Collect Call shall mean a non-sent paid call that is billed to the number receiving the call, including calls dialed or serviced by an operator system.

            P. Discounted Toll Services means services in which the originating end user is charged a rate less than would normally be assessed for calls placed to similar points outside the end user's local calling area.

            Q. Earning Company shall mean the Local Exchange Carrier that provides local telephone exchange service for the number from which an Alternately Billed Call originates.

            R. End Office means the end office switching and end user line termination facilities used to originate or terminate switched intraLATA telecommunications services traffic.

            S. Exchange means a geographic area established for the furnishing of local telephone service under a local tariff. It usually embraces a city, town or village and its

EXHIBIT D

            environs. It consists of one or more wire centers together with the associated facilities used in furnishing communications service within the area.

            T. Exchange Access means the facilities and services used for the purpose of originating or terminating interexchange telecommunications in accordance with the schedule of charges, regulations and conditions specified in lawfully established Exchange Access Tariffs.

            U. Exchange Access Tariffs means the tariffs lawfully established with the Federal Communications Commission or the _____________ ___________________ by an Exchange Carrier for the provision of Exchange Access facilities and services.

            V. Exchange Carrier shall mean a carrier licensed to provide telecommunications services between points located in the same Exchange area.

            W. Exchange Message Record (EMR) shall mean the standard used for exchange of telecommunications message information among Local Exchange Carriers for billable, non-billable, sample, settlement and study data. EMR format is described in BR-010-200-010 CRIS Exchange Message Record, a Bell Communications Research, Inc. document that defines industry standards for Exchange Message Records, which is hereby incorporated by reference.

            X. ITORP Transit Service Traffic shall have the meaning set forth in
            Section I above titled "Scope".

            Y. Independent Telephone Company shall mean any entity other than BA-__ which, with respect to its operations within the ___________ of __________________, is an incumbent Local Exchange Carrier.

            Z. Inter-Company Net Billing Statement shall mean the separate monthly financial reports issued by BA-__ under ITORP to the Exchange Carriers for settlement of amounts owed.

            AA. IntraLATA Toll Originating Responsibility Plan (ITORP) shall mean the information system owned and administered by BA-__ for calculating charges between BA-__ and Local Exchange Carriers for termination of intraLATA calls.

            BB. Interexchange Carrier (IXC) means a carrier that provides, directly or indirectly, interLATA or intraLATA telephone toll services.

            CC. Local Access and Transport Area (LATA) means a contiguous geographic area: (1) established before the date of enactment of the Telecommunications Act of 1996 by BA-__ such that no Exchange area includes points within more than one

EXHIBIT D

            metropolitan statistical area, consolidated metropolitan statistical area, or state, except as expressly permitted under the AT&T Consent Decree; or (2) established or modified by BA-__ after such date of enactment and approved by the Federal Communications Commission.

            DD. Local Exchange Carrier (LEC) means any person that is engaged in the provision of Local Exchange Service or Exchange Access. Such term does not include a person insofar as such person is engaged in the provision of a commercial mobile service under Section 332 (c) of the Telecommunications Act of 1996, except to the extent that the Federal Communications Commission finds that such service should be included in the definition of such term.

            EE. Local Exchange Service means telecommunications services provided between points located in the same LATA.

            FF. Meet-Point Billing (MPB) means an arrangement whereby two or more LECs jointly provide to a third party the transport element of a switched access Local Exchange Service to one of the LECs' End Office switches, with each LEC receiving an appropriate share of the transport element revenues as defined by their effective Exchange Access tariffs.

            GG. Meet-Point Transit Service Traffic shall have the meaning set forth in Section 1, "Scope".

            HH. Message Records shall mean the message billing record in Exchange Message Record format.

            II. Message Telecommunications Service (MTS) means message toll telephone communications, including Discounted Toll Services, between end users in different Exchange areas, but within the same LATA, provided in accordance with the schedules of charges, regulations and conditions specified in lawfully applicable tariffs.

            JJ. Minutes of Use (MOU) means the elapsed time in minutes used in the recording of Transit Service Traffic and 800/888 Service Traffic.

            KK. Multiple Bill/Single Tariff means the MPB method whereby each LEC prepares and renders its own Meet Point Bill in accordance with its own tariff(s) for the portion of the jointly-provided Exchange Access service which the LEC provides.

            LL. Multiple Exchange Carrier Access Billing (MECAB) means the document prepared by the Billing Committee of the Ordering and Billing Forum, which functions under the auspices of the Carrier Liaison Committee of the Alliance for

EXHIBIT D

            Telecommunications Industry Solutions, and published by Bellcore as Special Report SR-BDS-000983, which document contains the recommended guidelines for the billing of an Exchange Access service provided by two or more LECs, or by one LEC in two or more states, within a single LATA, and is incorporated herein by reference.

            MM. Originating Company means the company which originates intraLATA MTS or Local Exchange Service on its system. (For compensation purposes, the Originating Company shall be considered the Terminating Company for 800/888 Service Traffic.)

            NN. Terminating Company means the company which terminates intraLATA MTS or Local Exchange Service on its system where the charges for such services are collected by the Originating (or Billing) Company. (For compensation purposes, the Terminating Company shall be considered the Originating Company for 800/888
            Service Traffic.)

            OO. Third-Number Call shall mean a call billed to a subscriber's line-based billing number which is not the number to which the call either terminates or originates.

            PP. Transit Traffic shall refer to both ITORP Transit Service Traffic and Meet-Point Transit Service Traffic.

            QQ. Transiting Company shall mean a Local Exchange Carrier which transports intraLATA telecommunications traffic on its system between an Originating Company and a Terminating Company.

            RR. Transport Facilities means the facilities from the End Office to a tandem switching facility used to originate or terminate switched intraLATA telecommunication services traffic.

                                   SECTION III

                         SETTLEMENT OF TRANSIT SERVICES

      (a) ITORP Transit Service Traffic.

      (1) Call Routing and Recording; Billing Percentages. BA-__ will route ITORP Transit Service Traffic over the combined local and toll trunk groups between BA-__ and Carrier. BA-__

EXHIBIT D

and Carrier agree to designate the points of interconnection for the purpose of terminating ITORP Transit Service Traffic which originates from an Independent Telephone Company or wireless carrier and terminates to Carrier. Both parties further agree to develop and file mutually agreed to billing percentages applicable to ITORP Transit Service Traffic in the National Exchange Carrier Association F.C.C. Tariff No. 4, which billing percentages shall be calculated in accordance with ITORP guidelines.

      (2) Exchange of Billing Data. The Originating Company will provide to BA-__ all billing data relating to ITORP Transit Service Traffic for processing in ITORP within fourteen (14) days from the date the usage occurs (to the extent usage occurs on any given day) for traffic originating from an Independent Telephone Company or wireless carrier, which traffic transits BA-PA's facilities and terminates to Carrier.

      (3) Billing. BA-__ will, on behalf of Carrier, bill Exchange Carriers for intraLATA ITORP Transit Service Traffic, and collect compensation due Carrier based on Carrier's established and legally-approved tariffed or negotiated rates utilizing ITORP. The charges set forth in Attachment A, attached hereto and incorporated herein by reference, shall apply to the billing and collection services provided by BA-__ to Carrier hereunder. Carrier will record the ITORP Transit Service Traffic usage at its switch, and shall bill BA-__ for this traffic in accordance with the rates set forth in the Interconnection Agreement under Section 251 and 252 of the Telecommunications Act of 1996, dated as of September __, 1996, by and between BA-__ and Carrier.

      (b) Meet-Point Transit Service Traffic.

      (1) Call Routing and Recording; Billing Percentages. BA-__ and Carrier will route their respective Meet-Point Transit Service Traffic over the combined local and toll trunk groups between them. BA-__ and Carrier agree to designate the points of interconnection for the purpose of terminating Meet-Point Transit Service Traffic which originates from a CLEC and terminates to Carrier, or originates from Carrier and terminates to a CLEC, Independent Telephone Company, or a wireless carrier. Both parties further agree to develop and file mutually agreed to billing percentages applicable to Meet-Point Transit Service Traffic in the National Exchange Carrier Association F.C.C. Tariff No. 4, which billing percentages shall be calculated in accordance with MECAB guidelines.

      (i) End Offices Subtending BA-__ Access Tandem. Meet-Point Transit Service Traffic will be routed over the local and toll interconnection facilities used to terminate similar traffic directly between BA-__ and Carrier when the Originating and Terminating Company's End Office switches subtend BA-PA's Access Tandem. BA-__ will record this traffic at the BA-__ Access Tandem, and forward the terminating call records to the Terminating Company for purposes of Meet-Point Billing.

EXHIBIT D

      (ii) End Offices That Do Not Subtend a BA-__ Access Tandem. When the Originating and/or the Terminating Company's End Office switches do not subtend BA-PA's Access Tandem, the Meet-Point Transit Service Traffic must be routed over interconnection facilities other than those used to terminate intraLATA MTS or Local Exchange Service to BA-PA's end users The Terminating Company will record this traffic at its Access Tandem and forward the terminating call records to BA-__ for Meet-Point Billing purposes.

      (iii) Special Access. Upon request, any Meet-Point Service Transit Traffic may be routed over special access interconnection facilities between Carrier, on the one hand, and a CLEC, an Independent Telephone Company, or a wireless carrier, on the other.

      (2) Exchange of Billing Data. All billing data exchanged hereunder will be exchanged on magnetic tape or via electronic data transfer, to be delivered at the addresses set forth below, using the Electronic Message Record format. BA-__ will provide to Carrier the switched-access detail usage data (category 1101XX records) on magnetic tape within fourteen (14) days from the date the usage occurs (to the extent usage occurs on any given day) for traffic originating from a CLEC, transiting BA-PA's facilities and terminating to Carrier, and Carrier will provide to BA-__ the switched access summary usage data (category 1150XX records) on a magnetic tape on a monthly basis within fourteen (14) days of receipt from BA-__ of the switched access detail usage data referenced above.

      (3) Billing. BA-__ and Carrier will submit to CLECs separate bills under their respective tariffs for their portion of jointly-provided Meet-Point Transit Service Traffic. With respect to Meet-Point Transit Service Traffic, BA-__ and Carrier will exchange billing data and render bills under Multiple Bill/Single Tariff arrangements in accordance with the applicable terms and conditions set forth in MECAB.

      (4) Addresses. Magnetic tapes to be sent hereunder to Carrier will be sent to the following address (which address Carrier may change upon prior written notice to BA-__):

      Magnetic tapes to be sent hereunder to BA-__ will be sent to the following address(es), as appropriate (which address(es) BA-__ may change upon prior written notice to Carrier):

      Bell Atlantic
      Tape Library

EXHIBIT D

      1500 Tech Center Drive
      Monroeville, PA  15146

                                    SECTION V

                                 800/888 SERVICE

      800/888 Service Traffic will be exchanged among BA-__, Carrier, Independent Telephone Companies, CLECs and wireless carriers via CCS/SS7 trunks, and all will deliver/route these calls as appropriate and provide EMRs to the Terminating Company to enable it to bill its 800/888 service subscriber. These EMRs will, per industry standards, include the following: Category 01 (800/888 number subscriber billing), Category 08 (copy record/local exchange charges), and Category 11 (interexchange carriers access records).

      (a) Delivery of Translated 800/888 Number Queries and calls over CCS/SS7 links and trunks. BA-__ and Carrier will launch their own Basic 800/888 Number Query for 800/888 Service Traffic originated in their networks, and route this traffic to each other, as appropriate, utilizing existing local and toll interconnection facilities.

      (b) Exchange of Records; Compensation. All 800/888 Service Traffic hereunder shall be subject to the appropriate access charges, as set forth in the applicable tariffs. In addition, for jointly provided intraLATA 800/888 Service Traffic between two Local Exchange Carriers, the Originating Company is responsible for billing its tariffed Basic 800/888 Number Query charge to the Terminating Company. Carrier, when acting as an Originating Company, must submit to BA-__, via magnetic tape(s) in EMR format, (i) the information necessary to bill/settle intraLATA charges (EMR Category 110125), and (ii) the usage charges applicable to the terminating 800/888-number service subscriber (EMR Category 010125). In the event any of these records are lost or destroyed, BA-__ and Carrier will jointly estimate the terminating access charges due to either party hereunder as follows:

      (1) Total the terminating traffic compensation paid with respect to 800/888 Service Traffic to each party hereunder for the most recent six (6) months period preceding the month covered by the lost or destroyed tapes.

      (2)   Divide the total determined in (1) preceding, by 180 days.

      (3)   Multiply the terminating traffic compensation per day determined in
            (2) preceding, by the number of days covered by the lost or destroyed tapes. The calculated amount will be included as an adjustment for lost or destroyed tapes in the next Inter-Company Net Billing Statement.

      BA-__ shall have no liability whatsoever with respect to any lost, damaged or destroyed

EXHIBIT D

records submitted hereunder by Carrier.

      (c) Settlement. EMR records submitted by Carrier hereunder acting as an Originating Company, as contemplated in Paragraph (b) above, will be processed in accordance with ITORP. For purposes of calculating the access charges due Local Exchange Carriers with respect to 800/888 Service Traffic, the Originating Company shall be deemed the Terminating Company. Access charges payable hereunder shall be calculated in accordance with Section VII of this Agreement, as applicable.

EXHIBIT D

                                   SECTION VI

                            ALTERNATELY BILLED CALLS

      (a) Responsibilities of the Billing Company. The Billing Company agrees to provide the Earning Company with billing services, as specified below, with respect to Alternately Billed Calls.

      (1) Billing. Upon receipt of the appropriate Message Record from CMDS, the Billing Company shall include this record in the bill to be issued to the end user responsible for payment. The Billing Company shall also submit copies of these Message Records to BA-__, at least once a month, in order to determine monthly settlement amounts for both the Billing Company and the Earning Company which will be reflected in the Inter-Company Net Billing Statement. These amounts will reflect any and all applicable charges due the Billing Company for performing billing services hereunder. In addition, as applicable, the Inter-Company Net Billing Statement will reflect any amounts owed by Carrier to BA-__ for administering and processing ITORP.

      (2) Payment of Amounts Outstanding. Upon receipt of the Inter-Company Net Billing Statement from BA-__, Carrier shall, within thirty (30) days of invoice, remit to BA-__ full payment of amounts owed under the Inter-Company Net Billing Statement.

      (b) Responsibilities of the Earning Company. In connection with Alternately Billed Calls, the Earning Company shall provide Message Records to the Billing Company on a daily basis to the extent that any usage has been recorded. These Message Records will be delivered by the Earning Company to the Billing Company via the CMDS system, unless otherwise agreed to by the parties hereto.

      (c) Fees for Settlement of Alternately Billed Calls. The billing services provided by the Billing Company to the Earning Company with respect to Alternately Billed Calls shall be subject to the applicable charges set forth in Attachment A, which charges will be reflected in the Inter-Company Net Billing Statement. These charges may be revised upon mutual written agreement of the parties hereto.

                                   SECTION VII

                           CALCULATION OF COMPENSATION

      BA-__ and Carrier agree to compensate each other with respect to Transit Services Traffic and 800/888 Service Traffic in accordance with the terms established below, and the rate elements set forth in Attachments A and B, attached hereto and incorporated herein by reference.

EXHIBIT D

      (a) Compensation due to the Terminating/Transiting Company. Compensation due to the Terminating Company/Transiting Company will be determined separately for each month as follows:

      (1) For Carrier Common Line Facilities provided by the Terminating Company, an amount calculated as specified for Carrier Common Line Facilities in the Terminating Company's Exchange Access Tariff. Compensation will be determined by multiplying a) the Terminating Company's Carrier Common Line rate, times b) the MOU.

      (2) For End Office facilities provided by the Terminating Company, an amount calculated as specified for End Office facilities in the Terminating Company's Exchange Access Tariff. Compensation will be determined by multiplying
a) the Terminating Company's appropriate Exchange Access End Office rate elements, times b) the MOU.

      (3) For Transport Facilities, where these facilities are provided by the Terminating Company, or a Transiting and Terminating Company, an amount calculated in accordance with the following steps:

           (i) Determine the Terminating Company's airline miles from the End Office which serves the Terminating Company's end user to either the Terminating Company's Access Tandem switching facility or the interconnection point with the Transiting Company(ies).

           (ii) Determine the Transiting Company's airlines miles from the Transiting Company(ies) Access Tandem switching facility to the interconnection point with the Terminating Company.

           (iii)  Determine the sum of the total airline miles by adding (i) and
                  (ii) above.

           (iv)   Divide the Terminating Company's airline miles determined in
                  (i) preceding by the total airline miles determined in (iii) preceding, to determine the ratio of local transport miles provided by the Terminating Company.

           (v)    Divide the Transiting Company's airline miles determined in
                  (ii) preceding by the total airline miles determined in (iii) preceding, to determine the ratio of local transport miles provided by the Transiting Company.

           (vi) Identify the rates set forth in the Exchange Access Tariff for either the Terminating Company or Transiting Companies, or both, as appropriate, which rates are applicable to Transport Facilities.

           (vii) Multiply the ratio determined in (iv) preceding, times the rate calculated in


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

EXHIBIT D

                  (vi) preceding, times the MOU, and add the amount set forth in
                  (ix) below to determine the amount due the Terminating
                  Company.

           (viii) Multiply the ratio determined in (v) preceding, times the rate calculated in (vi) preceding, times the MOU, and add the amount set forth in (ix) below to determine the amount due the Transiting Company.

           (ix) To the extent the Exchange Access Tariffs of the Terminating or Transiting Company, or both, provide for the payment of a fixed transport charge to be assessed with respect to a terminating location (End Office or toll switch), multiply this charge times the chargeable MOU.

                                  SECTION VIII

                    ITORP ADMINISTRATION AND RESPONSIBILITIES

      (a)  Responsibilities of BA-__. BA-__ shall:

           1.    Operate and maintain the ITORP system.

           2. Provide the requirements and standards for ITORP records and tapes (ITORP User Guide).

           3. Inform Carrier of any proposed change in tape creation or distribution process at least sixty (60) days prior to the actual implementation of the change.

           4. Develop and implement all system enhancements required to maintain the integrity of BA-PA's ITORP system.

           5. Process ITORP tapes received from Carrier, or its agent, during the next available billing cycle.

           6. Review and analyze daily pre-edit reports to determine if a tape is acceptable for ITORP processing; provided, however, that Carrier is not absolved, as the Originating Company, from its responsibility to conform to ITORP input requirements.

           7. Communicate with Carrier, or its agent, to resolve the problems with tapes which are identified as being unacceptable for ITORP processing.

           8.    Create and/or maintain all ITORP tables.

EXHIBIT D

            9. Include the monthly compensation due to and from Carrier as identified by ITORP on the Inter-Company Net Billing Statement. The compensation includes 800/888 Service Traffic and Alternately Billed Services traffic.

            10. Settle with all local Exchange Carriers, via the Inter-Company Net Billing Statement, for 800/888 Service Traffic and Alternately Billed Services traffic originating from and/or terminating to Carrier.

            11.   Distribute monthly ITORP reports.

      (b) Responsibilities of Carrier. Carrier shall:

            1. Compensate BA-__ for the administration and processing of ITORP as specified in Attachment A.

            2. Notify BA-__ Exchange Carrier Services staff in writing of any changes in its rates affecting ITORP tables, as specified in Attachment A, thirty (30) days prior to the effective date of any such changes.

            3. Notify BA-__ Exchange Carrier Services staff in writing of any network changes, such as changes in traffic routing, sixty
                  (60) days prior to the implementation of the change in the network.

            4.    Conform to BA-__'s ITORP record requirements and standards.

            5. Carrier or its designated agent will forward the Exchange Message Records to BA-__, in a timely manner for processing.

            6. Inform the BA-__ Exchange Carrier Services staff in writing of any proposed changes in the Exchange Message Record creation or distribution process at least sixty (60) days prior to the actual implementation of the change.

            7. Reimburse BA-__ for compensating other local Exchange Carriers on behalf of Carrier, as reflected in the Inter-Company Net Billing Statement.

      (c) Fees. Compensation for the administration and processing of ITORP will be due BA-__ on a monthly basis, based on the number of messages processed in ITORP for Carrier at an average total cost per message. The processing and administrative fees applicable on a per message basis are set forth in Attachment A. These fees may be revised by BA-__, at its discretion and upon notice to Carrier, based on annual studies conducted by BA-__, and Carrier

EXHIBIT D

hereby agrees to be bound by such revised rates. A minimum monthly fee, as specified in Attachment A, will be assessed when Carrier's monthly ITORP processing charges are below the stated minimum monthly charge.

                                   SECTION IX

                                   LIABILITIES

      In the event of an error on the part of BA-__ in calculating or settling any compensation amounts hereunder, Carrier's sole remedy and BA-PA's only obligation shall be to re-calculate the compensation amount, and to the extent any amounts are owed to or owed by Carrier, such amounts will be reflected as an adjustment in the next Inter-Company Net Billing Statement. In addition and to the extent applicable, BA-PA's liability under this Agreement and/or in connection with the settlement, payment and/or calculation of any amounts due hereunder shall be limited as set forth in the applicable tariffs. BA-__ shall have no obligation or liability with respect to any billing, settlement or calculation-of-compensation errors or omissions, including without limitation the duty to re-calculate any compensation amounts reflected in the Inter-Company Net Billing Statement, if such error or omission occurred more than two (2) years prior to the time in which it is brought to BA-PA's attention in writing. Without limiting the foregoing, in no event shall either party hereto be liable for consequential, incidental, special or indirect damages (including without limitation loss of profit or business) hereunder whether such damages are based in tort (including, without limitation, under any theory of negligence), contract breach or otherwise, and even if said party knew or should have known of the possibility thereof.

                                    SECTION X

                           RELATIONSHIP OF THE PARTIES

      Nothing herein contained will be deemed to constitute a partnership or agency relationship between the parties. Each party agrees that it will perform its obligations hereunder as an independent contractor and not as the agent, employee or servant of the other party. Neither party nor any personnel furnished by such party will be deemed employees or agents of the other party or entitled to any benefits available under any plans for such other party's employees. Each party has and hereby retains the right to exercise full control of and supervision over its own performance of the obligations under this Agreement, and retains full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations, including without limitation all matters relating to payment of such employees, including compliance with social security taxes, withholding taxes and all other regulations governing such matters. In addition, each party will be responsible for its own acts and those of its own subordinates, employees, agents and subcontractors during the performance of that party's obligations hereunder.

EXHIBIT D

                                   SECTION XI

                              TERM AND TERMINATION

      (a) Term - Upon execution by all parties hereto, this Agreement shall become effective as of the date first shown on Page 1 of this Agreement, and shall remain in effect until terminated by either party in accordance with paragraphs (b), (c), (d), or (e) below.

      (b) Termination for Breach - Either party may, upon prior written notice to the other party, terminate this Agreement in the event the other party is in default or breach of this Agreement and such breach or default is not corrected within thirty (30) days after the breaching party has been notified of same.

      (c) Termination for Convenience - Upon six (6) months written advance notice to the other party, either party may terminate this Agreement.

      (d) Acts of Insolvency - Either party may terminate this Agreement or any portion thereof, effective immediately, by written notice to the other party, if said other party (1) applies for or consents to the appointment of or the taking of possession by receiver, custodian, trustee, or liquidator of itself or of all or a substantial part of its property; (2) becomes insolvent; (3) makes a general assignment for the benefit of creditors; (4) suffers or permits the appointment of a receiver for its business or assets; (5) becomes subject to any proceeding under any bankruptcy or insolvency law whether domestic or foreign, voluntarily or otherwise; or (6) fails to contest in a timely or appropriate manner, or acquiesces in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or any application for the appointment of a receiver, custodian, trustee, or liquidation of itself or of all or a substantial part of its property, or its reorganization, or dissolution.

      (e) Termination of Interconnection Agreement. Unless otherwise agreed to by the parties hereto in writing, in the event that the Interconnection Agreement under Sections 251 and 252 of the Telecommunications Act of 1996, dated as of December __, 1996, by and between BA-__ and Carrier expires without being renewed, or expires or is terminated and no other interconnection agreement has been entered into by BA-__ and Carrier, then this Agreement shall be deemed terminated effective on the date the aforesaid Interconnection Agreement expires or is terminated.

                                   SECTION XII

                              NETWORK CONFIGURATION

      Each party shall provide six (6) months advance written notice to the other party of any network configuration that may affect any of the services or compensation contemplated under this Agreement, and the parties hereto agree to use reasonable efforts to avoid service

EXHIBIT D

interruptions during any such network change.

                                  SECTION XIII

                             CONSTRUCTION AND EFFECT

      All services contemplated under this Agreement are provided in accordance with any and all applicable regulatory requirements and effective tariffs filed with and approved by the appropriate federal and/or state regulatory bodies, as these tariffs and requirements may be modified from time to time. To the extent there is a conflict between the terms of any said tariff or regulatory requirement and this Agreement, the terms of the tariff or the regulatory requirement shall prevail. However, to the extent not in conflict with the provisions of the applicable tariffs or regulatory requirements, this Agreement shall supplement the tariffs or regulatory requirements, and it shall be construed to the fullest extent possible in harmony with such tariffs or regulatory requirements.

                                  SECTION XIII

                                  MISCELLANEOUS

      (a) Headings. Headings used in this Agreement are for reference only, do not constitute part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions hereof.

      (b) Notices. All notices, requests, demands, or other communications required or permitted hereunder shall be in writing, shall be deemed delivered
(1) on the date of delivery when delivered by hand, (2) on the date of transmission when sent by electronic mail or facsimile transmission during normal business hours with telephone confirmation of receipt, (3) one (1) day after dispatch when sent by overnight courier maintaining records of receipt, or
(4) three (3) days after dispatch when sent by registered mail, postage prepaid, return-receipt requested, all addressed as follows (or at such other addresses as shall be given in writing by either party to their other):

            If to BA-__:      Address:    1320 N. Court House Road, 9th Floor
                                          Arlington, VA  22201
                              Attn.:      Manager-Local Interconnection
                              Facsimile:  703 974 2188
                              Telephone:  704 974 4614

            If to Carrier:    Address:
                              Attn:

EXHIBIT D

                              Facsimile:
                              Telephone:

      (c) Successors; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein shall be construed to create any rights enforceable by any other person or third party. This Agreement may not be assigned by either party (except by BA-__ to an affiliate or successor in interest) without the prior written consent of the other party, which consent shall not be unreasonably withheld.

      (d) Waiver. No waiver of any right or term hereof shall be effective unless in a writing executed by the waiving party. No waiver of any right or privilege hereunder shall operate as a waiver of any subsequent or similar right or privilege.

      (e) Modifications. This Agreement may be modified or amended only by a written agreement executed by the parties hereto.

      (f) Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

      (g) Severability. If any term, provision, paragraph or clause of this Agreement or any application thereof shall be held invalid or unenforceable in any particular jurisdiction, the remainder of this Agreement and any other application of such term, provision, paragraph or clause shall not be affected thereby in such jurisdiction (where such remainder or application shall be construed as if such invalid or unenforceable term, provision, paragraph or clause has not been inserted), and this Agreement and such application of such term, provision, paragraph or clause shall not be affected in any other jurisdiction.

      (h) Contingency. Neither party will be held liable for any delay or failure in performance of this Agreement from any cause beyond its control and without its fault or negligence including but not limited to acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, wars, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, other major environmental disturbances, unusually sever weather conditions, inability to secure products or services of other persons or transportation facilities, or acts or omissions of transportation common carriers.

      (i) Governing Law. Except as otherwise expressly provided herein, this Agreement shall be interpreted, construed and governed by the laws of the State of ____________, without regard to conflict of law provisions.

      (j) Confidentiality. Unless by mutual agreement, or except to the extent directed by a court of competent jurisdiction, neither party shall disclose this Agreement or the terms hereof to any person other than such party's affiliates or such party's officers, employees and consultants,

EXHIBIT D

who are similarly bound hereby. This paragraph shall not prevent the filing of this Agreement with a state or federal commission having jurisdiction over the parties hereto if such filing is required by rule or order of that commission; provided, however, that the parties hereto shall jointly request that the Agreement be treated as confidential by that commission to the extent permitted under the commission's regulations and procedures. Each party hereto must maintain the confidentiality of all message, billing, traffic, and call records, traffic volumes and all other material information and data pertaining to the traffic covered by this Agreement and the carriers and end users associated with such traffic.

      (k) Remedies under Law. All remedies available to the parties hereto under the terms of this Agreement shall be in addition to, and not by way of limitation of, any other rights that said parties may have at law or equity, none of which are hereby waived.

      (l) Entire Agreement. This Agreement, including all Attachments and Schedules attached hereto, contains the entire agreement, and supersedes and voids any prior understanding, between BA-__ and Carrier regarding the subject matter hereof.

EXHIBIT D

      In witness whereof, the undersigned parties have caused this Agreement to be executed on their behalf this __________ day of _______________, 19__.


Witness:                               [Carrier]


_________________________________      By:_____________________________________


Witness:                               Bell Atlantic - _______________, Inc.


_________________________________      By:_____________________________________

EXHIBIT D

ATTACHMENT A

BASIS OF COMPENSATION
           CHARGES FOR ADMINISTRATION OF ITORP AND ITORP PROCESSING

A. Bell Atlantic - _____________, Inc. charges the following rates for providing ITORP services:

                                                Rate Per Message/ Month

      1.    Administrative Charge                        $

      2.    Processing Charge Elements:
            a.    Terminating Traffic                    $
            b.    Minute/Message                         $
            c.    800/888 Message                        $
            d.    Net Compensation                       $
            e.    Collected Revenue Processing Charge    $

      3.    Minimum Monthly Fee                          $

      4.    Alternately Billed Calls                     $

EXHIBIT D

ATTACHMENT B

I.
Message Telecommunications Service - Terminating to Carrier

Rate Element                     Billing Company
------------                     ---------------
Carrier Common Line              Carrier
End Office                       Carrier
Transport                        based on negotiated billing percentages (BIPs)

II.
800/888 - Terminating to or originating from Carrier Customers

Rate Element                     Billing Company
------------                     ---------------
Carrier Common Line              Originating Company
End Office                       Originating Company
Transport                        based on negotiated billing percentages (BIPs)
Query                            Originating Company

III.
Local Exchange - Terminating to Carrier

Rate Element                     Billing Company
------------                     ---------------
Local E.O. Termination Charge    Carrier
Transport                        based on negotiated billing percentages (BIPs)


22